UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:    October 31, 2005

Date of reporting period:   April 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS

                                                                  APRIL 30, 2006
[GRAPHIC OMITTED]
                                                              Semi-Annual Report

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

Wells Fargo Advantage Specialized Financial Services Fund

Wells Fargo Advantage Specialized Health Sciences Fund

Wells Fargo Advantage Specialized Technology Fund

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Specialized Financial Services Fund ...................................     2
   Specialized Health Sciences Fund ......................................     4
   Specialized Technology Fund ...........................................     6
Fund Expenses (Unaudited) ................................................     8
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Specialized Financial Services Fund ...................................    10
   Specialized Health Sciences Fund ......................................    15
   Specialized Technology Fund ...........................................    20
Financial Statements
--------------------------------------------------------------------------------

   Statements of Assets and Liabilities ..................................    27
   Statements of Operations ..............................................    28
   Statements of Changes in Net Assets ...................................    30
   Financial Highlights ..................................................    34
Notes to Financial Highlights ............................................    38
--------------------------------------------------------------------------------

Notes to Financial Statements ............................................    39
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................    46
--------------------------------------------------------------------------------

List of Abbreviations ....................................................    48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
--------------------------------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE SPECIALTY FUNDS semi-annual report for the period that ended April 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength during the past six months, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. During the first quarter of 2006, economic growth gained momentum and ended the quarter with a GDP growth rate of 5.3%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate stood at 4.75% as of the end of April 2006.

      Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had slowed. Sluggish housing sales were seen in the condominium markets and in regions of rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing cooled. Business spending remained strong through the first quarter of 2006, and in April commodity prices continued their upward trend as the strong global economy steadily increased demand for raw materials.

STOCKS REMAIN VIABLE
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Most domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, many equity market indices moved higher, and the S&P 500 Index and the Dow Jones Industrial Average had the best first quarter results since 1999 and 2002, respectively. The NASDAQ Composite Index ended the first quarter of 2006 at a five-year high.

      Almost all equity markets continued to move higher in April. Value outperformed growth within the U.S. equity markets, and most large cap stocks slightly outperformed most small cap stocks. The energy and financial sectors led the way in the value asset class. With the outlook for housing becoming less optimistic, Real Estate Investment Trusts (REITs) became less attractive, and it may become more and more difficult for this asset class to continue at the pace it has set during the past five years.

LOOKING AHEAD
--------------------------------------------------------------------------------

      High-energy prices and rising interest rates may eventually slow investor enthusiasm for stocks, and we may see long-term interest rates move higher, though their increases could be restrained if inflation remains stable and investor confidence stays steady. These are just a few of the reasons why we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across most major asset classes, each guided by skillful, independent money managers, our subadvisers, chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful, independent money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                     PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
     Wells Fargo Funds Management,         Wells Capital Management Incorporated
     LLC

FUND MANAGERS                         FUND INCEPTION DATE
     Allen J. Ayvazian                     07/02/1962
     Allen Wisniewski, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 11.93% 1 (excluding sales charge) for the six-month period that ended April 30, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 9.63% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Financial stocks, in which the Fund concentrates its investments, outperformed the general market during the period as investors anticipated an end to the Federal Reserve Board's (the Fed) interest rate hikes. In particular, the Fund's exposure to the investment banking and brokerage industry and the asset management and custody industry produced strong returns.

      Examples of solid-performing stocks in the investment banking and brokerage area included Bear Stearns, Goldman Sachs, and Lehman Brothers. The Fund also benefited from stocks in the area of asset management: AMVESCAP and Nuveen Investments are two examples. Holdings in custody banks such as State Street and Bank of New York aided performance as well. Banks with strong capital markets exposure also benefited the Fund; examples included JP Morgan Chase and Citigroup.

      Despite a flat yield curve--which had short-term interest rates nearly matching long-term interest rates--and its negative impact on profitability, the Fund's regional bank stocks returned 9.9% as a group. One of the better performing stocks belonged to PNC Financial Services Group, which benefited from its majority holding in asset manager BlackRock, Inc.

      The Fund's investment in insurance companies produced mixed results because several companies were impacted by hurricane-related losses during the six-month period. Reinsurance company Everest Reinsurance Group saw its stock return decline as earnings were held back by hurricane-related losses. On the positive side, property and casualty insurer Hartford Financial Services Group and insurance broker National Financial Partners reported strong results, and their stock prices rose.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDING DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund initiated investments in several companies, including AllianceBernstein L.P., which experienced a significant increase in assets under management yet was selling at a valuation discount compared to its peers.

      In the regional banking area, the Fund invested in PNC, where we anticipated a renewed focus on productivity to result in improved operating leverage. We look for PNC to show earnings growth over the next two years well above its peers. Shareholders have also benefited from PNC's ownership position in asset manager BlackRock, Inc.

      An investment was also made in Marshall and Ilsley Bank, a commercial bank with a significant data processing operation. We anticipate this operation, which is principally involved in payment processing, to be a meaningful driver of earnings growth, thereby possibly allowing the bank to grow faster than many other regional banks. Finally, the Fund sold its investment in bank stock AmSouth to provide funding for more fundamentally favorable investments.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate an end to the Fed's interest rate hikes and believe that financial stocks will continue to produce solid returns. Once we begin to see a more normally sloped yield curve, profitability for banks may improve. And, while credit losses could increase from unusually low levels, we believe an expanding economy will allow for a reasonably benign credit cycle. Given the better pricing environment in the areas of property and casualty and in the area of reinsurance, we believe insurance industry fundamentals may improve. In the meantime, we will continue to seek long-term capital appreciation through our bottom-up investment process.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES AND FINANCIAL SERVICES SECTOR RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                       Including Sales Charge               Excluding Sales Charge
                                                -----------------------------------   ----------------------------------
                                                6-Months*  1-Year   5-Year  10-Year   6-Months*  1-Year  5-Year  10-Year
------------------------------------------------------------------------------------------------------------------------
Specialized Financial Services Fund - Class A
  (Incept. Date 07/02/1962)                        5.49     14.85    5.31     9.73      11.93     21.86   6.57    10.38
------------------------------------------------------------------------------------------------------------------------
Specialized Financial Services Fund - Class B
  (Incept. Date 05/01/1997)                        6.25     15.64    5.34     9.37      11.25     20.64   5.66     9.37
------------------------------------------------------------------------------------------------------------------------
Specialized Financial Services Fund - Class C
  (Incept. Date 05/01/1997)                       10.34     19.79    5.67     9.36      11.34     20.79   5.67     9.36
------------------------------------------------------------------------------------------------------------------------
Benchmark
------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index 2                                                                       9.63     15.41   2.70     8.94
------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     0.81
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    14.70x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.07x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $ 20.82
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        13%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 3 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Depository Institutions                                                      46%
Electronics                                                                   2%
Financial Services                                                            1%
Holding & Other Investment                                                    1%
Offices
Insurance Agents, Brokers &                                                   2%
Service
Insurance Carriers                                                           20%
Non-Depository Credit                                                         9%
Institutions
Security & Commodity Brokers,                                                18%
Dealers
Business Services                                                             1%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Citigroup Incorporated                                                     8.53%
--------------------------------------------------------------------------------
Bank of America Corporation                                                8.04%
--------------------------------------------------------------------------------
JP Morgan Chase & Company                                                  5.21%
--------------------------------------------------------------------------------
American International Group Incorporated                                  4.73%
--------------------------------------------------------------------------------
Merrill Lynch & Company Incorporated                                       3.96%
--------------------------------------------------------------------------------
Goldman Sachs Group Incorporated                                           3.45%
--------------------------------------------------------------------------------
Hartford Financial Services Group Incorporated                             2.79%
--------------------------------------------------------------------------------
St. Paul Travelers Companies Incorporated                                  2.78%
--------------------------------------------------------------------------------
Capital One Financial Corporation                                          2.68%
--------------------------------------------------------------------------------
Bear Stearns Companies Incorporated                                        2.56%

GROWTH OF $10,000 INVESTMENT 5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO ADVANTAGE SPECIALIZED
                 FINANCIAL SERVICES FUND - Class A       S&P 500 Index
                 ---------------------------------       -------------
  4/30/1996                     9,425                        10,000
  5/31/1996                     9,623                        10,257
  6/30/1996                     9,563                        10,296
  7/31/1996                     9,529                         9,841
  8/31/1996                     9,988                        10,049
  9/30/1996                    10,429                        10,613
 10/31/1996                    10,908                        10,906
 11/30/1996                    11,662                        11,730
 12/31/1996                    11,370                        11,497
  1/31/1997                    11,975                        12,216
  2/28/1997                    12,542                        12,311
  3/31/1997                    11,780                        11,806
  4/30/1997                    12,342                        12,510
  5/31/1997                    12,857                        13,271
  6/30/1997                    13,280                        13,865
  7/31/1997                    14,502                        14,968
  8/31/1997                    14,150                        14,129
  9/30/1997                    15,314                        14,902
 10/31/1997                    15,101                        14,405
 11/30/1997                    15,590                        15,071
 12/31/1997                    16,463                        15,331
  1/31/1998                    15,697                        15,499
  2/28/1998                    16,819                        16,617
  3/31/1998                    17,612                        17,468
  4/30/1998                    17,790                        17,646
  5/31/1998                    17,245                        17,342
  6/30/1998                    17,681                        18,046
  7/31/1998                    17,655                        17,855
  8/31/1998                    13,753                        15,275
  9/30/1998                    14,472                        16,254
 10/31/1998                    15,886                        17,576
 11/30/1998                    16,504                        18,641
 12/31/1998                    17,309                        19,714
  1/31/1999                    17,005                        20,538
  2/28/1999                    17,120                        19,900
  3/31/1999                    17,037                        20,696
  4/30/1999                    18,394                        21,497
  5/31/1999                    17,607                        20,989
  6/30/1999                    17,941                        22,154
  7/31/1999                    16,941                        21,463
  8/31/1999                    16,378                        21,356
  9/30/1999                    15,988                        20,771
 10/31/1999                    18,133                        22,086
 11/30/1999                    17,100                        22,534
 12/31/1999                    15,846                        23,861
  1/31/2000                    15,421                        22,663
  2/29/2000                    13,612                        22,235
  3/31/2000                    15,596                        24,410
  4/30/2000                    14,986                        23,675
  5/31/2000                    16,219                        23,190
  6/30/2000                    14,747                        23,762
  7/31/2000                    15,514                        23,392
  8/31/2000                    17,257                        24,844
  9/30/2000                    17,534                        23,533
 10/31/2000                    17,564                        23,434
 11/30/2000                    17,231                        21,587
 12/31/2000                    19,165                        21,693
  1/31/2001                    19,529                        22,463
  2/28/2001                    18,779                        20,417
  3/31/2001                    18,183                        19,124
  4/30/2001                    18,415                        20,608
  5/31/2001                    19,398                        20,746
  6/30/2001                    19,498                        20,242
  7/31/2001                    19,564                        20,044
  8/31/2001                    18,684                        18,791
  9/30/2001                    17,785                        17,275
 10/31/2001                    17,019                        17,605
 11/30/2001                    18,131                        18,955
 12/31/2001                    18,611                        19,122
  1/31/2002                    18,645                        18,843
  2/28/2002                    18,564                        18,479
  3/31/2002                    19,880                        19,174
  4/30/2002                    19,776                        18,012
  5/31/2002                    19,716                        17,880
  6/30/2002                    19,056                        16,607
  7/31/2002                    17,564                        15,314
  8/31/2002                    17,966                        15,413
  9/30/2002                    16,201                        13,739
 10/31/2002                    16,419                        14,947
 11/30/2002                    16,725                        15,826
 12/31/2002                    16,063                        14,897
  1/31/2003                    15,756                        14,508
  2/28/2003                    15,448                        14,290
  3/31/2003                    15,471                        14,428
  4/30/2003                    17,058                        15,616
  5/31/2003                    18,071                        16,438
  6/30/2003                    18,248                        16,648
  7/31/2003                    18,777                        16,941
  8/31/2003                    18,777                        17,272
  9/30/2003                    18,812                        17,088
 10/31/2003                    20,048                        18,054
 11/30/2003                    20,137                        18,213
 12/31/2003                    20,746                        19,167
  1/31/2004                    21,289                        19,520
  2/29/2004                    21,940                        19,791
  3/31/2004                    21,654                        19,492
  4/30/2004                    20,403                        19,186
  5/31/2004                    20,784                        19,449
  6/30/2004                    20,761                        19,827
  7/31/2004                    20,543                        19,170
  8/31/2004                    20,870                        19,247
  9/30/2004                    20,902                        19,455
 10/31/2004                    21,066                        19,752
 11/30/2004                    21,611                        20,552
 12/31/2004                    22,264                        21,251
  1/31/2005                    21,792                        20,733
  2/28/2005                    21,674                        21,168
  3/31/2005                    21,067                        20,793
  4/30/2005                    20,771                        20,398
  5/31/2005                    21,304                        21,047
  6/30/2005                    21,718                        21,076
  7/31/2005                    22,193                        21,861
  8/31/2005                    21,718                        21,662
  9/30/2005                    22,018                        21,837
 10/31/2005                    22,613                        21,472
 11/30/2005                    23,565                        22,284
 12/31/2005                    23,601                        22,292
  1/31/2006                    23,975                        22,882
  2/28/2006                    24,411                        22,944
  3/31/2006                    24,436                        23,229
  4/30/2006                    25,311                        23,541

--------------------------------------------------------------------------------

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND was named the Wells Fargo SIFE Specialized Financial Services Fund. Performance shown for Class A shares of the Fund for periods prior to February 25, 2002, reflects the performance of the Class A-1 shares of the SIFE Trust Fund, its predecessor fund. Performance shown for Class B and Class C shares of the Fund for periods prior to May 1, 1997, reflects the performance of the Fund's Class A shares, adjusted to reflect each respective class's fees and expenses.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND Class A for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                     PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
     Wells Fargo Funds Management,         RCM Capital Management, LLC
     LLC

FUND MANAGER                          FUND INCEPTION DATE
     Michael Dauchot, M.D.                 04/02/2001

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.87% 1 (excluding sales charge) for the six-month period that ended April 30, 2006, underperforming the MSCI/World Health Care Index 2, which returned 6.63%, and underperforming the S&P 500 Index 3, which returned 9.63% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance was largely due to a surge in the international health care markets compared to a downturn in their U.S. counterparts. The Fund's underweighted position in European pharmaceutical stocks was the biggest contributor to underperformance. For example, the Fund's underweighted position in Sanofi-Aventis and AstraZeneca, both good producers during the period, detracted from Fund performance.

      The Fund was also negatively impacted by its overweighted position in two U.S. medical technology stocks: St. Jude Medical Inc., and Zimmer Holdings Inc. Both of these stocks posted lackluster earnings in the fourth quarter of 2005, due in part to a weak dollar. In addition, a proposal from the centers for Medicare and Medicaid Services to change how it calculates reimbursement rates for procedures involving medical devices, such as those from St. Jude Medical, pressured the entire medical devices group.

      Two major biotechnology stocks also hurt performance: Genentech Inc., and Amgen Inc. Despite posting strong financial results, Genentech's stock declined. Amgen posted lackluster numbers in the fourth quarter of 2005 and in the first quarter of 2006. Consequently its stock dropped in response to the poor quarterly reports.

      Two of the Fund's biggest winners in the past six months were Celgene Corporation and Abgenix. Celgene rose significantly with the introduction of a new drug called Revlimid, which is used to treat myelodysplastic syndrome (MDS). Abgenix also posted excellent returns after announcing solid data and news that the company was being acquired by Amgen. Abgenix specializes in the discovery, development, and manufacturing of human therapeutic antibodies.

      Also on the positive side, the Fund's 2.9% position in Shire plc, a specialty pharmaceutical company, aided Fund performance. Medical device stocks that helped significantly were Inamed Corporation, which was purchased by Allergan Inc., and Conor Medsystems, which had a breakthrough drug-coated stent product.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We diversified the Fund's holdings by adding more U.S. pharmaceutical stocks and selling nearly all of its HMO holdings. We also reduced the Fund's position in small-cap biotechnology stocks. Overall, the holdings in biotechnology increased since October 1, 2005, and comprised 21% of the Fund's holdings since early 2006, with a concentration in mid to large-cap stocks.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the U.S. markets remain challenging so we will continue to seek ways to maintain diversification as a way of mitigating risk, while not over-looking growth opportunities. The U.S. pharmaceutical companies appear to once again be on solid ground and while top-line growth companies will not be double digit any time soon, the worst seems to be over for the major U.S. large-cap pharmaceutical companies. Consequently, we anticipate that they will represent a significant part of the Fund in 2006. European pharmaceutical companies, particularly Roche and Sanofi, will probably continue to be major holdings.

      In other subsectors of health care, there are no general themes that make them attractive to us for now. We will continue to select assets based on stock-specific attributes discovered through our bottom-up research that identifies investments with the potential for growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, NONDIVERSIFIED PORTFOLIO RISK, AND HEALTH SCIENCES SECTOR RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND.

PERFORMANCE HIGHLIGHTS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                       Including Sales Charge                    Excluding Sales Charge
                                              ---------------------------------------   ---------------------------------------
                                              6-Months*  1-Year  5-Year  Life of Fund   6-Months*  1-Year  5-Year  Life of Fund
-------------------------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund - Class A
  (Incept. Date 04/02/2001)                     (3.99)   (0.98)   0.31       1.46          1.87      5.06   1.51       2.65
-------------------------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund - Class B
  (Incept. Date 04/02/2001)                     (3.44)   (0.73)   0.34       1.69          1.56      4.27   0.73       1.88
-------------------------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund - Class C
  (Incept. Date 04/02/2001)                      0.56     3.26    0.75       1.90          1.56      4.26   0.75       1.90
-------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-------------------------------------------------------------------------------------------------------------------------------
   MSCI/World Health Care Index 2                                                          6.63      8.46   2.84       3.18
-------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index 3                                                                         9.63     15.41   2.70       4.17

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                      0.93
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    26.80x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        4.64x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  13.50
--------------------------------------------------------------------------------
Portfolio Turnover***                                                       196%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI/WORLD HEALTH CARE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Chemicals & Allied Products                                                  63%
Engineering, Accounting, Research & Related Services                          3%
Furniture & Fixtures                                                          1%
Holding & Other Investment Offices                                            1%
Industrial & Commercial Machinery & Computer                                  2%
Equipment
Insurance Carriers                                                            1%
Miscellaneous Manufacturing Industries                                        4%
Wholesale Trade Non-Durable Goods                                             3%
Wholesale Trade Durable Goods                                                 1%
Biotechnology                                                                21%
Business Services                                                             1%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Pfizer Incorporated                                                        6.43%
--------------------------------------------------------------------------------
Novartis AG                                                                5.65%
--------------------------------------------------------------------------------
Gilead Sciences Incorporated                                               5.59%
--------------------------------------------------------------------------------
Amgen Incorporated                                                         4.62%
--------------------------------------------------------------------------------
Schering-Plough Corporation                                                4.51%
--------------------------------------------------------------------------------
Abbott Laboratories                                                        4.44%
--------------------------------------------------------------------------------
Wyeth                                                                      4.25%
--------------------------------------------------------------------------------
Genentech Incorporated                                                     3.99%
--------------------------------------------------------------------------------
Merck & Company Incorporated                                               3.88%
--------------------------------------------------------------------------------
Kyphon Incorporated                                                        3.54%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE
              SPECIALIZED HEALTH
            SCIENCES FUND - Class A  MSCI/World Health Care Index  S&P 500 Index
            -----------------------  ----------------------------  -------------
  4/1/2001            9,425                     10,000                10,000
 4/30/2001            9,991                     10,190                10,776
 5/31/2001           10,481                     10,279                10,848
 6/30/2001           10,283                      9,966                10,585
 7/31/2001            9,943                     10,356                10,481
 8/31/2001            9,670                      9,991                 9,826
 9/30/2001            9,142                     10,177                 9,033
10/31/2001            9,500                     10,047                 9,205
11/30/2001            9,925                     10,289                 9,911
12/31/2001           10,028                     10,053                 9,999
 1/31/2002            9,538                      9,817                 9,853
 2/28/2002            9,406                      9,978                 9,663
 3/31/2002            9,614                     10,011                10,026
 4/30/2002            8,973                      9,634                 9,418
 5/31/2002            8,671                      9,408                 9,350
 6/30/2002            7,983                      8,782                 8,684
 7/31/2002            7,559                      8,368                 8,007
 8/31/2002            7,597                      8,373                 8,059
 9/30/2002            7,361                      7,917                 7,184
10/31/2002            7,568                      8,351                 7,816
11/30/2002            7,597                      8,461                 8,275
12/31/2002            7,417                      8,246                 7,789
 1/31/2003            7,531                      8,145                 7,586
 2/28/2003            7,436                      7,929                 7,472
 3/31/2003            7,729                      8,157                 7,544
 4/30/2003            8,030                      8,603                 8,166
 5/31/2003            8,718                      8,850                 8,595
 6/30/2003            9,180                      9,118                 8,705
 7/31/2003            9,284                      9,009                 8,858
 8/31/2003            8,973                      8,733                 9,031
 9/30/2003            8,963                      8,929                 8,935
10/31/2003            9,076                      9,068                 9,440
11/30/2003            9,302                      9,294                 9,523
12/31/2003            9,557                      9,854                10,022
 1/31/2004            9,915                     10,024                10,207
 2/29/2004           10,188                     10,105                10,349
 3/31/2004           10,226                      9,804                10,192
 4/30/2004           10,358                     10,112                10,032
 5/31/2004           10,311                     10,149                10,170
 6/30/2004           10,198                     10,100                10,367
 7/31/2004            9,651                      9,722                10,024
 8/31/2004            9,830                      9,891                10,064
 9/30/2004            9,887                      9,827                10,173
10/31/2004            9,830                      9,718                10,328
11/30/2004           10,075                      9,902                10,747
12/31/2004           10,719                     10,446                11,112
 1/31/2005           10,398                     10,075                10,841
 2/28/2005           10,096                     10,422                11,069
 3/31/2005            9,898                     10,375                10,873
 4/30/2005           10,247                     10,808                10,666
 5/31/2005           10,417                     10,907                11,005
 6/30/2005           10,370                     10,803                11,021
 7/31/2005           10,672                     11,081                11,431
 8/31/2005           10,710                     11,113                11,327
 9/30/2005           10,719                     11,202                11,418
10/31/2005           10,568                     10,995                11,228
11/30/2005           10,691                     11,082                11,652
12/31/2005           10,912                     11,386                11,656
 1/31/2006           11,242                     11,630                11,965
 2/28/2006           11,339                     11,630                11,997
 3/31/2006           11,222                     11,741                12,146
 4/30/2006           10,766                     11,723                12,309

--------------------------------------------------------------------------------
1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

2 The Morgan Stanley Capital International (MSCI) World Health Care Index is an unmanaged market-weighted index composed of securities traded in 22 of the world's most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The health care sector consists of several industry groups including health care equipment and services, pharmaceuticals and biotechnology. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIALIZED HEALTH SCIENCES FUND Class A shares for the life of the Fund with the MSCI/World Health Care Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                     PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND (the Fund) seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

ADVISER                               SUBADVISER
     Wells Fargo Funds Management,          RCM Capital Management, LLC
     LLC

FUND MANAGERS                         FUND INCEPTION DATE
     Huachen Chen, CFA                     09/18/2000
     Walter C. Price, Jr., CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 11.15% 1 (excluding sales charge) for the six-month period that ended April 30, 2006, outperforming the Goldman Sachs Technology Index 2, which returned 8.49%, and outperforming the S&P 500
Index 3, which returned 9.63% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Good stock selection in most of the technology sectors helped Fund performance. Holdings in energy and materials performed well and outpaced the Fund's holdings in health care technology. Health care technology started out on the positive side during the fourth quarter of 2005, but as margins began to erode for many of the leading health care companies, the entire sector felt the pressure.

      The Fund's best stocks included Chartered Semiconductor, Red Hat, Tencent, Citrix Systems, and Amdocs. We recognized market shifts and changes in the companies before they were widely known and the Fund was rewarded with stock appreciation. Red Hat is one of the leading providers of open source software solutions. Tencent is an Internet and mobile value-added services provider. Citrix's mission is to simplify information access for everyone, and Amdocs provides integrated customer management services.

      A few of our stock selections did not perform as we had expected. In addition to the health care technology holdings that faltered, we held SanDisk during a downturn in its products. SanDisk is one of the largest suppliers of flash memory data storage products in the world. Likewise, we thought eBay was back on track, but it continued to slump.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we sold several stocks, including Symantec, Yahoo!, and VeriSign. We reduced our weighting in eBay when we realized the transition to renewed growth would take longer than we had anticipated. We also reduced several of our winning stocks as they neared our price targets, such as Red Hat, Broadcom, and Google. This action was consistent with our process of setting price targets when we buy a stock and either selling or trimming as the stock nears its target. Sometimes we reset the target if our outlook changes and sell if the scenario we envisioned does not materialize.

      We also reduced our overweighted position in the Internet sector and trimmed some of our consumer-focused stocks in order to increase the Fund's holdings in enterprise-related companies. With corporate liquidity high and Web sites, communication infrastructure, advertising, and customer interaction undergoing transformations, we think that corporate investment may reward the Fund on the positive side during 2006.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While consumer spending may be lessening, we remain positive because there are many enticing products on the market. In addition, valuations are reasonable and expectations are modest after years of slow growth. Uncertainty has prevailed in technology stocks for several years as many worried about stock option expensing, rising interest rates, and high valuations. We believe that 2006 may put many of these fears to rest and that it may become a pivotal year for technology.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK, FOREIGN INVESTMENTS RISK, NONDIVERSIFIED PORTFOLIO RISK, AND TECHNOLOGY SECTOR RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class Z shares of the Fund for periods prior to April 11, 2005, reflects performance of the Class A shares of the Fund, and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares.

PERFORMANCE HIGHLIGHTS                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                      Including Sales Charge                       Excluding Sales Charge
                                            ------------------------------------------   ------------------------------------------
                                            6-Months*   1-Year   5-Year   Life of Fund   6-Months*   1-Year   5-Year   Life of Fund
                                            ---------   ------   ------   ------------   ---------   ------   ------   ------------
Specialized Technology Fund - Class A
   (Incept. Date 09/18/2000)                   4.71      24.84    2.06       (10.26)       11.15      32.57    3.27       (9.30)
-----------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class B
   (Incept. Date 09/18/2000)                   5.80      26.59    2.12       (10.28)       10.80      31.59    2.49       (9.99)
-----------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class C
   (Incept. Date 09/18/2000)                   9.82      30.67    2.45       (10.01)       10.82      31.67    2.45      (10.01)
-----------------------------------------------------------------------------------------------------------------------------------
Specialized Technology Fund - Class Z
   (Incept. Date 04/11/2005)                                                               10.96      32.34    3.12       (9.44)
-----------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
   Goldman Sachs Technology Index 2                                                         8.49      21.95   (3.68)     (15.28)
-----------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index 3                                                                          9.63      15.41    2.70        0.96
-----------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                      1.41
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    42.00x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        4.89x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  10.10
--------------------------------------------------------------------------------
Portfolio Turnover***                                                       105%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE GOLDMAN SACHS TECHNOLOGY INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Semiconductor Equipment Manufacturing & Related                               1%
Stone, Clay, Glass & Concrete Products                                        1%
Transportation Equipment                                                      1%
Wholesale Trade Durable Goods                                                 1%
Applications Software                                                         2%
Business Services                                                            44%
Chemicals & Allied Products                                                   2%
Communications                                                                4%
Electronics                                                                  30%
Engineering, Accounting, Research Management & Related Services               1%
Home Furniture, Furnishing & Equipment Stores                                 1%
Industrial & Commercial Machinery & Computer Equipment                        4%
Medical Products                                                              2%
Motion Pictures                                                               1%
Oli & Gas Extraction                                                          4%
Petroleum Refining & Related Industries                                       1%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Red Hat Incorporated                                                       4.66%
--------------------------------------------------------------------------------
QUALCOMM Incorporated                                                      4.00%
--------------------------------------------------------------------------------
Amdocs Limited                                                             3.53%
--------------------------------------------------------------------------------
AutoDesk Incorporated                                                      3.14%
--------------------------------------------------------------------------------
Google Incorporated Class A                                                3.07%
--------------------------------------------------------------------------------
Salesforce.com Incorporated                                                2.91%
--------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing Limited                              2.74%
--------------------------------------------------------------------------------
Marvell Technology Group Limited                                           2.60%
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Company Limited ADR                     2.58%
--------------------------------------------------------------------------------

Citrix Systems Incorporated                                                2.57%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE
             SPECIALIZED TECHNOLOGY    Goldman Sachs
                FUND - Class A        Technology Index   S&P 500 Index
             ----------------------   ----------------   -------------
 9/18/2000            9,425               10,000            10,000
 9/30/2000            9,529                8,380             9,472
10/31/2000            8,426                7,747             9,432
11/30/2000            6,909                5,973             8,689
12/31/2000            6,437                5,461             8,732
 1/31/2001            6,795                6,357             9,042
 2/28/2001            5,014                4,595             8,218
 3/31/2001            4,326                3,957             7,698
 4/30/2001            4,637                4,712             8,295
 5/31/2001            4,373                4,525             8,351
 6/30/2001            4,232                4,536             8,148
 7/31/2001            3,827                4,213             8,068
 8/31/2001            3,327                3,665             7,564
 9/30/2001            2,846                2,923             6,953
10/31/2001            3,261                3,393             7,086
11/30/2001            3,789                3,972             7,629
12/31/2001            3,968                3,901             7,697
 1/31/2002            3,817                3,897             7,584
 2/28/2002            3,252                3,376             7,438
 3/31/2002            3,582                3,617             7,718
 4/30/2002            3,167                3,174             7,250
 5/31/2002            2,950                3,044             7,197
 6/30/2002            2,686                2,614             6,684
 7/31/2002            2,432                2,349             6,164
 8/31/2002            2,375                2,319             6,204
 9/30/2002            2,102                1,905             5,530
10/31/2002            2,432                2,321             6,016
11/30/2002            2,714                2,728             6,370
12/31/2002            2,328                2,330             5,996
 1/31/2003            2,337                2,310             5,840
 2/28/2003            2,319                2,345             5,752
 3/31/2003            2,300                2,319             5,807
 4/30/2003            2,573                2,560             6,286
 5/31/2003            3,025                2,846             6,616
 6/30/2003            3,205                2,839             6,701
 7/31/2003            3,421                3,002             6,819
 8/31/2003            3,648                3,210             6,952
 9/30/2003            3,704                3,163             6,878
10/31/2003            4,090                3,472             7,267
11/30/2003            4,053                3,539             7,331
12/31/2003            4,015                3,593             7,715
 1/31/2004            4,298                3,762             7,857
 2/29/2004            4,156                3,655             7,966
 3/31/2004            4,147                3,555             7,846
 4/30/2004            3,921                3,347             7,723
 5/31/2004            4,147                3,533             7,828
 6/30/2004            4,279                3,620             7,980
 7/31/2004            3,808                3,277             7,716
 8/31/2004            3,695                3,114             7,747
 9/30/2004            3,893                3,221             7,831
10/31/2004            4,270                3,392             7,950
11/30/2004            4,590                3,584             8,272
12/31/2004            4,741                3,698             8,554
 1/31/2005            4,364                3,454             8,345
 2/28/2005            4,373                3,461             8,520
 3/31/2005            4,279                3,376             8,369
 4/30/2005            4,109                3,204             8,210
 5/31/2005            4,505                3,495             8,472
 6/30/2005            4,420                3,426             8,483
 7/31/2005            4,543                3,657             8,799
 8/31/2005            4,647                3,629             8,719
 9/30/2005            4,910                3,666             8,790
10/31/2005            4,901                3,601             8,643
11/30/2005            5,033                3,842             8,969
12/31/2005            5,127                3,772             8,973
 1/31/2006            5,504                3,912             9,210
 2/28/2006            5,250                3,848             9,235
 3/31/2006            5,476                3,933             9,350
 4/30/2006            5,448                3,907             9,475

2 The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND Class A for the life of the Fund with the Goldman Sachs Technology Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                  FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (November 1, 2005 to April 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                        Beginning        Ending
                                                                         Account         Account       Expenses
                                                                          Value          Value        Paid During      Net Annual
                                                                        11/01/2005     04/30/2006       Period*       Expense Ratio
Wells Fargo Advantage Specialized Financial Services Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Financial Services Fund - Class A
Actual                                                                  $ 1,000.00     $ 1,119.30       $   7.09         1.35%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,018.10       $   6.76         1.35%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Financial Services Fund - Class B
Actual                                                                  $ 1,000.00     $ 1,112.50       $  11.00         2.10%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,014.38       $  10.49         2.10%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Financial Services Fund - Class C
Actual                                                                  $ 1,000.00     $ 1,113.40       $  11.00         2.10%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,014.38       $  10.49         2.10%

Wells Fargo Advantage Specialized Health Services Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund - Class A
Actual                                                                  $ 1,000.00     $ 1,018.70       $   8.26         1.65%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,016.61       $   8.25         1.65%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund - Class B
Actual                                                                  $ 1,000.00     $ 1,015.60       $  11.99         2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,012.89       $  11.98         2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Health Services Fund - Class C
Actual                                                                  $ 1,000.00     $ 1,015.60       $  11.99         2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,012.89       $  11.98         2.40%

FUND EXPENSES (UNAUDITED)                  WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                        Beginning        Ending
                                                                         Account         Account       Expenses
                                                                          Value           Value       Paid During      Net Annual
                                                                        11/01/2005     04/30/2006       Period*       Expense Ratio
Wells Fargo Advantage Specialized Technology Fund
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class A
Actual                                                                  $ 1,000.00     $ 1,111.50        $ 9.16           1.75%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,016.12        $ 8.75           1.75%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class B
Actual                                                                  $ 1,000.00     $ 1,108.00        $13.07           2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,012.40        $12.47           2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class C
Actual                                                                  $ 1,000.00     $ 1,108.20        $13.07           2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,012.40        $12.47           2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Specialized Technology Fund - Class Z
Actual                                                                  $ 1,000.00     $ 1,109.60        $ 9.94           1.90%
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                $ 1,000.00     $ 1,015.37        $ 9.49           1.90%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

COMMON STOCKS - 99.57%

BUSINESS SERVICES - 1.11%
     88,000  FIRST DATA CORPORATION                              $    4,196,720
                                                                 --------------
DEPOSITORY INSTITUTIONS - 45.93%
    604,762  BANK OF AMERICA CORPORATION<<                           30,189,719
    268,300  BANK OF NEW YORK COMPANY INCORPORATED                    9,430,745
     72,250  BANK OF THE OZARKS INCORPORATED                          2,456,500
    640,900  CITIGROUP INCORPORATED                                  32,012,955
    127,200  CITY NATIONAL CORPORATION                                9,280,512
     71,700  COMPASS BANCSHARES INCORPORATED<<                        3,940,632
     72,442  CULLEN FROST BANKERS INCORPORATED                        4,192,943
    115,900  GOLDEN WEST FINANCIAL CORPORATION<<                      8,329,733
    431,000  JP MORGAN CHASE & COMPANY<<                             19,558,780
     60,000  MARSHALL & ILSLEY CORPORATION                            2,743,200
     77,000  NORTHERN TRUST CORPORATION                               4,534,530
    117,600  PNC FINANCIAL SERVICES GROUP                             8,404,872
     82,000  STATE STREET CORPORATION                                 5,356,240
    294,347  SUMMIT BANCSHARES INCORPORATED                           5,448,363
     37,700  SUNTRUST BANKS INCORPORATED                              2,915,341
    277,800  US BANCORP<<                                             8,734,032
    121,800  WACHOVIA CORPORATION<<                                   7,289,730
    100,600  ZIONS BANCORPORATION                                     8,352,818

                                                                    173,171,645
                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
EXCEPT COMPUTER EQUIPMENT - 2.42%
    263,300  GENERAL ELECTRIC COMPANY<<                               9,107,547
                                                                 --------------

FINANCIAL SERVICES - 0.81%
     95,800  INDEPENDENT BANK CORPORATION MASSACHUSETTS               3,048,356
                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.69%
    106,700  ASPEN INSURANCE HOLDINGS LIMITED                         2,598,145
                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 2.15%
     60,000  MARSH & MCLENNAN COMPANIES INCORPORATED                  1,840,200
    120,800  NATIONAL FINANCIAL PARTNERS CORPORATION                  6,281,600

                                                                      8,121,800
                                                                 --------------

INSURANCE CARRIERS - 19.74%
     74,000  ACE LIMITED                                              4,109,960
     71,600  ALLSTATE CORPORATION                                     4,044,684
    272,200  AMERICAN INTERNATIONAL GROUP INCORPORATED               17,761,050
    111,800  CHUBB CORPORATION<<                                      5,762,172
     39,700  EVEREST REINSURANCE GROUP LIMITED                        3,612,700
     70,000  FIDELITY NATIONAL TITLE GROUP INCORPORATED<<             1,516,200
    171,000  GENWORTH FINANCIAL INCORPORATED                          5,677,200
    114,000  HARTFORD FINANCIAL SERVICES GROUP INCORPORATED          10,480,020
     78,800  PRUDENTIAL FINANCIAL INCORPORATED                        6,156,644
     53,900  SELECTIVE INSURANCE GROUP INCORPORATED                   3,000,074

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                 VALUE
INSURANCE CARRIERS (CONTINUED)
    237,000  ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                 $  10,435,110
     28,700  XL CAPITAL LIMITED CLASS A                                                                    1,891,043

                                                                                                          74,446,857
                                                                                                       -------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 9.36%
    157,900  AMERICAN CAPITAL STRATEGIES LIMITED<<                                                         5,498,078
    173,000  AMERICAN EXPRESS COMPANY                                                                      9,309,130
    116,200  CAPITAL ONE FINANCIAL CORPORATION<<                                                          10,067,568
     87,000  FANNIE MAE                                                                                    4,402,200
     98,500  FREDDIE MAC                                                                                   6,014,410

                                                                                                          35,291,386
                                                                                                       -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 17.36%
     65,300  ALLIANCE BERNSTEIN HOLDING LIMITED PARTNERSHIP<<                                              4,208,585
    177,900  AMVESCAP PLC ADR<<                                                                            3,890,673
     67,400  BEAR STEARNS COMPANIES INCORPORATED<<                                                         9,605,174
     80,900  GOLDMAN SACHS GROUP INCORPORATED                                                             12,967,461
     46,000  LEHMAN BROTHERS HOLDINGS INCORPORATED<<                                                       6,952,900
    195,100  MERRILL LYNCH & COMPANY INCORPORATED<<                                                       14,878,326
    124,000  MORGAN STANLEY                                                                                7,973,200
     71,000  NUVEEN INVESTMENTS CLASS A                                                                    3,416,520
     85,000  TD AMERITRADE HOLDING CORPORATION+                                                            1,577,600

                                                                                                          65,470,439
                                                                                                       -------------

TOTAL COMMON STOCKS (COST $277,830,417)                                                                  375,452,895
                                                                                                       -------------

COLLATERAL FOR SECURITIES LENDING - 28.26%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.01%
  3,806,508  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                        3,806,508
                                                                                                       -------------

PRINCIPAL                                                              INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 27.25%
$   290,282  AMERICAN GENERAL FINANCE CORPORATION+/-                       4.93%         05/15/2007          290,404
    120,854  APRECO LLC                                                    4.60          05/15/2006          120,625
    264,511  APRECO LLC                                                    4.92          06/15/2006          262,874
  2,386,760  AQUIFER FUNDING LIMITED                                       4.80          05/03/2006        2,386,115
    806,338  AQUIFER FUNDING LIMITED                                       4.80          05/04/2006          806,015
    806,338  AQUINAS FUNDING LLC                                           5.04          06/23/2006          800,451
  1,648,090  ATLANTIC ASSET SECURITIZATION CORPORATION                     4.86          05/11/2006        1,645,865
  1,612,675  ATLAS CAPITAL FUNDING LIMITED SERIES MTN+/-                   4.81          11/03/2006        1,612,675
    387,042  ATLAS CAPITAL FUNDING LIMITED                                 4.60          05/15/2006          386,311
    806,338  ATLAS CAPITAL FUNDING LIMITED+/-                              4.94          10/20/2006          806,338
    806,338  ATLAS CAPITAL FUNDING LIMITED+/-                              4.93          12/22/2006          806,338
    806,338  ATLAS CAPITAL FUNDING LIMITED+/-                              4.98          04/25/2007          806,338
     52,864  ATOMIUM FUNDING CORPORATION                                   4.81          05/03/2006           52,849
  3,072,243  ATOMIUM FUNDING CORPORATION                                   4.81          05/04/2006        3,071,015
    649,876  ATOMIUM FUNDING CORPORATION                                   4.83          05/05/2006          649,532
    392,267  ATOMIUM FUNDING CORPORATION                                   5.00          06/12/2006          390,004

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                             INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 1,935,210  BASF AG ADR                                                   4.81%         05/04/2006    $   1,934,436
    967,605  BEAR STEARNS & COMPANY+/-                                     4.93          10/04/2006          967,605
  1,652,286  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
             (MATURITY VALUE $1,652,512)                                   4.92          05/01/2006        1,652,286
    111,887  BETA FINANCE INCORPORATED SERIES MTN+/-                       4.91          06/02/2006          111,894
 17,739,429  BNP PARIBAS REPURCHASE AGREEMENT
             (MATURITY VALUE $17,741,858)                                  4.93          05/01/2006       17,739,429
  1,073,945  BUCKINGHAM CDO LLC                                            4.96          05/23/2006        1,070,712
  1,612,675  BUCKINGHAM CDO LLC                                            5.08          07/24/2006        1,593,936
  1,941,564  BUCKINGHAM II CDO LLC                                         4.86          05/08/2006        1,939,759
    225,775  BUCKINGHAM II CDO LLC                                         4.95          05/24/2006          225,063
    806,338  CAIRN HIGH GRADE FUNDING I                                    4.81          05/02/2006          806,233
    645,070  CAIRN HIGH GRADE FUNDING I                                    4.83          05/08/2006          644,470
    419,296  CAIRN HIGH GRADE FUNDING I                                    4.76          05/10/2006          418,784
    548,310  CAIRN HIGH GRADE FUNDING I                                    4.93          05/18/2006          547,043
    332,953  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.80          05/05/2006          332,777
    445,098  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.68          05/08/2006          444,684
  1,038,208  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.83          05/09/2006        1,037,087
    143,431  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.69          05/10/2006          143,256
    645,070  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.70          05/12/2006          644,109
    467,676  CEDAR SPRINGS CAPITAL COMPANY LLC                             5.01          06/05/2006          465,426
    322,535  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.89          06/07/2006          320,893
    858,427  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.90          06/12/2006          853,474
  1,010,180  CEDAR SPRINGS CAPITAL COMPANY LLC                             4.99          06/21/2006        1,003,078
    809,499  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                    4.85          05/11/2006          808,406
  1,612,675  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                    4.83          05/12/2006        1,610,273
  2,257,746  CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                 4.85          05/14/2006        2,257,746
  2,086,802  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED              5.00          05/25/2006        2,079,936
    999,859  CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-            4.92          05/04/2006          999,799
    806,338  CULLINAN FINANCE CORPORATION SERIES MTN+/-                    4.71          11/15/2006          806,418
    419,296  DEER VALLEY FUNDING LLC                                       4.78          05/03/2006          419,182
  1,225,633  DEER VALLEY FUNDING LLC                                       4.84          05/08/2006        1,224,493
     63,120  DEER VALLEY FUNDING LLC                                       4.89          05/15/2006           63,001
    515,540  DEER VALLEY FUNDING LLC                                       4.92          05/16/2006          514,494
  4,012,219  DEUTSCHE BANK REPURCHASE AGREEMENT
             (MATURITY VALUE $4,012,756)                                   4.82          05/01/2006        4,012,219
     51,606  EDISON ASSET SECURITIZATION LLC                               4.84          05/15/2006           51,508
     64,507  EIFFEL FUNDING LLC                                            4.80          05/01/2006           64,507
  1,161,804  EUREKA SECURITIZATION INCORPORATED                            4.86          05/16/2006        1,159,445
  1,935,210  GEMINI SECURITIZATION INCORPORATED                            4.79          05/01/2006        1,935,210
     48,380  GEMINI SECURITIZATION INCORPORATED                            4.88          05/24/2006           48,228
  1,450,602  GEORGE STREET FINANCE LLC                                     4.80          05/02/2006        1,450,413
    774,084  GOLDMAN SACHS GROUP INCORPORATED+/-                           4.97          06/30/2006          774,084
     64,507  HARRIER FINANCE FUNDING LLC+/-                                4.98          05/15/2007           64,521
    112,887  HBOS TREASURY SERVICES PLC+/-                                 5.12          01/12/2007          113,000
    516,056  ING USA ANNUITY & LIFE INSURANCE+/-                           5.03          06/06/2006          516,056
     41,930  K2 (USA) LLC                                                  4.61          05/02/2006           41,924
    149,172  K2 (USA) LLC SERIES MTN+/-                                    4.90          07/24/2006          149,202

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                             INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   483,803  KAUPTHING BANK HF+/-                                          4.98%         03/20/2007    $     483,067
    129,014  KLIO II FUNDING CORPORATION                                   4.96          06/30/2006          127,947
  1,078,203  KLIO III FUNDING CORPORATION                                  4.93          05/22/2006        1,075,119
  1,550,362  KLIO III FUNDING CORPORATION                                  4.96          06/30/2006        1,537,540
     32,254  LEXINGTON PARKER CAPITAL CORPORATION                          4.60          05/02/2006           32,249
  5,169,302  LEXINGTON PARKER CAPITAL CORPORATION                          4.85          05/05/2006        5,166,562
    122,434  LEXINGTON PARKER CAPITAL CORPORATION                          4.68          05/10/2006          122,285
     54,831  LEXINGTON PARKER CAPITAL CORPORATION                          4.96          06/20/2006           54,453
    806,338  LIBERTY LIGHT US CAPITAL SERIES MTN+/-                        4.84          05/26/2006          806,354
     64,507  LINKS FINANCE LLC SERIES MTN1+/-                              4.82          09/12/2006           64,507
    741,831  LIQUID FUNDING LIMITED+/-                                     4.88          08/14/2006          741,831
    483,803  LIQUID FUNDING LIMITED+/-                                     4.79          12/01/2006          483,803
    193,521  LIQUID FUNDING LIMITED SERIES MTN+/-                          4.85          02/20/2007          193,525
    322,535  MBIA GLOBAL FUNDING LLC+/-                                    4.92          02/20/2007          322,516
  1,620,739  MERRILL LYNCH & COMPANY SERIES MTN+/-                         5.28          10/27/2006        1,622,035
    967,605  MORGAN STANLEY+/-                                             4.94          10/10/2006          967,605
    149,172  MORGAN STANLEY SERIES EXL+/-                                  4.93          08/13/2010          149,208
    728,929  MORTGAGE INTEREST NET TRUST                                   4.76          05/03/2006          728,732
     32,254  NATIONWIDE BUILDING SOC+/-                                    5.20          07/21/2006           32,265
    143,786  NIEUW AMSTERDAM RECEIVABLES CORPORATION                       4.91          06/26/2006          142,676
     51,767  NORDEA NORTH AMERICA INCORPORATED                             4.80          05/03/2006           51,753
    103,211  NORDEA NORTH AMERICA INCORPORATED                             4.81          05/09/2006          103,100
     61,282  NORDEA NORTH AMERICA INCORPORATED                             4.87          05/15/2006           61,166
     96,599  NORTH SEA FUNDING LLC                                         5.00          06/26/2006           95,854
  1,612,675  NORTHERN ROCK PLC+/-                                          4.83          02/05/2007        1,612,756
    130,465  RACERS TRUST 2004-6-MM+/-                                     4.95          05/22/2006          130,484
    607,882  REGENCY MARKETS LLC                                           5.06          07/20/2006          601,153
     32,254  SCALDIS CAPITAL LIMITED                                       4.91          06/15/2006           32,054
  1,609,289  SEDNA FINANCE INCORPORATED                                    4.86          05/02/2006        1,609,080
    645,070  SLM CORPORATION+/-                                            4.86          05/04/2007          644,909
    258,028  SWEDBANK (FORENINGS SPARBANKEN)                               4.81          05/09/2006          257,749
    161,268  SWEDISH NATIONAL HOUSING FINANCE (SBAB)                       5.06          07/18/2006          159,527
    129,014  TANGO FINANCE CORPORATION                                     4.94          06/21/2006          128,107
    372,947  TANGO FINANCE CORPORATION SERIES MTN+/-                       4.90          10/25/2006          373,070
    974,991  THUNDER BAY FUNDING INCORPORATED                              5.00          06/16/2006          968,810
  1,148,676  TIERRA ALTA FUNDING I LIMITED                                 4.82          05/10/2006        1,147,275
  1,662,410  TIERRA ALTA FUNDING I LIMITED                                 4.83          05/11/2006        1,660,166
    186,458  TRAVELERS INSURANCE COMPANY+/-                                4.92          02/09/2007          186,454
    806,338  UNICREDITO ITALIANO SERIES LIB+/-                             4.86          03/09/2007          806,322
  1,225,633  US BANK NA SERIES BKNT+/-                                     5.13          07/28/2006        1,225,695
     96,761  VERSAILLES CDS LLC                                            4.87          05/15/2006           96,578
    806,338  VERSAILLES CDS LLC                                            4.99          06/20/2006          800,782
     32,254  VERSAILLES CDS LLC                                            5.00          06/21/2006           32,027
    340,662  VERSAILLES CDS LLC                                            5.04          06/28/2006          337,940
    161,268  WHISTLEJACKET CAPITAL LIMITED                                 4.91          05/15/2006          160,963
    322,535  WHISTLEJACKET CAPITAL LIMITED+/-                              4.80          06/09/2006          322,535
    521,055  WHISTLEJACKET CAPITAL LIMITED                                 5.02          06/26/2006          517,033

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                             INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   161,268  WHITE PINE FINANCE LLC                                        4.80%         05/05/2006    $     161,182
    131,659  WHITE PINE FINANCE LLC                                        4.83          05/25/2006          131,226
     99,083  WHITE PINE FINANCE LLC                                        4.91          06/20/2006           98,400
    851,138  WHITE PINE FINANCE LLC                                        4.92          06/22/2006          845,044
    774,084  WHITE PINE FINANCE LLC SERIES MTN1+/-                         4.84          06/12/2006          774,115
    806,338  WHITE PINE FINANCE LLC SERIES MTN1+/-                         4.85          07/17/2006          806,338

                                                                                                         102,748,174
                                                                                                       -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $106,554,682)                                              106,554,682
                                                                                                       -------------

REPURCHASE AGREEMENTS - 0.23%
    876,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US
             GOVERNMENT SECURITIES (MATURITY VALUE $876,113)               4.65          05/01/2006          876,000

TOTAL REPURCHASE AGREEMENTS (COST $876,000)                                                                  876,000
                                                                                                       -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $385,261,099)*                                          128.06%                                  $ 482,883,577
OTHER ASSETS AND LIABILITIES, NET                             (28.06)                                   (105,816,773)
                                                              ------                                   -------------

TOTAL NET ASSETS                                              100.00%                                  $ 377,066,804
                                                              ======                                   =============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

COMMON STOCKS - 94.71%

BIOPHARMACUETICALS - 0.62%
      6,300  ADOLOR CORPORATION+<<                                 $    148,176
                                                                   ------------

BUSINESS SERVICES - 0.58%
      6,300  ECLIPSYS CORPORATION+<<                                    138,726
                                                                   ------------

CHEMICALS & ALLIED PRODUCTS - 62.72%
     23,400  ABBOTT LABORATORIES                                      1,000,116
      3,800  ALEXION PHARMACEUTICALS INCORPORATED+                      129,162
     15,400  AMGEN INCORPORATED+                                      1,042,580
      4,900  BARR PHARMACEUTICALS INCORPORATED+<<                       296,695
     16,100  BIOGEN IDEC INCORPORATED+                                  722,085
     20,400  BRISTOL-MYERS SQUIBB COMPANY                               517,752
     12,600  CONOR MEDSYSTEMS INCORPORATED+<<                           340,200
      9,600  ELI LILLY & COMPANY                                        508,032
      6,000  FOREST LABORATORIES INCORPORATED+                          242,280
     11,300  GENENTECH INCORPORATED+                                    900,723
     21,900  GILEAD SCIENCES INCORPORATED+                            1,259,250
      9,800  MEDIMMUNE INCORPORATED+                                    308,406
     25,400  MERCK & COMPANY INCORPORATED                               874,268
      3,600  MYOGEN INCORPORATED+                                       119,016
      3,800  NEUROCRINE BIOSCIENCES INCORPORATED+                       217,968
     22,200  NOVARTIS AG                                              1,273,609
      8,600  PDL BIOPHARMA INCORPORATED+<<                              247,508
     57,200  PFIZER INCORPORATED                                      1,448,876
      5,700  SANOFI-AVENTIS SA                                          537,539
     52,600  SCHERING-PLOUGH CORPORATION                              1,016,232
      2,700  SEPRACOR INCORPORATED                                      120,528
     10,600  TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                 429,300
     11,600  THERAVANCE INCORPORATED+<<                                 325,496
     49,200  VION PHARMACEUTICALS INCORPORATED+<<                        94,464
     19,700  WYETH                                                      958,799

                                                                     14,930,884
                                                                   ------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 3.27%
     15,900  CELGENE CORPORATION+<<                                     670,344
      5,900  TELIK INCORPORATED+<<                                      108,501

                                                                        778,845
                                                                   ------------

FURNITURE & FIXTURES - 0.99%
      5,400  KINETIC CONCEPTS INCORPORATED+<<                           235,764
                                                                   ------------

HEALTH SERVICES - 5.54%
      3,900  ROCHE HOLDING AG+                                          599,686
     15,200  SHIRE PHARMACEUTICALS GROUP PLC ADR<<                      719,872

                                                                      1,319,558
                                                                   ------------

HOLDING & OTHER INVESTMENT OFFICES - 0.91%
      8,900  NIGHTHAWK RADIOLOGY HOLDINGS INCORPORATED+                 215,647
                                                                   ------------

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                  VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.94%
      8,800  VARIAN MEDICAL SYSTEMS INCORPORATED+                                        $    460,944
                                                                                         ------------

INSURANCE CARRIERS - 0.50%
      2,900  HEALTH NET INCORPORATED                                                          118,030
                                                                                         ------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,MEDICAL & OPTICAL
GOODS - 13.32%
      2,400  ALLERGAN INCORPORATED                                                            246,528
      9,100  BAXTER INTERNATIONAL INCORPORATED                                                343,070
      6,600  BIOMET INCORPORATED                                                              245,388
     10,180  BOSTON SCIENTIFIC CORPORATION+                                                   236,583
      5,300  FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<                                  373,915
     19,200  KYPHON INCORPORATED+<<                                                           797,760
      8,770  ST. JUDE MEDICAL INCORPORATED+                                                   346,240
      5,300  STRYKER CORPORATION                                                              231,875
      4,300  SYNERON MEDICAL LIMITED+<<                                                       111,241
      3,800  ZIMMER HOLDINGS INCORPORATED+                                                    239,020

                                                                                            3,171,620
                                                                                         ------------

WHOLESALE TRADE NON-DURABLE GOODS - 3.32%
      7,000  CARDINAL HEALTH INCORPORATED                                                     471,450
      6,000  MEDCO HEALTH SOLUTIONS INCORPORATED+                                             319,380

                                                                                              790,830
                                                                                         ------------

WHOLESALE TRADE-DURABLE GOODS - 1.00%
      9,200  CYTYC CORPORATION+                                                               237,820
                                                                                         ------------

TOTAL COMMON STOCKS (COST $22,345,325)                                                     22,546,844
                                                                                         ------------

CONTRACTS                                             STRIKE PRICE    EXPIRATION DATE
OPTIONS - 0.07%
        207   ALEXION PHARMACEUTICALS INCORPORATED
              PUT+                                      $ 10.00         05/20/2006              1,035
         71   DOV PHARMACEUTICAL INCORPORATED CALL+       15.00         05/20/2006                355
         54   KINETIC CONCEPTS INCORPORATED PUT+          35.00         09/16/2006             15,660

TOTAL OPTIONS (PREMIUMS PAID $62,304)                                                          17,050
                                                                                         ------------
COLLATERAL FOR SECURITIES LENDING - 15.29%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.54%
    130,080   SCUDDER DAILY ASSETS MONEY MARKET FUND                                          130,080
                                                                                         ------------

PRINCIPAL                                             INTEREST RATE    MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 14.75%
$     9,920   AMERICAN GENERAL FINANCE
              CORPORATION+/-                               4.93%        05/15/2007              9,924
      4,130   APRECO LLC                                   4.60         05/15/2006              4,122
      9,039   APRECO LLC                                   4.92         06/15/2006              8,983
     81,563   AQUIFER FUNDING LIMITED                      4.80         05/03/2006             81,541
     27,555   AQUIFER FUNDING LIMITED                      4.80         05/04/2006             27,544
     27,555   AQUINAS FUNDING LLC                          5.04         06/23/2006             27,354
     56,320   ATLANTIC ASSET SECURITIZATION
              CORPORATION                                  4.86         05/11/2006             56,244
     55,110   ATLAS CAPITAL FUNDING LIMITED
              SERIES MTN+/-                                4.81         11/03/2006             55,110

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                           INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    13,226   ATLAS CAPITAL FUNDING LIMITED                4.60%        05/15/2006       $     13,201
     27,555   ATLAS CAPITAL FUNDING LIMITED+/-             4.94         10/20/2006             27,555
     27,555   ATLAS CAPITAL FUNDING LIMITED+/-             4.93         12/22/2006             27,555
     27,555   ATLAS CAPITAL FUNDING LIMITED+/-             4.98         04/25/2007             27,555
      1,807   ATOMIUM FUNDING CORPORATION                  4.81         05/03/2006              1,806
    104,988   ATOMIUM FUNDING CORPORATION                  4.81         05/04/2006            104,946
     22,208   ATOMIUM FUNDING CORPORATION                  4.83         05/05/2006             22,196
     13,405   ATOMIUM FUNDING CORPORATION                  5.00         06/12/2006             13,328
     66,132   BASF AG ADR                                  4.81         05/04/2006             66,105
     33,066   BEAR STEARNS & COMPANY+/-                    4.93         10/04/2006             33,066
     56,464   BEAR STEARNS & COMPANY REPURCHASE
              AGREEMENT (MATURITY VALUE $56,472)           4.92         05/01/2006             56,464
      3,824   BETA FINANCE INCORPORATED SERIES MTN+/-      4.91         06/02/2006              3,824
    606,210   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $606,293)                    4.93         05/01/2006            606,210
     36,700   BUCKINGHAM CDO LLC                           4.96         05/23/2006             36,589
     55,110   BUCKINGHAM CDO LLC                           5.08         07/24/2006             54,470
     66,349   BUCKINGHAM II CDO LLC                        4.86         05/08/2006             66,287
      7,715   BUCKINGHAM II CDO LLC                        4.95         05/24/2006              7,691
     27,555   CAIRN HIGH GRADE FUNDING I                   4.81         05/02/2006             27,551
     22,044   CAIRN HIGH GRADE FUNDING I                   4.83         05/08/2006             22,023
     14,329   CAIRN HIGH GRADE FUNDING I                   4.76         05/10/2006             14,311
     18,737   CAIRN HIGH GRADE FUNDING I                   4.93         05/18/2006             18,694
     11,378   CEDAR SPRINGS CAPITAL COMPANY LLC            4.80         05/05/2006             11,372
     15,210   CEDAR SPRINGS CAPITAL COMPANY LLC            4.68         05/08/2006             15,196
     35,479   CEDAR SPRINGS CAPITAL COMPANY LLC            4.83         05/09/2006             35,440
      4,901   CEDAR SPRINGS CAPITAL COMPANY LLC            4.69         05/10/2006              4,895
     22,044   CEDAR SPRINGS CAPITAL COMPANY LLC            4.70         05/12/2006             22,011
     15,982   CEDAR SPRINGS CAPITAL COMPANY LLC            5.01         06/05/2006             15,905
     11,022   CEDAR SPRINGS CAPITAL COMPANY LLC            4.89         06/07/2006             10,966
     29,335   CEDAR SPRINGS CAPITAL COMPANY LLC            4.90         06/12/2006             29,166
     34,521   CEDAR SPRINGS CAPITAL COMPANY LLC            4.99         06/21/2006             34,278
     27,663   CONCORD MINUTEMEN CAPITAL COMPANY
              SERIES A                                     4.85         05/11/2006             27,626
     55,110   CONCORD MINUTEMEN CAPITAL COMPANY
              SERIES A                                     4.83         05/12/2006             55,028
     77,154   CONCORD MINUTEMEN CAPITAL COMPANY
              SERIES B+/-                                  4.85         05/14/2006             77,154
     71,312   CORPORATE ASSET SECURITIZATION
              AUSTRALIA LIMITED                            5.00         05/25/2006             71,078
     34,168   CREDIT SUISSE FIRST BOSTON NEW
              YORK SERIES YCD1+/-                          4.92         05/04/2006             34,166
     27,555   CULLINAN FINANCE CORPORATION
              SERIES MTN+/-                                4.71         11/15/2006             27,558
     14,329   DEER VALLEY FUNDING LLC                      4.78         05/03/2006             14,325
     41,884   DEER VALLEY FUNDING LLC                      4.84         05/08/2006             41,845
      2,157   DEER VALLEY FUNDING LLC                      4.89         05/15/2006              2,153
     17,618   DEER VALLEY FUNDING LLC                      4.92         05/16/2006             17,582
    137,110   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $137,128)                    4.82         05/01/2006            137,110
      1,764   EDISON ASSET SECURITIZATION LLC              4.84         05/15/2006              1,760
      2,204   EIFFEL FUNDING LLC                           4.80         05/01/2006              2,204
     39,702   EUREKA SECURITIZATION INCORPORATED           4.86         05/16/2006             39,622
     66,132   GEMINI SECURITIZATION INCORPORATED           4.79         05/01/2006             66,132

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                            INTEREST RATE  MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,653   GEMINI SECURITIZATION INCORPORATED           4.88%        05/24/2006       $      1,648
     49,571   GEORGE STREET FINANCE LLC                    4.80         05/02/2006             49,565
     26,453   GOLDMAN SACHS GROUP INCORPORATED+/-          4.97         06/30/2006             26,453
      2,204   HARRIER FINANCE FUNDING LLC+/-               4.98         05/15/2007              2,205
      3,858   HBOS TREASURY SERVICES PLC+/-                5.12         01/12/2007              3,862
     17,635   ING USA ANNUITY & LIFE INSURANCE+/-          5.03         06/06/2006             17,635
      1,433   K2 (USA) LLC                                 4.61         05/02/2006              1,433
      5,098   K2 (USA) LLC SERIES MTN+/-                   4.90         07/24/2006              5,099
     16,533   KAUPTHING BANK HF+/-                         4.98         03/20/2007             16,508
      4,409   KLIO II FUNDING CORPORATION                  4.96         06/30/2006              4,372
     36,845   KLIO III FUNDING CORPORATION                 4.93         05/22/2006             36,740
     52,981   KLIO III FUNDING CORPORATION                 4.96         06/30/2006             52,542
      1,102   LEXINGTON PARKER CAPITAL CORPORATION         4.60         05/02/2006              1,102
    176,651   LEXINGTON PARKER CAPITAL CORPORATION         4.85         05/05/2006            176,557
      4,184   LEXINGTON PARKER CAPITAL CORPORATION         4.68         05/10/2006              4,179
      1,874   LEXINGTON PARKER CAPITAL CORPORATION         4.96         06/20/2006              1,861
     27,555   LIBERTY LIGHT US CAPITAL SERIES MTN+/-       4.84         05/26/2006             27,555
      2,204   LINKS FINANCE LLC SERIES MTN1+/-             4.82         09/12/2006              2,204
     25,351   LIQUID FUNDING LIMITED+/-                    4.88         08/14/2006             25,351
     16,533   LIQUID FUNDING LIMITED+/-                    4.79         12/01/2006             16,533
      6,613   LIQUID FUNDING LIMITED SERIES MTN+/-         4.85         02/20/2007              6,613
     11,022   MBIA GLOBAL FUNDING LLC+/-                   4.92         02/20/2007             11,021
     55,386   MERRILL LYNCH & COMPANY SERIES MTN+/-        5.28         10/27/2006             55,430
     33,066   MORGAN STANLEY+/-                            4.94         10/10/2006             33,066
      5,098   MORGAN STANLEY SERIES EXL+/-                 4.93         08/13/2010              5,099
     24,910   MORTGAGE INTEREST NET TRUST                  4.76         05/03/2006             24,903
      1,102   NATIONWIDE BUILDING SOC+/-                   5.20         07/21/2006              1,103
      4,914   NIEUW AMSTERDAM RECEIVABLES
              CORPORATION                                  4.91         06/26/2006              4,876
      1,769   NORDEA NORTH AMERICA INCORPORATED            4.80         05/03/2006              1,769
      3,527   NORDEA NORTH AMERICA INCORPORATED            4.81         05/09/2006              3,523
      2,094   NORDEA NORTH AMERICA INCORPORATED            4.87         05/15/2006              2,090
      3,301   NORTH SEA FUNDING LLC                        5.00         06/26/2006              3,276
     55,110   NORTHERN ROCK PLC+/-                         4.83         02/05/2007             55,113
      4,458   RACERS TRUST 2004-6-MM+/-                    4.95         05/22/2006              4,459
     20,773   REGENCY MARKETS LLC                          5.06         07/20/2006             20,543
      1,102   SCALDIS CAPITAL LIMITED                      4.91         06/15/2006              1,095
     54,994   SEDNA FINANCE INCORPORATED                   4.86         05/02/2006             54,987
     22,044   SLM CORPORATION+/-                           4.86         05/04/2007             22,038
      8,818   SWEDBANK (FORENINGS SPARBANKEN)              4.81         05/09/2006              8,808
      5,511   SWEDISH NATIONAL HOUSING FINANCE
              (SBAB)                                       5.06         07/18/2006              5,451
      4,409   TANGO FINANCE CORPORATION                    4.94         06/21/2006              4,378
     12,745   TANGO FINANCE CORPORATION SERIES
              MTN+/-                                       4.90         10/25/2006             12,749
     33,318   THUNDER BAY FUNDING INCORPORATED             5.00         06/16/2006             33,107
     39,254   TIERRA ALTA FUNDING I LIMITED                4.82         05/10/2006             39,206
     56,810   TIERRA ALTA FUNDING I LIMITED                4.83         05/11/2006             56,733
      6,372   TRAVELERS INSURANCE COMPANY+/-               4.92         02/09/2007              6,372
     27,555   UNICREDITO ITALIANO SERIES LIB+/-            4.86         03/09/2007             27,554

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                            INTEREST RATE  MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    41,884   US BANK NA SERIES BKNT+/-                    5.13%        07/28/2006       $     41,886
      3,307   VERSAILLES CDS LLC                           4.87         05/15/2006              3,300
     27,555   VERSAILLES CDS LLC                           4.99         06/20/2006             27,365
      1,102   VERSAILLES CDS LLC                           5.00         06/21/2006              1,094
     11,641   VERSAILLES CDS LLC                           5.04         06/28/2006             11,548
      5,511   WHISTLEJACKET CAPITAL LIMITED                4.91         05/15/2006              5,501
     11,022   WHISTLEJACKET CAPITAL LIMITED+/-             4.80         06/09/2006             11,022
     17,806   WHISTLEJACKET CAPITAL LIMITED                5.02         06/26/2006             17,669
      5,511   WHITE PINE FINANCE LLC                       4.80         05/05/2006              5,508
      4,499   WHITE PINE FINANCE LLC                       4.83         05/25/2006              4,484
      3,386   WHITE PINE FINANCE LLC                       4.91         06/20/2006              3,363
     29,086   WHITE PINE FINANCE LLC                       4.92         06/22/2006             28,878
     26,453   WHITE PINE FINANCE LLC SERIES MTN1+/-        4.84         06/12/2006             26,454
     27,555   WHITE PINE FINANCE LLC SERIES MTN1+/-        4.85         07/17/2006             27,555

                                                                                            3,511,214
                                                                                         ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,641,294)                                   3,641,294
                                                                                         ------------

SHARES
SHORT-TERM INVESTMENTS - 2.19%
    521,803   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                     521,803
                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $521,803)                                                  521,803
                                                                                         ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $26,570,726)*                             112.26%                                  $ 26,726,991

OTHER ASSETS AND LIABILITIES, NET               (12.26)                                    (2,919,088)
                                                ------                                   ------------

TOTAL NET ASSETS                                100.00%                                  $ 23,807,903
                                                ======                                   ============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $521,803.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                             STRIKE PRICE    EXPIRATION DATE       VALUE
WRITTEN OPTIONS - (0.17%)
       (54)   KINETIC CONCEPT INCORPORATED CALL+        $ 60.00         09/16/2006             (7,020)
       (77)   KYPHON INCORPORATED CALL+                   40.00         06/17/2006            (28,490)
       (38)   NEUROCRINE BIOSCIENCES INCORPORATED
              CALL+                                       65.00         06/17/2006             (5,700)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(31,770))                                           (41,210)
                                                                                         ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                  VALUE
COMMON STOCKS - 89.29%

APPLICATIONS SOFTWARE - 2.29%
    144,280   CITRIX SYSTEMS INCORPORATED+                                               $   5,759,658
                                                                                         -------------
BUSINESS SERVICES - 34.38%
     81,500   ACTIVISION INCORPORATED+<<                                                     1,156,485
    212,670   AMDOCS LIMITED+                                                                7,911,324
    167,700   AUTODESK INCORPORATED                                                          7,050,108
    136,000   CERNER CORPORATION+<<                                                          5,392,400
     53,500   CHECKFREE CORPORATION+                                                         2,882,045
     87,800   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                            5,584,958
    122,000   COGNOS INCORPORATED+<<                                                         4,546,940
     59,000   CTRIP.COM INTERNATIONAL LIMITED ADR+<<                                         2,654,717
     91,170   EBAY INCORPORATED+                                                             3,137,160
     26,600   ELECTRONIC ARTS INCORPORATED+                                                  1,510,880
     86,200   ELECTRONIC DATA SYSTEMS CORPORATION                                            2,334,296
     58,800   F5 NETWORKS INCORPORATED+                                                      3,443,328
     16,470   GOOGLE INCORPORATED CLASS A+                                                   6,883,472
    106,200   MERCURY INTERACTIVE CORPORATION+<<                                             3,823,200
      1,620   MICROSOFT CORPORATION                                                             39,123
      4,350   NCR CORPORATION+                                                                 171,390
     44,200   NETEASE.COM INCORPORATED ADR+<<                                                  958,256
    355,500   RED HAT INCORPORATED+<<                                                       10,448,145
    186,060   SALESFORCE.COM INCORPORATED+<<                                                 6,521,403
     11,040   SINA CORPORATION+<<                                                              292,008
    472,000   SUN MICROSYSTEMS INCORPORATED+                                                 2,360,000
     58,340   TELVENT GIT SA+                                                                  816,760
     72,100   THQ INCORPORATED+<<                                                            1,847,923
      2,060   YAHOO JAPAN CORPORATION                                                        1,201,282
    106,830   YAHOO! INCORPORATED+<<                                                         3,501,887

                                                                                            86,469,490
                                                                                         -------------
CHEMICALS & ALLIED PRODUCTS - 2.20%
     48,400   NEUROCRINE BIOSCIENCES INCORPORATED+                                           2,776,224
     93,000   TOKUYAMA CORPORATION                                                           1,534,686
      9,400   WACKER CHEMIE AG+                                                              1,233,347

                                                                                             5,544,257
                                                                                         -------------
COMMUNICATIONS - 4.06%
    288,490   ALCATEL SA                                                                     4,160,074
      1,660   RAKUTEN INCORPORATED                                                           1,341,237
  2,320,000   TENCENT HOLDINGS LIMITED+                                                      4,697,871
         10   XM SATELLITE RADIO HOLDINGS INCORPORATED CLASS A+                                    202

                                                                                            10,199,384
                                                                                         -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 29.89%
    110,200   ADC TELECOMMUNICATIONS INCORPORATED+<<                                         2,467,378
      9,200   CANON INCORPORATED                                                               703,746

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                   VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (CONTINUED)
  5,400,000   CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED+                             $   6,148,396
      2,530   CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED ADR+<<                              28,665
  1,271,770   CIENA CORPORATION+<<                                                           5,201,539
    110,500   CISCO SYSTEMS INCORPORATED+                                                    2,314,975
     99,430   EVERGREEN SOLAR INCORPORATED+<<                                                1,380,088
    189,480   FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                            3,916,552
     32,000   JABIL CIRCUIT INCORPORATED+                                                    1,247,680
    102,280   MARVELL TECHNOLOGY GROUP LIMITED+                                              5,839,165
     27,200   MEMC ELECTRONIC MATERIALS INCORPORATED+                                        1,104,320
    328,950   MICRON TECHNOLOGY INCORPORATED+                                                5,582,281
     14,800   MURATA MANUFACTURING COMPANY LIMITED                                           1,077,522
    121,760   NATIONAL SEMICONDUCTOR CORPORATION                                             3,650,365
    145,000   NETWORK APPLIANCE INCORPORATED+                                                5,375,150
      8,200   NINTENDO COMPANY LIMITED                                                       1,224,257
    146,880   NVIDIA CORPORATION+                                                            4,291,833
    164,000   QLOGIC CORPORATION+                                                            3,412,840
    174,667   QUALCOMM INCORPORATED                                                          8,967,404
      4,330   SAMSUNG ELECTRONICS COMPANY LIMITED                                            2,956,446
     28,000   SUMCO CORPORATION                                                              1,674,615
     19,400   SUNPOWER CORPORATION+<<                                                          745,348
    552,727   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR+                        5,792,579
      1,870   TELEFONAKTIEBOLAGET LM ERICSSON ADR<<                                             66,329

                                                                                            75,169,473
                                                                                         -------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.93%
     48,180   CELGENE CORPORATION+<<                                                         2,031,269
     53,150   GREENFIELD ONLINE INCORPORATED+<<                                                318,368

                                                                                             2,349,637
                                                                                         -------------
FOOD & KINDRED PRODUCTS - 0.29%
     20,900   SUNTECH POWER HOLDINGS COMPANY+<<                                                716,661
                                                                                         -------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.10%
      6,600   BEST BUY COMPANY INCORPORATED                                                    373,956
     46,400   MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED                                 1,120,625
     25,100   SONY CORPORATION                                                               1,260,897

                                                                                             2,755,478
                                                                                         -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.75%
     51,210   APPLE COMPUTER INCORPORATED+                                                   3,604,672
     18,010   COOPER CAMERON CORPORATION+                                                      904,822
     11,400   ELPIDA MEMORY INCORPORATED                                                       513,853
        790   HEWLETT-PACKARD COMPANY                                                           25,651
    137,000   HITACHI LIMITED                                                                1,019,093
      7,050   INTERMEC INCORPORATED+<<                                                         186,754
     17,380   NATIONAL-OILWELL VARCO INCORPORATED+                                           1,198,699
     25,760   RESEARCH IN MOTION LIMITED+<<                                                  1,973,989

                                                                                             9,427,533
                                                                                         -------------

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                  VALUE
INSURANCE CARRIERS - 0.01%
        270   WELLPOINT INCORPORATED+                                                    $      19,170
                                                                                         -------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.32%
     66,300   ENERGY CONVERSION DEVICES INCORPORATED+<<                                      3,315,663
                                                                                         -------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.39%
    199,000   MITSUBISHI HEAVY INDUSTRIES LIMITED                                              985,693
                                                                                         -------------
MOTION PICTURES - 0.85%
     79,200   DREAMWORKS ANIMATION SKG INCORPORATED+                                         2,146,320
                                                                                         -------------

OIL & GAS EXTRACTION - 3.95%
     25,000   DIAMOND OFFSHORE DRILLING INCORPORATED                                         2,269,250
     18,300   ENSCO INTERNATIONAL INCORPORATED                                                 978,867
     29,830   GLOBALSANTAFE CORPORATION                                                      1,825,894
     51,910   SCHLUMBERGER LIMITED                                                           3,589,058
     23,780   WEATHERFORD INTERNATIONAL LIMITED+                                             1,258,675

                                                                                             9,921,744
                                                                                         -------------
PETROLEUM REFINING & RELATED INDUSTRIES - 1.05%
     40,680   VALERO ENERGY CORPORATION                                                      2,633,623
                                                                                         -------------
SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED - 0.74%
     88,200   ASML HOLDING NV NEW YORK REGISTERED SHARES+                                    1,865,430
                                                                                         -------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.94%
     86,000   CORNING INCORPORATED+                                                          2,376,180
                                                                                         -------------
TRANSPORTATION EQUIPMENT - 0.67%
     25,400   TOYOTA INDUSTRIES CORPORATION                                                  1,133,202
      8,620   UNITED TECHNOLOGIES CORPORATION                                                  541,422

                                                                                             1,674,624
                                                                                         -------------
WHOLESALE TRADE-DURABLE GOODS - 0.48%
     15,700   NIDEC CORPORATION                                                              1,210,609
                                                                                         -------------

TOTAL COMMON STOCKS (COST $199,103,668)                                                    224,540,628
                                                                                         -------------

CONTRACTS                                              STRIKE PRICE    EXPIRATION DATE
OPTIONS - 3.55%
      5,630   CISCO SYSTEMS INCORPORATED CALL+            $20.00          01/19/2008         2,364,600
      3,359   COMVERSE TECHNOLOGY INCORPORATED CALL+       25.00          10/21/2006           403,080
      4,450   HEWLETT-PACKARD COMPANY CALL+                25.00          01/20/2007         3,871,500
      2,550   HEWLETT-PACKARD COMPANY CALL+                30.00          01/20/2007         1,249,500
      3,500   MICROSOFT CORPORATION CALL+                  25.00          01/19/2008         1,032,500

TOTAL OPTIONS (PREMIUMS PAID $8,186,728)                                                     8,921,180
                                                                                         -------------

COLLATERAL FOR SECURITIES LENDING - 16.42%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.59%
  1,474,918   SCUDDER DAILY ASSETS MONEY MARKET FUND                                         1,474,918
                                                                                         -------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                            INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 15.83%
$   112,476   AMERICAN GENERAL FINANCE CORPORATION+/-                      4.93%         05/15/2007    $     112,523
     46,828   APRECO LLC                                                   4.60          05/15/2006           46,739
    102,491   APRECO LLC                                                   4.92          06/15/2006          101,856
    924,804   AQUIFER FUNDING LIMITED                                      4.80          05/03/2006          924,554
    312,434   AQUIFER FUNDING LIMITED                                      4.80          05/04/2006          312,309
    312,434   AQUINAS FUNDING LLC                                          5.04          06/23/2006          310,153
    638,590   ATLANTIC ASSET SECURITIZATION CORPORATION                    4.86          05/11/2006          637,728
    624,868   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-              4.81          11/03/2006          624,868
    149,968   ATLAS CAPITAL FUNDING LIMITED                                4.60          05/15/2006          149,685
    312,434   ATLAS CAPITAL FUNDING LIMITED+/-                             4.94          10/20/2006          312,434
    312,434   ATLAS CAPITAL FUNDING LIMITED+/-                             4.93          12/22/2006          312,434
    312,434   ATLAS CAPITAL FUNDING LIMITED+/-                             4.98          04/25/2007          312,434
     20,483   ATOMIUM FUNDING CORPORATION                                  4.81          05/03/2006           20,478
  1,190,410   ATOMIUM FUNDING CORPORATION                                  4.81          05/04/2006        1,189,934
    251,809   ATOMIUM FUNDING CORPORATION                                  4.83          05/05/2006          251,676
    151,993   ATOMIUM FUNDING CORPORATION                                  5.00          06/12/2006          151,116
    749,841   BASF AG ADR                                                  4.81          05/04/2006          749,541
    374,921   BEAR STEARNS & COMPANY+/-                                    4.93          10/04/2006          374,921
    640,216   BEAR STEARNS & COMPANY REPURCHASE
              (MATURITY VALUE $640,303)                                    4.92          05/01/2006          640,216
     43,353   BETA FINANCE INCORPORATED SERIES MTN+/-                      4.91          06/02/2006           43,356
  6,873,544   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $6,874,485)                                  4.93          05/01/2006        6,873,544
    416,124   BUCKINGHAM CDO LLC                                           4.96          05/23/2006          414,872
    624,868   BUCKINGHAM CDO LLC                                           5.08          07/24/2006          617,607
    752,303   BUCKINGHAM II CDO LLC                                        4.86          05/08/2006          751,604
     87,481   BUCKINGHAM II CDO LLC                                        4.95          05/24/2006           87,206
    312,434   CAIRN HIGH GRADE FUNDING I                                   4.81          05/02/2006          312,393
    249,947   CAIRN HIGH GRADE FUNDING I                                   4.83          05/08/2006          249,715
    162,466   CAIRN HIGH GRADE FUNDING I                                   4.76          05/10/2006          162,267
    212,455   CAIRN HIGH GRADE FUNDING I                                   4.93          05/18/2006          211,964
    129,010   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.80          05/05/2006          128,942
    172,463   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.68          05/08/2006          172,303
    402,277   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.83          05/09/2006          401,843
     55,576   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.69          05/10/2006           55,508
    249,947   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.70          05/12/2006          249,575
    181,212   CEDAR SPRINGS CAPITAL COMPANY LLC                            5.01          06/05/2006          180,340
    124,974   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.89          06/07/2006          124,337
    332,617   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.90          06/12/2006          330,698
    391,417   CEDAR SPRINGS CAPITAL COMPANY LLC                            4.99          06/21/2006          388,665
    313,659   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                   4.85          05/11/2006          313,235
    624,868   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                   4.83          05/12/2006          623,937
    874,815   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-                4.85          05/14/2006          874,815
    808,579   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED             5.00          05/25/2006          805,919
    387,418   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-           4.92          05/04/2006          387,395
    312,434   CULLINAN FINANCE CORPORATION SERIES MTN+/-                   4.71          11/15/2006          312,465

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                            INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   162,466   DEER VALLEY FUNDING LLC                                      4.78%         05/03/2006    $     162,422
    474,899   DEER VALLEY FUNDING LLC                                      4.84          05/08/2006          474,458
     24,457   DEER VALLEY FUNDING LLC                                      4.89          05/15/2006           24,411
    199,758   DEER VALLEY FUNDING LLC                                      4.92          05/16/2006          199,352
  1,554,625   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $1,554,833)                                  4.82          05/01/2006        1,554,625
     19,996   EDISON ASSET SECURITIZATION LLC                              4.84          05/15/2006           19,958
     24,995   EIFFEL FUNDING LLC                                           4.80          05/01/2006           24,995
    450,167   EUREKA SECURITIZATION INCORPORATED                           4.86          05/16/2006          449,253
    749,841   GEMINI SECURITIZATION INCORPORATED                           4.79          05/01/2006          749,841
     18,746   GEMINI SECURITIZATION INCORPORATED                           4.88          05/24/2006           18,687
    562,068   GEORGE STREET FINANCE LLC                                    4.80          05/02/2006          561,995
    299,936   GOLDMAN SACHS GROUP INCORPORATED+/-                          4.97          06/30/2006          299,936
     24,995   HARRIER FINANCE FUNDING LLC+/-                               4.98          05/15/2007           25,000
     43,741   HBOS TREASURY SERVICES PLC+/-                                5.12          01/12/2007           43,784
    199,958   ING USA ANNUITY & LIFE INSURANCE+/-                          5.03          06/06/2006          199,958
     16,247   K2 (USA) LLC                                                 4.61          05/02/2006           16,244
     57,800   K2 (USA) LLC SERIES MTN+/-                                   4.90          07/24/2006           57,812
    187,460   KAUPTHING BANK HF+/-                                         4.98          03/20/2007          187,175
     49,989   KLIO II FUNDING CORPORATION                                  4.96          06/30/2006           49,576
    417,774   KLIO III FUNDING CORPORATION                                 4.93          05/22/2006          416,579
    600,723   KLIO III FUNDING CORPORATION                                 4.96          06/30/2006          595,755
     12,497   LEXINGTON PARKER CAPITAL CORPORATION                         4.60          05/02/2006           12,496
  2,002,963   LEXINGTON PARKER CAPITAL CORPORATION                         4.85          05/05/2006        2,001,902
     47,440   LEXINGTON PARKER CAPITAL CORPORATION                         4.68          05/10/2006           47,382
     21,246   LEXINGTON PARKER CAPITAL CORPORATION                         4.96          06/20/2006           21,099
    312,434   LIBERTY LIGHT US CAPITAL SERIES MTN+/-                       4.84          05/26/2006          312,440
     24,995   LINKS FINANCE LLC SERIES MTN1+/-                             4.82          09/12/2006           24,995
    287,439   LIQUID FUNDING LIMITED+/-                                    4.88          08/14/2006          287,439
    187,460   LIQUID FUNDING LIMITED+/-                                    4.79          12/01/2006          187,460
     74,984   LIQUID FUNDING LIMITED SERIES MTN+/-                         4.85          02/20/2007           74,986
    124,974   MBIA GLOBAL FUNDING LLC+/-                                   4.92          02/20/2007          124,966
    627,992   MERRILL LYNCH & COMPANY SERIES MTN+/-                        5.28          10/27/2006          628,494
    374,921   MORGAN STANLEY+/-                                            4.94          10/10/2006          374,921
     57,800   MORGAN STANLEY SERIES EXL+/-                                 4.93          08/13/2010           57,814
    282,440   MORTGAGE INTEREST NET TRUST                                  4.76          05/03/2006          282,364
     12,497   NATIONWIDE BUILDING SOC+/-                                   5.20          07/21/2006           12,502
     55,713   NIEUW AMSTERDAM RECEIVABLES CORPORATION                      4.91          06/26/2006           55,283
     20,058   NORDEA NORTH AMERICA INCORPORATED                            4.80          05/03/2006           20,053
     39,992   NORDEA NORTH AMERICA INCORPORATED                            4.81          05/09/2006           39,948
     23,745   NORDEA NORTH AMERICA INCORPORATED                            4.87          05/15/2006           23,700
     37,430   NORTH SEA FUNDING LLC                                        5.00          06/26/2006           37,141
    624,868   NORTHERN ROCK PLC+/-                                         4.83          02/05/2007          624,899
     50,552   RACERS TRUST 2004-6-MM+/-                                    4.95          05/22/2006           50,559
    235,538   REGENCY MARKETS LLC                                          5.06          07/20/2006          232,930

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                            INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    12,497   SCALDIS CAPITAL LIMITED                                      4.91%         06/15/2006    $      12,420
    623,555   SEDNA FINANCE INCORPORATED                                   4.86          05/02/2006          623,474
    249,947   SLM CORPORATION+/-                                           4.86          05/04/2007          249,885
     99,979   SWEDBANK (FORENINGS SPARBANKEN)                              4.81          05/09/2006           99,871
     62,487   SWEDISH NATIONAL HOUSING FINANCE (SBAB)                      5.06          07/18/2006           61,813
     49,989   TANGO FINANCE CORPORATION                                    4.94          06/21/2006           49,638
    144,507   TANGO FINANCE CORPORATION SERIES MTN+/-                      4.90          10/25/2006          144,555
    377,783   THUNDER BAY FUNDING INCORPORATED                             5.00          06/16/2006          375,387
    445,081   TIERRA ALTA FUNDING I LIMITED                                4.82          05/10/2006          444,538
    644,139   TIERRA ALTA FUNDING I LIMITED                                4.83          05/11/2006          643,269
     72,247   TRAVELERS INSURANCE COMPANY+/-                               4.92          02/09/2007           72,246
    312,434   UNICREDITO ITALIANO SERIES LIB+/-                            4.86          03/09/2007          312,428
    474,899   US BANK NA SERIES BKNT+/-                                    5.13          07/28/2006          474,923
     37,492   VERSAILLES CDS LLC                                           4.87          05/15/2006           37,421
    312,434   VERSAILLES CDS LLC                                           4.99          06/20/2006          310,281
     12,497   VERSAILLES CDS LLC                                           5.00          06/21/2006           12,409
    131,997   VERSAILLES CDS LLC                                           5.04          06/28/2006          130,942
     62,487   WHISTLEJACKET CAPITAL LIMITED                                4.91          05/15/2006           62,369
    124,974   WHISTLEJACKET CAPITAL LIMITED+/-                             4.80          06/09/2006          124,974
    201,895   WHISTLEJACKET CAPITAL LIMITED                                5.02          06/26/2006          200,336
     62,487   WHITE PINE FINANCE LLC                                       4.80          05/05/2006           62,454
     51,014   WHITE PINE FINANCE LLC                                       4.83          05/25/2006           50,846
     38,392   WHITE PINE FINANCE LLC                                       4.91          06/20/2006           38,127
    329,793   WHITE PINE FINANCE LLC                                       4.92          06/22/2006          327,431
    299,936   WHITE PINE FINANCE LLC SERIES MTN1+/-                        4.84          06/12/2006          299,948
    312,434   WHITE PINE FINANCE LLC SERIES MTN1+/-                        4.85          07/17/2006          312,434

                                                                                                          39,812,112
                                                                                                       -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $41,287,030)                                                41,287,030
                                                                                                       -------------
SHARES

RIGHTS - 0.00%
     30,500   SEAGATE TECHNOLOGY RIGHTS+(a)                                                                        0

TOTAL RIGHTS (COST $0)                                                                                             0
                                                                                                       -------------

WARRANTS - 1.57%
    143,600   MERRILL CW10 HON HAI PRECIS+                                                                   974,398
     78,780   MERRILL CW11 MOTECH INDUSTRY+                                                                2,185,176
  1,161,670   MERRILL LYNCH POWCHIP+                                                                         786,566

TOTAL WARRANTS (COST $3,402,302)                                                                           3,946,140
                                                                                                       -------------

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                              VALUE
SHORT-TERM INVESTMENTS - 4.55%

MUTUAL FUND - 4.55%
 11,448,185   WELLS FARGO ADVANTAGE MONEY MARKET TRUST++                                 $ 11,448,185

TOTAL SHORT-TERM INVESTMENTS (COST $11,448,185)                                            11,448,185
                                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $263,427,913)*                            115.38%                                  $290,143,163

OTHER ASSETS AND LIABILITIES, NET               (15.38)                                   (38,677,939)
                                                ------                                   ------------

TOTAL NET ASSETS                                100.00%                                  $251,465,224
                                                ======                                   ============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $11,448,185.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                             STRIKE PRICE     EXPIRATION DATE
WRITTEN OPTIONS - (1.31%)
      (700)   AUTODESK INCORPORATED PUT+                $ 37.50           10/21/2006       (133,000)
      (475)   COGNIZANT TECHNOLOGY SOLUTIONS A CALL+      60.00           07/22/2006       (294,500)
    (3,359)   COMVERSE TECHNOLOGY INCORPORATED PUT+       22.50           01/19/2008       (940,520)
      (590)   CTRIP.COM INTERNATIONAL ADR CALL+           40.00           06/17/2006       (336,300)
      (983)   EBAY INCORPORATED PUT+                      37.50           10/21/2006       (409,911)
       (82)   GOOGLE INCORPORATED CLASS A CALL+          460.00           06/17/2006        (73,800)
      (238)   GOOGLE INCORPORATED CLASS A PUT+           390.00           09/16/2006       (564,060)
      (905)   JUNIPER NETWORKS INCORPORATED PUT+          18.00           10/21/2006       (149,325)
      (808)   NETWORK APPLIANCE INCORPORATED CALL+        37.50           06/17/2006       (141,400)
      (257)   RESEARCH IN MOTION LIMITED CALL+            90.00           09/16/2006        (82,240)
      (406)   VALERO ENERGY CORPORATION CALL+             80.00           01/20/2007       (174,580)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(2,896,950)                                    (3,299,636)
                                                                                         ----------

SHARES        SECURITY NAME
SCHEDULE OF SECURITIES SOLD SHORT - (2.22%)
   (52,700)   BROADCOM CORPORATION CLASS A+                                              (2,166,497)
   (44,800)   ENERGY SELECT SECTOR+                                                      (2,564,352)
   (46,090)   JUNIPER NETWORKS INCORPORATED+                                               (851,743)

TOTAL SHORT SALES (TOTAL PROCEEDS $(5,549,365)                                           (5,582,592)
                                                                                         ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2006 (UNAUDITED)

                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                                       SPECIALIZED     SPECIALIZED     SPECIALIZED
                                                                                         FINANCIAL          HEALTH      TECHNOLOGY
                                                                                     SERVICES FUND   SCIENCES FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE ................................................   $  376,328,895   $  22,563,894   $ 237,407,948
  COLLATERAL FOR SECURITIES LOANED (NOTE 2) .....................................      106,554,682       3,641,294      41,287,030
  INVESTMENTS IN AFFILIATES .....................................................                0         521,803      11,448,185
                                                                                    --------------   -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................      482,883,577      26,726,991     290,143,163
                                                                                    --------------   -------------   -------------
  CASH                                                                                      51,541         152,232       8,085,638
  RECEIVABLE FOR FUND SHARES ISSUED .............................................              886             641          29,988
  RECEIVABLE FOR INVESTMENTS SOLD ...............................................        2,604,568       2,800,892      11,008,637
  RECEIVABLES FOR DIVIDENDS AND INTEREST ........................................          628,848          35,043          50,656
  RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES .............................                0          36,298               0
  PREPAID EXPENSES AND OTHER ASSETS .............................................                0               0          13,854
                                                                                    --------------   -------------   -------------
TOTAL ASSETS ....................................................................      486,169,420      29,752,097     309,331,936
                                                                                    --------------   -------------   -------------
LIABILITIES
  OPTION WRITTEN, AT VALUE ......................................................                0          41,210       3,299,636
  SECURITIES SOLD SHORT, AT FAIR VALUE ..........................................                0               0       5,582,592
  PAYABLE FOR FUND SHARES REDEEMED ..............................................          248,929          39,835         178,281
  PAYABLE FOR INVESTMENTS PURCHASED .............................................        1,851,264       2,187,286       7,236,939
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .........................          277,727               0         206,378
  PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .......................           85,669          14,400          75,856
  PAYABLE FOR SECURITIES LOANED (NOTE 2) ........................................      106,554,682       3,641,294      41,287,030
  ACCRUED EXPENSES AND OTHER LIABILITIES ........................................           84,345          20,169               0
                                                                                    --------------   -------------   -------------
TOTAL LIABILITIES ...............................................................      109,102,616       5,944,194      57,866,712
                                                                                    --------------   -------------   -------------
TOTAL NET ASSETS ................................................................   $  377,066,804   $  23,807,903   $ 251,465,224
                                                                                    ==============   =============   =============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------

  PAID-IN CAPITAL ...............................................................   $  264,254,332     $22,953,131   $ 401,224,895
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................          506,691        (122,777)     (1,871,874)
  UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .........................       14,683,303         830,999    (174,168,051)
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
    AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
    CURRENCIES ..................................................................       97,622,478         155,990      26,716,167
  NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND
    SHORT SALES .................................................................                0          (9,440)       (435,913)
                                                                                    --------------   -------------   -------------
TOTAL NET ASSETS ................................................................   $  377,066,804   $  23,807,903   $ 251,465,224
                                                                                    --------------   -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS - CLASS A ..........................................................   $  371,515,386   $   9,740,819   $ 123,792,653
  SHARES OUTSTANDING - CLASS A ..................................................       91,819,418         878,081      21,424,985
  NET ASSET VALUE PER SHARE - CLASS A ...........................................   $         4.05   $       11.09   $        5.78
  MAXIMUM OFFERING PRICE PER SHARE - CLASS A (2) ................................   $         4.30   $       11.77   $        6.13
  NET ASSETS - CLASS B ..........................................................   $    4,338,511   $  12,998,096   $  28,833,431
  SHARES OUTSTANDING - CLASS B ..................................................        1,075,352       1,219,672       5,206,643
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ........................   $         4.03   $       10.66   $        5.54
  NET ASSETS - CLASS C ..........................................................   $    1,212,907   $   1,068,988   $   6,029,418
  SHARES OUTSTANDING - CLASS C ..................................................          302,429         100,193       1,091,337
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ........................   $         4.01   $       10.67   $        5.52
  NET ASSETS - CLASS Z ..........................................................              N/A             N/A   $  92,809,722
  SHARES OUTSTANDING - CLASS Z ..................................................              N/A             N/A      16,091,251
  NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ........................              N/A             N/A   $        5.77
                                                                                    --------------   -------------   -------------
INVESTMENTS AT COST (NOTE 3) ....................................................   $  385,261,099   $  26,570,726   $ 263,427,913
                                                                                    --------------   -------------   -------------
SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2) ....................................   $  104,421,095   $   3,518,474   $  39,070,728
                                                                                    ==============   =============   =============
PROCEEDS FOR SECURITIES SOLD SHORT (NOTE 2) .....................................   $            0   $           0   $   5,549,365
                                                                                    ==============   =============   =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS (NOTE 2) ...................................   $            0   $      31,770   $   2,896,950
                                                                                    ==============   =============   =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENT OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                                                      STATEMENTS OF OPERATIONS--
                             FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SPECIALIZED     SPECIALIZED     SPECIALIZED
                                                                                         FINANCIAL          HEALTH      TECHNOLOGY
                                                                                     SERVICES FUND   SCIENCES FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS (1) ................................................................   $    5,254,544   $     138,315   $     207,854
   INTEREST .....................................................................           41,327               0         117,819
   INCOME FROM AFFILIATED SECURITIES ............................................                0          12,777         128,051
   SECURITIES LENDING INCOME, NET ...............................................           14,331             764          59,618
                                                                                    --------------   -------------   -------------
TOTAL INVESTMENT INCOME .........................................................        5,310,202         151,856         513,342
                                                                                    --------------   -------------   -------------
EXPENSES
   ADVISORY FEES ................................................................        1,782,290         122,946       1,312,888
   ADMINISTRATION FEES
     FUND LEVEL .................................................................           93,805           6,471          62,519
     CLASS A ....................................................................          517,061          14,743         169,794
     CLASS B ....................................................................            6,581          19,738          41,025
     CLASS C ....................................................................            1,664           1,755           8,390
     CLASS Z ....................................................................              N/A             N/A         210,366
   CUSTODY FEES .................................................................           37,522           9,059          87,526
   SHAREHOLDER SERVICING FEES ...................................................          469,024          32,354         312,592
   ACCOUNTING FEES ..............................................................           18,735          11,021          18,889
   DISTRIBUTION FEES (NOTE 3)
     CLASS B ....................................................................           17,629          52,871         109,888
     CLASS C ....................................................................            4,457           4,701          22,474
   PROFESSIONAL FEES ............................................................           16,684          12,001          10,599
   REGISTRATION FEES ............................................................            2,886          37,400          18,839
   SHAREHOLDER REPORTS ..........................................................           10,283          21,399          63,991
   TRUSTEES' FEES ...............................................................            3,687           3,687           3,686
   OTHER FEES AND EXPENSES                                                                   4,763           4,146          18,060
                                                                                    --------------   -------------   -------------
TOTAL EXPENSES ..................................................................        2,987,071         354,292       2,471,526
                                                                                    --------------   -------------   -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................         (432,113)        (83,100)        (86,310)
   NET EXPENSES .................................................................        2,554,958         271,192       2,385,216
                                                                                    --------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ....................................................        2,755,244        (119,336)     (1,871,874)
                                                                                    --------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............       19,083,813       1,489,705      32,275,464
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .........................                0         240,148      (5,088,622)
                                                                                    --------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .......................................       19,083,813       1,729,853      27,186,842
                                                                                    --------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............       20,576,356      (1,065,427)      1,292,244
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS .........................                0          (4,320)       (734,029)
                                                                                    --------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .............       20,576,356      (1,069,747)        558,215
                                                                                    --------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........................       39,660,169         660,106      27,745,057
                                                                                    --------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................   $   42,415,413   $     540,770     $25,873,183
                                                                                    ==============   =============   =============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF .......................................   $            0   $       4,825   $       5,294

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE SPECIALTY FUNDS        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SPECIALIZED FINANCIAL SERVICES FUND
                                                                     ----------------------------------------------------------
                                                                              FOR THE
                                                                     SIX MONTHS ENDED             FOR THE               FOR THE
                                                                       APRIL 30, 2006        PERIOD ENDED            YEAR ENDED
                                                                          (UNAUDITED)    OCTOBER 31, 2005    SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..........................................   $    375,715,422    $    375,840,707    $      493,651,523

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..................................          2,755,244             (23,989)            4,907,302
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................         19,083,813          (2,389,203)           16,865,924
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ................................................         20,576,356          12,014,608             1,115,269
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...         42,415,413           9,601,416            22,888,495
                                                                     ----------------    ----------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ....................................................         (2,236,160)                  0            (4,881,244)
      CLASS B ....................................................             (9,557)                  0               (11,451)
      CLASS C ....................................................             (2,836)                  0                (4,331)
      CLASS Z ....................................................                N/A                 N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ....................................................        (15,770,015)                  0           (34,065,237)
      CLASS B ....................................................           (207,815)                  0              (683,262)
      CLASS C ....................................................            (50,820)                  0              (137,845)
      CLASS Z ....................................................                N/A                 N/A                   N/A
                                                                     ----------------    ----------------    ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................        (18,277,203)                  0           (39,783,370)
                                                                     ----------------    ----------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ...........................          5,357,185             530,146            13,717,285
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................         16,233,651                   0            34,900,891
   COST OF SHARES REDEEMED - CLASS A .............................        (43,234,329)        (10,007,200)         (143,861,887)
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ..................................        (21,643,493)         (9,477,054)          (95,243,711)
                                                                     ----------------    ----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ...........................            343,968              13,954               452,998
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................            200,446                   0               628,128
   COST OF SHARES REDEEMED - CLASS B .............................         (1,622,343)           (246,622)           (6,151,286)
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ..................................         (1,077,929)           (232,668)           (5,070,160)
                                                                     ----------------    ----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ...........................             26,994                 979               100,751
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................             46,457                   0               114,160
   COST OF SHARES REDEEMED - CLASS C .............................           (138,857)            (17,958)             (816,981)
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ..................................            (65,406)            (16,979)             (602,070)
                                                                     ----------------    ----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ...........................                N/A                 N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .......................                N/A                 N/A                   N/A
   COST OF SHARES REDEEMED - CLASS Z .............................                N/A                 N/A                   N/A
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS Z ..................................                N/A                 N/A                   N/A
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - TOTAL                                             (22,786,828)         (9,726,701)         (100,915,941)
                                                                     ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ............................          1,351,382            (125,285)         (117,810,816)
                                                                     ================    ================    ==================
ENDING NET ASSETS ................................................   $    377,066,804    $    375,715,422    $      375,840,707
                                                                     ================    ================    ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS        WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                              SPECIALIZED HEALTH SCIENCES FUND
                                                                 -----------------------------------------------------------
                                                                          FOR THE
                                                                 SIX MONTHS ENDED              FOR THE               FOR THE
                                                                   APRIL 30, 2006         PERIOD ENDED            YEAR ENDED
                                                                      (UNAUDITED)     OCTOBER 31, 2005    SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................................   $     26,644,657    $      27,631,764    $       32,279,696

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................           (119,336)             (29,461)             (258,962)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................          1,729,853             (193,488)              753,428
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ............................................         (1,069,747)            (175,647)            1,811,718
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ................................................            540,770             (398,596)            2,306,184
                                                                 ----------------    -----------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ................................................                  0                    0                  (211)
      CLASS B ................................................                  0                    0                     0
      CLASS C ................................................                  0                    0                     0
      CLASS Z ................................................                N/A                  N/A                   N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ................................................           (292,187)                   0               (26,495)
      CLASS B ................................................           (405,407)                   0               (36,166)
      CLASS C ................................................            (38,466)                   0                (4,769)
      CLASS Z ................................................                N/A                  N/A                   N/A
                                                                 ----------------    -----------------    ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................           (736,060)                   0               (67,641)
                                                                 ----------------    -----------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................            516,738               16,285             2,133,288
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................            280,054                    0                25,169
   COST OF SHARES REDEEMED - CLASS A .........................         (1,786,742)            (292,429)           (4,789,248)
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ..............................           (989,950)            (276,144)           (2,630,791)
                                                                 ----------------    -----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................            180,767               33,258               283,381
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................            392,381                    0                36,256
   COST OF SHARES REDEEMED - CLASS B .........................         (1,887,342)            (281,304)           (3,682,753)
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ..............................         (1,314,194)            (248,046)           (3,363,116)
                                                                 ----------------    -----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................             20,007                6,244                66,973
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................             35,974                    0                 4,198
   COST OF SHARES REDEEMED - CLASS C .........................           (393,301)             (70,565)             (963,739)
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ..............................           (337,320)             (64,321)             (892,568)
                                                                 ----------------    -----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .......................                N/A                  N/A                   N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...................                N/A                  N/A                   N/A
   COST OF SHARES REDEEMED - CLASS Z .........................                N/A                  N/A                   N/A
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS Z ..............................                N/A                  N/A                   N/A
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - TOTAL ................................         (2,641,464)            (588,511)           (6,886,475)
                                                                 ----------------    -----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ........................         (2,836,754)            (987,107)           (4,647,932)
                                                                 ================    =================    ==================
ENDING NET ASSETS ............................................   $     23,807,903    $      26,644,657    $       27,631,764
                                                                 ================    =================    ==================

                                                                                 SPECIALIZED TECHNOLOGY FUND
                                                                 -----------------------------------------------------------
                                                                           FOR THE
                                                                  SIX MONTHS ENDED             FOR THE               FOR THE
                                                                    APRIL 30, 2006        PERIOD ENDED            YEAR ENDED
                                                                       (UNAUDITED)    OCTOBER 31, 2005    SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................................   $     239,938,252    $    241,352,725    $      138,469,918

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................          (1,871,874)           (270,620)           (2,811,644)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................          27,186,842           5,551,604            34,235,804
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ............................................             558,215          (5,830,455)           20,699,726
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ................................................          25,873,183            (549,471)           52,123,886
                                                                 -----------------    ----------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ................................................                   0                   0                     0
      CLASS B ................................................                   0                   0                     0
      CLASS C ................................................                   0                   0                     0
      CLASS Z ................................................                   0                   0                     0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ................................................                   0                   0                     0
      CLASS B ................................................                   0                   0                     0
      CLASS C ................................................                   0                   0                     0
      CLASS Z ................................................                   0                   0                     0
                                                                 -----------------    ----------------    ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................                   0                   0                     0
                                                                 -----------------    ----------------    ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .......................          16,932,453           3,893,429            31,248,260
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ...................                 N/A                   0                     0
   COST OF SHARES REDEEMED - CLASS A .........................         (19,913,249)         (3,637,512)          (46,763,848)
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ... ..........................          (2,980,796)            255,917           (15,515,588)
                                                                 -----------------    ----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .......................             424,126              31,678               845,432
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ...................               7,247                   0                 1,187
   COST OF SHARES REDEEMED - CLASS B .........................          (3,259,351)           (448,946)           (6,895,633)
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ... ..........................          (2,827,978)           (417,268)           (6,049,014)
                                                                 -----------------    ----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .......................             375,801              80,014               740,354
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ...................                   0                   0                     0
   COST OF SHARES REDEEMED - CLASS C .........................            (652,936)            (61,537)           (2,118,237)
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ..............................            (277,135)             18,477            (1,377,883)
                                                                 -----------------    ----------------    ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .......................           2,857,319             472,752            86,304,568
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ...................                 718                   0                     0
   COST OF SHARES REDEEMED - CLASS Z .........................         (11,118,339)         (1,194,880)          (12,603,162)
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS Z ..............................          (8,260,302)           (722,128)           73,701,406
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - TOTAL ................................         (14,346,211)           (865,002)           50,758,921
                                                                 -----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS ........................          11,526,972          (1,414,473)          102,882,807
                                                                 =================    ================    ==================
ENDING NET ASSETS ............................................   $     251,465,224    $    239,938,252    $      241,352,725
                                                                 =================    ================    ==================

WELLS FARGO ADVANTAGE SPECIALTY FUNDS        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   SPECIALIZED FINANCIAL SERVICES FUND
                                                                         ----------------------------------------------------------
                                                                                  FOR THE
                                                                         SIX MONTHS ENDED             FOR THE               FOR THE
                                                                           APRIL 30, 2006        PERIOD ENDED            YEAR ENDED
                                                                              (UNAUDITED)    OCTOBER 31, 2005    SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .............................................          1,383,734             145,785             3,705,906
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..........          4,260,767                   0             9,385,092
   SHARES REDEEMED - CLASS A .........................................        (11,068,564)         (2,736,987)          (38,782,910)
                                                                         ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............         (5,424,063)         (2,591,202)          (25,691,912)
                                                                         ----------------    ----------------    ------------------
   SHARES SOLD - CLASS B .............................................             87,276               3,830               123,200
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..........             52,822                   0               169,351
   SHARES REDEEMED - CLASS B .........................................           (414,967)            (67,792)           (1,658,553)
                                                                         ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............           (274,869)            (63,962)           (1,366,002)
                                                                         ----------------    ----------------    ------------------
   SHARES SOLD - CLASS C .............................................              7,032                 268                27,395
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..........             12,307                   0                30,951
   SHARES REDEEMED - CLASS C .........................................            (36,182)             (4,933)             (222,980)
                                                                         ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............            (16,843)             (4,665)             (164,634)
                                                                         ----------------    ----------------    ------------------
   SHARES SOLD - CLASS Z .............................................                N/A                 N/A                   N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..........                N/A                 N/A                   N/A
   SHARES REDEEMED - CLASS Z .........................................                N/A                 N/A                   N/A
                                                                         ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..............                N/A                 N/A                   N/A
                                                                         ----------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ................................................         (5,715,775)         (2,659,829)          (27,222,548)
                                                                         ----------------    ----------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........   $        506,691    $              0    $                0
                                                                         ================    ================    ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS        WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                                  SPECIALIZED HEALTH SCIENCES FUND
                                                                     ----------------------------------------------------------
                                                                              FOR THE
                                                                     SIX MONTHS ENDED             FOR THE               FOR THE
                                                                       APRIL 30, 2006        PERIOD ENDED            YEAR ENDED
                                                                          (UNAUDITED)    OCTOBER 31, 2005    SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A .........................................             45,058               1,443               194,302
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ......             24,982                   0                 2,269
   SHARES REDEEMED - CLASS A .....................................           (156,086)            (26,143)             (436,952)
                                                                         ------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..........            (86,046)            (24,700)             (240,381)
                                                                         ------------    ----------------    ------------------
   SHARES SOLD - CLASS B .........................................             16,492               3,082                26,728
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ......             36,332                   0                 3,372
   SHARES REDEEMED - CLASS B .....................................           (171,185)            (26,029)             (348,003)
                                                                         ------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..........           (118,361)            (22,947)             (317,903)
                                                                         ------------    ----------------    ------------------
   SHARES SOLD - CLASS C .........................................              1,805                 576                 6,238
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ......              3,328                   0                   390
   SHARES REDEEMED - CLASS C .....................................            (35,706)             (6,519)              (89,913)
                                                                         ------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..........            (30,573)             (5,943)              (83,285)
                                                                         ------------    ----------------    ------------------
   SHARES SOLD - CLASS Z .........................................                N/A                 N/A                   N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ......                N/A                 N/A                   N/A
   SHARES REDEEMED - CLASS Z .....................................                N/A                 N/A                   N/A
                                                                         ------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ..........                N/A                 N/A                   N/A
                                                                         ------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ....................................           (234,980)            (53,590)             (641,569)
                                                                         ------------    ----------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .....       $   (122,777)   $         (3,441)   $                0
                                                                         ============    ================    ==================


                                                                                      SPECIALIZED TECHNOLOGY FUND
                                                                     ------------------------------------------------------------
                                                                                FOR THE
                                                                       SIX MONTHS ENDED             FOR THE               FOR THE
                                                                         APRIL 30, 2006        PERIOD ENDED            YEAR ENDED
                                                                            (UNAUDITED)    OCTOBER 31, 2005    SEPTEMBER 30, 2005
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ........................................             2,997,618             762,539             6,667,756
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .....                     0                   0                     0
   SHARES REDEEMED - CLASS A ....................................            (3,537,639)           (715,144)           (9,931,637)
                                                                    -------------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .........              (540,021)             47,395            (3,263,881)
                                                                    -------------------    ----------------    ------------------
   SHARES SOLD - CLASS B ........................................                78,026               6,516               186,215
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .....                 1,357                   0                   274
   SHARES REDEEMED - CLASS B ....................................              (603,914)            (92,358)           (1,519,977)
                                                                    -------------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .........              (524,531)            (85,842)           (1,333,488)
                                                                    -------------------    ----------------    ------------------
   SHARES SOLD - CLASS C ........................................                70,172              16,276               161,873
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .....                     0                   0                     0
   SHARES REDEEMED - CLASS C ....................................              (122,581)            (12,749)             (468,435)
                                                                    -------------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .........               (52,409)              3,527              (306,562)
                                                                    -------------------    ----------------    ------------------
   SHARES SOLD - CLASS Z ........................................               510,451              93,059            21,598,387
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .....                   123                   0                     0
   SHARES REDEEMED - CLASS Z ....................................            (1,984,023)           (237,813)           (3,888,934)
                                                                    -------------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .........            (1,473,448)           (144,754)           17,709,453
                                                                    -------------------    ----------------    ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ...................................            (2,590,409)           (179,674)           12,805,522
                                                                    -------------------    ----------------    ------------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....   $        (1,871,874)   $              0    $                0
                                                                    ===================    ================    ==================

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              NET REALIZED
                                                   BEGINNING          NET              AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                   NET ASSET   INVESTMENT       UNREALIZED        FROM NET        FROM NET
                                                   VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                       SHARE       (LOSS)      INVESTMENTS          INCOME           GAINS
--------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..  $    3.80         0.01             0.41            0.00           (0.17)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........  $    3.70         0.00             0.10            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........  $    3.83         0.04             0.16           (0.04)          (0.29)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........  $    4.26         0.03             0.42           (0.03)          (0.85)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........  $    3.71         0.03             0.56           (0.04)           0.00
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........  $    5.38         0.04            (0.71)          (0.04)          (0.96)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............  $    5.80         0.06            (0.24)          (0.06)          (0.18)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............  $    5.21         0.08             0.96           (0.08)          (0.37)

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..  $    3.79         0.00             0.41            0.00           (0.17)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........  $    3.69         0.00             0.10            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........  $    3.82         0.01             0.16           (0.01)          (0.29)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........  $    4.25        (0.01)            0.43            0.00           (0.85)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........  $    3.71         0.00             0.56           (0.02)           0.00
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........  $    5.38         0.00            (0.71)           0.00           (0.96)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............  $    5.80         0.01            (0.24)          (0.01)          (0.18)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............  $    5.21         0.03             0.96           (0.03)          (0.37)

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..  $    3.77         0.00             0.41            0.00           (0.17)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........  $    3.67         0.00             0.10            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........  $    3.80         0.01             0.16           (0.01)          (0.29)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........  $    4.23        (0.00)            0.42            0.00           (0.85)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........  $    3.69         0.00             0.56           (0.02)           0.00
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........  $    5.37         0.00            (0.72)           0.00           (0.96)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............  $    5.79         0.01            (0.24)          (0.01)          (0.18)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............  $    5.20         0.02             0.96           (0.02)          (0.37)

SPECIALIZED HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..  $   11.19         0.00             0.21            0.00           (0.31)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........  $   11.35         0.00            (0.16)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........  $   10.49        (0.01)            0.89            0.00           (0.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........  $    9.51        (0.09)            1.07            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........  $    7.81        (0.08)            1.78            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........  $    9.70        (0.10)           (1.79)           0.00            0.00
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........  $   10.00        (0.03)           (0.27)           0.00            0.00

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..  $   10.80        (0.09)            0.26            0.00           (0.31)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........  $   10.96        (0.02)           (0.14)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........  $   10.21        (0.16)            0.93            0.00           (0.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........  $    9.32        (0.18)            1.07            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........  $    7.72        (0.16)            1.76            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........  $    9.66        (0.17)           (1.77)           0.00            0.00
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........  $   10.00        (0.06)           (0.28)           0.00            0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..  $   10.81        (0.15)            0.32            0.00           (0.31)
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........  $   10.97        (0.02)           (0.14)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........  $   10.22        (0.23)            1.00            0.00           (0.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........  $    9.33        (0.19)            1.08            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........  $    7.73        (0.16)            1.76            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........  $    9.66        (0.18)           (1.75)           0.00            0.00
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........  $   10.00        (0.06)           (0.28)           0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                       WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                   DISTRIBUTIONS     ENDING   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                    IN EXCESS OF  NET ASSET  ---------------------------------------------
                                                        REALIZED  VALUE PER  NET INVESTMENT      GROSS  EXPENSES       NET
                                                           GAINS      SHARE   INCOME (LOSS)   EXPENSES    WAIVED  EXPENSES
--------------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..           0.00  $    4.05            1.48%      1.58%    (0.23)%    1.35%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........           0.00  $    3.80           (0.07)%     1.58%    (0.23)%    1.35%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........           0.00  $    3.70            1.15%      1.58%    (0.23)%    1.35%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........           0.00  $    3.83            0.71%      1.60%    (0.25)%    1.35%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........           0.00  $    4.26            0.82%      1.59%    (0.24)%    1.35%
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........           0.00  $    3.71            0.98%      1.63%    (0.12)%    1.34%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............           0.00  $    5.38            1.15%      1.25%     0.00%     1.25%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............           0.00  $    5.80            1.48%      1.25%     0.00%     1.25%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..           0.00  $    4.03            0.74%      2.33%    (0.23)%    2.10%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........           0.00  $    3.79           (0.81)%     2.33%    (0.23)%    2.10%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........           0.00  $    3.69            0.40%      2.33%    (0.23)%    2.10%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........           0.00  $    3.82           (0.02)%     2.35%    (0.25)%    2.10%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........           0.00  $    4.25            0.07%      2.45%    (0.35)%    2.10%
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........           0.00  $    3.71            0.17%      2.48%    (0.35)%    2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............           0.00  $    5.38            0.16%      2.25%     0.00%     2.25%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............           0.00  $    5.80            0.50%      2.25%     0.00%     2.25%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..           0.00  $    4.01            0.74%      2.33%    (0.23)%    2.10%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........           0.00  $    3.77           (0.82)%     2.33%    (0.23)%    2.10%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........           0.00  $    3.67            0.40%      2.33%    (0.23)%    2.10%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........           0.00  $    3.80           (0.04)%     2.35%    (0.25)%    2.10%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........           0.00  $    4.23            0.07%      2.55%    (0.45)%    2.10%
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........           0.00  $    3.69            0.17%      2.74%    (0.61)%    2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............           0.00  $    5.37            0.16%      2.25%     0.00%     2.25%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............           0.00  $    5.79            0.50%      2.25%     0.00%     2.25%

SPECIALIZED HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..           0.00  $   11.09           (0.48)%     2.29%    (0.64)%    1.65%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........           0.00  $   11.19           (0.93)%     2.00%    (0.35)%    1.65%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........           0.00  $   11.35           (0.41)%     1.96%    (0.31)%    1.65%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........           0.00  $   10.49           (0.87)%     1.84%    (0.19)%    1.65%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........           0.00  $    9.51           (1.02)%     2.25%    (0.60)%    1.65%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........           0.00  $    7.81           (1.07)%     1.92%    (0.27)%    1.65%
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........           0.00  $    9.70           (0.95)%     2.66%    (1.01)%    1.65%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..           0.00  $   10.66           (1.23)%     3.04%    (0.64)%    2.40%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........           0.00  $   10.80           (1.68)%     2.75%    (0.35)%    2.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........           0.00  $   10.96           (1.16)%     2.71%    (0.31)%    2.40%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........           0.00  $   10.21           (1.62)%     2.59%    (0.19)%    2.40%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........           0.00  $    9.32           (1.77)%     3.06%    (0.66)%    2.40%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........           0.00  $    7.72           (1.82)%     2.87%    (0.47)%    2.40%
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........           0.00  $    9.66           (1.67)%     3.46%    (1.06)%    2.40%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..           0.00  $   10.67           (1.24)%     3.01%    (0.61)%    2.40%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........           0.00  $   10.81           (1.68)%     2.75%    (0.35)%    2.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........           0.00  $   10.97           (1.16)%     2.71%    (0.31)%    2.40%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........           0.00  $   10.22           (1.63)%     2.59%    (0.19)%    2.40%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........           0.00  $    9.33           (1.77)%     3.18%    (0.78)%    2.40%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........           0.00  $    7.73           (1.82)%     3.03%    (0.63)%    2.40%
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........           0.00  $    9.66           (1.71)%     3.99%    (1.59)%    2.40%

                                                              PORTFOLIO        NET ASSETS AT
                                                      TOTAL    TURNOVER        END OF PERIOD
                                                   RETURN(2)       RATE      (000'S OMITTED)
--------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..      11.93%        13%(5)  $       371,515
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........       2.70%         1%(5)  $       369,400
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       5.34%        49%     $       369,432
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      11.11%       221%     $       481,182
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      16.12%       356%     $       512,466
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........     (12.95)%      187%     $       509,614
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      (2.90)%       11%     $       679,747
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............      21.00%        16%     $       780,213

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..      11.25%        13%(5)  $         4,339
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........       2.71%         1%(5)  $         5,113
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       4.32%        49%     $         5,220
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      10.41%       221%     $        10,612
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      15.21%       356%     $        20,465
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........     (13.51)%      187%     $        20,986
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      (3.90)%       11%     $        24,732
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............      19.80%        16%     $        26,965

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..      11.34%        13%(5)  $         1,213
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........       2.72%         1%(5)  $         1,202
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       4.46%        49%     $         1,189
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      10.45%       221%     $         1,857
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      15.30%       356%     $         1,937
JANUARY 1, 2002 TO SEPTEMBER 30, 2002 ...........     (13.77)%      187%     $         1,793
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      (3.90)%       11%     $         2,071
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............      19.80%        16%     $         2,139

SPECIALIZED HEALTH SCIENCES FUND
--------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       1.87%       196%(5)  $         9,741
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........      (1.41)%        9%(5)  $        10,784
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       8.42%       200%     $        11,219
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      10.30%       266%     $        12,891
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      21.77%       150%     $        12,805
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........     (19.48)%      138%     $        12,217
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........      (3.00)%       48%     $        12,331

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       1.56%       196%(5)  $        12,998
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........      (1.46)%        9%(5)  $        14,447
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       7.57%       200%     $        14,913
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       9.55%       266%     $        17,140
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      20.73%       150%     $        17,150
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........     (20.08)%      138%     $        15,576
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........      (3.40)%       48%     $        16,320

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       1.56%       196%(5)  $         1,069
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..........      (1.46)%        9%(5)  $         1,414
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       7.56%       200%     $         1,500
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       9.54%       266%     $         2,249
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      20.70%       150%     $         2,323
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........     (19.98)%      138%     $         2,051
APRIL 2, 2001(3) TO SEPTEMBER 30, 2001 ..........      (3.40)%       48%     $         2,277

WELLS FARGO ADVANTAGE SPECIALTY FUNDS                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       NET REALIZED
                                                            BEGINNING          NET              AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                            NET ASSET   INVESTMENT       UNREALIZED        FROM NET        FROM NET
                                                            VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                                SHARE       (LOSS)      INVESTMENTS          INCOME           GAINS
-----------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    5.20        (0.04)            0.62            0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..................   $    5.21        (0.01)            0.00            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $    4.13        (0.07)            1.15            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    3.93        (0.07)            0.27            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...................   $    2.23         0.02             1.68            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...................   $    3.02        (0.06)           (0.73)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...................   $   10.11        (0.02)           (7.07)           0.00            0.00

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    5.00        (0.07)            0.61            0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..................   $    5.02        (0.01)           (0.01)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $    4.01        (0.12)            1.13            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    3.85        (0.10)            0.26            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...................   $    2.19        (0.06)            1.72            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...................   $    3.00        (0.08)           (0.73)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...................   $   10.11        (0.06)           (7.05)           0.00            0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    4.99        (0.07)            0.60            0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..................   $    5.01        (0.01)           (0.01)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $    4.00        (0.13)            1.14            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    3.84        (0.10)            0.26            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...................   $    2.19        (0.06)            1.71            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...................   $    3.00        (0.08)           (0.73)           0.00            0.00
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...................   $   10.11        (0.06)           (7.05)           0.00            0.00

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    5.20        (0.04)            0.61            0.00            0.00
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ..................   $    5.21        (0.01)            0.00            0.00            0.00
APRIL 11, 2005(3) TO SEPTEMBER 30, 2005 .................   $    4.57        (0.03)            0.67            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                       WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                      DISTRIBUTIONS      ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                       IN EXCESS OF   NET ASSET    -----------------------------------------------
                                                           REALIZED   VALUE PER    NET INVESTMENT      GROSS   EXPENSES        NET
                                                              GAINS       SHARE     INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....            0.00   $    5.78             (1.33)%     1.83%     (0.08)%     1.75%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............            0.00   $    5.20             (1.30)%     1.78%     (0.03)%     1.75%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............            0.00   $    5.21             (1.33)%     1.80%     (0.05)%     1.75%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............            0.00   $    4.13             (1.44)%     1.80%     (0.05)%     1.75%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............            0.00   $    3.93             (1.45)%     1.98%     (0.23)%     1.75%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............            0.00   $    2.23             (1.37)%     2.47%     (0.72)%     1.75%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............            0.00   $    3.02             (0.47)%     2.00%     (0.25)%     1.75%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....            0.00   $    5.54             (2.08)%     2.58%     (0.08)%     2.50%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............            0.00   $    5.00             (2.05)%     2.53%     (0.03)%     2.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............            0.00   $    5.02             (2.09)%     2.55%     (0.05)%     2.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............            0.00   $    4.01             (2.19)%     2.55%     (0.05)%     2.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............            0.00   $    3.85             (2.10)%     3.08%     (0.58)%     2.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............            0.00   $    2.19             (2.12)%     3.46%     (0.96)%     2.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............            0.00   $    3.00             (1.24)%     2.72%     (0.22)%     2.50%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....            0.00   $    5.52             (2.08)%     2.58%     (0.08)%     2.50%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............            0.00   $    4.99             (2.05)%     2.53%     (0.03)%     2.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............            0.00   $    5.01             (2.09)%     2.55%     (0.05)%     2.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............            0.00   $    4.00             (2.19)%     2.54%     (0.04)%     2.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............            0.00   $    3.84             (2.10)%     2.91%     (0.41)%     2.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............            0.00   $    2.19             (2.12)%     3.16%     (0.66)%     2.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............            0.00   $    3.00             (1.22)%     2.66%     (0.16)%     2.50%

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....            0.00   $    5.77             (1.49)%     2.00%     (0.10)%     1.90%
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............            0.00   $    5.20             (1.45)%     1.95%     (0.05)%     1.90%
APRIL 11, 2005(3) TO SEPTEMBER 30, 2005 ...........            0.00   $    5.21             (1.37)%     1.95%     (0.05)%     1.90%

                                                                    PORTFOLIO        NET ASSETS AT
                                                            TOTAL    TURNOVER        END OF PERIOD
                                                        RETURN(2)        RATE      (000'S OMITTED)
---------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND
---------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....         11.15%        105%(5)        $ 123,793
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............         (0.19)%        29%(5)        $ 114,262
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............         26.15%        270%           $ 114,233
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............          5.09%        262%           $ 104,033
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............         76.23%        276%           $ 110,730
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............        (26.16)%       388%           $  13,559
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............        (70.13)%       773%           $  22,946

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....         10.80%        105%(5)        $  28,833
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............         (0.40)%        29%(5)        $  28,680
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............         25.19%        270%           $  29,180
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............          4.16%        262%           $  28,648
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............         75.80%        276%           $  31,758
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............        (27.00)%       388%           $  20,949
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............        (70.33)%       773%           $  34,218

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....         10.82%        105%(5)        $   6,029
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............         (0.40)%        29%(5)        $   5,711
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............         25.25%        270%           $   5,707
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............          4.17%        262%           $   5,789
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .............         75.34%        276%           $   7,076
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .............        (27.00)%       388%           $   4,295
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 .............        (70.33)%       773%           $   7,320

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ....         10.96%        105%(5)        $  92,810
OCTOBER 1, 2005(4) TO OCTOBER 31, 2005 ............         (0.19)%        29%(5)        $  91,285
APRIL 11, 2005(3) TO SEPTEMBER 30, 2005 ...........         14.00%        270%           $  92,233

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4)   The Fund changed its fiscal year-end from September 30 to October 31.

(5) Portfolio Turnover rates presented for periods of less than one year are not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at April 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Specialized Financial Services Fund, Specialized Health Sciences Fund, and Specialized Technology Fund.

      Specialized Financial Services Fund is a diversified series of the Trust. The Specialized Health Sciences Fund and the Specialized Technology Fund are non-diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                         BEFORE REORGANIZATION                         AFTER REORGANIZATION
                                     -------------------------------------------------------------  ---------------------------
                                       TARGET FUND       TARGET FUND           ACQUIRING FUND*
                                      Strong Advisor       Strong          Wells Fargo Specialized     Wells Fargo Advantage
FUND                                 Technology Fund  Technology 100 Fund     Technology Fund       Specialized Technology Fund
-------------------------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------------------------
   CLASS A(1)                              101,209                 N/A             23,156,233                 23,408,102
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B                                  61,176                 N/A              6,403,092                  6,403,092
-------------------------------------------------------------------------------------------------------------------------------
   CLASS C                                  17,070                 N/A              1,333,084                  1,333,084
-------------------------------------------------------------------------------------------------------------------------------
   CLASS Z                                     N/A                 N/A                    N/A                 19,982,571
-------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                           N/A          21,063,747                    N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
-------------------------------------------------------------------------------------------------------------------------------
   CLASS A(1)                           $  652,719                 N/A         $  105,711,365              $ 106,861,184
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B                                 388,934                 N/A             28,235,865                 28,235,865
-------------------------------------------------------------------------------------------------------------------------------
   CLASS C                                 108,166                 N/A              5,870,967                  5,870,967
-------------------------------------------------------------------------------------------------------------------------------
   CLASS Z                                     N/A                 N/A                    N/A                 91,223,166
-------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS(2)                           N/A      $   91,223,166                    N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
(depreciation)                          $   15,382      $    6,691,307         $   12,655,444              $  19,362,133
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net gain (loss)             $ (606,022)     $ (244,133,328)        $ (211,529,703)             $(456,269,053)

* DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASSES A, B AND C OF THE STRONG ADVISOR TECHNOLOGY FUND MERGED INTO CLASS A OF THE WELLS FARGO SPECIALIZED TECHNOLOGY FUND AND THEN THE FUND WAS RENAMED THE WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND.

(2) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INVESTOR CLASS OF THE STRONG TECHNOLOGY 100 FUND MERGED INTO CLASS Z OF THE WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial

WELLS FARGO ADVANTAGE SPECIALTY FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Specialized Financial Services Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at April 30, 2006.

      At October 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                  Capital Loss
Fund                                              Year Expires    Carryforwards
--------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                   2013        $   2,389,203
--------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                      2013              494,421
--------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                           2006            3,831,373
                                                      2007            3,831,373
                                                      2008          126,179,032
                                                      2009           54,007,562
                                                      2010           10,167,420
                                                      2011              445,585
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. At April 30, 2006, the Funds did not hold any forward foreign currency contracts.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At April 30, 2006, the Funds did not hold any open futures contracts.

INVESTMENTS SOLD SHORT

      Certain Funds may engage in short-selling to the extent permitted by the Fund's investment policies in attempting to increase investment return. In a short sale transaction, the Fund borrows a security which it then delivers to settle a sale. The Fund is obligated to replace the security borrowed by purchasing the security at current market value at a future date. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and /or custodian, of cash and /or other liquid securities sufficient to cover its short position. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. Securities sold short at April 30, 2006, if any, and their related market values and proceeds are set forth in the Schedule of Investments Sold Short.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at April 30, 2006, are shown on the Statements of Assets and Liabilities.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions during the period ended April 30, 2006, were as follows:

                                                      SPECIALIZED HEALTH SCIENCES FUND
                                                      --------------------------------
                                             Principal Amount of Contracts    Premiums Received
-----------------------------------------------------------------------------------------------
Call Options Written
-----------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                              40                    $   5,280
-----------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                          2,847                      414,948
-----------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS              (2,396)                    (375,676)
-----------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                           (322)                     (12,782)
-----------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                            0                            0
-----------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                                   169                       31,770
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

                                                                                SPECIALIZED TECHNOLOGY FUND
                                                                                ---------------------------
                                                                   Principal Amount of Contracts      Premiums Received
-----------------------------------------------------------------------------------------------------------------------
Call Options Written
-----------------------------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                                                  1,688                   $    515,142
-----------------------------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                                                 4,140                      1,751,661
-----------------------------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS                                     (2,772)                    (1,270,615)
-----------------------------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                                                  (588)                       (51,210)
-----------------------------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                                                 170                        (51,686)
-----------------------------------------------------------------------------------------------------------------------
OPTIONS SPLIT                                                                     (20)                             0
-----------------------------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                                                        2,618                        893,292

-----------------------------------------------------------------------------------------------------------------------
Put Options Written
-----------------------------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                                                    710                        154,710
-----------------------------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                                                22,277                      4,445,588
-----------------------------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS                                    (12,669)                    (2,265,631)
-----------------------------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                                                (4,133)                      (331,009)
-----------------------------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                                                   0                              0
-----------------------------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                                                        6,185                      2,003,658
-----------------------------------------------------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

      ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                              ADVISORY FEES                                           SUBADVISORY FEES*
                          AVERAGE DAILY       (% OF AVERAGE                         AVERAGE DAILY       (% OF AVERAGE
FUND                        NET ASSETS      DAILY NET ASSETS)   SUBADVISER           NET ASSETS       DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL  First $500 million         0.950          Wells Capital   First $100 million        0.450
SERVICES FUND           Next $500 million         0.900           Management      Next $100 million        0.400
                          Next $2 billion         0.850          Incorporated     Over $200 million        0.300
                          Next $2 billion         0.825
                          Over $5 billion         0.800
-----------------------------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH     First $500 million         0.950           RCM Capital    First $100 million        0.750
SCIENCES FUND           Next $500 million         0.900         Management LLC    Next $400 million        0.650
                          Next $2 billion         0.850                           Over $500 million        0.600
                          Next $2 billion         0.825
                          Over $5 billion         0.800
-----------------------------------------------------------------------------------------------------------------------
SPECIALIZED            First $500 million         1.050           RCM Capital     First $50 million        1.000
TECHNOLOGY FUND         Next $500 million         1.000         Management LLC     Next $50 million        0.700
                          Next $2 billion         0.950                           Over $100 million        0.550
                          Next $2 billion         0.925
                          Over $5 billion         0.900
-----------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SPECIALTY FUNDS
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, the investment subadviser(s) listed below were entitled to be paid a monthly fee at the following rates:

                                                                             Subadvisory Fees
                                                          Average Daily     (% of Average Daily
Fund                                    Subadviser         Net Assets           Net Assets)
-----------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND    Wells Capital   First $200 million          0.250
                                        Management      Next $200 million          0.200
                                       Incorporated     Over $400 million          0.150
-----------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND        RCM Capital    First $100 million          0.950
                                      Management LLC    Next $400 million          0.650
                                                        Over $500 million          0.600

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                              ADMIN FEES
                                     AVERAGE DAILY          (% OF AVERAGE
                                      NET ASSETS          DAILY NET ASSETS)
---------------------------------------------------------------------------
FUND LEVEL                         First $5 billion              0.05
                                    Next $5 billion              0.04
                                   Over $10 billion              0.03
---------------------------------------------------------------------------
CLASS A                            All asset levels              0.28
---------------------------------------------------------------------------
CLASS B                            All asset levels              0.28
---------------------------------------------------------------------------
CLASS C                            All asset levels              0.28
---------------------------------------------------------------------------
CLASS Z**                          All asset levels              0.45
---------------------------------------------------------------------------

** APRIL 11, 2005, IS COMMENCEMENT OF OPERATIONS.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 % OF AVERAGE
FUND                                                           DAILY NET ASSETS
-------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                                  0.02%
-------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                                     0.07%
-------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                                          0.07%
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                 % OF AVERAGE
SHARE CLASS                                                    DAILY NET ASSETS
-------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, CLASS Z                                   0.25%
-------------------------------------------------------------------------------

      For the period ended April 30, 2006, shareholder servicing fees paid were as follows:

FUND                                               CLASS A      CLASS B    CLASS C     CLASS Z
----------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND               $ 461,662    $  5,876    $ 1,486         N/A
----------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                     13,164      17,623      1,567         N/A
----------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                         151,602      36,629      7,491    $116,870
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                           WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, Stephens, Inc. served as distributor to the applicable Funds and received distribution fees at an annual rate of 0.75% of average daily net assets of the Funds' Class B and Class C shares.

      For the period ended April 30, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the period ended April 30, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                             NET OPERATING EXPENSE RATIOS
                                                             ----------------------------
Fund                                                  Class A     Class B    Class C     Class Z
------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                    1.35%       2.10%      2.10%        N/A
------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                       1.65%       2.40%      2.40%        N/A
------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                            1.75%       2.50%      2.50%       1.90%
------------------------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended April 30, 2006, were as follows:

FUND                                                       PURCHASES AT COST      SALES PROCEEDS
------------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND                          $  48,031,034        $  85,279,909
------------------------------------------------------------------------------------------------
SPECIALIZED HEALTH SCIENCES FUND                                49,087,038           51,989,454
------------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                                    240,358,733          276,384,551
------------------------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the period ended April 30, 2006, there were no borrowings by Specialty Funds under the agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS              OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987         Chair of Finance, Wake                    None
63                                                    Forest University, since
                                                      2006. Benson-Pruitt
                                                      Professorship, Wake Forest
                                                      University, Calloway School
                                                      of Business and Accountancy,
                                                      since 1999.
-------------------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998         Chairman, CEO, and Co-                    None
63                        (Chairman, since 2005)      Founder of Crystal Geyser
                                                      Water Company, and President
                                                      of Crystal Geyser Roxane
                                                      Water Company.
-------------------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987         Retired. Prior thereto,                   None
72                                                    President of Richard M.
                                                      Leach Associates (a
                                                      financial consulting firm).
-------------------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and                None
53                                                    Risk Management, Wharton
                                                      School, University of
                                                      Pennsylvania. Director of
                                                      the Boettner Center on
                                                      Pensions and Retirement.
                                                      Research Associate and Board
                                                      Member, Penn Aging Research
                                                      Center. Research Associate,
                                                      National Bureau of Economic
                                                      Research.
-------------------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996         Senior Counselor to the                   None
54                                                    public relations firm of
                                                      Himle-Horner, and Senior
                                                      Fellow at the Humphrey
                                                      Institute, Minneapolis,
                                                      Minnesota (a public policy
                                                      organization).
-------------------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996         Principal of the law firm of              None
65                                                    Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)              WELLS FARGO ADVANTAGE SPECIALTY FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987         Private Investor/Real Estate              None
61                                                    Developer. Prior thereto,
                                                      Chairman of White Point
                                                      Capital, LLC until 2005.
-------------------------------------------------------------------------------------------------------------------

OFFICERS

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE           PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of               None
47                                                    Wells Fargo Bank, N.A. and
                                                      President of Wells Fargo
                                                      Funds Management, LLC.
                                                      Senior Vice President and
                                                      Chief Administrative Officer
                                                      of Wells Fargo Funds
                                                      Management, LLC from 2001 to
                                                      2003.
-------------------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000       Vice President and Managing               None
45                                                    Senior Counsel of Wells
                                                      Fargo Bank, N.A. and Senior
                                                      Vice President and Secretary
                                                      of Wells Fargo Funds
                                                      Management, LLC. Vice
                                                      President and Senior Counsel
                                                      of Wells Fargo Bank, N.A.
                                                      from 1996 to 2003.
-------------------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006       Vice President of Wells                   None
32                                                    Fargo Bank, N.A. and Vice
                                                      President of Financial
                                                      Operations for Wells Fargo
                                                      Funds Management, LLC. Vice
                                                      President and Group Finance
                                                      Officer of Wells Fargo Bank,
                                                      N.A. Auto Finance Group from
                                                      2004 to 2006. Vice President
                                                      of Portfolio Risk Management
                                                      for Wells Fargo Bank, N.A.
                                                      Auto Finance Group in 2004.
                                                      Vice President of Portfolio
                                                      Research and Analysis for
                                                      Wells Fargo Bank, N.A. Auto
                                                      Finance Group from 2001 to
                                                      2004. Director of Small
                                                      Business Services Risk
                                                      Management for American
                                                      Express Travel Related
                                                      Services from 2000 to 2001.
-------------------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance            Chief Compliance Officer of               None
44                        Officer, since 2004         Wells Fargo Funds
                                                      Management, LLC since 2004,
                                                      and from 1997 to 2002. In
                                                      2002 Ms. Peters left Wells
                                                      Fargo Funds Management, LLC
                                                      to pursue personal goals.
-------------------------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of April 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                                                           LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        --  Association of Bay Area Governments
ADR         --  American Depository Receipts
AMBAC       --  American Municipal Bond Assurance Corporation
AMT         --  Alternative Minimum Tax
ARM         --  Adjustable Rate Mortgages
BART        --  Bay Area Rapid Transit
CDA         --  Community Development Authority
CDSC        --  Contingent Deferred Sales Charge
CGIC        --  Capital Guaranty Insurance Company
CGY         --  Capital Guaranty Corporation
CMT         --  Constant Maturity Treasury
COFI        --  Cost of Funds Index
Connie Lee  --  Connie Lee Insurance Company
COP         --  Certificate of Participation
CP          --  Commercial Paper
CTF         --  Common Trust Fund
DW&P        --  Department of Water & Power
DWR         --  Department of Water Resources
EDFA        --  Education Finance Authority
FFCB        --  Federal Farm Credit Bank
FGIC        --  Financial Guaranty Insurance Corporation
FHA         --  Federal Housing Authority
FHLB        --  Federal Home Loan Bank
FHLMC       --  Federal Home Loan Mortgage Corporation
FNMA        --  Federal National Mortgage Association
FRN         --  Floating Rate Notes
FSA         --  Financial Security Assurance, Inc
GDR         --  Global Depository Receipt
GNMA        --  Government National Mortgage Association
GO          --  General Obligation
HFA         --  Housing Finance Authority
HFFA        --  Health Facilities Financing Authority
IDA         --  Industrial Development Authority
IDR         --  Industrial Development Revenue
LIBOR       --  London Interbank Offered Rate
LLC         --  Limited Liability Corporation
LOC         --  Letter of Credit
LP          --  Limited Partnership
MBIA        --  Municipal Bond Insurance Association
MFHR        --  Multi-Family Housing Revenue
MUD         --  Municipal Utility District
MTN         --  Medium Term Note
PCFA        --  Pollution Control Finance Authority
PCR         --  Pollution Control Revenue
PFA         --  Public Finance Authority
PLC         --  Private Placement
PSFG        --  Public School Fund Guaranty
RDA         --  Redevelopment Authority
RDFA        --  Redevelopment Finance Authority
REITS       --  Real Estate Investment Trusts
R&D         --  Research & Development
SFHR        --  Single Family Housing Revenue
SFMR        --  Single Family Mortgage Revenue
SLMA        --  Student Loan Marketing Association
STEERS      --  Structured Enhanced Return Trust
TBA         --  To Be Announced
TRAN        --  Tax Revenue Anticipation Notes
USD         --  Unified School District
V/R         --  Variable Rate
WEBS        --  World Equity Benchmark Shares
XLCA        --  XL Capital Assurance

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds'Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

                -----------------------------------------------------
                NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
                -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo Funds Management, LLC. All rights reserved.

                          www.wellsfargo.com/advantagefunds

                                                                   RT57198 06-06
                                                             SASFLD/SAR113 04-06


                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS

                                                                  APRIL 30, 2006
[GRAPHIC OMITTED]
                                                              Semi-Annual Report

Wells Fargo Advantage Small and Mid Cap Stock Funds

Wells Fargo Advantage C&B Mid Cap Value Fund

Wells Fargo Advantage Common Stock Fund

Wells Fargo Advantage Mid Cap Growth Fund

Wells Fargo Advantage Small Cap Growth Fund

Wells Fargo Advantage Small Cap Opportunities Fund

Wells Fargo Advantage Small Cap Value Fund

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------

   C&B Mid Cap Value Fund .................................................    2
   Common Stock Fund ......................................................    4
   Mid Cap Growth Fund ....................................................    6
   Small Cap Growth Fund ..................................................    8
   Small Cap Opportunities Fund ...........................................   10
   Small Cap Value Fund ...................................................   12
Fund Expenses (Unaudited) .................................................   14
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Mid Cap Value Fund .................................................   17
   Common Stock Fund ......................................................   23
   Mid Cap Growth Fund ....................................................   30
   Small Cap Growth Fund ..................................................   37
   Small Cap Opportunities Fund ...........................................   44
   Small Cap Value Fund ...................................................   52

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   64
   Statements of Operations ...............................................   66
   Statements of Changes in Net Assets ....................................   68
   Financial Highlights ...................................................   76

Notes to Financial Highlights .............................................   82
--------------------------------------------------------------------------------

Notes to Financial Statements .............................................   83
--------------------------------------------------------------------------------

Other Information (Unaudited) .............................................   94
--------------------------------------------------------------------------------

List of Abbreviations .....................................................   96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
--------------------------------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS semi-annual report for the period that ended April 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength during the past six months, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. During the first quarter of 2006, economic growth gained momentum and ended the quarter with a GDP growth rate of 5.3%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate stood at 4.75% as of the end of April 2006.

      Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had slowed. Sluggish housing sales were seen in the condominium markets and in regions of rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing cooled. Business spending remained strong through the first quarter of 2006, and in April commodity prices continued their upward trend as the strong global economy steadily increased demand for raw materials.

STOCKS REMAIN VIABLE
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Most domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, many equity market indices moved higher, and the S&P 500 Index and the Dow Jones Industrial Average had the best first quarter results since 1999 and 2002, respectively. The NASDAQ Composite Index ended the first quarter of 2006 at a five-year high.

      Almost all equity markets continued to move higher in April. Value outperformed growth within the U.S. equity markets, and most large cap stocks slightly outperformed most small cap stocks. The energy and financial sectors led the way in the value asset class. With the outlook for housing becoming less optimistic, Real Estate Investment Trusts (REITs) became less attractive, and it may become more and more difficult for this asset class to continue at the pace it has set during the past five years.

LOOKING AHEAD
--------------------------------------------------------------------------------

      High-energy prices and rising interest rates may eventually slow investor enthusiasm for stocks, and we may see long-term interest rates move higher, though their increases could be restrained if inflation remains stable and investor confidence stays steady. These are just a few of the reasons why we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across most major asset classes, each guided by skillful, independent money managers, our subadvisers, chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful, independent money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND (the Fund) seeks maximum long-term total return, consistent with minimizing risk to principal.

ADVISER                                     SUBADVISER
   Wells Fargo Funds Management, LLC           Cooke & Bieler, L.P.

FUND MANAGERS                               FUND INCEPTION DATE
   Kermit S. Eck, CFA                          02/18/1998
   Daren C. Heitman, CFA
   Michael M. Meyer, CFA
   James R. Norris
   Edward W. O'Connor, CFA
   R. James O'Neil, CFA
   Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 15.81%1 (excluding sales charges) for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell Midcap(R) Value Index 2, which returned 13.58%. In addition, the Fund outperformed the Russell Midcap(R) Index 3, which returned 14.35% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND CLASS D SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Most of the Fund's outperformance relative to the benchmark for the period was attributed to good stock selection, the Fund's overweighted position in industrials, and its underweighted position in energy relative to the benchmark. The best performing stocks in the Fund included Seagate Technology LLC, MoneyGram International, Inc., and Hain Celestial Group, Inc. The worst performers included Zale Corporation, Parametric Technology Corporation, and Catalina Marketing.

      The Fund's outperformance is noteworthy because it came during a time when it was particularly difficult to beat the market. Our valuation bias led to the Fund's underweighted position in two top-performing sectors: energy and utilities. Our investment approach emphasizes a bias toward quality. We believe that quality currently remains unappreciated in the market place. Similar to the bond market, where quality spreads remain narrow, some investors appear to be complacent with regard to risk. Although our general style remains somewhat out of favor, we are pleased with recent results.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We employ a business owner's approach to stock market investing whereby we recognize a stock for what it is: partial ownership in a business. As such, our decision to buy or sell a stock is made in much the same way that a business owner would decide to buy or sell a business. We focus on competitive advantages, cash flow dynamics, and strong balance sheet structure. The following new stocks were added to the portfolio: American Power Conversion Corp., Arthur J. Gallagher & Co., CDW Corp., International Speedway Corporation, Pilgrim's Pride Corporation, and Quest Diagnostics Incorporated. To make room for these new holdings, we sold several equities that had reached their valuation targets, including ADC Telecommunications, Inc., AVX Corp., Equifax, Haemonetics Corporation, Nordson Corporation, Principal Financial Group, Inc., and Seagate Technology, Inc.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While we are sanguine about the economy, we are also cognizant of the risks involved. Rising interest rates, a financially stretched consumer, high-energy prices, and the prospect for negative geopolitical events are all cause for potential concern. In general, those risks are not offset by valuation levels, because the overall market does not appear to be cheap. It seems that the market is presently ignoring quality at precisely the time when it is most important. As noted earlier, some investors have grown rather complacent with regard to risk. We are not complacent.

      We believe that the Fund is well positioned and that energy prices are high and unsustainable; therefore we presently see few opportunities in that area and remain underweighted in the energy sector. We continue to rigorously follow our "high quality, low risk" approach to investing while seeking to identify and research competitively advantaged, financially strong companies at attractive valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class A, Class B, Class C, and Class D shares of the WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND for periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, adjusted to reflect the sales charges and expenses applicable to each share class. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                       Including Sales Charge                     Excluding Sales Charge
                                               ---------------------------------------   ----------------------------------------
                                               6-Months*  1-Year  5-Year  Life of Fund   6-Months*  1-Year  5-Year   Life of Fund
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class A
   (Incept. Date 07/26/2004)                      9.13     17.39   12.56      13.18        15.81     24.57   13.89       14.00
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class B
   (Incept. Date 07/26/2004)                     10.45     18.68   12.82      13.17        15.45     23.68   13.07       13.17
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class C
   (Incept. Date  07/26/2004)                    14.45     22.68   13.07      13.17        15.45     23.68   13.07       13.17
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Class D
   (Incept. Date 02/18/1998)                                                               15.94     24.76   13.95       14.04
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Administrator Class
   (Incept. Date 07/26/2004)                                                               16.03     24.91   14.00       14.07
---------------------------------------------------------------------------------------------------------------------------------
C&B Mid Cap Value Fund - Institutional Class
   (Incept. Date 07/26/2004)                                                               16.11     25.15   14.09       14.13
---------------------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Value Index 2                                                         13.58     24.75   13.69       10.80
---------------------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Index 3                                                               14.35     26.42   10.85        9.92
---------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.12
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    24.20x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.98x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                $   2.71
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        15%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MID CAP(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                     (22%)
Consumer Staples                                                            (6%)
Financials                                                                 (11%)
Health Care                                                                 (7%)
Industrials                                                                (28%)
Information Technology                                                     (21%)
Materials                                                                   (5%)

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Mettler-Toledo International Incorporated                                  5.21%
--------------------------------------------------------------------------------
American Power Conversion Corporation                                      4.63%
--------------------------------------------------------------------------------
MoneyGram International Incorporated                                       4.54%
--------------------------------------------------------------------------------
Big Lots Incorporated                                                      4.53%
--------------------------------------------------------------------------------
Entegris Incorporated                                                      3.93%
--------------------------------------------------------------------------------
Hain Celestial Group Incorporated                                          3.74%
--------------------------------------------------------------------------------
Dover Corporation                                                          3.44%
--------------------------------------------------------------------------------
Pall Corporation                                                           3.39%
--------------------------------------------------------------------------------
Hubbell Incorporated Class B                                               3.35%
--------------------------------------------------------------------------------
Carlisle Companies Incorporated                                            3.33%
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE C&B   WELLS FARGO ADVANTAGE C&B MID CAP
   DATE      MID CAP VALUE FUND - Class A   VALUE FUND - Administrator Class  Russell Midcap(R) Value Index  Russell Midcap(R) Index
 2/18/1998                9,425                           10,000                        10,000                     10,000
 2/28/1998                9,632                           10,220                        10,668                     10,782
 3/31/1998               10,160                           10,780                        11,217                    11,293
 4/30/1998               10,019                           10,630                        11,155                     11,321
 5/31/1998               10,009                           10,620                        10,894                     10,971
 6/30/1998                9,509                           10,089                        10,928                     11,123
 7/31/1998                9,036                            9,588                        10,374                     10,592
 8/31/1998                7,741                            8,214                         8,916                      8,898
 9/30/1998                8,053                            8,545                         9,436                      9,474
10/31/1998                9,170                            9,729                        10,048                     10,120
11/30/1998                9,208                            9,770                        10,401                     10,599
12/31/1998                9,484                           10,063                        10,717                     11,221
 1/31/1999                8,982                            9,530                        10,467                     11,202
 2/28/1999                8,640                            9,167                        10,237                     10,829
 3/31/1999                8,830                            9,369                        10,383                     11,168
 4/30/1999                9,467                           10,044                        11,366                     11,993
 5/31/1999                9,562                           10,145                        11,414                     11,959
 6/30/1999               10,664                           11,315                        11,544                     12,381
 7/31/1999               10,541                           11,184                        11,256                     12,041
 8/31/1999                9,713                           10,306                        10,866                     11,729
 9/30/1999                9,323                            9,892                        10,316                     11,317
10/31/1999                9,371                            9,942                        10,621                     11,853
11/30/1999                9,447                           10,023                        10,426                     12,194
12/31/1999                9,467                           10,044                        10,706                     13,267
 1/31/2000                9,359                            9,930                        10,066                     12,828
 2/29/2000                9,086                            9,640                         9,645                     13,814
 3/31/2000               10,028                           10,640                        10,814                     14,605
 4/30/2000               10,360                           10,992                        10,857                     13,913
 5/31/2000               11,338                           12,029                        11,044                     13,545
 6/30/2000               11,374                           12,067                        10,632                     13,945
 7/31/2000               11,550                           12,254                        10,881                     13,789
 8/31/2000               12,098                           12,836                        11,548                     15,111
 9/30/2000               12,115                           12,853                        11,659                     14,895
10/31/2000               12,536                           13,301                        11,880                     14,665
11/30/2000               12,576                           13,343                        11,726                     13,345
12/31/2000               13,351                           14,165                        12,760                     14,361
 1/31/2001               14,276                           15,146                        12,714                     14,592
 2/28/2001               14,618                           15,510                        12,660                     13,704
 3/31/2001               13,968                           14,820                        12,310                     12,854
 4/30/2001               14,395                           15,273                        12,987                     13,953
 5/31/2001               15,331                           16,266                        13,356                     14,213
 6/30/2001               15,252                           16,182                        13,178                     14,079
 7/31/2001               15,679                           16,635                        13,125                     13,676
 8/31/2001               15,491                           16,436                        12,885                     13,150
 9/30/2001               14,236                           15,104                        11,656                     11,565
10/31/2001               14,810                           15,713                        11,718                     12,023
11/30/2001               15,760                           16,721                        12,538                     13,030
12/31/2001               16,710                           17,730                        13,058                     13,553
 1/31/2002               16,710                           17,730                        13,190                     13,472
 2/28/2002               17,019                           18,057                        13,404                     13,329
 3/31/2002               17,984                           19,081                        14,089                     14,129
 4/30/2002               18,182                           19,291                        14,079                     13,855
 5/31/2002               18,348                           19,467                        14,058                     13,698
 6/30/2002               17,631                           18,706                        13,431                     12,780
 7/31/2002               15,944                           16,916                        12,116                     11,533
 8/31/2002               15,635                           16,589                        12,256                     11,596
 9/30/2002               13,972                           14,824                        11,018                     10,526
10/31/2002               14,501                           15,385                        11,369                     11,058
11/30/2002               15,571                           16,520                        12,085                     11,826
12/31/2002               15,124                           16,046                        11,797                     11,360
 1/31/2003               14,672                           15,566                        11,471                     11,130
 2/28/2003               14,087                           14,946                        11,280                     10,983
 3/31/2003               14,463                           15,345                        11,319                     11,091
 4/30/2003               15,788                           16,751                        12,179                     11,897
 5/31/2003               17,025                           18,063                        13,251                     12,985
 6/30/2003               17,391                           18,451                        13,343                     13,117
 7/31/2003               18,031                           19,131                        13,758                     13,549
 8/31/2003               18,870                           20,021                        14,247                     14,137
 9/30/2003               18,175                           19,283                        14,136                     13,960
10/31/2003               19,831                           21,040                        15,173                     15,026
11/30/2003               20,295                           21,533                        15,613                     15,447
12/31/2003               21,021                           22,303                        16,288                     15,910
 1/31/2004               21,311                           22,610                        16,718                     16,373
 2/29/2004               21,611                           22,930                        17,131                     16,725
 3/31/2004               21,782                           23,110                        17,158                     16,729
 4/30/2004               21,247                           22,542                        16,432                     16,114
 5/31/2004               21,336                           22,637                        16,853                     16,514
 6/30/2004               22,127                           23,477                        17,455                     16,971
 7/31/2004               20,745                           22,010                        16,982                     16,229
 8/31/2004               20,756                           22,022                        17,255                     16,299
 9/30/2004               21,124                           22,424                        17,757                     16,828
10/31/2004               21,057                           22,353                        18,167                     17,292
11/30/2004               22,305                           23,690                        19,395                     18,346
12/31/2004               23,317                           24,775                        20,148                     19,127
 1/31/2005               22,341                           23,740                        19,678                     18,654
 2/28/2005               23,099                           24,544                        20,365                     19,230
 3/31/2005               22,927                           24,373                        20,304                     19,079
 4/30/2005               22,146                           23,545                        19,768                     18,471
 5/31/2005               23,443                           24,921                        20,585                     19,356
 6/30/2005               24,074                           25,603                        21,258                     19,876
 7/31/2005               24,912                           26,491                        22,269                     20,924
 8/31/2005               23,936                           25,457                        22,096                     20,777
 9/30/2005               24,131                           25,676                        22,396                     21,053
10/31/2005               23,822                           25,347                        21,711                     20,421
11/30/2005               25,107                           26,735                        22,477                     21,327
12/31/2005               24,721                           26,317                        22,695                     21,547
 1/31/2006               25,942                           27,625                        23,680                     22,654
 2/28/2006               26,179                           27,889                        23,905                     22,627
 3/31/2006               27,463                           29,264                        24,426                     23,188
 4/30/2006               27,587                           29,409                        24,661                     23,350

--------------------------------------------------------------------------------

      Performance shown for Administrator Class and Institutional Class shares of the Fund for periods prior to July 26, 2004, reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of these Classes.

2 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Fund has selected the Russell Midcap(R) Value Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell Midcap(R) Value Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND Class A shares, and Administrator Class shares for the life of the Fund with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE COMMON STOCK FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Advantage Common Stock Fund (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          FUND INCEPTION DATE
   Ann M. Miletti                         12/29/1989
   Richard T. Weiss

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 18.06% 1 (excluding sales charges) for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell 2500(TM) Index 2, which returned 17.19%. In addition, the Fund outperformed the Russell Midcap(R) Index 3, which returned 14.35% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The market continued to move upward during the period, though performance was somewhat divided with the small cap indices generally outperforming the large cap indices. The market remained resilient as general economic activity stayed strong and fears of inflation failed to materialize, despite commodity prices rising to new highs. The Federal Reserve Board (the Fed) continued to raise the Federal funds rate during the period, and we believe the Fed may continue to raise interest rates further, possibly to 5.25% by June 2006.

      Positive stock selection and the Fund's slightly overweighted position within the technology sector helped Fund performance. Expected strength in telecommunications spending and wireless handset growth in 2006 contributed to the strength in some of the Fund's positions. In addition, security selection in the consumer discretionary sector contributed positively to the relative performance of the Fund, as our specialty retail and auto components holdings outperformed those of the Russell 2500(TM) Index.

      Holdings within the health care sector, especially Boston Scientific Corporation and MedImmune Inc., contributed negatively to the Fund's relative performance. Other contributors to underperformance included holdings in EnerSys, Huntsman Corp., and Owens-Illinois Inc.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our methodology includes buying stocks that we believe are selling at a discount to their intrinsic private market value, and selling stocks that approach their private market value. This discipline allows us to be patient with stocks that are out of favor with the market, which seems to be the exception as the market becomes more focused on the short term rather than the long term. Consequently, the Fund was overweighted in the energy and distribution sectors and underweighted in the financial, cyclical, and health care sectors. The Fund began the period with a relatively large cash position that was reinvested incrementally. Additions were made in the stable growth and distribution sectors. The remaining sector weightings were fairly consistent from the beginning to the end of the period, except for the energy sector, where the Fund reduced its overweighted position.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The stock market was strong during the past six months as the economy rebounded in the first quarter of 2006 from a slow fourth quarter in 2005. There were signs of slowing within the housing sector and consumer spending, but production remained strong, especially in machinery and equipment manufacturing. A strong global economy, led by China, has helped cyclical stocks outperform, but it has also kept energy and other commodity prices at record high levels. We are watching core inflation levels because the Fed may continue to raise interest rates if it thinks that inflation is gaining momentum. The stock market may have trouble reaching higher levels if interest rates continue their upward trend. So far, however, higher commodity prices have not translated to higher inflation. We will continue to focus on individual companies with low valuations and remain optimistic that our time-tested approach will guide Fund performance over time.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE COMMON STOCK FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                      Including Sales Charge             Excluding Sales Charge
                                               ----------------------------------  ----------------------------------
                                               6-Months*  1-Year  5-Year  10-Year  6-Months*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class A
  (Incept. Date 11/30/2000)                      11.28    21.83    6.55    10.62     18.06     29.26   7.83     11.28
---------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class B
  (Incept. Date 11/30/2000)                      12.61    23.33    6.72    10.78     17.61     28.33   7.02     10.78
---------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class C
  (Incept. Date 11/30/2000)                      16.67    27.34    7.02    10.62     17.67     28.34   7.02     10.62
---------------------------------------------------------------------------------------------------------------------
Common Stock Fund - Class Z
  (Incept. Date 12/29/1989)                                                          18.10     29.34   8.04     11.60
---------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------
   Russell 2500(TM) Index 2                                                          17.19     30.35  11.68     11.61
---------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Index 3                                                         14.35     26.42  10.85     12.43
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     1.05
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    22.50x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.85x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                $   5.45
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        24%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2500(TM) INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                     (28%)
Consumer Staples                                                            (3%)
Energy                                                                     (13%)
Financials                                                                 (11%)
Health Care                                                                 (8%)
Industrials                                                                 (9%)
Information Technology                                                     (19%)
Materials                                                                   (9%)

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Noble Corporation                                                          2.33%
--------------------------------------------------------------------------------
EOG Resources Incorporated                                                 2.16%
--------------------------------------------------------------------------------
Apache Corporation                                                         2.16%
--------------------------------------------------------------------------------
Alcoa Incorporated                                                         1.93%
--------------------------------------------------------------------------------
Ryder System Incorporated                                                  1.87%
--------------------------------------------------------------------------------
Cablevision Systems Corporation New York Group Class A                     1.78%
--------------------------------------------------------------------------------
Sports Authority Incorporated                                              1.78%
--------------------------------------------------------------------------------
Kohl's Corporation                                                         1.68%
--------------------------------------------------------------------------------
Smith International Incorporated                                           1.68%
--------------------------------------------------------------------------------
Thermo Electron Corporation                                                1.66%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
   DATE      COMMON STOCK FUND -     COMMON STOCK FUND -
                   Class A                 Class Z           Russell Midcap(TM) Index   Russell 2500(R) Index
 4/30/1996            9,424                 10,000                    10,000                  10,000
 5/31/1996            9,533                 10,119                    10,151                  10,271
 6/30/1996            9,245                  9,816                     9,999                   9,956
 7/31/1996            8,755                  9,299                     9,380                   9,227
 8/31/1996            9,189                  9,763                     9,826                   9,758
 9/30/1996            9,498                 10,094                    10,312                  10,181
10/31/1996            9,626                 10,233                    10,394                  10,114
11/30/1996           10,258                 10,909                    11,028                  10,602
12/31/1996           10,292                 10,947                    10,915                  10,748
 1/31/1997           10,654                 11,337                    11,323                  11,045
 2/28/1997           10,662                 11,348                    11,306                  10,881
 3/31/1997           10,271                 10,936                    10,826                  10,388
 4/30/1997           10,544                 11,230                    11,095                  10,519
 5/31/1997           11,467                 12,216                    11,905                  11,488
 6/30/1997           11,807                 12,582                    12,294                  11,957
 7/31/1997           12,516                 13,342                    13,320                  12,658
 8/31/1997           12,777                 13,624                    13,175                  12,834
 9/30/1997           13,361                 14,251                    13,927                  13,673
10/31/1997           12,567                 13,408                    13,385                  13,059
11/30/1997           12,469                 13,308                    13,704                  13,117
12/31/1997           12,717                 13,577                    14,081                  13,365
 1/31/1998           12,653                 13,512                    13,816                  13,161
 2/28/1998           13,580                 14,507                    14,896                  14,117
 3/31/1998           14,162                 15,133                    15,603                  14,736
 4/30/1998           14,346                 15,334                    15,642                  14,792
 5/31/1998           13,729                 14,679                    15,158                  14,105
 6/30/1998           13,743                 14,699                    15,368                  14,122
 7/31/1998           12,987                 13,895                    14,635                  13,152
 8/31/1998           10,820                 11,580                    12,294                  10,671
 9/30/1998           11,459                 12,267                    13,089                  11,429
10/31/1998           12,491                 13,376                    13,982                  12,053
11/30/1998           12,856                 13,771                    14,644                  12,650
12/31/1998           13,507                 14,473                    15,503                  13,417
 1/31/1999           13,804                 14,796                    15,476                  13,394
 2/28/1999           13,211                 14,164                    14,961                  12,514
 3/31/1999           13,924                 14,932                    15,430                  12,782
 4/30/1999           15,216                 16,323                    16,570                  13,925
 5/31/1999           15,317                 16,437                    16,522                  14,141
 6/30/1999           16,143                 17,328                    17,105                  14,877
 7/31/1999           15,893                 17,065                    16,636                  14,585
 8/31/1999           15,277                 16,409                    16,205                  14,128
 9/30/1999           15,093                 16,216                    15,635                  13,918
10/31/1999           16,150                 17,357                    16,376                  14,223
11/30/1999           17,313                 18,612                    16,847                  15,026
12/31/1999           18,890                 20,313                    18,329                  16,656
 1/31/2000           18,120                 19,491                    17,723                  16,273
 2/29/2000           19,028                 20,474                    19,085                  18,623
 3/31/2000           20,205                 21,747                    20,178                  18,338
 4/30/2000           19,046                 20,506                    19,223                  17,352
 5/31/2000           19,250                 20,732                    18,714                  16,520
 6/30/2000           18,938                 20,402                    19,267                  17,605
 7/31/2000           18,520                 19,958                    19,051                  17,156
 8/31/2000           20,002                 21,562                    20,877                  18,634
 9/30/2000           19,533                 21,062                    20,579                  18,028
10/31/2000           18,780                 20,257                    20,262                  17,533
11/30/2000           17,408                 18,782                    18,438                  15,990
12/31/2000           18,587                 20,069                    19,841                  17,367
 1/31/2001           19,791                 21,363                    20,161                  17,938
 2/28/2001           18,512                 19,989                    18,934                  16,783
 3/31/2001           17,592                 19,014                    17,759                  15,862
 4/30/2001           18,828                 20,348                    19,278                  17,263
 5/31/2001           19,049                 20,606                    19,637                  17,782
 6/30/2001           18,616                 20,149                    19,452                  18,035
 7/31/2001           18,275                 19,780                    18,895                  17,390
 8/31/2001           17,297                 18,725                    18,169                  16,820
 9/30/2001           14,871                 16,107                    15,978                  14,643
10/31/2001           15,885                 17,202                    16,611                  15,400
11/30/2001           17,380                 18,835                    18,002                  16,646
12/31/2001           18,217                 19,728                    18,725                  17,579
 1/31/2002           17,847                 19,339                    18,614                  17,361
 2/28/2002           17,376                 18,840                    18,416                  17,057
 3/31/2002           18,679                 20,256                    19,520                  18,236
 4/30/2002           17,939                 19,458                    19,142                  18,190
 5/31/2002           17,496                 18,980                    18,926                  17,657
 6/30/2002           15,915                 17,264                    17,657                  16,662
 7/31/2002           14,344                 15,569                    15,934                  14,673
 8/31/2002           14,529                 15,768                    16,021                  14,718
 9/30/2002           13,050                 14,162                    14,543                  13,552
10/31/2002           14,150                 15,359                    15,278                  13,993
11/30/2002           15,795                 17,144                    16,338                  15,136
12/31/2002           14,668                 15,928                    15,695                  14,451
 1/31/2003           14,464                 15,708                    15,377                  14,067
 2/28/2003           14,399                 15,638                    15,174                  13,729
 3/31/2003           14,510                 15,758                    15,323                  13,860
 4/30/2003           15,536                 16,875                    16,436                  15,095
 5/31/2003           16,895                 18,351                    17,941                  16,579
 6/30/2003           17,117                 18,601                    18,122                  16,896
 7/31/2003           17,690                 19,229                    18,719                  17,804
 8/31/2003           18,392                 19,987                    19,532                  18,628
 9/30/2003           17,912                 19,468                    19,287                  18,375
10/31/2003           19,039                 20,715                    20,760                  19,827
11/30/2003           19,427                 21,134                    21,342                  20,573
12/31/2003           20,315                 22,091                    21,982                  21,027
 1/31/2004           20,647                 22,460                    22,620                  21,794
 2/29/2004           21,119                 22,979                    23,108                  22,131
 3/31/2004           20,888                 22,730                    23,112                  22,264
 4/30/2004           20,194                 21,982                    22,264                  21,195
 5/31/2004           20,296                 22,091                    22,816                  21,628
 6/30/2004           20,749                 22,590                    23,447                  22,339
 7/31/2004           19,363                 21,084                    22,422                  21,039
 8/31/2004           19,132                 20,835                    22,519                  20,985
 9/30/2004           19,973                 21,762                    23,250                  21,777
10/31/2004           20,462                 22,291                    23,891                  22,274
11/30/2004           21,590                 23,527                    25,347                  23,937
12/31/2004           22,278                 24,291                    26,426                  24,874
 1/31/2005           21,662                 23,626                    25,772                  24,038
 2/28/2005           22,348                 24,377                    26,568                  24,582
 3/31/2005           22,294                 24,329                    26,359                  24,093
 4/30/2005           21,231                 23,162                    25,519                  23,009
 5/31/2005           22,233                 24,264                    26,742                  24,401
 6/30/2005           22,759                 24,831                    27,461                  25,182
 7/31/2005           24,044                 26,239                    28,909                  26,671
 8/31/2005           23,751                 25,922                    28,706                  26,273
 9/30/2005           23,832                 25,999                    29,087                  26,413
10/31/2005           23,245                 25,366                    28,213                  25,593
11/30/2005           24,439                 26,664                    29,465                  26,829
12/31/2005           24,935                 27,208                    29,769                  26,891
 1/31/2006           26,456                 28,870                    31,299                  28,793
 2/28/2006           26,201                 28,595                    31,261                  28,769
 3/31/2006           26,956                 29,420                    32,036                  29,887
 4/30/2006           27,443                 29,958                    32,261                  29,992

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of opg expenses can increase total return to shareholders. Without these reduc the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE COMMON STOCK FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Common Stock Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance shown for Class B shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE COMMON STOCK FUND for periods prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor Common Stock Fund, its predecessor fund.

2 The Russell 2500(TM) Index measures performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index. The Fund has selected the Russell 2500(TM) Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell 2500(TM) Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index. 4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE COMMON STOCK FUND Class A and Class Z shares for the most recent ten years with the Russell 2500(TM) Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
     Wells Fargo Funds Management,         Wells Capital Management Incorporated
     LLC

FUND MANAGERS                         FUND INCEPTION DATE
     Jerome "Cam" Philpott, CFA            12/30/1994
     Stuart Roberts

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 20.02% 1 (excluding sales charge) for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell Midcap(R) Growth Index 2, which returned 15.18%. In addition, the Fund outperformed the Russell 2000(R) Index 3, which returned 18.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Holdings in industrials, consumer discretionary, and information technology sectors helped the Fund's strong performance. Industrials benefited from positive overall performance, and good stock selection within industrials contributed to returns during the period. Monster Worldwide, a global online employment company, was a solid contributor in the information technology portion of the Fund's portfolio. Monster performed well after posting strong operating results during the fourth quarter of 2005. Wesco International, an electrical distributor, reported earnings significantly above expectations. We believe Wesco will continue to benefit from accelerated growth in non-residential construction, rebuilding efforts from the hurricanes in the Gulf Coast states, and accretive acquisition opportunities. Terex Corporation, another positive performer and a manufacturer of construction equipment, benefited from strong trends in non-residential construction and mining.

      The consumer discretionary sector was the second best performing sector for the Fund and good stock selection helped performance. Coldwater Creek, a rapidly growing woman's specialty retailer, performed positively during the period and the shares were sold after they reached their price target. Stocks such as Station Casinos, GameStop, and Education Management also aided performance. The Fund's holdings in information technology benefited positively from a couple of key stocks, including Alliance Data Systems, Integrated Device Technology, and Wright Express.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Significant changes were made by adding to the Fund's holdings in information technology and the consumer discretionary sectors. Information technology positions in Integrated Device Technology and Quest Software were increased due to good performance. Two of the names added in the consumer discretionary sector were Hilton Hotels and Harrah's Entertainment. We made reductions in telecommunication services selling out of Nextel, and we also reduced utilities after taking profits on some of the Fund's holdings in these two areas.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The mid cap growth area of the market seems to be moving from a strong performance period to what may become a pause or slowdown in performance. Nevertheless, there are signs that recent advances in equity prices have been driven primarily by strong fundamentals. This observation is encouraging to us. We have seen investor sentiment improve in 2006 and companies rewarded for good earnings, which was not always the case in 2005.

      Our regular discussions with company management teams and industry sources suggest favorable fundamentals, which we feel will translate into future equity price performance. Naturally, we will continue to monitor potential headwinds to this fundamental backdrop and adjust the Fund's portfolio as needed. The Fund's investment discipline and process remain unchanged. We continue to focus on companies with positive fundamentals combined with attractive valuations and remain optimistic about the Fund's potential for future performance.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

  The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MID CAP GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                               Including Sales Charge              Excluding Sales Charge
                                                         ----------------------------------  ----------------------------------
                                                         6-Months*  1-Year  5-Year  10-Year  6-Months*  1-Year  5-Year  10-Year
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class A (Incept. Date 12/30/1994)    13.12     27.09   3.66     7.27     20.02     34.84    4.90    7.90
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class B (Incept. Date 06/09/2003)    14.47     28.88   3.77     7.10     19.47     33.88    4.12    7.10
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class C (Incept. Date 06/09/2003)    18.47     32.88   4.12     7.10     19.47     33.88    4.12    7.10
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund - Class Z (Incept. Date 04/11/2005)                                        19.70     34.48    4.74    7.76
-------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-------------------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Growth Index 2                                                            15.18     28.27    5.77    8.92
-------------------------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index 3                                                                     18.91     33.47   10.90    9.58
-------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                    1.00
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                   30.20x
--------------------------------------------------------------------------------
Price to Book Ratio                                                       4.08x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $ 4.05
--------------------------------------------------------------------------------
Portfolio Turnover***                                                       67%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                     (20%)
Consumer Staples                                                            (1%)
Energy                                                                      (5%)
Financials                                                                  (5%)
Health Care                                                                (21%)
Industrials                                                                (22%)
Information Technology                                                     (21%)
Telecommunication Services                                                  (5%)

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

NII Holdings Incorporated                                                 4.11%
--------------------------------------------------------------------------------
ValueClick Incorporated                                                   3.12%
--------------------------------------------------------------------------------
Hilton Hotels Corporation                                                 2.91%
--------------------------------------------------------------------------------
Resources Connection Incorporated                                         2.79%
--------------------------------------------------------------------------------
Terex Corporation                                                         2.77%
--------------------------------------------------------------------------------
Alliance Data Systems Corporation                                         2.61%
--------------------------------------------------------------------------------
Quest Software Incorporated                                               2.37%
--------------------------------------------------------------------------------
Integrated Device Technology Incorporated                                 2.23%
--------------------------------------------------------------------------------
Monster Worldwide Incorporated                                            2.08%
--------------------------------------------------------------------------------
Harrah's Entertainment Incorporated                                       1.85%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE MID CAP
   DATE        GROWTH FUND - Class A         Russell 2000(R) Index   Russell Midcap(R) Growth Index
   ----      -----------------------------   ---------------------   ------------------------------
 4/30/1996                9,425                      10,000                      10,000
 5/31/1996               10,119                      10,394                      10,204
 6/30/1996                9,586                       9,967                       9,896
 7/31/1996                8,602                       9,097                       9,128
 8/31/1996                8,995                       9,625                       9,621
 9/30/1996                9,317                      10,002                      10,232
10/31/1996                9,292                       9,848                      10,112
11/30/1996                9,497                      10,253                      10,708
12/31/1996                9,792                      10,522                      10,527
 1/31/1997               10,232                      10,732                      10,993
 2/28/1997                9,636                      10,473                      10,751
 3/31/1997                9,259                       9,978                      10,144
 4/30/1997                9,224                      10,006                      10,392
 5/31/1997               10,267                      11,120                      11,323
 6/30/1997               11,002                      11,597                      11,637
 7/31/1997               11,616                      12,136                      12,750
 8/31/1997               12,183                      12,414                      12,626
 9/30/1997               13,046                      13,323                      13,265
10/31/1997               12,623                      12,738                      12,601
11/30/1997               12,403                      12,655                      12,733
12/31/1997               12,441                      12,877                      12,901
 1/31/1998               12,477                      12,673                      12,668
 2/28/1998               13,445                      13,610                      13,859
 3/31/1998               14,015                      14,171                      14,440
 4/30/1998               14,009                      14,248                      14,636
 5/31/1998               13,458                      13,480                      14,034
 6/30/1998               13,396                      13,509                      14,431
 7/31/1998               12,471                      12,415                      13,813
 8/31/1998               10,597                      10,004                      11,177
 9/30/1998               11,087                      10,787                      12,022
10/31/1998               11,816                      11,227                      12,907
11/30/1998               12,496                      11,815                      13,778
12/31/1998               13,428                      12,547                      15,205
 1/31/1999               12,773                      12,714                      15,661
 2/28/1999               11,605                      11,684                      14,895
 3/31/1999               11,664                      11,866                      15,725
 4/30/1999               12,254                      12,929                      16,441
 5/31/1999               12,060                      13,118                      16,230
 6/30/1999               12,851                      13,711                      17,363
 7/31/1999               12,449                      13,335                      16,810
 8/31/1999               11,904                      12,842                      16,635
 9/30/1999               12,027                      12,844                      16,493
10/31/1999               12,592                      12,897                      17,769
11/30/1999               13,818                      13,667                      19,609
12/31/1999               15,958                      15,214                      23,004
 1/31/2000               15,169                      14,969                      23,000
 2/29/2000               17,365                      17,441                      27,835
 3/31/2000               17,984                      16,291                      27,863
 4/30/2000               17,070                      15,311                      25,159
 5/31/2000               16,289                      14,418                      23,325
 6/30/2000               18,308                      15,675                      25,800
 7/31/2000               17,519                      15,170                      24,166
 8/31/2000               20,459                      16,328                      27,810
 9/30/2000               19,870                      15,848                      26,451
10/31/2000               18,971                      15,141                      24,640
11/30/2000               16,554                      13,586                      19,286
12/31/2000               18,288                      14,753                      20,301
 1/31/2001               18,144                      15,522                      21,461
 2/28/2001               15,945                      14,504                      17,749
 3/31/2001               14,299                      13,794                      15,209
 4/30/2001               15,879                      14,873                      17,744
 5/31/2001               16,211                      15,239                      17,660
 6/30/2001               16,155                      15,765                      17,670
 7/31/2001               15,293                      14,912                      16,478
 8/31/2001               14,409                      14,430                      15,284
 9/30/2001               12,608                      12,488                      12,758
10/31/2001               12,630                      13,218                      14,099
11/30/2001               13,382                      14,241                      15,617
12/31/2001               13,911                      15,120                      16,210
 1/31/2002               13,151                      14,963                      15,684
 2/28/2002               12,759                      14,553                      14,795
 3/31/2002               13,653                      15,723                      15,924
 4/30/2002               13,371                      15,866                      15,081
 5/31/2002               12,673                      15,162                      14,631
 6/30/2002               11,876                      14,410                      13,016
 7/31/2002               10,467                      12,234                      11,752
 8/31/2002               10,516                      12,203                      11,711
 9/30/2002                9,903                      11,327                      10,780
10/31/2002               10,246                      11,691                      11,615
11/30/2002               10,687                      12,733                      12,525
12/31/2002                9,940                      12,024                      11,768
 1/31/2003                9,780                      11,691                      11,652
 2/28/2003                9,609                      11,338                      11,551
 3/31/2003                9,891                      11,484                      11,766
 4/30/2003               10,749                      12,573                      12,567
 5/31/2003               11,558                      13,922                      13,777
 6/30/2003               11,753                      14,174                      13,973
 7/31/2003               12,147                      15,061                      14,472
 8/31/2003               12,861                      15,751                      15,270
 9/30/2003               12,541                      15,460                      14,974
10/31/2003               13,502                      16,758                      16,180
11/30/2003               13,773                      17,353                      16,613
12/31/2003               13,724                      17,706                      16,795
 1/31/2004               14,487                      18,474                      17,349
 2/29/2004               14,783                      18,640                      17,640
 3/31/2004               15,103                      18,814                      17,606
 4/30/2004               14,438                      17,854                      17,110
 5/31/2004               14,931                      18,138                      17,514
 6/30/2004               15,202                      18,902                      17,792
 7/31/2004               13,921                      17,630                      16,614
 8/31/2004               13,551                      17,540                      16,410
 9/30/2004               14,389                      18,362                      17,022
10/31/2004               15,029                      18,724                      17,599
11/30/2004               15,571                      20,347                      18,507
12/31/2004               16,672                      20,950                      19,394
 1/31/2005               16,250                      20,076                      18,875
 2/28/2005               15,881                      20,415                      19,353
 3/31/2005               15,775                      19,831                      19,070
 4/30/2005               14,957                      18,695                      18,315
 5/31/2005               15,854                      19,920                      19,364
 6/30/2005               16,276                      20,688                      19,724
 7/31/2005               16,989                      22,000                      20,874
 8/31/2005               16,857                      21,593                      20,747
 9/30/2005               17,147                      21,660                      21,014
10/31/2005               16,804                      20,986                      20,397
11/30/2005               17,622                      22,005                      21,503
12/31/2005               17,612                      21,905                      21,739
 1/31/2006               18,732                      23,869                      23,041
 2/28/2006               19,048                      23,803                      22,757
 3/31/2006               19,767                      24,958                      23,393
 4/30/2006               20,169                      24,954                      23,492

--------------------------------------------------------------------------------

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE MID CAP GROWTH FUND was named the Wells Fargo Montgomery Mid Cap Growth Fund. Performance shown for Class A, Class B, and Class C shares of the Fund for the periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Mid Cap Growth Fund, its predecessor fund, adjusted to reflect each class'respective sales charges and expenses. Performance shown for Class Z shares of the Fund for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares.

2 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Index. The Fund has selected the Russell Midcap(R) Growth Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell Midcap(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE MID CAP GROWTH FUND Class A for the most recent ten years with the Russell Midcap(R) Growth Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
     Wells Fargo Funds Management,         Wells Capital Management Incorporated
     LLC

FUND MANAGERS                         FUND INCEPTION DATE
     Jerome "Cam" Philpott, CFA            07/13/1990
     Stuart Roberts

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 26.03% 1 (excluding sales charge) for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell 2000(R) Growth Index 2, which returned 20.31%. In addition, the Fund outperformed the Russell 2000(R) Index 3, which returned 18.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Holdings in information technology, industrials, and consumer discretionary sectors helped performance. Information technology was generally strong and holdings in this sector helped the Fund's portfolio. Industrials also benefited from overall strong performance, and positive stock selection within industrials contributed to Fund performance.

      Top performers in industrials included Wesco International, Gardner Denver, and Hughes Supply. Wesco, an electrical distributor, reported earnings above our expectations. The company continued to benefit from accelerated growth in non-residential construction, rebuilding efforts in the Gulf Coast states, and accretive acquisition opportunities. Gardner Denver posted outstanding earnings results. Hughes Supply did well, but was acquired by Home Depot, so the position was liquidated.

      In the consumer discretionary sector, good stock selection contributed positively to performance. Examples included Provide Commerce Inc., Priceline.com Inc., Orient Express Hotels Ltd., and GameStop Corp. Online travel company, Priceline.com, was a strong contributor to the Fund's performance as international market growth accelerated and domestic growth stabilized. Holdings in utilities and the consumer staples sectors were the Fund's biggest detractors.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Significant changes were made by adding to the Fund's holdings in energy, information technology, and health care. Current holdings in the energy sector consisting of Goodrich Petroleum and Tetra Technologies were increased. Information technology saw additions in Quest Software and Integrated Device Technologies. We made reductions in consumer discretionary and telecommunication services after taking profits on some of the Fund's holdings in these two areas. In the consumer discretionary sector, the Fund sold its holdings in Children's Place, Marvel Entertainment, and Provide Commerce.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The small cap growth area of the market seems to be moving from a strong performance period to what may become a pause or slowdown in performance. Nevertheless, there are signs that recent advances in equity prices have been driven primarily by strong fundamentals. This observation is encouraging to us. We have seen investor sentiment improve in 2006 and companies rewarded for good earnings, which was not always the case in 2005.

      Our regular discussions with company management teams and industry sources suggest favorable fundamentals, which we feel will translate into future equity price performance. Naturally, we will continue to monitor potential headwinds to this fundamental backdrop and adjust the Fund's portfolio as needed. The Fund's investment discipline and process remain unchanged. We continue to focus on companies with positive fundamentals combined with attractive valuations and remain optimistic about the Fund's potential for future performance.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

  The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND was named the Wells Fargo Montgomery Small Cap Fund. Performance shown for Class A, Class B, and Class C shares of the Fund for the periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Small Cap Fund, its predecessor fund, adjusted to reflect each class'respective sales charges and expenses. Performance shown for Institutional Class shares of the Fund for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown for Class Z shares of the Fund prior for periods to April 11, 2005, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are lower than those of the Class Z shares. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown for the Administrator Class shares for periods prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Small Cap Fund, its predecessor fund, and includes fees and expenses that are not applicable to the Administrator Class shares.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                               Including Sales Charge              Excluding Sales Charge
                                                         ----------------------------------  ----------------------------------
                                                         6-Months*  1-Year  5-Year  10-Year  6-Months*  1-Year  5-Year  10-Year
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class A
  (Incept. Date 07/13/1990)                                18.78     37.38   5.74     5.44     26.03     45.76    7.00    6.07
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class B
  (Incept. Date 06/09/2003)                                20.56     39.80   5.89     5.28     25.56     44.80    6.20    5.28
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class C
  (Incept. Date 06/09/2003)                                24.63     43.86   6.23     5.30     25.63     44.86    6.23    5.30
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Class Z
  (Incept. Date 04/11/2005)                                                                    25.97     45.57    6.83    5.90
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Administrator Class
  (Incept. Date 06/09/2003)                                                                    26.26     46.21    7.13    6.13
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund - Institutional Class
  (Incept. Date 04/11/2005)                                                                    26.39     46.46    7.11    6.12
-------------------------------------------------------------------------------------------------------------------------------
Benchmarks
-------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 2                                                               20.31     36.13    6.05    4.70
-------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 3                                                                      18.91     33.47   10.90    9.58
-------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                    0.92
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                   40.10x
--------------------------------------------------------------------------------
Price to Book Ratio                                                       3.81x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $ 1.11
--------------------------------------------------------------------------------
Portfolio Turnover***                                                       75%
--------------------------------------------------------------------------------

**A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                     (19%)
Energy                                                                      (4%)
Financials                                                                  (6%)
Health Care                                                                (20%)
Industrials                                                                (22%)
Information Technology                                                     (27%)
Telecommunication Services                                                  (2%)

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

ValueClick Incorporated                                                   3.01%
--------------------------------------------------------------------------------
Resources Connection Incorporated                                         2.91%
--------------------------------------------------------------------------------
WebEx Communications Incorporated                                         2.88%
--------------------------------------------------------------------------------
Gardner Denver Incorporated                                               2.33%
--------------------------------------------------------------------------------
Quest Software Incorporated                                               2.25%
--------------------------------------------------------------------------------
Integrated Device Technology Incorporated                                 2.08%
--------------------------------------------------------------------------------
Orient Express Hotels Limited Class A                                     2.02%
--------------------------------------------------------------------------------
Wright Express Corporation                                                1.81%
--------------------------------------------------------------------------------
Gaylord Entertainment Company                                             1.69%
--------------------------------------------------------------------------------
Priceline.com Incorporated                                                1.61%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE
             SMALL CAP GROWTH FUND -   SMALL CAP GROWTH FUND -
   DATE             Class A              Administrator Class     Russell 2000 Growth(R) Index   Russell 2000(R) Index
   ----      -----------------------   -----------------------   ----------------------------   ---------------------
 4/30/1996             9,425                    10,000                      10,000                      10,000
 5/31/1996             9,967                    10,575                      10,513                      10,394
 6/30/1996             9,649                    10,238                       9,830                       9,967
 7/31/1996             8,968                     9,515                       8,629                       9,097
 8/31/1996             9,309                     9,876                       9,268                       9,625
 9/30/1996             9,801                    10,399                       9,745                      10,002
10/31/1996             9,588                    10,173                       9,325                       9,848
11/30/1996             9,839                    10,439                       9,585                      10,253
12/31/1996             9,715                    10,307                       9,771                      10,522
 1/31/1997             9,899                    10,503                      10,016                      10,732
 2/28/1997             9,335                     9,904                       9,411                      10,473
 3/31/1997             8,580                     9,103                       8,746                       9,978
 4/30/1997             8,368                     8,879                       8,645                      10,006
 5/31/1997             9,667                    10,257                       9,944                      11,120
 6/30/1997            10,306                    10,935                      10,281                      11,597
 7/31/1997            10,882                    11,545                      10,808                      12,136
 8/31/1997            10,950                    11,618                      11,132                      12,414
 9/30/1997            12,085                    12,823                      12,020                      13,323
10/31/1997            11,726                    12,442                      11,298                      12,738
11/30/1997            11,647                    12,358                      11,029                      12,655
12/31/1997            12,033                    12,767                      11,036                      12,877
 1/31/1998            11,481                    12,182                      10,889                      12,673
 2/28/1998            12,731                    13,508                      11,850                      13,610
 3/31/1998            13,448                    14,268                      12,347                      14,171
 4/30/1998            13,289                    14,099                      12,422                      14,248
 5/31/1998            12,351                    13,105                      11,519                      13,480
 6/30/1998            12,701                    13,475                      11,637                      13,509
 7/31/1998            11,573                    12,279                      10,665                      12,415
 8/31/1998             8,443                     8,958                       8,203                      10,004
 9/30/1998             8,590                     9,114                       9,035                      10,787
10/31/1998             9,147                     9,705                       9,507                      11,227
11/30/1998             9,999                    10,609                      10,245                      11,815
12/31/1998            11,079                    11,755                      11,172                      12,547
 1/31/1999            11,145                    11,825                      11,675                      12,714
 2/28/1999            10,182                    10,803                      10,606                      11,684
 3/31/1999            10,388                    11,022                      10,984                      11,866
 4/30/1999            11,050                    11,724                      11,954                      12,929
 5/31/1999            11,116                    11,794                      11,973                      13,118
 6/30/1999            12,174                    12,917                      12,604                      13,711
 7/31/1999            12,204                    12,948                      12,214                      13,335
 8/31/1999            12,152                    12,894                      11,758                      12,842
 9/30/1999            11,719                    12,433                      11,985                      12,844
10/31/1999            13,108                    13,908                      12,291                      12,897
11/30/1999            14,078                    14,937                      13,591                      13,667
12/31/1999            17,262                    18,315                      15,987                      15,214
 1/31/2000            17,005                    18,042                      15,838                      14,969
 2/29/2000            20,004                    21,225                      19,523                      17,441
 3/31/2000            18,637                    19,774                      17,471                      16,291
 4/30/2000            16,431                    17,434                      15,707                      15,311
 5/31/2000            14,013                    14,867                      14,331                      14,418
 6/30/2000            16,328                    17,325                      16,183                      15,675
 7/31/2000            15,174                    16,100                      14,796                      15,170
 8/31/2000            17,093                    18,136                      16,352                      16,328
 9/30/2000            16,821                    17,847                      15,539                      15,848
10/31/2000            14,902                    15,811                      14,278                      15,141
11/30/2000            12,189                    12,933                      11,685                      13,586
12/31/2000            12,923                    13,712                      12,400                      14,753
 1/31/2001            12,826                    13,608                      13,403                      15,522
 2/28/2001            11,995                    12,727                      11,566                      14,504
 3/31/2001            11,143                    11,823                      10,514                      13,794
 4/30/2001            12,114                    12,853                      11,801                      14,873
 5/31/2001            12,632                    13,402                      12,075                      15,239
 6/30/2001            12,783                    13,563                      12,419                      15,765
 7/31/2001            12,039                    12,773                      11,360                      14,912
 8/31/2001            11,111                    11,789                      10,650                      14,430
 9/30/2001             9,687                    10,278                       8,931                      12,488
10/31/2001             9,924                    10,530                       9,790                      13,218
11/30/2001            10,701                    11,354                      10,607                      14,241
12/31/2001            11,289                    11,977                      11,268                      15,120
 1/31/2002            10,461                    11,099                      10,867                      14,963
 2/28/2002             9,710                    10,303                      10,163                      14,553
 3/31/2002            10,657                    11,307                      11,047                      15,723
 4/30/2002            10,690                    11,342                      10,808                      15,866
 5/31/2002             9,917                    10,522                      10,176                      15,162
 6/30/2002             9,373                     9,944                       9,313                      14,410
 7/31/2002             8,045                     8,535                       7,882                      12,234
 8/31/2002             8,066                     8,558                       7,878                      12,203
 9/30/2002             7,805                     8,281                       7,309                      11,327
10/31/2002             8,186                     8,686                       7,679                      11,691
11/30/2002             8,534                     9,055                       8,440                      12,733
12/31/2002             7,958                     8,443                       7,858                      12,024
 1/31/2003             7,729                     8,200                       7,644                      11,691
 2/28/2003             7,674                     8,143                       7,441                      11,338
 3/31/2003             7,805                     8,281                       7,553                      11,484
 4/30/2003             8,578                     9,101                       8,268                      12,573
 5/31/2003             9,362                     9,933                       9,200                      13,922
 6/30/2003             9,721                    10,326                       9,377                      14,174
 7/31/2003            10,200                    10,822                      10,086                      15,061
 8/31/2003            10,635                    11,284                      10,628                      15,751
 9/30/2003            10,276                    10,903                      10,359                      15,460
10/31/2003            11,321                    12,023                      11,254                      16,758
11/30/2003            11,691                    12,416                      11,620                      17,353
12/31/2003            11,768                    12,497                      11,672                      17,706
 1/31/2004            12,453                    13,225                      12,286                      18,474
 2/29/2004            12,442                    13,213                      12,267                      18,640
 3/31/2004            12,802                    13,594                      12,324                      18,814
 4/30/2004            12,181                    12,947                      11,705                      17,854
 5/31/2004            12,660                    13,456                      11,938                      18,138
 6/30/2004            12,845                    13,664                      12,336                      18,902
 7/31/2004            11,376                    12,093                      11,228                      17,630
 8/31/2004            10,908                    11,596                      10,987                      17,540
 9/30/2004            11,615                    12,358                      11,594                      18,362
10/31/2004            11,985                    12,751                      11,876                      18,724
11/30/2004            12,530                    13,329                      12,880                      20,347
12/31/2004            13,371                    14,222                      13,343                      20,950
 1/31/2005            12,796                    13,623                      12,741                      20,076
 2/28/2005            12,597                    13,412                      12,916                      20,415
 3/31/2005            12,332                    13,130                      12,432                      19,831
 4/30/2005            11,657                    12,403                      11,641                      18,695
 5/31/2005            12,387                    13,189                      12,462                      19,920
 6/30/2005            12,929                    13,776                      12,864                      20,688
 7/31/2005            13,803                    14,703                      13,764                      22,000
 8/31/2005            13,681                    14,574                      13,570                      21,593
 9/30/2005            13,858                    14,773                      13,677                      21,660
10/31/2005            13,482                    14,362                      13,171                      20,986
11/30/2005            14,400                    15,348                      13,916                      22,005
12/31/2005            14,183                    15,118                      13,896                      21,905
 1/31/2006            15,254                    16,267                      15,236                      23,869
 2/28/2006            15,682                    16,721                      15,155                      23,803
 3/31/2006            16,599                    17,693                      15,891                      24,958
 4/30/2006            16,991                    18,134                      15,846                      24,954

--------------------------------------------------------------------------------

2 The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Russell 2000(R) Growth Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Growth Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND Class A and Administrator Class shares for the most recent ten years with the Russell 2000(R) Growth Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

      THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Schroder Investment Management North
                                          America Inc.

FUND MANAGER                           FUND INCEPTION DATE
   Jenny B. Jones                         08/01/1993

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 20.16% 1 for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell 2000(R) Index 2, which returned 18.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The period was robust for small cap stocks. With the economic news generally positive and the Federal Reserve Board (the Fed) indicating a potential pause in interest rate hikes, investors bid up prices.

      The Fund's outperformance of its benchmark was primarily the result of strong stock selection within several sectors, including health care, energy, and technology. At the stock level, RSA Security Inc. was the strongest contributor to the Fund's performance. The company issued strong earnings and won a key contract to supply its user authentication (data protection) package. Diversa Corporation, a healthcare company, was also a strong contributor, especially after the company announced that it had formed a broad alliance with BASF, a chemical company, to develop new products.

      Stock selection within the financial services and consumer discretionary sectors hurt performance. In financial services, two of the Fund's largest holdings were Max Re Capital and Reinsurance Group of America Incorporated; both stocks failed to meet expectations. Max Re reported a loss in the fourth quarter of 2005. Reinsurance Group did not meet earnings expectations for 2005.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made several changes, which is typical given our bottom-up, opportunistic approach to stock selection. Stock selection typically drives the Fund's over- or underweighted position in any sector and tends to be the most important contributing factor to performance. We invest in three distinct company types: Approximately 50% to 60% of the Fund's portfolio is invested in mispriced growth opportunities which include companies that exhibit solid top and bottom line growth that we believe is not fully reflected in the price. Approximately 20% to 30% of the portfolio is invested in "steady eddies," or companies that we believe have stable and dependable earnings and revenue characteristics. Generally, the remaining 20% to 30% of the portfolio is directed toward turnarounds, which include companies out-of-favor in the market, but that we believe have the potential for improvement.

      A good example of a growth company added by the Fund that we believe is mispriced is Euronet Worldwide, an electronic transaction processing company, which specializes in high-growth, "un-banked," retail financial services products, mainly in emerging markets. In the long term, we believe that Euronet could be viewed as an attractive acquisition target by a larger financial services company. We also added a "steady eddie" company, Flowers Foods Inc., a regional bakery product manufacturer that is gaining market share and expanding geographically in an industry that is consolidating.

      The Fund sold several stocks during the period, including Crown Castle International Corporation, a company that owns, operates, and leases towers for wireless communications. Crown Castle's market cap became too big, so we replaced it with SBA Communications, a smaller company that we believe has a better growth profile. The Fund also sold Forest Oil Corporation, an energy company, because of its strong stock price appreciation and our belief that it would underperform in an environment in which its margins would likely get squeezed.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We think that the U.S. economy is in good shape, supported by solid Gross Domestic Product data, payroll growth, consumer confidence, and productivity gains. Uncertainties include the generally high levels of housing prices and inventories of unsold homes. This situation could eventually dampen the consumer's feeling of well being as home equity levels decline. Additionally, energy prices remain high and may reduce the amount of discretionary income available to consumers.

      Valuation levels remain challenging for smaller companies, especially on the heels of such strong first-quarter performance. Nevertheless, we think that our fundamental-based research process will continue to identify stocks that are selling at discounts to their fair values in a market that may reward individual stock selection over broad sector or industry allocation.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                                6-Months*   1-Year   5-Year   10-Year
---------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund - Administrator Class (Incept. Date  08/01/1993)     20.16      32.40    13.63     13.53
---------------------------------------------------------------------------------------------------------------------
Benchmark
---------------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index 2                                                        18.91      33.47    10.90      9.58
---------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     0.82
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    31.00x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.72x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  1.32
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        39%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 3 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunication Services                                                  (2%)
Consumer Discretionary                                                     (11%)
Consumer Staples                                                            (2%)
Energy                                                                      (8%)
Financials                                                                 (15%)
Health Care                                                                (16%)
Industrials                                                                (15%)
Information Technology                                                     (23%)
Materials                                                                   (6%)
Utilities                                                                   (2%)

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Scientific Games Corporation Class A                                       2.62%
--------------------------------------------------------------------------------
Conseco Incorporated                                                       2.43%
--------------------------------------------------------------------------------
RSA Security Incorporated                                                  2.41%
--------------------------------------------------------------------------------
Max Re Capital Limited                                                     2.01%
--------------------------------------------------------------------------------
Reinsurance Group Of America Incorporated                                  1.87%
--------------------------------------------------------------------------------
Dresser Rand Group Incorporated                                            1.31%
--------------------------------------------------------------------------------
Informatica Corporation                                                    1.28%
--------------------------------------------------------------------------------
Rightnow Technologies Incorporated                                         1.27%
--------------------------------------------------------------------------------
Volterra Semiconductor Corporation                                         1.26%
--------------------------------------------------------------------------------
Claire's Stores Incorporated                                               1.24%

GROWTH OF $10,000 INVESTMENT 5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         WELLS FARGO ADVANTAGE
                        SMALL CAP OPPORTUNITIES
                       FUND - Administrator Class          Russell 2000(R) Index
                       --------------------------          ---------------------
 4/30/1996                       10,000                            10,000
 5/31/1996                       10,595                            10,394
 6/30/1996                       10,244                             9,967
 7/31/1996                        9,471                             9,097
 8/31/1996                        9,762                             9,625
 9/30/1996                       10,321                            10,002
10/31/1996                       10,250                             9,848
11/30/1996                       10,589                            10,253
12/31/1996                       10,710                            10,522
 1/31/1997                       10,930                            10,732
 2/28/1997                       10,930                            10,473
 3/31/1997                       10,526                             9,978
 4/30/1997                       10,561                            10,006
 5/31/1997                       11,805                            11,120
 6/30/1997                       12,489                            11,597
 7/31/1997                       13,090                            12,136
 8/31/1997                       13,376                            12,414
 9/30/1997                       14,292                            13,323
10/31/1997                       13,637                            12,738
11/30/1997                       13,536                            12,655
12/31/1997                       13,646                            12,877
 1/31/1998                       13,366                            12,673
 2/28/1998                       14,268                            13,610
 3/31/1998                       15,152                            14,171
 4/30/1998                       15,171                            14,248
 5/31/1998                       14,396                            13,480
 6/30/1998                       14,415                            13,509
 7/31/1998                       13,421                            12,415
 8/31/1998                       10,787                            10,004
 9/30/1998                       11,061                            10,787
10/31/1998                       11,470                            11,227
11/30/1998                       12,159                            11,815
12/31/1998                       12,369                            12,547
 1/31/1999                       12,124                            12,714
 2/28/1999                       11,343                            11,684
 3/31/1999                       11,349                            11,866
 4/30/1999                       12,106                            12,929
 5/31/1999                       12,521                            13,118
 6/30/1999                       13,345                            13,711
 7/31/1999                       13,150                            13,335
 8/31/1999                       12,472                            12,842
 9/30/1999                       12,515                            12,844
10/31/1999                       12,552                            12,897
11/30/1999                       13,254                            13,667
12/31/1999                       14,078                            15,214
 1/31/2000                       13,962                            14,969
 2/29/2000                       15,030                            17,441
 3/31/2000                       16,673                            16,291
 4/30/2000                       16,679                            15,311
 5/31/2000                       16,007                            14,418
 6/30/2000                       17,008                            15,675
 7/31/2000                       16,838                            15,170
 8/31/2000                       18,571                            16,328
 9/30/2000                       18,297                            15,848
10/31/2000                       17,662                            15,141
11/30/2000                       16,642                            13,586
12/31/2000                       18,429                            14,753
 1/31/2001                       18,769                            15,522
 2/28/2001                       18,129                            14,504
 3/31/2001                       17,496                            13,794
 4/30/2001                       18,769                            14,873
 5/31/2001                       19,516                            15,239
 6/30/2001                       19,943                            15,765
 7/31/2001                       19,750                            14,912
 8/31/2001                       19,323                            14,430
 9/30/2001                       17,663                            12,488
10/31/2001                       18,303                            13,218
11/30/2001                       19,510                            14,241
12/31/2001                       20,814                            15,120
 1/31/2002                       20,527                            14,963
 2/28/2002                       20,127                            14,553
 3/31/2002                       21,341                            15,723
 4/30/2002                       21,207                            15,866
 5/31/2002                       20,765                            15,162
 6/30/2002                       19,292                            14,410
 7/31/2002                       17,067                            12,234
 8/31/2002                       17,207                            12,203
 9/30/2002                       15,930                            11,327
10/31/2002                       16,604                            11,691
11/30/2002                       17,699                            12,733
12/31/2002                       16,872                            12,024
 1/31/2003                       16,583                            11,691
 2/28/2003                       15,952                            11,338
 3/31/2003                       16,093                            11,484
 4/30/2003                       16,850                            12,573
 5/31/2003                       18,416                            13,922
 6/30/2003                       18,921                            14,174
 7/31/2003                       19,960                            15,061
 8/31/2003                       20,992                            15,751
 9/30/2003                       20,465                            15,460
10/31/2003                       21,883                            16,758
11/30/2003                       22,588                            17,353
12/31/2003                       23,097                            17,706
 1/31/2004                       24,277                            18,474
 2/29/2004                       24,737                            18,640
 3/31/2004                       24,936                            18,814
 4/30/2004                       24,652                            17,854
 5/31/2004                       24,806                            18,138
 6/30/2004                       25,434                            18,902
 7/31/2004                       24,170                            17,630
 8/31/2004                       24,499                            17,540
 9/30/2004                       25,633                            18,362
10/31/2004                       26,552                            18,724
11/30/2004                       28,360                            20,347
12/31/2004                       29,064                            20,950
 1/31/2005                       28,236                            20,076
 2/28/2005                       28,654                            20,415
 3/31/2005                       28,027                            19,831
 4/30/2005                       26,859                            18,695
 5/31/2005                       28,096                            19,920
 6/30/2005                       29,090                            20,688
 7/31/2005                       30,310                            22,000
 8/31/2005                       30,083                            21,593
 9/30/2005                       30,441                            21,660
10/31/2005                       29,595                            20,986
11/30/2005                       31,059                            22,005
12/31/2005                       30,913                            21,905
 1/31/2006                       33,633                            23,869
 2/28/2006                       33,623                            23,803
 3/31/2006                       35,157                            24,958
 4/30/2006                       35,562                            24,954

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND - Administrator Class was named the Wells Fargo Small Cap Opportunities Fund -Institutional Class. Performance shown for Administrator Class shares of the Fund for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Small Cap Opportunities Fund, its predecessor fund.

2 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND Administrator Class shares for the most recent ten years with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

      THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           FUND INCEPTION DATE
   I. Charles Rinaldi                     12/31/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 16.68% 1 (excluding sales charge) for the six-month period that ended April 30, 2006, underperforming its benchmark, the Russell 2000(R) Value Index 2, which returned 17.52%. In addition, the Fund underperformed the Russell 2000(R) Index 3, which returned 18.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      While Fund performance was positive, it underperformed its benchmark. Financials and producer durable stocks detracted from performance and the underweighted exposure to financials combined with weak stock selection also had a negative impact. Insurance names held in the Fund hurt performance because reinsurance holdings suffered from the effects of last year's hurricanes. The Fund's portfolio remained underweighted in Real Estate Investment Trusts (REITs), which also contributed to underperformance. The Fund's investment style is focused on identifying undervalued stocks, and tends to shun the current high valuations in REITs, especially with interest rates still moving upward.

      Stock selection in materials and industrial processing contributed to Fund performance. In materials, the best performers were steel, gold, and silver. In industrials, the leaders were construction and cement, chemicals, and metal fabricating. The Fund maintained an overweighted position in materials and industrial processing because our research indicated that the underlying companies remained strong contributors.

      Energy stocks also contributed to the Fund's performance during the period. Our investment team's fundamental research on oil well equipment, servicing, crude oil, natural gas, drilling and coal-related companies proved to show value over the long term. The recent six months saw continued strength from most of the stocks we added to the portfolio. In the fall of 2005, we elected to take the opportunity to reduce position sizes in companies in the crude oil industry. The Fund is currently overweighted relative to its benchmark in the energy sector.

      Our stock selection in consumer stocks contributed positively to Fund performance, with particular strength coming from commercial services stocks. Restaurant holdings were flat or slightly weak during the period because we believe that the focus on companies with improving fundamentals was not in favor. Within the Fund's benchmarks, technology stocks were up during the same period. Stocks with higher price-to-earnings ratios were strong in the first three months of 2006, allowing the Fund's benchmark to perform well in technology. We typically avoid higher price-to-earnings ratios and screen for companies with lower price-to-earnings ratios because it is our belief that stocks with extended valuations that lack strong fundamentals fail to perform well in the long term.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We took gains from holdings in energy companies and moved slowly into selected companies in financials and technology. Specifically, our investment process identified quality valuations in property and casualty insurance companies in niche markets. We believe that energy stocks in the Fund offer value over the long term, however, we also strive to take profits and seek value in other areas.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are cautious in the near term about the general stock market. Over the long term, we believe that the asset class remains attractive as many small cap names continue to be ignored and undervalued. We will continue to seek to take advantage of inefficiencies within the small cap value asset class because we believe that current markets reward active management and strong stock selection. We remain focused on identifying investment opportunities in stocks with quality management and strong fundamentals that we believe are attractively valued.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

  The views expressed are as of April 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                 Including Sales Charge              Excluding Sales Charge
                                                           ----------------------------------  ----------------------------------
                                                                                      Life of                             Life of
                                                           6-Months*  1-Year  5-Year    Fund   6-Months*  1-Year  5-Year    Fund
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class A (Incept. Date 11/30/2000)      9.97     28.37   14.88   18.10     16.68     36.21   16.25   18.94
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class B (Incept. Date 11/30/2000)     11.27     30.26   15.15   18.24     16.27     35.26   15.37   18.24
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class C (Incept. Date  11/30/2000)    15.23     34.21   15.40   18.24     16.23     35.21   15.40   18.24
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund - Class Z (Incept. Date  12/31/1997)                                        16.72     36.37   16.41   19.19
---------------------------------------------------------------------------------------------------------------------------------
Benchmarks
---------------------------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Value Index 2                                                                 17.52     30.85   15.25   11.25
---------------------------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index 3                                                                       18.91     33.47   10.90    8.27
---------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.04
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    31.40x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.69x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  1.03
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        17%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunication Services                                                  (1%)
Consumer Discretionary                                                      (5%)
Consumer Staples                                                            (1%)
Energy                                                                     (32%)
Financials                                                                  (4%)
Health Care                                                                 (5%)
Industrials                                                                (14%)
Information Technology                                                     (11%)
Materials                                                                  (27%)

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Global Industries Limited                                                  5.49%
--------------------------------------------------------------------------------
Range Resources Corporation                                                4.41%
--------------------------------------------------------------------------------
Glamis Gold Limited                                                        3.53%
--------------------------------------------------------------------------------
Randgold Resources Limited ADR                                             3.48%
--------------------------------------------------------------------------------
IPSCO Incorporated                                                         2.73%
--------------------------------------------------------------------------------
Chicago Bridge & Iron Company NV                                           2.72%
--------------------------------------------------------------------------------
Apex Silver Mines Limited                                                  2.41%
--------------------------------------------------------------------------------
Key Energy Services Incorporated                                           2.33%
--------------------------------------------------------------------------------
Steel Dynamics Incorporated                                                2.33%
--------------------------------------------------------------------------------
United States Steel Corporation                                            2.12%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             WELLS FARGO    WELLS FARGO
              ADVANTAGE      ADVANTAGE
              SMALL CAP      SMALL CAP
             VALUE FUND -   VALUE FUND -  Russell 2000(R)  Russell 2000(R) Value
   DATE        Class A        Class Z          Index               Index
----------   ------------   ------------  ---------------  ---------------------
12/31/1997       9,425         10,000          10,000          10,000
 1/31/1998       9,903         10,510           9,842           9,819
 2/28/1998      10,692         11,350          10,569          10,413
 3/31/1998      11,707         12,430          11,005          10,835
 4/30/1998      12,241         13,000          11,065          10,889
 5/31/1998      11,616         12,340          10,469          10,503
 6/30/1998      11,039         11,730          10,491          10,444
 7/31/1998       9,841         10,460           9,641           9,626
 8/31/1998       7,731          8,220           7,769           8,118
 9/30/1998       8,322          8,850           8,377           8,577
10/31/1998       8,865          9,430           8,719           8,831
11/30/1998       9,408         10,010           9,176           9,070
12/31/1998       9,970         10,610           9,744           9,355
 1/31/1999      10,174         10,830           9,873           9,143
 2/28/1999       9,298          9,900           9,074           8,518
 3/31/1999       9,127          9,720           9,215           8,448
 4/30/1999      10,486         11,170          10,041           9,219
 5/31/1999      10,830         11,540          10,187           9,503
 6/30/1999      11,475         12,230          10,648           9,847
 7/31/1999      11,697         12,470          10,356           9,613
 8/31/1999      11,516         12,280           9,973           9,262
 9/30/1999      11,682         12,460           9,975           9,076
10/31/1999      11,023         11,760          10,016           8,895
11/30/1999      11,704         12,490          10,614           8,941
12/31/1999      12,732         13,590          11,815           9,216
 1/31/2000      13,675         14,600          11,625           8,975
 2/29/2000      15,020         16,040          13,544           9,523
 3/31/2000      15,513         16,570          12,652           9,568
 4/30/2000      14,947         15,970          11,890           9,624
 5/31/2000      14,775         15,790          11,197           9,478
 6/30/2000      14,837         15,860          12,173           9,755
 7/31/2000      14,244         15,230          11,781          10,080
 8/31/2000      15,717         16,810          12,680          10,530
 9/30/2000      15,162         16,220          12,307          10,471
10/31/2000      14,971         16,020          11,759          10,433
11/30/2000      14,351         15,360          10,551          10,221
12/31/2000      16,042         17,170          11,457          11,319
 1/31/2001      17,172         18,390          12,054          11,632
 2/28/2001      17,284         18,520          11,263          11,616
 3/31/2001      17,527         18,770          10,713          11,429
 4/30/2001      18,826         20,180          11,550          11,958
 5/31/2001      19,966         21,400          11,835          12,266
 6/30/2001      19,713         21,140          12,243          12,759
 7/31/2001      18,873         20,240          11,580          12,473
 8/31/2001      18,443         19,780          11,206          12,430
 9/30/2001      16,219         17,400           9,698          11,058
10/31/2001      17,069         18,310          10,265          11,347
11/30/2001      17,593         18,880          11,060          12,162
12/31/2001      18,881         20,259          11,742          12,907
 1/31/2002      18,619         19,989          11,620          13,078
 2/28/2002      18,909         20,289          11,302          13,158
 3/31/2002      20,950         22,484          12,210          14,143
 4/30/2002      21,474         23,045          12,322          14,641
 5/31/2002      21,287         22,844          11,774          14,157
 6/30/2002      20,342         21,842          11,190          13,843
 7/31/2002      17,440         18,726           9,501          11,786
 8/31/2002      17,917         19,237           9,477          11,734
 9/30/2002      16,803         18,035           8,797          10,896
10/31/2002      16,812         18,045           9,079          11,060
11/30/2002      17,786         19,097           9,889          11,942
12/31/2002      17,711         19,017           9,338          11,432
 1/31/2003      17,271         18,546           9,079          11,110
 2/28/2003      16,812         18,065           8,805          10,737
 3/31/2003      16,522         17,744           8,919          10,851
 4/30/2003      17,861         19,187           9,764          11,882
 5/31/2003      20,005         21,492          10,812          13,095
 6/30/2003      20,229         21,742          11,008          13,317
 7/31/2003      21,240         22,834          11,697          13,981
 8/31/2003      22,073         23,726          12,232          14,512
 9/30/2003      21,802         23,445          12,006          14,346
10/31/2003      23,506         25,279          13,015          15,516
11/30/2003      24,694         26,561          13,477          16,111
12/31/2003      26,298         28,278          13,750          16,694
 1/31/2004      26,644         28,658          14,347          17,271
 2/29/2004      27,556         29,644          14,476          17,606
 3/31/2004      27,858         29,968          14,611          17,849
 4/30/2004      26,064         28,047          13,865          16,926
 5/31/2004      26,481         28,504          14,086          17,130
 6/30/2004      27,848         29,978          14,679          18,000
 7/31/2004      26,946         29,002          13,691          17,173
 8/31/2004      26,413         28,432          13,621          17,341
 9/30/2004      28,246         30,404          14,260          18,027
10/31/2004      28,052         30,207          14,541          18,307
11/30/2004      31,127         33,518          15,802          19,932
12/31/2004      31,529         33,959          16,269          20,408
 1/31/2005      30,741         33,116          15,591          19,618
 2/28/2005      32,663         35,206          15,854          20,008
 3/31/2005      31,436         33,882          15,401          19,596
 4/30/2005      29,345         31,635          14,519          18,585
 5/31/2005      30,247         32,611          15,470          19,718
 6/30/2005      31,676         34,162          16,067          20,590
 7/31/2005      33,775         36,418          17,085          21,762
 8/31/2005      34,852         37,581          16,769          21,262
 9/30/2005      36,182         39,027          16,821          21,227
10/31/2005      34,258         36,959          16,298          20,694
11/30/2005      35,775         38,592          17,089          21,534
12/31/2005      36,202         39,061          17,011          21,368
 1/31/2006      39,305         42,414          18,537          23,135
 2/28/2006      37,790         40,770          18,486          23,134
 3/31/2006      39,353         42,466          19,382          24,254
 4/30/2006      39,972         43,139          19,379          24,319

--------------------------------------------------------------------------------

      Performance shown for the Class A, Class B, Class C, and Class Z shares of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B, Class C and Class Z shares, respectively, of the Strong Advisor Small Cap Value Fund, its predecessor fund. Performance shown for the Class A, Class B, and Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares of the predecessor fund, adjusted to reflect each class' respective sales charges and expenses.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Russell 2000(R) Value Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Value Index is more representative of the breadth of the Fund's holdings. You cannot invest directly in an Index.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND Class A and Class Z shares for the life of the Fund with the Russell 2000(R) Value Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Beginning     Ending
                                                                        Account      Account     Expenses
                                                                         Value        Value     Paid During     Net Annual
Wells Fargo Advantage C&B Mid Cap Value Fund                          11/01/2005   04/30/2006    Period(1)    Expense Ratio
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class A
Actual                                                                $ 1,000.00   $ 1,158.10     $  7.44         1.39%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,017.90     $  6.95         1.39%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class B
Actual                                                                $ 1,000.00   $ 1,154.50     $ 11.43         2.14%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.18     $ 10.69         2.14%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class C
Actual                                                                $ 1,000.00   $ 1,154.50     $ 11.43         2.14%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.18     $ 10.69         2.14%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Class D
Actual                                                                $ 1,000.00   $ 1,159.40     $  6.69         1.25%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,018.60     $  6.26         1.25%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Administrator Class
Actual                                                                $ 1,000.00   $ 1,160.30     $  6.16         1.15%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,019.09     $  5.76         1.15%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Mid Cap Value Fund - Institutional Class
Actual                                                                $ 1,000.00   $ 1,161.10     $  4.82         0.90%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.33     $  4.51         0.90%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class A
Actual                                                                $ 1,000.00   $ 1,180.60     $  7.08         1.31%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,018.30     $  6.56         1.31%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class B
Actual                                                                $ 1,000.00   $ 1,176.10     $ 11.11         2.06%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.58     $ 10.29         2.06%

FUND EXPENSES (UNAUDITED)    WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                       Beginning     Ending
                                                                        Account      Account     Expenses
                                                                         Value        Value     Paid During     Net Annual
                                                                      11/01/2005   04/30/2006    Period(1)    Expense Ratio
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class C
Actual                                                                $ 1,000.00   $ 1,176.70     $ 11.12         2.06%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.58     $ 10.29         2.06%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Common Stock Fund - Class Z
Actual                                                                $ 1,000.00   $ 1,181.00     $  6.98         1.29%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,018.40     $  6.46         1.29%

Wells Fargo Advantage Mid Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class A
Actual                                                                $ 1,000.00   $ 1,200.20     $  7.64         1.40%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,017.85     $  7.00         1.40%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class B
Actual                                                                $ 1,000.00   $ 1,194.70     $ 11.70         2.15%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.13     $ 10.74         2.15%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class C
Actual                                                                $ 1,000.00   $ 1,194.70     $ 11.70         2.15%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.13     $ 10.74         2.15%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Growth Fund - Class Z
Actual                                                                $ 1,000.00   $ 1,197.00     $  8.55         1.57%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,017.01     $  7.85         1.57%

Wells Fargo Advantage Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class A
Actual                                                                $ 1,000.00   $ 1,260.30     $  7.85         1.40%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,017.85     $  7.00         1.40%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class B
Actual                                                                $ 1,000.00   $ 1,255.60     $ 12.02         2.15%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.13     $ 10.74         2.15%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class C
Actual                                                                $ 1,000.00   $ 1,256.30     $ 12.03         2.15%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,014.13     $ 10.74         2.15%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Class Z
Actual                                                                $ 1,000.00   $ 1,259.70     $  8.80         1.57%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,017.01     $  7.85         1.57%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Administrator Class
Actual                                                                $ 1,000.00   $ 1,262.60     $  6.73         1.20%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,018.84     $  6.01         1.20%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund - Institutional Class
Actual                                                                $ 1,000.00   $ 1,263.90     $  5.05         0.90%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,020.33     $  4.51         0.90%

Wells Fargo Advantage Small Cap Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Opportunities Fund - Administrator
Class
Actual                                                                $ 1,000.00   $ 1,201.60     $  6.55         1.20%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,018.84     $  6.01         1.20%

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Beginning     Ending
                                                                        Account      Account     Expenses
                                                                         Value        Value     Paid During     Net Annual
Wells Fargo Advantage Small Cap Value Fund                            11/01/2005   04/30/2006    Period(1)    Expense Ratio
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class A
Actual                                                                $ 1,000.00   $ 1,166.80     $  7.74         1.44%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,017.65     $  7.20         1.44%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class B
Actual                                                                $ 1,000.00   $ 1,162.70     $ 11.74         2.19%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,013.93     $ 10.94         2.19%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class C
Actual                                                                $ 1,000.00   $ 1,162.30     $ 11.74         2.19%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,013.93     $ 10.94         2.19%
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Value Fund - Class Z
Actual                                                                $ 1,000.00   $ 1,167.20     $  7.31         1.36%
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                              $ 1,000.00   $ 1,018.05     $  6.80         1.36%

(1) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   C&B MID CAP VALUE FUND
-------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

COMMON STOCKS - 96.67%

AMUSEMENT & RECREATION SERVICES - 1.08%
    176,000   INTERNATIONAL SPEEDWAY CORPORATION CLASS A         $    8,657,440
                                                                 --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
SIMILAR MATERIALS - 4.06%
    615,500   JONES APPAREL GROUP INCORPORATED                       21,142,425
    683,900   TOMMY HILFIGER CORPORATION+                            11,386,935

                                                                     32,529,360
                                                                 --------------
BUSINESS SERVICES - 13.36%
  1,078,560   CATALINA MARKETING CORPORATION<<                       25,540,301
    646,600   IMS HEALTH INCORPORATED<<                              17,574,588
  1,035,200   MONEYGRAM INTERNATIONAL INCORPORATED                   35,093,280
  1,467,320   PARAMETRIC TECHNOLOGY CORPORATION+                     21,921,761
    205,963   VIAD CORPORATION                                        6,770,004

                                                                    106,899,934
                                                                 --------------
CHEMICALS & ALLIED PRODUCTS - 4.90%
    385,478   ALBEMARLE CORPORATION                                  18,433,558
    733,640   VALSPAR CORPORATION<<                                  20,762,012

                                                                     39,195,570
                                                                 --------------
DEPOSITORY INSTITUTIONS - 1.49%
    440,265   SOUTH FINANCIAL GROUP INCORPORATED                     11,944,389
                                                                 --------------
EATING & DRINKING PLACES - 4.06%
    559,600   ARAMARK CORPORATION CLASS B<<                          15,730,356
    412,571   CBRL GROUP INCORPORATED<<                              16,795,765

                                                                     32,526,121
                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
EXCEPT COMPUTER EQUIPMENT - 6.06%
  1,610,100   AMERICAN POWER CONVERSION CORPORATION                  35,808,624
  1,116,200   FLEXTRONICS INTERNATIONAL LIMITED+                     12,680,032

                                                                     48,488,656
                                                                 --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT &
RELATED SERVICES - 1.33%
    191,600   QUEST DIAGNOSTICS INCORPORATED                         10,677,868
                                                                 --------------
FOOD & KINDRED PRODUCTS - 2.46%
    287,900   PEPSIAMERICAS INCORPORATED                              6,800,198
    492,150   PILGRIMS PRIDE CORPORATION<<                           12,859,880

                                                                     19,660,078
                                                                 --------------
FURNITURE & FIXTURES - 2.33%
    994,800   STEELCASE INCORPORATED                                 18,622,656
                                                                 --------------
GENERAL MERCHANDISE STORES - 5.04%
  2,424,800   BIG LOTS INCORPORATED+<<                               35,038,360
    304,683   DOLLAR GENERAL CORPORATION                              5,319,765

                                                                     40,358,125
                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

   C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                          VALUE

HEALTH SERVICES - 2.17%
    342,000   UNIVERSAL HEALTH SERVICES CLASS B                 $   17,370,180
                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 15.68%
    304,667   CARLISLE COMPANIES INCORPORATED                        25,744,362
    194,200   CDW CORPORATION<<                                      11,558,784
    534,700   DOVER CORPORATION                                      26,601,325
  2,990,600   ENTEGRIS INCORPORATED+                                 30,444,308
    870,430   PALL CORPORATION<<                                     26,269,577
     95,100   TENNANT COMPANY                                         4,840,590

                                                                    125,458,946
                                                                 --------------
INSURANCE AGENTS, BROKERS & SERVICE - 3.01%
    357,300   ARTHUR J. GALLAGHER & COMPANY                           9,804,312
    703,000   UNUMPROVIDENT CORPORATION<<                            14,277,930

                                                                     24,082,242
                                                                 --------------
INSURANCE CARRIERS - 3.36%
    107,244   AMBAC FINANCIAL GROUP INCORPORATED                      8,832,616
    302,493   MBIA INCORPORATED<<                                    18,037,657

                                                                     26,870,273
                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 6.03%
    119,249   ITRON INCORPORATED+                                     7,995,645
    621,700   METTLER-TOLEDO INTERNATIONAL INCORPORATED+             40,286,160

                                                                     48,281,805
                                                                 --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.19%
    485,000   HASBRO INCORPORATED                                     9,559,350
                                                                 --------------
MISCELLANEOUS RETAIL - 2.74%
    887,870   ZALE CORPORATION+<<                                    21,885,996
                                                                 --------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 2.34%
    797,078   CAPITALSOURCE INCORPORATED<<                           18,731,333
                                                                 --------------
PERSONAL SERVICES - 1.56%
    304,700   G & K SERVICES INCORPORATED CLASS A                    12,483,559
                                                                 --------------
PRIMARY METAL INDUSTRIES - 3.24%
    501,752   HUBBELL INCORPORATED CLASS B<<                         25,915,491
                                                                 --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.27%
    373,000   HARTE HANKS INCORPORATED                               10,182,900
                                                                 --------------
TRANSPORTATION EQUIPMENT - 3.27%
    961,825   FEDERAL SIGNAL CORPORATION<<                           18,014,982
    435,200   SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED<<        8,190,464

                                                                     26,205,446
                                                                 --------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 4.64%
  1,075,650   HAIN CELESTIAL GROUP INCORPORATED+                                                 $ 28,934,985
    154,500   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                  8,224,035

                                                                                                   37,159,020
                                                                                                 ------------

TOTAL COMMON STOCKS (COST $654,626,398)                                                           773,746,738
                                                                                                 ------------
COLLATERAL FOR SECURITIES LENDING - 23.23%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.83%
  6,642,815   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                6,642,815
                                                                                                 ------------

PRINCIPAL                                                        INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 22.40%
$   506,576   AMERICAN GENERAL FINANCE+/-++                           4.93%       05/15/2007          506,789
    210,905   APRECO LLC                                              4.60        05/15/2006          210,506
    461,604   APRECO LLC++                                            4.92        06/15/2006          458,746
  4,165,183   AQUIFER FUNDING LIMITED                                 4.80        05/03/2006        4,164,058
  1,407,156   AQUIFER FUNDING LIMITED++                               4.80        05/04/2006        1,406,594
  1,407,156   AQUINAS FUNDING LLC++                                   5.04        06/23/2006        1,396,884
  2,876,115   ATLANTIC ASSET SECURITIZATION CORPORATION++             4.86        05/11/2006        2,872,232
  2,814,313   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-         4.81        11/03/2006        2,814,313
    675,435   ATLAS CAPITAL FUNDING CORPORATION++                     4.60        05/15/2006          674,159
  1,407,156   ATLAS CAPITAL FUNDING CORPORATION+/-                    4.93        12/22/2006        1,407,156
  1,407,156   ATLAS CAPITAL FUNDING CORPORATION+/-                    4.94        10/20/2006        1,407,156
  1,407,156   ATLAS CAPITAL FUNDING CORPORATION+/-                    4.98        04/25/2007        1,407,156
     92,253   ATOMIUM FUNDING CORPORATION                             4.81        05/03/2006           92,228
  5,361,435   ATOMIUM FUNDING CORPORATION                             4.81        05/04/2006        5,359,290
  1,134,112   ATOMIUM FUNDING CORPORATION++                           4.83        05/05/2006        1,133,511
    684,553   ATOMIUM FUNDING CORPORATION++                           5.00        06/12/2006          680,604
  3,377,176   BASF AG ADR                                             4.81        05/04/2006        3,375,825
  1,688,588   BEAR STEARNS & COMPANY+/-                               4.93        10/04/2006        1,688,588
  2,883,439   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $2,883,832)                             4.92        05/01/2006        2,883,439
    195,257   BETA FINANCE INCORPORATED SERIES MTN+/-++               4.91        06/02/2006          195,269
 30,957,442   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $30,961,681)                            4.93        05/01/2006       30,957,442
  1,874,164   BUCKINGHAM CDO LLC++                                    4.96        05/23/2006        1,868,522
  2,814,313   BUCKINGHAM CDO LLC++                                    5.08        07/24/2006        2,781,611
  3,388,264   BUCKINGHAM II CDO LLC++                                 4.86        05/08/2006        3,385,113
    394,004   BUCKINGHAM II CDO LLC++                                 4.95        05/24/2006          392,763
    731,721   CAIRN HIGH GRADE FUNDING I++                            4.76        05/10/2006          730,829
  1,407,156   CAIRN HIGH GRADE FUNDING I                              4.81        05/02/2006        1,406,974
  1,125,725   CAIRN HIGH GRADE FUNDING I                              4.83        05/08/2006        1,124,678
    956,866   CAIRN HIGH GRADE FUNDING I                              4.93        05/18/2006          954,656
    776,750   CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.68        05/08/2006          776,028
    250,305   CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.69        05/10/2006          250,000
  1,125,725   CEDAR SPRINGS CAPITAL COMPANY LLC                       4.70        05/12/2006        1,124,048
    581,043   CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.80        05/05/2006          580,735
  1,811,798   CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.83        05/09/2006        1,809,842

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                      INTEREST RATE   MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   562,863   CEDAR SPRINGS CAPITAL COMPANY LLC++                    4.89%         06/07/2006    $  559,998
  1,498,059   CEDAR SPRINGS CAPITAL COMPANY LLC                      4.90          06/12/2006     1,489,415
  1,762,886   CEDAR SPRINGS CAPITAL COMPANY LLC                      4.99          06/21/2006     1,750,492
    816,151   CEDAR SPRINGS CAPITAL COMPANY LLC                      5.01          06/05/2006       812,225
  2,814,313   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A             4.83          05/12/2006     2,810,120
  1,412,673   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A             4.85          05/11/2006     1,410,765
  3,940,038   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++        4.85          05/14/2006     3,940,038
  3,641,721   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED       5.00          05/25/2006     3,629,740
  1,744,874   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-     4.92          05/04/2006     1,744,769
  1,407,156   CULLINAN FINANCE CORPORATION SERIES MTN+/-++           4.71          11/15/2006     1,407,297
    731,721   DEER VALLEY FUNDING LLC++                              4.78          05/03/2006       731,524
  2,138,878   DEER VALLEY FUNDING LLC                                4.84          05/08/2006     2,136,889
    110,152   DEER VALLEY FUNDING LLC++                              4.89          05/15/2006       109,944
    899,680   DEER VALLEY FUNDING LLC++                              4.92          05/16/2006       897,853
  7,001,806   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $7,002,743)                            4.82          05/01/2006     7,001,806
     90,058   EDISON ASSET SECURITIZATION LLC                        4.84          05/15/2006        89,888
    112,573   EIFFEL FUNDING LLC                                     4.80          05/01/2006       112,572
  2,027,487   EUREKA SECURITIZATION INCORPORATED                     4.86          05/16/2006     2,023,371
  3,377,175   GEMINI SECURITIZATION INCORPORATED                     4.79          05/01/2006     3,377,175
     84,429   GEMINI SECURITIZATION INCORPORATED++                   4.88          05/24/2006        84,163
  2,531,474   GEORGE STREET FINANCE LLC                              4.80          05/02/2006     2,531,145
  1,350,870   GOLDMAN SACHS GROUP INCORPORATED+/-                    4.97          06/30/2006     1,350,870
    112,573   HARRIER FINANCE FUNDING LLC+/-++                       4.98          05/15/2007       112,597
    197,002   HBOS TREASURY SERVICES PLC+/-++                        5.12          01/12/2007       197,199
    900,580   ING USA ANNUITY & LIFE INSURANCE+/-                    5.03          06/06/2006       900,580
     73,172   K2 USA LLC                                             4.61          05/02/2006        73,163
    260,324   K2 USA LLC SERIES MTN+/-++                             4.90          07/24/2006       260,376
    844,294   KAUPTHING BANK HF+/-++                                 4.98          03/20/2007       843,011
    225,145   KLIO II FUNDING CORPORATION++                          4.96          06/30/2006       223,283
  1,881,593   KLIO III FUNDING CORPORATION++                         4.93          05/22/2006     1,876,212
  2,705,568   KLIO III FUNDING CORPORATION++                         4.96          06/30/2006     2,683,193
     56,286   LEXINGTON PARKER CAPITAL CORPORATION                   4.60          05/02/2006        56,279
    213,663   LEXINGTON PARKER CAPITAL CORPORATION                   4.68          05/10/2006       213,402
  9,021,055   LEXINGTON PARKER CAPITAL CORPORATION                   4.85          05/05/2006     9,016,274
     95,687   LEXINGTON PARKER CAPITAL CORPORATION                   4.96          06/20/2006        95,027
  1,407,156   LIBERTY LIGHT US CAPITAL SERIES MTN+/-++               4.84          05/26/2006     1,407,185
    112,573   LINKS FINANCE LLC SERIES MTN1+/-++                     4.82          09/12/2006       112,572
    844,294   LIQUID FUNDING LIMITED+/-++                            4.79          12/01/2006       844,294
  1,294,584   LIQUID FUNDING LIMITED+/-++                            4.88          08/14/2006     1,294,584
    337,718   LIQUID FUNDING LIMITED SERIES MTN+/-++                 4.85          02/20/2007       337,724
    562,863   MBIA GLOBAL FUNDING LLC+/-++                           4.92          02/20/2007       562,829
  2,828,384   MERRILL LYNCH & COMPANY SERIES MTN+/-                  5.28          10/27/2006     2,830,647
  1,688,588   MORGAN STANLEY+/-                                      4.94          10/10/2006     1,688,588
    260,324   MORGAN STANLEY SERIES EXL+/-                           4.93          08/13/2010       260,386
  1,272,069   MORTGAGE INTEREST NET TRUST                            4.76          05/03/2006     1,271,726
     56,286   NATIONWIDE BUILDING SOC+/-++                           5.20          07/21/2006        56,306

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                      INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   250,924   NIEUW AMSTERDAM RECEIVABLES CORPORATION++             4.91%          06/26/2006    $   248,987
     90,339   NORDEA NORTH AMERICA INCORPORATED                     4.80           05/03/2006         90,315
    180,116   NORDEA NORTH AMERICA INCORPORATED                     4.81           05/09/2006        179,921
    106,944   NORDEA NORTH AMERICA INCORPORATED                     4.87           05/15/2006        106,742
    168,577   NORTH SEA FUNDING LLC++                               5.00           06/26/2006        167,276
  2,814,313   NORTHERN ROCK PLC+/-++                                4.83           02/05/2007      2,814,454
    227,678   RACERS TRUST 2004-6-MM+/-++                           4.95           05/22/2006        227,710
  1,060,827   REGENCY MARKETS LLC++                                 5.06           07/20/2006      1,049,084
     56,286   SCALDIS CAPITAL LIMITED++                             4.91           06/15/2006         55,938
  2,808,403   SEDNA FINANCE INCORPORATED++                          4.86           05/02/2006      2,808,038
  1,125,725   SLM CORPORATION+/-                                    4.86           05/04/2007      1,125,444
    450,290   SWEDBANK (FORENINGS SPARBANKEN)                       4.81           05/09/2006        449,804
    281,431   SWEDISH NATIONAL HOUSING FINANCE (SBAB)               5.06           07/18/2006        278,395
    225,145   TANGO FINANCE CORPORATION++                           4.94           06/21/2006        223,562
    650,838   TANGO FINANCE CORPORATION SERIES MTN+/-++             4.90           10/25/2006        651,053
  1,701,477   THUNDER BAY FUNDING INCORPORATED++                    5.00           06/16/2006      1,690,690
  2,004,579   TIERRA ALTA FUNDING I LIMITED++                       4.82           05/10/2006      2,002,133
  2,901,106   TIERRA ALTA FUNDING I LIMITED++                       4.83           05/11/2006      2,897,190
    325,391   TRAVELLERS INSURANCE COMPANY+/-                       4.92           02/09/2007        325,384
  1,407,156   UNICREDITO ITALIANO SERIES LIB+/-                     4.86           03/09/2007      1,407,128
  2,138,878   US BANK NA SERIES BKNT+/-                             5.13           07/28/2006      2,138,985
    168,859   VERSAILLES CDS LLC                                    4.87           05/15/2006        168,540
  1,407,156   VERSAILLES CDS LLC                                    4.99           06/20/2006      1,397,461
     56,286   VERSAILLES CDS LLC++                                  5.00           06/21/2006         55,891
    594,495   VERSAILLES CDS LLC++                                  5.04           06/28/2006        589,745
    562,863   WHISTLEJACKET CAPITAL LIMITED+/-++                    4.80           06/09/2006        562,863
    281,431   WHISTLEJACKET CAPITAL LIMITED++                       4.91           05/15/2006        280,899
    909,305   WHISTLEJACKET CAPITAL LIMITED++                       5.02           06/26/2006        902,285
    281,431   WHITE PINE FINANCE LLC++                              4.80           05/05/2006        281,282
    229,761   WHITE PINE FINANCE LLC++                              4.83           05/25/2006        229,005
  1,407,156   WHITE PINE FINANCE LLC+/-++                           4.85           07/17/2006      1,407,156
    172,911   WHITE PINE FINANCE LLC++                              4.91           06/20/2006        171,720
  1,485,338   WHITE PINE FINANCE LLC++                              4.92           06/22/2006      1,474,703
  1,350,870   WHITE PINE FINANCE LLC SERIES MTN1+/-++               4.84           06/12/2006      1,350,924

                                                                                                 179,307,947
                                                                                                 -----------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $185,950,762)                                      185,950,762
                                                                                                 -----------
SHARES

SHORT-TERM INVESTMENTS - 0.62%
  4,952,261   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                           4,952,261
                                                                                                 -----------

TOTAL SHORT-TERM INVESTMENTS (COST $4,952,261)                                                     4,952,261
                                                                                                 -----------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                     VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $845,529,420)*                                120.52%      $ 964,649,761

OTHER ASSETS AND LIABILITIES, NET                   (20.52)       (164,239,328)
                                                ----------       -------------
TOTAL NET ASSETS                                    100.00%      $ 800,410,433
                                                ==========       =============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,952,261.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                            VALUE

COMMON STOCKS - 89.11%

AMUSEMENT & RECREATION SERVICES - 1.17%
   388,000   INTERNATIONAL GAME TECHNOLOGY<<                                       $14,716,840
                                                                                   -----------
APPAREL & ACCESSORY STORES - 2.76%
   418,000   ANN TAYLOR STORES CORPORATION+                                         15,603,940
   343,000   KOHL'S CORPORATION+                                                    19,153,120

                                                                                    34,757,060
                                                                                   -----------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.37%
   282,000   VF CORPORATION                                                         17,255,580
                                                                                   -----------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.21%
   379,000   ADVANCE AUTO PARTS INCORPORATED                                        15,243,380
                                                                                   -----------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.69%
   408,000   RYDER SYSTEM INCORPORATED                                              21,277,200
                                                                                   -----------
BUSINESS SERVICES - 4.85%
   500,000   AMDOCS LIMITED+<<                                                      18,600,000
   160,000   CHECKFREE CORPORATION+                                                  8,619,200
   405,000   CITRIX SYSTEMS INCORPORATED+                                           16,167,600
   475,000   COGNOS INCORPORATED+<<                                                 17,703,250

                                                                                    61,090,050
                                                                                   -----------
CHEMICALS & ALLIED PRODUCTS - 6.05%
   645,000   HUNTSMAN CORPORATION+                                                  12,674,250
   460,000   IMCLONE SYSTEMS INCORPORATED+                                          16,606,000
   467,000   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED<<                      16,499,110
   395,000   MEDIMMUNE INCORPORATED+<<                                              12,430,650
   262,000   SIGMA-ALDRICH CORPORATION                                              17,975,820

                                                                                    76,185,830
                                                                                   -----------
COMMUNICATIONS - 5.93%
 1,000,000   CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A+                20,270,000
   525,000   CLEAR CHANNEL COMMUNICATIONS INCORPORATED                              14,978,250
   917,000   DIRECTV GROUP INCORPORATED+                                            15,662,360
   275,000   IAC INTERACTIVECORP+<<                                                  7,939,250
   765,000   LIBERTY GLOBAL INCORPORATED CLASS A+                                   15,843,150

                                                                                    74,693,010
                                                                                   -----------
DEPOSITORY INSTITUTIONS - 3.76%
   243,000   CITY NATIONAL CORPORATION                                              17,729,280
   360,000   FIFTH THIRD BANCORP<<                                                  14,551,200
   329,600   MARSHALL & ILSLEY CORPORATION                                          15,069,312

                                                                                    47,349,792
                                                                                   -----------
EATING & DRINKING PLACES - 1.70%
   187,103   CHEESECAKE FACTORY INCORPORATED                                         5,872,228
   365,000   OSI RESTAURANT PARTNERS INCORPORATED                                   15,585,500

                                                                                    21,457,728
                                                                                   -----------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                              VALUE
ELECTRIC, GAS & SANITARY SERVICES - 1.27%
   363,000   REPUBLIC SERVICES INCORPORATED                                                         $ 15,975,630
                                                                                                    ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.08%
   458,000   ADVANCED MICRO DEVICES INCORPORATED+<<                                                   14,816,300
   807,800   ENERSYS+<<                                                                               11,325,356
   405,000   FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+<<                                     8,371,350
   415,000   LINEAR TECHNOLOGY CORPORATION                                                            14,732,500
   280,000   NETWORK APPLIANCE INCORPORATED+<<                                                        10,379,600
   755,000   SEMTECH CORPORATION+                                                                     14,156,250
   478,200   TESSERA TECHNOLOGIES INCORPORATED+                                                       15,335,874

                                                                                                      89,117,230
                                                                                                    ------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.31%
 1,775,000   BEARINGPOINT INCORPORATED+                                                               16,472,000
                                                                                                    ------------
FOOD & KINDRED PRODUCTS - 1.22%
   208,000   MOLSON COORS BREWING COMPANY<<                                                           15,362,880
                                                                                                    ------------
FOOD STORES - 1.25%
   775,000   KROGER COMPANY+<<                                                                        15,701,500
                                                                                                    ------------
GENERAL MERCHANDISE STORES - 1.25%
   905,000   DOLLAR GENERAL CORPORATION<<                                                             15,801,300
                                                                                                    ------------
HEALTH SERVICES - 2.24%
   352,000   EDWARDS LIFESCIENCES CORPORATION+<<                                                      15,642,880
   700,000   VALEANT PHARMACEUTICALS INTERNATIONAL                                                    12,530,000

                                                                                                      28,172,880
                                                                                                    ------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.78%
   581,705   RADIO SHACK CORPORATION                                                                   9,888,985
                                                                                                    ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.49%
   214,000   CARLISLE COMPANIES INCORPORATED                                                          18,083,000
   338,000   DOVER CORPORATION                                                                        16,815,500
   570,000   SEAGATE TECHNOLOGY<<                                                                     15,139,200
   452,000   SMITH INTERNATIONAL INCORPORATED<<                                                       19,087,960

                                                                                                      69,125,660
                                                                                                    ------------
INSURANCE AGENTS, BROKERS & SERVICE - 1.04%
   478,000   ARTHUR J. GALLAGHER & COMPANY<<                                                          13,116,320
                                                                                                    ------------
INSURANCE CARRIERS - 3.45%
   420,000   HCC INSURANCE HOLDINGS INCORPORATED<<                                                    14,065,800
   245,000   MBIA INCORPORATED                                                                        14,609,350
   350,000   RENAISSANCERE HOLDINGS LIMITED                                                           14,717,500

                                                                                                      43,392,650
                                                                                                    ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.52%
    81,400   AFFYMETRIX INCORPORATED+                                                                  2,332,110
   595,000   EASTMAN KODAK COMPANY                                                                    16,041,200
                                                                                                    ------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                             VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
   397,000   RESPIRONICS INCORPORATED+                                                              $14,538,140
   490,000   THERMO ELECTRON CORPORATION+                                                            18,884,600
   374,000   TRIMBLE NAVIGATION LIMITED+                                                             17,720,120

                                                                                                     69,516,170
                                                                                                    -----------
METAL MINING - 1.82%
   482,885   BARRICK GOLD CORPORATION<<                                                              14,718,335
   205,000   FALCONBRIDGE LIMITED                                                                     8,171,300

                                                                                                     22,889,635
                                                                                                    -----------
MISCELLANEOUS RETAIL - 2.91%
   434,000   MICHAELS STORES INCORPORATED                                                            16,418,220
   545,000   SPORTS AUTHORITY INCORPORATED+<<                                                        20,252,200

                                                                                                     36,670,420
                                                                                                    -----------
MOTION PICTURES - 2.58%
 1,780,000   LIBERTY MEDIA CORPORATION CLASS A+                                                      14,863,000
 1,030,000   NEWS CORPORATION CLASS A                                                                17,674,800

                                                                                                     32,537,800
                                                                                                    -----------
OIL & GAS EXTRACTION - 8.69%
   345,000   APACHE CORPORATION                                                                      24,512,250
   350,000   EOG RESOURCES INCORPORATED<<                                                            24,580,500
   410,000   NABORS INDUSTRIES LIMITED+<<                                                            15,305,300
   335,000   NOBLE CORPORATION                                                                       26,444,900
   420,000   ROWAN COMPANIES INCORPORATED+                                                           18,618,600

                                                                                                    109,461,550
                                                                                                    -----------
PAPER & ALLIED PRODUCTS - 0.70%
   360,000   PACTIV CORPORATION+                                                                      8,762,400
                                                                                                    -----------
PETROLEUM REFINING & RELATED INDUSTRIES - 1.21%
   227,241   CONOCOPHILLIPS<<                                                                        15,202,423
                                                                                                    -----------
PRIMARY METAL INDUSTRIES - 1.74%
   650,000   ALCOA INCORPORATED                                                                      21,957,000
                                                                                                    -----------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.19%
   405,000   DOW JONES & COMPANY INCORPORATED                                                        14,972,850
                                                                                                    -----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.21%
   200,000   MERRILL LYNCH & COMPANY INCORPORATED<<                                                  15,252,000
                                                                                                    -----------
TRANSPORTATION BY AIR - 1.04%
   505,000   CONTINENTAL AIRLINES INCORPORATED CLASS B+                                              13,150,200
                                                                                                    -----------
TRANSPORTATION EQUIPMENT - 1.33%
   303,000   AUTOLIV INCORPORATED                                                                    16,755,900
                                                                                                    -----------
TRANSPORTATION SERVICES - 1.08%
   730,000   EXPEDIA INCORPORATED+                                                                   13,614,500
                                                                                                    -----------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                            VALUE
WHOLESALE TRADE-DURABLE GOODS - 1.22%
   590,000    AVNET INCORPORATED+                                                                 $    15,428,500
                                                                                                  ---------------

TOTAL COMMON STOCKS (COST $793,186,712)                                                             1,122,324,853
                                                                                                  ---------------
INVESTMENT COMPANIES - 0.90%

STOCK FUNDS - 0.90%
    65,000    BIOTECH HOLDRS TRUST                                                                     11,342,500
                                                                                                  ---------------

TOTAL INVESTMENT COMPANIES (COST $6,029,990)                                                           11,342,500
                                                                                                  ---------------

CONTRACTS                                                       STRIKE PRICE   EXPIRATION DATE
OPTIONS - 0.02%
     1,600    CHECKFREE CORPORATION PUT                            $50.00        8/19/2006                304,000
                                                                                                  ---------------

TOTAL OPTIONS (PREMIUM PAID $596,800)                                                                     304,000
                                                                                                  ---------------
PREFERRED STOCKS - 1.85%
 1,187,300    ACTIVISION INCORPORATED+                                                                 16,847,787
    93,600    CARDINAL HEALTH MEDIUM TERM NOTE                                                          6,399,432

TOTAL PREFERRED STOCKS (COST $22,287,317)                                                              23,247,219
                                                                                                  ---------------
COLLATERAL FOR SECURITIES LENDING - 12.47%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.45%
 5,609,823    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                   5,609,823
                                                                                                  ---------------

PRINCIPAL                                                      INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 12.02%
$   427,801   AMERICAN GENERAL FINANCE CORPORATION+/-++            4.93%         05/15/2007               427,981
    178,108   APRECO LLC                                           4.60          05/15/2006               177,771
    389,822   APRECO LLC++                                         4.92          06/15/2006               387,409
  3,517,475   AQUIFER FUNDING LIMITED                              4.80          05/03/2006             3,516,526
  1,188,336   AQUIFER FUNDING LIMITED++                            4.80          05/04/2006             1,187,861
  1,188,336   AQUINAS FUNDING LLC++                                5.04          06/23/2006             1,179,661
  2,428,864   ATLANTIC ASSET SECURITIZATION CORPORATION            4.86          05/11/2006             2,425,585
  2,376,672   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-      4.81          11/03/2006             2,376,672
  1,188,336   ATLAS CAPITAL FUNDING CORPORATION+/-                 4.94          10/20/2006             1,188,336
    570,401   ATLAS CAPITAL FUNDING CORPORATION++                  4.60          05/15/2006               569,323
  1,188,336   ATLAS CAPITAL FUNDING CORPORATION+/-                 4.93          12/22/2006             1,188,336
  1,188,336   ATLAS CAPITAL FUNDING CORPORATION+/-                 4.98          04/25/2007             1,188,336
     77,907   ATOMIUM FUNDING CORPORATION                          4.81          05/03/2006                77,886
  4,527,704   ATOMIUM FUNDING CORPORATION                          4.81          05/04/2006             4,525,893
    957,751   ATOMIUM FUNDING CORPORATION++                        4.83          05/05/2006               957,244
    578,102   ATOMIUM FUNDING CORPORATION++                        5.00          06/12/2006               574,766
  2,852,007   BASF AG ADR                                          4.81          05/04/2006             2,850,866
  1,426,003   BEAR STEARNS & COMPANY+/-                            4.93          10/04/2006             1,426,003
  2,435,049   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $2,435,382)                          4.92          05/01/2006             2,435,049
    164,894   BETA FINANCE INCORPORATED SERIES MTN+/-++            4.91          06/02/2006               164,903
 26,143,397   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $26,146,977)                         4.93          05/01/2006            26,143,397
  1,582,721   BUCKINGHAM CDO LLC++                                 4.96          05/23/2006             1,577,957

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                            INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 2,376,672    BUCKINGHAM CDO LLC++                                         5.08%         07/24/2006    $ 2,349,056
  2,861,371    BUCKINGHAM II CDO LLC++                                      4.86          05/08/2006      2,858,710
    332,734    BUCKINGHAM II CDO LLC++                                      4.95          05/24/2006        331,686
    617,935    CAIRN HIGH GRADE FUNDING I++                                 4.76          05/10/2006        617,181
  1,188,336    CAIRN HIGH GRADE FUNDING I                                   4.81          05/02/2006      1,188,182
    950,669    CAIRN HIGH GRADE FUNDING I                                   4.83          05/08/2006        949,785
    808,069    CAIRN HIGH GRADE FUNDING I                                   4.93          05/18/2006        806,202
    655,962    CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.68          05/08/2006        655,352
    211,381    CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.69          05/10/2006        211,123
    950,669    CEDAR SPRINGS CAPITAL COMPANY LLC                            4.70          05/12/2006        949,253
    490,688    CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.80          05/05/2006        490,428
  1,530,054    CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.83          05/09/2006      1,528,402
    475,334    CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.89          06/07/2006        472,915
  1,265,103    CEDAR SPRINGS CAPITAL COMPANY LLC                            4.90          06/12/2006      1,257,803
  1,488,748    CEDAR SPRINGS CAPITAL COMPANY LLC                            4.99          06/21/2006      1,478,282
    689,235    CEDAR SPRINGS CAPITAL COMPANY LLC                            5.01          06/05/2006        685,920
  2,376,672    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                   4.83          05/12/2006      2,373,131
  1,192,995    CONCORD MINUTEMEN CAPITAL COMPANY SERIES A                   4.85          05/11/2006      1,191,384
  3,327,341    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++              4.85          05/14/2006      3,327,341
  3,075,414    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED             5.00          05/25/2006      3,065,296
  1,473,537    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-           4.92          05/04/2006      1,473,449
  1,188,336    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                 4.71          11/15/2006      1,188,455
    617,935    DEER VALLEY FUNDING LLC++                                    4.78          05/03/2006        617,768
  1,806,271    DEER VALLEY FUNDING LLC                                      4.84          05/08/2006      1,804,591
     93,023    DEER VALLEY FUNDING LLC++                                    4.89          05/15/2006         92,847
    759,775    DEER VALLEY FUNDING LLC++                                    4.92          05/16/2006        758,232
  5,912,989    DEUTSCHE BANK REPURCHASE AGREEMENT
               (MATURITY VALUE $5,913,781)                                  4.82          05/01/2006      5,912,989
     76,054    EDISON ASSET SECURITIZATION LLC                              4.84          05/15/2006         75,910
     95,067    EIFFEL FUNDING LLC                                           4.80          05/01/2006         95,067
  1,712,202    EUREKA SECURITIZATION INCORPORATED                           4.86          05/16/2006      1,708,727
  2,852,007    GEMINI SECURITIZATION INCORPORATED                           4.79          05/01/2006      2,852,007
     71,300    GEMINI SECURITIZATION INCORPORATED++                         4.88          05/24/2006         71,076
  2,137,817    GEORGE STREET FINANCE LLC                                    4.80          05/02/2006      2,137,539
  1,140,803    GOLDMAN SACHS GROUP INCORPORATED+/-                          4.97          06/30/2006      1,140,803
     95,067    HARRIER FINANCE FUNDING LLC+/-++                             4.98          05/15/2007         95,088
    166,367    HBOS TREASURY SERVICES PLC+/-++                              5.12          01/12/2007        166,533
    760,535    ING USA ANNUITY & LIFE INSURANCE+/-                          5.03          06/06/2006        760,535
     61,793    K2 USA LLC                                                   4.61          05/02/2006         61,785
    219,842    K2 USA LLC SERIES MTN+/-                                     4.90          07/24/2006        219,886
    713,002    KAUPTHING BANK HF+/-++                                       4.98          03/20/2007        711,918
    190,134    KLIO II FUNDING CORPORATION++                                4.96          06/30/2006        188,561
  1,588,996    KLIO III FUNDING CORPORATION++                               4.93          05/22/2006      1,584,451
  2,284,838    KLIO III FUNDING CORPORATION++                               4.96          06/30/2006      2,265,942
     47,533    LEXINGTON PARKER CAPITAL CORPORATION                         4.60          05/02/2006         47,527
    180,437    LEXINGTON PARKER CAPITAL CORPORATION                         4.68          05/10/2006        180,217
  7,618,233    LEXINGTON PARKER CAPITAL CORPORATION                         4.85          05/05/2006      7,614,196
     80,807    LEXINGTON PARKER CAPITAL CORPORATION                         4.96          06/20/2006         80,250

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

  COMMON STOCK FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                            INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 1,188,336    LIBERTY LIGHT US CAPITAL SERIES MTN+/-++                     4.84%         05/26/2006    $ 1,188,360
     95,067    LINKS FINANCE LLC SERIES MTN1+/-++                           4.82          09/12/2006         95,067
    713,002    LIQUID FUNDING LIMITED+/-++                                  4.79          12/01/2006        713,002
  1,093,269    LIQUID FUNDING LIMITED+/-++                                  4.88          08/14/2006      1,093,269
    285,201    LIQUID FUNDING LIMITED SERIES MTN+/-++                       4.85          02/20/2007        285,206
    475,334    MBIA GLOBAL FUNDING LLC+/-++                                 4.92          02/20/2007        475,306
  2,388,556    MERRILL LYNCH & COMPANY SERIES MTN+/-                        5.28          10/27/2006      2,390,467
  1,426,003    MORGAN STANLEY+/-                                            4.94          10/10/2006      1,426,003
    219,842    MORGAN STANLEY SERIES EXL+/-                                 4.93          08/13/2010        219,895
  1,074,256    MORTGAGE INTEREST NET TRUST                                  4.76          05/03/2006      1,073,966
     47,533    NATIONWIDE BUILDING SOC+/-++                                 5.20          07/21/2006         47,550
    211,904    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                    4.91          06/26/2006        210,268
     76,291    NORDEA NORTH AMERICA INCORPORATED                            4.80          05/03/2006         76,271
    152,107    NORDEA NORTH AMERICA INCORPORATED                            4.81          05/09/2006        151,943
     90,314    NORDEA NORTH AMERICA INCORPORATED                            4.87          05/15/2006         90,143
    142,363    NORTH SEA FUNDING LLC++                                      5.00          06/26/2006        141,264
  2,376,672    NORTHERN ROCK PLC+/-++                                       4.83          02/05/2007      2,376,791
    192,273    RACERS TRUST 2004-6-MM+/-++                                  4.95          05/22/2006        192,300
    895,863    REGENCY MARKETS LLC++                                        5.06          07/20/2006        885,946
     47,533    SCALDIS CAPITAL LIMITED++                                    4.91          06/15/2006         47,239
  2,371,681    SEDNA FINANCE INCORPORATED++                                 4.86          05/02/2006      2,371,373
    950,669    SLM CORPORATION+/-                                           4.86          05/04/2007        950,431
    380,268    SWEDBANK (FORENINGS SPARBANKEN)                              4.81          05/09/2006        379,857
    237,667    SWEDISH NATIONAL HOUSING FINANCE (SBAB)                      5.06          07/18/2006        235,103
    190,134    TANGO FINANCE CORPORATION++                                  4.94          06/21/2006        188,797
    549,629    TANGO FINANCE CORPORATION SERIES MTN+/-++                    4.90          10/25/2006        549,811
  1,436,889    THUNDER BAY FUNDING INCORPORATED++                           5.00          06/16/2006      1,427,779
  1,692,856    TIERRA ALTA FUNDING I LIMITED++                              4.82          05/10/2006      1,690,791
  2,449,969    TIERRA ALTA FUNDING I LIMITED++                              4.83          05/11/2006      2,446,662
    274,791    TRAVELLERS INSURANCE COMPANY+/-                              4.92          02/09/2007        274,785
  1,188,336    UNICREDITO ITALIANO SERIES LIB+/-                            4.86          03/09/2007      1,188,312
  1,806,271    US BANK NA SERIES BKNT+/-                                    5.13          07/28/2006      1,806,361
    142,600    VERSAILLES CDS LLC                                           4.87          05/15/2006        142,331
  1,188,336    VERSAILLES CDS LLC                                           4.99          06/20/2006      1,180,149
     47,533    VERSAILLES CDS LLC++                                         5.00          06/21/2006         47,199
    502,048    VERSAILLES CDS LLC++                                         5.04          06/28/2006        498,037
    475,335    WHISTLEJACKET CAPITAL LIMITED+/-++                           4.80          06/09/2006        475,335
    237,667    WHISTLEJACKET CAPITAL LIMITED++                              4.91          05/15/2006        237,218
    767,903    WHISTLEJACKET CAPITAL LIMITED++                              5.02          06/26/2006        761,975
    237,667    WHITE PINE FINANCE LLC++                                     4.80          05/05/2006        237,541
    194,032    WHITE PINE FINANCE LLC++                                     4.83          05/25/2006        193,393
  1,188,336    WHITE PINE FINANCE LLC+/-++                                  4.85          07/17/2006      1,188,336
    146,023    WHITE PINE FINANCE LLC++                                     4.91          06/20/2006        145,017
  1,254,360    WHITE PINE FINANCE LLC++                                     4.92          06/22/2006      1,245,379
  1,140,803    WHITE PINE FINANCE LLC SERIES MTN1+/-++                      4.84          06/12/2006      1,140,848

                                                                                                        151,424,618
                                                                                                        -----------

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $157,034,441)                                           157,034,441
                                                                                                        -----------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   COMMON STOCK FUND
--------------------------------------------------------------------------------

SHARES      SECURITY NAME                                                                                    VALUE
SHORT-TERM INVESTMENTS - 9.54%
120,117,078 WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                  $   120,117,078
                                                                                                        ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $120,117,078)                                                            120,117,078
                                                                                                        ---------------
Total Investments in Securities
(Cost $1,099,252,338)*                  113.89%                                                         $ 1,434,370,091
OTHER ASSETS AND LIABILITIES, NET       (13.89)                                                            (174,880,823)
                                        ------                                                          ---------------

TOTAL NET ASSETS                        100.00%                                                         $ 1,259,489,268
                                        ======                                                          ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $14,311,200. THE TOTAL COLLATERAL RECEIVED REPRESENTS 104% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $120,117,078.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                            STRIKE PRICE   EXPIRATION DATE
WRITTEN OPTIONS - (0.11%)
    (1,600)     CHECKFREE CORPORATION CALL                              $50.00         08/19/2006      (1,040,000)
      (450)     CITRIX SYSTEMS INCORPORATED CALL                         35.00         09/16/2006        (297,000)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(1,154,114))                                                 (1,337,000)
                                                                                                       ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

COMMON STOCKS - 98.15%

AMUSEMENT & RECREATION SERVICES - 2.44%
     41,800  HARRAH'S ENTERTAINMENT INCORPORATED                 $    3,412,552
     47,100  WARNER MUSIC GROUP CORPORATION                           1,246,266

                                                                      4,658,818
                                                                 --------------

APPAREL & ACCESSORY STORES - 0.96%
     30,100  ABERCROMBIE & FITCH COMPANY CLASS A                      1,827,973
                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.64%
    101,700  WRIGHT EXPRESS CORPORATION+                              3,131,343
                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
BUILDERS - 1.46%
     49,400  PULTE HOMES INCORPORATED                                 1,845,090
     14,100  WALTER INDUSTRIES INCORPORATED<<                           935,253

                                                                      2,780,343
                                                                 --------------

BUSINESS SERVICES - 17.85%
     87,700  ALLIANCE DATA SYSTEMS CORPORATION+                       4,823,500
     28,400  AQUANTIVE INCORPORATED+<<                                  711,704
     49,600  AUTODESK INCORPORATED                                    2,085,184
     18,900  CHECKFREE CORPORATION+                                   1,018,143
     66,702  COGENT INCORPORATED+<<                                   1,091,245
     25,300  DST SYSTEMS INCORPORATED+<<                              1,556,456
     35,900  F5 NETWORKS INCORPORATED+                                2,102,304
     43,100  GETTY IMAGES INCORPORATED+                               2,758,831
         24  INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                 230
     66,900  MONSTER WORLDWIDE INCORPORATED+                          3,840,060
     23,000  NAVTEQ CORPORATION                                         954,960
    254,812  QUEST SOFTWARE INCORPORATED+                             4,385,314
    342,049  VALUECLICK INCORPORATED+<<                               5,763,526
     90,700  YAHOO! INCORPORATED+<<                                   2,973,146

                                                                     34,064,603
                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 6.57%
     42,473  ADAMS RESPIRATORY THERAPEUTICS INCORPORATED+             1,821,667
    120,300  ALKERMES INCORPORATED+<<                                 2,582,841
     30,600  BARR PHARMACEUTICALS INCORPORATED+<<                     1,852,830
     35,300  GENZYME CORPORATION+                                     2,158,948
     28,700  INVITROGEN CORPORATION+<<                                1,894,487
     38,800  NEUROCRINE BIOSCIENCES INCORPORATED+                     2,225,568

                                                                     12,536,341
                                                                 --------------

COMMUNICATIONS - 6.93%
     68,065  NEUSTAR INCORPORATED CLASS A+<<                          2,389,081
    126,974  NII HOLDINGS INCORPORATED+<<                             7,605,743
     69,500  WEST CORPORATION+                                        3,219,240

                                                                     13,214,064
                                                                 --------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

DEPOSITORY INSTITUTIONS - 0.70%
     26,200  SVB FINANCIAL GROUP+                                $    1,330,174
                                                                 --------------

EATING & DRINKING PLACES - 0.59%
     33,300  SONIC CORPORATION+                                       1,129,203
                                                                 --------------

EDUCATIONAL SERVICES - 2.50%
     27,000  APOLLO GROUP INCORPORATED CLASS A+                       1,475,280
     65,700  LAUREATE EDUCATION INCORPORATED+                         3,290,913

                                                                      4,766,193
                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
EXCEPT COMPUTER EQUIPMENT - 7.27%
     32,500  BROADCOM CORPORATION CLASS A+                            1,336,075
     10,900  COOPER INDUSTRIES LIMITED CLASS A                          996,805
    271,400  INTEGRATED DEVICE TECHNOLOGY INCORPORATED+               4,130,708
     15,900  L-3 COMMUNICATIONS HOLDINGS INCORPORATED                 1,299,030
     60,432  LINEAR TECHNOLOGY CORPORATION                            2,145,336
     58,400  MAXIM INTEGRATED PRODUCTS INCORPORATED                   2,059,184
     69,800  MICROSEMI CORPORATION+                                   1,906,936

                                                                     13,874,074
                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 6.05%
     38,201  ADVISORY BOARD COMPANY+                                  2,143,840
     52,200  AMYLIN PHARMACEUTICALS INCORPORATED+<<                   2,273,310
     36,900  GEN-PROBE INCORPORATED+                                  1,973,043
    191,829  RESOURCES CONNECTION INCORPORATED+<<                     5,160,200

                                                                     11,550,393
                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT - 1.20%
     54,400  CRANE COMPANY                                            2,298,400
                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.52%
     40,000  CONSTELLATION BRANDS INCORPORATED CLASS A+                 988,000
                                                                 --------------

HEALTH SERVICES - 2.39%
    109,200  NEKTAR THERAPEUTICS+<<                                   2,348,892
     46,800  SHIRE PHARMACEUTICALS GROUP PLC ADR<<                    2,216,448

                                                                      4,565,340
                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.93%
    199,700  HILTON HOTELS CORPORATION                                5,379,918
     27,504  STATION CASINOS INCORPORATED                             2,120,008

                                                                      7,499,926
                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.56%
     40,100  GAMESTOP CORPORATION CLASS A+<<                          1,892,720
     59,100  TEREX CORPORATION+                                       5,115,105
     48,500  TIMKEN COMPANY                                           1,692,650

                                                                      8,700,475
                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

LEATHER & LEATHER PRODUCTS - 1.37%
     79,300  COACH INCORPORATED+                                 $    2,618,486
                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 5.37%
     61,700  ADVANCED MEDICAL OPTICS INCORPORATED+<<                  2,875,220
     29,600  C.R. BARD INCORPORATED                                   2,204,016
     60,600  KYPHON INCORPORATED+<<                                   2,517,930
     17,100  ROCKWELL AUTOMATION INCORPORATED                         1,239,066
     35,700  ST. JUDE MEDICAL INCORPORATED+                           1,409,436

                                                                     10,245,668
                                                                 --------------

MEDICAL MANAGEMENT SERVICES - 1.76%
     67,600  COVENTRY HEALTH CARE INCORPORATED+                       3,357,692
                                                                 --------------

MEMBERSHIP ORGANIZATIONS - 0.91%
     48,400  HORNBECK OFFSHORE+                                       1,738,044
                                                                 --------------

MOTION PICTURES - 0.46%
     32,700  DREAMWORKS ANIMATION SKG INCORPORATED+                     886,170
                                                                 --------------

OIL & GAS EXTRACTION - 3.73%
     48,000  CHESAPEAKE ENERGY CORPORATION<<                          1,520,640
     29,800  ENSCO INTERNATIONAL INCORPORATED                         1,594,002
    111,800  PETROHAWK ENERGY CORPORATION+                            1,406,444
     42,750  RANGE RESOURCES CORPORATION                              1,134,158
     34,466  XTO ENERGY INCORPORATED                                  1,459,635

                                                                      7,114,879
                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.51%
     52,200  E.W. SCRIPPS COMPANY CLASS A                             2,405,376
     87,000  HARTE HANKS INCORPORATED                                 2,375,100

                                                                      4,780,476
                                                                 --------------

REAL ESTATE - 1.33%
     28,210  CB RICHARD ELLIS GROUP INCORPORATED CLASS A+             2,479,377
      2,054  HUGOTON ROYALTY TRUST                                       56,798

                                                                      2,536,175
                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.18%
     81,400  E*TRADE FINANCIAL CORPORATION+                           2,025,232
     29,600  INVESTMENT TECHNOLOGY GROUP INCORPORATED+                1,568,504
     37,200  JEFFERIES GROUP INCORPORATED                             2,471,940

                                                                      6,065,676
                                                                 --------------

THEATERS & ENTERTAINMENT - 1.00%
     90,600  REGAL ENTERTAINMENT GROUP CLASS A<<                      1,904,412
                                                                 --------------

TRANSPORTATION EQUIPMENT - 4.50%
     48,900  ITT INDUSTRIES INCORPORATED                              2,749,647
     51,200  OSHKOSH TRUCK CORPORATION                                3,133,440
     30,100  TEXTRON INCORPORATED                                     2,707,495

                                                                      8,590,582
                                                                 --------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                           VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 0.98%
     59,200  ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                        $    1,861,840
                                                                                                --------------

WHOLESALE TRADE-DURABLE GOODS - 3.49%
     80,600  CYTYC CORPORATION+                                                                      2,083,510
     18,000  W.W. GRAINGER INCORPORATED                                                              1,384,560
     42,424  WESCO INTERNATIONAL INCORPORATED+                                                       3,181,800

                                                                                                     6,649,870
                                                                                                --------------

TOTAL COMMON STOCKS (COST $159,028,389)                                                            187,265,633
                                                                                                --------------

COLLATERAL FOR SECURITIES LENDING - 17.34%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.62%
  1,181,706  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                  1,181,706
                                                                                                --------------

PRINCIPAL                                                         INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 16.72%
$    90,116   AMERICAN GENERAL FINANCE CORPORATION+/-++                4.93%        05/15/2007          90,154
     37,518   APRECO LLC                                               4.60         05/15/2006          37,447
     82,116   APRECO LLC++                                             4.92         06/15/2006          81,607
    740,954   AQUIFER FUNDING LIMITED                                  4.80         05/03/2006         740,754
    250,322   AQUIFER FUNDING LIMITED++                                4.80         05/04/2006         250,222
    250,322   AQUINAS FUNDING LLC++                                    5.04         06/23/2006         248,495
    511,639   ATLANTIC ASSET SECURITIZATION CORPORATION++              4.86         05/11/2006         510,948
    500,645   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-          4.81         11/03/2006         500,645
    120,155   ATLAS CAPITAL FUNDING CORPORATION ++                     4.60         05/15/2006         119,928
    250,322   ATLAS CAPITAL FUNDING CORPORATION+/-                     4.93         12/22/2006         250,322
    250,322   ATLAS CAPITAL FUNDING CORPORATION+/-                     4.94         10/20/2006         250,322
    250,322   ATLAS CAPITAL FUNDING CORPORATION+/-                     4.98         04/25/2007         250,322
     16,411   ATOMIUM FUNDING CORPORATION                              4.81         05/03/2006          16,407
    953,758   ATOMIUM FUNDING CORPORATION                              4.81         05/04/2006         953,377
    201,750   ATOMIUM FUNDING CORPORATION++                            4.83         05/05/2006         201,643
    121,777   ATOMIUM FUNDING CORPORATION++                            5.00         06/12/2006         121,074
    600,774   BASF AG ADR                                              4.81         05/04/2006         600,533
    300,387   BEAR STEARNS & COMPANY+/-                                4.93         10/04/2006         300,387
    512,942   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $513,012)                                4.92         05/01/2006         512,942
     34,735   BETA FINANCE INCORPORATED SERIES MTN+/-++                4.91         06/02/2006          34,737
  5,507,092   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $5,507,846)                              4.93         05/01/2006       5,507,092
    333,399   BUCKINGHAM CDO LLC++                                     4.96         05/23/2006         332,396
    500,645   BUCKINGHAM CDO LLC++                                     5.08         07/24/2006         494,827
    602,746   BUCKINGHAM II CDO LLC++                                  4.86         05/08/2006         602,186
     70,090   BUCKINGHAM II CDO LLC++                                  4.95         05/24/2006          69,869
    130,168   CAIRN HIGH GRADE FUNDING I++                             4.76         05/10/2006         130,009
    250,322   CAIRN HIGH GRADE FUNDING I                               4.81         05/02/2006         250,290
    200,258   CAIRN HIGH GRADE FUNDING I                               4.83         05/08/2006         200,072
    170,219   CAIRN HIGH GRADE FUNDING I                               4.93         05/18/2006         169,826
    138,178   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.68         05/08/2006         138,049

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    44,527   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.69%        05/10/2006    $     44,473
    200,258   CEDAR SPRINGS CAPITAL COMPANY LLC                        4.70         05/12/2006         199,960
    103,363   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.80         05/05/2006         103,308
    322,305   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.83         05/09/2006         321,957
    100,129   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.89         06/07/2006          99,619
    266,493   CEDAR SPRINGS CAPITAL COMPANY LLC                        4.90         06/12/2006         264,956
    313,604   CEDAR SPRINGS CAPITAL COMPANY LLC                        4.99         06/21/2006         311,399
    145,187   CEDAR SPRINGS CAPITAL COMPANY LLC                        5.01         06/05/2006         144,489
    500,645   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A               4.83         05/12/2006         499,899
    251,304   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A               4.85         05/11/2006         250,964
    700,903   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++          4.85         05/14/2006         700,903
    647,834   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED         5.00         05/25/2006         645,703
    310,400   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-       4.92         05/04/2006         310,381
    250,322   CULLINAN FINANCE CORPORATION SERIES MTN+/-++             4.71         11/15/2006         250,347
    130,168   DEER VALLEY FUNDING LLC++                                4.78         05/03/2006         130,133
    380,490   DEER VALLEY FUNDING LLC                                  4.84         05/08/2006         380,136
    19,595    DEER VALLEY FUNDING LLC++                                4.89         05/15/2006          19,558
    160,046   DEER VALLEY FUNDING LLC++                                4.92         05/16/2006         159,721
  1,245,568   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $1,245,734)                              4.82         05/01/2006       1,245,568
     16,021   EDISON ASSET SECURITIZATION LLC                          4.84         05/15/2006          15,990
     20,026   EIFFEL FUNDING LLC                                       4.80         05/01/2006          20,026
    360,675   EUREKA SECURITIZATION INCORPORATED                       4.86         05/16/2006         359,942
    600,774   GEMINI SECURITIZATION INCORPORATED                       4.79         05/01/2006         600,774
     15,019   GEMINI SECURITIZATION INCORPORATED++                     4.88         05/24/2006          14,972
    450,330   GEORGE STREET FINANCE LLC                                4.80         05/02/2006         450,271
    240,309   GOLDMAN SACHS GROUP INCORPORATED+/-                      4.97         06/30/2006         240,310
     20,026   HARRIER FINANCE FUNDING LLC+/-++                         4.98         05/15/2007          20,030
     35,045   HBOS TREASURY SERVICES PLC+/-++                          5.12         01/12/2007          35,080
    160,206   ING USA ANNUITY & LIFE INSURANCE+/-                      5.03         06/06/2006         160,206
     13,017   K2 USA LLC                                               4.61         05/02/2006          13,015
     46,310   K2 USA LLC SERIES MTN+/-++                               4.90         07/24/2006          46,319
    150,193   KAUPTHING BANK HF+/-++                                   4.98         03/20/2007         149,965
     40,052   KLIO II FUNDING CORPORATION++                            4.96         06/30/2006          39,720
    334,721   KLIO III FUNDING CORPORATION++                           4.93         05/22/2006         333,764
    481,300   KLIO III FUNDING CORPORATION++                           4.96         06/30/2006         477,320
     10,013   LEXINGTON PARKER CAPITAL CORPORATION                     4.60         05/02/2006          10,012
     38,009   LEXINGTON PARKER CAPITAL CORPORATION                     4.68         05/10/2006          37,963
  1,604,777   LEXINGTON PARKER CAPITAL CORPORATION                     4.85         05/05/2006       1,603,926
     17,022   LEXINGTON PARKER CAPITAL CORPORATION                     4.96         06/20/2006          16,905
    250,322   LIBERTY LIGHT US CAPITAL SERIES MTN+/-++                 4.84         05/26/2006         250,327
    20,026    LINKS FINANCE LLC SERIES MTN1+/-++                       4.82         09/12/2006          20,026
    150,193   LIQUID FUNDING LIMITED+/-++                              4.79         12/01/2006         150,193
    230,297   LIQUID FUNDING LIMITED+/-++                              4.88         08/14/2006         230,297
     60,077   LIQUID FUNDING LIMITED SERIES MTN+/-++                   4.85         02/20/2007          60,079
    100,129   MBIA GLOBAL FUNDING LLC+/-++                             4.92         02/20/2007         100,123
    503,148   MERRILL LYNCH & COMPANY SERIES MTN+/-                    5.28         10/27/2006         503,551

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                        INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   300,387  MORGAN STANLEY+/-                                         4.94%        10/10/2006    $    300,387
     46,310  MORGAN STANLEY SERIES EXL+/-                              4.93         08/13/2010          46,321
    226,291  MORTGAGE INTEREST NET TRUST                               4.76         05/03/2006         226,230
     10,013  NATIONWIDE BUILDING SOC+/-++                              5.20         07/21/2006          10,016
     44,637  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                 4.91         06/26/2006          44,293
     16,071  NORDEA NORTH AMERICA INCORPORATED                         4.80         05/03/2006          16,066
     32,041  NORDEA NORTH AMERICA INCORPORATED                         4.81         05/09/2006          32,007
     19,025  NORDEA NORTH AMERICA INCORPORATED                         4.87         05/15/2006          18,989
     29,989  NORTH SEA FUNDING LLC++                                   5.00         06/26/2006          29,757
    500,645  NORTHERN ROCK PLC+/-++                                    4.83         02/05/2007         500,670
     40,502  RACERS TRUST 2004+/-++                                    4.95         05/22/2006          40,508
    188,713  REGENCY MARKETS LLC++                                     5.06         07/20/2006         186,624
     10,013  SCALDIS CAPITAL LIMITED++                                 4.91         06/15/2006           9,951
    499,593  SEDNA FINANCE INCORPORATED++                              4.86         05/02/2006         499,528
    200,258  SLM CORPORATION+/-                                        4.86         05/04/2007         200,208
     80,103  SWEDBANK (FORENINGS SPARBANKEN)                           4.81         05/09/2006          80,017
     50,064  SWEDISH NATIONAL HOUSING FINANCE (SBAB)                   5.06         07/18/2006          49,524
     40,052  TANGO FINANCE CORPORATION++                               4.94         06/21/2006          39,770
    115,779  TANGO FINANCE CORPORATION SERIES MTN+/-++                 4.90         10/25/2006         115,817
    302,680  THUNDER BAY FUNDING INCORPORATED++                        5.00         06/16/2006         300,761
    356,599  TIERRA ALTA FUNDING I LIMITED++                           4.82         05/10/2006         356,164
    516,085  TIERRA ALTA FUNDING I LIMITED++                           4.83         05/11/2006         515,388
     57,885  TRAVELERS INSURANCE COMPANY+/-                            4.92         02/09/2007          57,883
    250,322  UNICREDITO ITALIANO SERIES LIB+/-                         4.86         03/09/2007         250,317
    380,490  US BANK NA SERIES BKNT+/-                                 5.13         07/28/2006         380,509
     30,039  VERSAILLES CDS LLC                                        4.87         05/15/2006          29,982
    250,322  VERSAILLES CDS LLC                                        4.99         06/20/2006         248,598
     10,013  VERSAILLES CDS LLC++                                      5.00         06/21/2006           9,943
    105,756  VERSAILLES CDS LLC++                                      5.04         06/28/2006         104,911
    100,129  WHISTLEJACKET CAPITAL LIMITED+/-++                        4.80         06/09/2006         100,129
     50,064  WHISTLEJACKET CAPITAL LIMITED++                           4.91         05/15/2006          49,970
    161,758  WHISTLEJACKET CAPITAL LIMITED++                           5.02         06/26/2006         160,510
     50,064  WHITE PINE FINANCE LLC++                                  4.80         05/05/2006          50,038
     40,873  WHITE PINE FINANCE LLC++                                  4.83         05/25/2006          40,738
    250,322  WHITE PINE FINANCE LLC+/-++                               4.85         07/17/2006         250,322
     30,760  WHITE PINE FINANCE LLC++                                  4.91         06/20/2006          30,548
    264,230  WHITE PINE FINANCE LLC++                                  4.92         06/22/2006         262,338
    240,309  WHITE PINE FINANCE LLC SERIES MTN1+/-++                   4.84         06/12/2006         240,319

                                                                                                    31,897,513
                                                                                                  ------------

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $33,079,219)                                        33,079,219
                                                                                                  ------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

RIGHTS - 0.00%
     31,200  SEAGATE TECHNOLOGY RIGHTS+(A)                                    0

TOTAL RIGHTS (COST $0)                                                        0
                                                                 --------------

SHORT-TERM INVESTMENTS - 1.33%
  2,530,557  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@          $    2,530,557
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,530,557)                        2,530,557
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $194,638,165)*                          116.82%            $  222,875,409
OTHER ASSETS AND LIABILITIES, NET             (16.82)               (32,084,112)
                                              ------             --------------

TOTAL NET ASSETS                              100.00%            $  190,791,297
                                              ------             --------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $3,548,000. THE TOTAL COLLATERAL RECEIVED REPRESENTS 103% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY MONEY MARKET FUND. THE FUND DOES NOT PURPOSES IN A WELLS FARGO ADVANTAGE PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,530,557.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                               VALUE

COMMON STOCKS - 99.02%

AMUSEMENT & RECREATION SERVICES - 1.25%
  78,500   PINNACLE ENTERTAINMENT+                                  $  2,143,050
  51,100   WMS INDUSTRIES INCORPORATED+                                1,596,875

                                                                       3,739,925
                                                                    ------------
APPAREL & ACCESSORY STORES - 1.66%
  73,000   AEROPOSTALE INCORPORATED+                                   2,241,830
 142,300   CASUAL MALE RETAIL GROUP INCORPORATED+<<                    1,340,466
  99,698   CHARMING SHOPPES INCORPORATED+                              1,370,848

                                                                       4,953,144
                                                                    ------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
MATERIALS - 0.52%
 114,429   QUIKSILVER INCORPORATED+<<                                  1,564,244
                                                                    ------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.71%
 165,571   WRIGHT EXPRESS CORPORATION+                                 5,097,931
                                                                    ------------
BUSINESS SERVICES - 23.88%
  44,100   AQUANTIVE INCORPORATED+<<                                   1,105,146
 104,041   COGENT INCORPORATED+<<                                      1,702,111
 127,200   EPICOR SOFTWARE CORPORATION+                                1,542,936
  91,432   GEVITY HR INCORPORATED                                      2,348,888
 159,100   GLOBAL CASH ACCESS INCORPORATED+                            3,100,859
 100,175   HUDSON HIGHLAND GROUP INCORPORATED+                         2,018,526
 152,833   HYPERCOM CORPORATION+                                       1,387,724
      54   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                    517
  76,901   JUPITERMEDIA CORPORATION+<<                                 1,354,996
 167,400   LABOR READY INCORPORATED+                                   4,424,382
 101,657   MARCHEX INCORPORATED CLASS B+<<                             2,212,056
  64,333   OPEN SOLUTIONS INCORPORATED+<<                              1,751,144
 149,924   PEOPLESUPPORT INCORPORATED+                                 1,610,933
 140,198   PLANETOUT INCORPORATED+<<                                   1,309,449
 385,089   QUEST SOFTWARE INCORPORATED+                                6,627,382
  70,465   SAFENET INCORPORATED+<<                                     1,415,642
 321,259   SECURE COMPUTING CORPORATION+                               3,453,534
 130,961   SI INTERNATIONAL INCORPORATED+                              4,461,841
 506,200   SKILLSOFT PLC ADR+                                          2,763,852
 173,482   TALEO CORPORATION CLASS A+                                  2,277,819
 114,200   TRANSACTION SYSTEMS ARCHITECTS INCORPORATED CLASS A+        4,561,148
 524,990   VALUECLICK INCORPORATED+<<                                  8,846,082
  96,565   VENTIV HEALTH INCORPORATED+                                 2,900,813
 232,332   WEBEX COMMUNICATIONS INCORPORATED+<<                        8,212,936

                                                                      71,390,716
                                                                    ------------
CHEMICALS & ALLIED PRODUCTS - 7.22%
  65,293   ADAMS RESPIRATORY THERAPEUTICS INCORPORATED+                2,800,417
 188,517   ALKERMES INCORPORATED+<<                                    4,047,460
 161,100   FIRST HORIZON PHARMACEUTICAL CORPORATION+<<                 3,587,697
 114,800   MGI PHARMA INCORPORATED+                                    2,144,464

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                               VALUE

CHEMICALS & ALLIED PRODUCTS (CONTINUED)
  50,035   NEUROCRINE BIOSCIENCES INCORPORATED+                     $  2,870,008
 138,165   ONYX PHARMACEUTICALS INCORPORATED+<<                        3,226,153
  98,000   PAREXEL INTERNATIONAL CORPORATION+<<                        2,891,980

                                                                      21,568,178
                                                                    ------------
COMMUNICATIONS - 2.56%
  89,729   CBEYOND COMMUNICATIONS INCORPORATED+<<                      1,772,148
 114,071   LODGENET ENTERTAINMENT CORPORATION+<<                       2,176,475
 105,758   NEUSTAR INCORPORATED CLASS A+<<                             3,712,106

                                                                       7,660,728
                                                                    ------------
DEPOSITORY INSTITUTIONS - 1.16%
  45,950   FIDELITY BANKSHARES INCORPORATED                            1,480,509
  39,400   SVB FINANCIAL GROUP+<<                                      2,000,338

                                                                       3,480,847
                                                                    ------------
EATING & DRINKING PLACES - 0.94%
  88,635   CALIFORNIA PIZZA KITCHEN INCORPORATED+                      2,800,866
                                                                    ------------
EDUCATIONAL SERVICES - 1.93%
  63,691   LAUREATE EDUCATION INCORPORATED+                            3,190,282
  24,700   STRAYER EDUCATION INCORPORATED                              2,568,553

                                                                       5,758,835
                                                                    ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 5.01%
 403,200   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                  6,136,704
 131,400   MICROSEMI CORPORATION+                                      3,589,848
 727,950   NMS COMMUNICATIONS CORPORATION+                             3,115,626
 143,314   UNIVERSAL DISPLAY CORPORATION+<<                            2,141,111

                                                                      14,983,289
                                                                    ------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 8.59%
  59,144   ADVISORY BOARD COMPANY+                                     3,319,161
 123,200   CV THERAPEUTICS INCORPORATED+<<                             2,445,520
  55,100   GEN-PROBE INCORPORATED+                                     2,946,197
  75,715   HURON CONSULTING GROUP INCORPORATED+                        2,691,668
 112,082   LUMINEX CORPORATION+<<                                      1,701,405
 190,271   NAVIGANT CONSULTING INCORPORATED+<<                         4,010,913
 318,734   RESOURCES CONNECTION INCORPORATED+<<                        8,573,945

                                                                      25,688,809
                                                                    ------------
FOOD & KINDRED PRODUCTS - 0.87%
 181,816   SENOMYX INCORPORATED+                                       2,601,787
                                                                    ------------
FURNITURE & FIXTURES - 0.93%
 115,300   SEALY CORPORATION+                                          1,839,035
  38,500   WILLIAMS SCOTSMAN INTERNATIONAL INCORPORATED+                 945,945

                                                                       2,784,980
                                                                    ------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                               VALUE

HEALTH SERVICES - 1.87%
  75,800   AMERICAN RETIREMENT CORPORATION+<<                       $  1,925,320
 169,900   NEKTAR THERAPEUTICS+<<                                      3,654,549

                                                                       5,579,869
                                                                    ------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.65%
 112,468   GAYLORD ENTERTAINMENT COMPANY+                              4,976,709
 145,072   ORIENT EXPRESS HOTELS LIMITED CLASS A                       5,947,952

                                                                      10,924,661
                                                                    ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.47%
  68,072   A.S.V. INCORPORATED+<<                                      1,701,800
  46,495   ACTUANT CORPORATION CLASS A                                 2,973,354
  61,398   GAMESTOP CORPORATION CLASS A+<<                             2,897,986
  91,854   GARDNER DENVER INCORPORATED+                                6,845,879
  45,200   KAYDON CORPORATION<<                                        1,940,888

                                                                      16,359,907
                                                                    ------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.67%
  38,489   NATIONAL FINANCIAL PARTNERS CORPORATION                     2,001,427
                                                                    ------------
INSURANCE CARRIERS - 0.83%
  52,219   THE NAVIGATORS GROUP INCORPORATED+                          2,470,481
                                                                    ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 6.29%
  59,700   ADVANCED MEDICAL OPTICS INCORPORATED+<<                     2,782,020
  74,090   DJ ORTHOPEDICS INCORPORATED+                                2,945,818
  38,400   HAEMONETICS CORPORATION+                                    2,092,800
 286,689   IXIA+                                                       3,239,586
  94,400   KYPHON INCORPORATED+<<                                      3,922,320
  97,537   NUVASIVE INCORPORATED+                                      1,942,937
 103,300   THORATEC LABS CORPORATION+                                  1,860,433

                                                                      18,785,914
                                                                    ------------
MEMBERSHIP ORGANIZATIONS - 2.34%
  75,200   HORNBECK OFFSHORE+                                          2,700,432
 109,920   TRAMMELL CROW COMPANY+                                      4,279,186

                                                                       6,979,618
                                                                    ------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.95%
  64,100   ACCO BRANDS CORPORATION+<<                                  1,376,868
 230,801   IDENTIX INCORPORATED+<<                                     1,710,235
  73,901   SHUFFLE MASTER INCORPORATED+<<                              2,730,642

                                                                       5,817,745
                                                                    ------------
MISCELLANEOUS RETAIL - 2.11%
 111,581   CKX INCORPORATED+                                           1,574,408
 193,730   PRICELINE.COM INCORPORATED+<<                               4,734,761

                                                                       6,309,169
                                                                    ------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                             VALUE
OIL & GAS EXTRACTION - 3.35%
    58,448   COMSTOCK RESOURCES INCORPORATED+                                                      $  1,816,564
   109,520   GOODRICH PETROLEUM CORPORATION+<<                                                        2,961,421
    82,500   KCS ENERGY INCORPORATED                                                                  2,421,375
    57,000   TETRA TECH INCORPORATED+                                                                 2,804,400

                                                                                                     10,003,760
                                                                                                   ------------

PERSONAL SERVICES - 1.86%
    97,700   JACKSON HEWITT TAX SERVICE INCORPORATED                                                  2,919,276
    61,398   STEINER LEISURE LIMITED+                                                                 2,647,482

                                                                                                      5,566,758
                                                                                                   ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.82%
    76,500   VISTAPRINT LIMITED+                                                                      2,446,470
                                                                                                   ------------

REAL ESTATE - 0.53%
    24,300   MERITAGE CORPORATION+                                                                    1,593,594
                                                                                                   ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.10%
    13,000   GFI GROUP INCORPORATED+                                                                    739,440
    45,600   INVESTMENT TECHNOLOGY GROUP INCORPORATED+<<                                              2,416,344
    98,926   OPTIONSXPRESS HOLDINGS INCORPORATED                                                      3,116,169

                                                                                                      6,271,953
                                                                                                   ------------
TRANSPORTATION EQUIPMENT - 0.58%
    96,931   K & F INDUSTRIES HOLDINGS INCORPORATED+                                                  1,719,556
                                                                                                   ------------
TRANSPORTATION SERVICES - 1.20%
    72,663   HUB GROUP INCORPORATED CLASS A+                                                          3,572,840
                                                                                                   ------------
WHOLESALE TRADE-DURABLE GOODS - 5.18%
    83,400   BARNES GROUP INCORPORATED                                                                3,758,838
   124,300   INTERLINE BRANDS INCORPORATED+                                                           3,331,240
   235,289   PSS WORLD MEDICAL INCORPORATED+                                                          4,244,614
    55,280   WESCO INTERNATIONAL INCORPORATED+                                                        4,146,000

                                                                                                     15,480,692
                                                                                                   ------------

TOTAL COMMON STOCKS (COST $254,984,922)                                                             295,958,693
                                                                                                   ------------

COLLATERAL FOR SECURITIES LENDING - 25.95%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.93%
2,771,285    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                   2,771,285
                                                                                                   ------------

PRINCIPAL                                                          INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 25.03%
$  211,336   AMERICAN GENERAL FINANCE CORPORATION+/-++                 4.93%         05/15/2007         211,425
    87,986   APRECO LLC                                                4.60          05/15/2006          87,820
   192,574   APRECO LLC++                                              4.92          06/15/2006         191,382
 1,737,653   AQUIFER FUNDING LIMITED                                   4.80          05/03/2006       1,737,184
   587,045   AQUIFER FUNDING LIMITED++                                 4.80          05/04/2006         586,810
   587,045   AQUINAS FUNDING LLC++                                     5.04          06/23/2006         582,760
 1,199,873   ATLANTIC ASSET SECURITIZATION CORPORATION++               4.86          05/11/2006       1,198,253

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                        INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 1,174,090   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-          4.81%         11/03/2006    $  1,174,090
    281,782   ATLAS CAPITAL FUNDING CORPORATION++                      4.60          05/15/2006         281,249
    587,045   ATLAS CAPITAL FUNDING CORPORATION+/-                     4.93          12/22/2006         587,045
    587,045   ATLAS CAPITAL FUNDING CORPORATION+/-                     4.98          04/25/2007         587,045
    587,045   ATLAS CAPITAL FUNDING CORPORATION+/-                     4.94          10/20/2006         587,045
     38,487   ATOMIUM FUNDING CORPORATION                              4.81          05/03/2006          38,476
  2,236,712   ATOMIUM FUNDING CORPORATION                              4.81          05/04/2006       2,235,817
    473,135   ATOMIUM FUNDING CORPORATION++                            4.83          05/05/2006         472,884
    285,586   ATOMIUM FUNDING CORPORATION++                            5.00          06/12/2006         283,938
  1,408,908   BASF AG ADR                                              4.81          05/04/2006       1,408,344
    704,454   BEAR STEARNS & COMPANY+/-                                4.93          10/04/2006         704,454
  1,202,928   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $1,203,093)                              4.92          05/01/2006       1,202,928
     81,458   BETA FINANCE INCORPORATED SERIES MTN+/-++                4.91          06/02/2006          81,463
 12,914,991   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $12,916,759)                             4.93          05/01/2006      12,914,991
    781,874   BUCKINGHAM CDO LLC++                                     4.96          05/23/2006         779,520
  1,174,090   BUCKINGHAM CDO LLC++                                     5.08          07/24/2006       1,160,447
  1,413,534   BUCKINGHAM II CDO LLC++                                  4.86          05/08/2006       1,412,219
    164,373   BUCKINGHAM II CDO LLC++                                  4.95          05/24/2006         163,855
    305,263   CAIRN HIGH GRADE FUNDING I++                             4.76          05/10/2006         304,891
    587,045   CAIRN HIGH GRADE FUNDING I                               4.81          05/02/2006         586,969
    469,636   CAIRN HIGH GRADE FUNDING I                               4.83          05/08/2006         469,199
    399,191   CAIRN HIGH GRADE FUNDING I                               4.93          05/18/2006         398,268
    324,049   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.68          05/08/2006         323,747
    104,424   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.69          05/10/2006         104,296
    469,636   CEDAR SPRINGS CAPITAL COMPANY LLC                        4.70          05/12/2006         468,936
    242,403   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.80          05/05/2006         242,274
    755,856   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.83          05/09/2006         755,039
    234,818   CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.89          06/07/2006         233,623
    624,968   CEDAR SPRINGS CAPITAL COMPANY LLC                        4.90          06/12/2006         621,362
    735,450   CEDAR SPRINGS CAPITAL COMPANY LLC                        4.99          06/21/2006         730,280
    340,486   CEDAR SPRINGS CAPITAL COMPANY LLC                        5.01          06/05/2006         338,848
  1,174,090   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A               4.83          05/12/2006       1,172,341
    589,346   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A               4.85          05/11/2006         588,551
  1,643,726   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++          4.85          05/14/2006       1,643,726
  1,519,273   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED         5.00          05/25/2006       1,514,274
    727,936   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-       4.92          05/04/2006         727,892
    587,045   CULLINAN FINANCE CORPORATION SERIES MTN+/-++             4.71          11/15/2006         587,104
    305,263   DEER VALLEY FUNDING LLC++                                4.78          05/03/2006         305,181
    892,308   DEER VALLEY FUNDING LLC                                  4.84          05/08/2006         891,479
     45,954   DEER VALLEY FUNDING LLC++                                4.89          05/15/2006          45,867
    375,333   DEER VALLEY FUNDING LLC++                                4.92          05/16/2006         374,571
  2,921,051   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $2,921,442)                              4.82          05/01/2006       2,921,051
     37,571   EDISON ASSET SECURITIZATION LLC                          4.84          05/15/2006          37,500
     46,964   EIFFEL FUNDING LLC                                       4.80          05/01/2006          46,964
    845,838   EUREKA SECURITIZATION INCORPORATED                       4.86          05/16/2006         844,121

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                        INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 1,408,908   GEMINI SECURITIZATION INCORPORATED                       4.79%         05/01/2006    $  1,408,908
     35,223   GEMINI SECURITIZATION INCORPORATED++                     4.88          05/24/2006          35,112
  1,056,094   GEORGE STREET FINANCE LLC                                4.80          05/02/2006       1,055,957
    563,563   GOLDMAN SACHS GROUP INCORPORATED+/-                      4.97          06/30/2006         563,563
     46,964   HARRIER FINANCE FUNDING LLC+/-++                         4.98          05/15/2007          46,974
     82,186   HBOS TREASURY SERVICES PLC+/-++                          5.12          01/12/2007          82,268
    375,709   ING USA ANNUITY & LIFE INSURANCE+/-                      5.03          06/06/2006         375,709
     30,526   K2 USA LLC                                               4.61          05/02/2006          30,522
    108,603   K2 USA LLC SERIES MTN+/-++                               4.90          07/24/2006         108,625
    352,227   KAUPTHING BANK HF+/-++                                   4.98          03/20/2007         351,692
     93,927   KLIO II FUNDING CORPORATION++                            4.96          06/30/2006          93,150
    784,973   KLIO III FUNDING CORPORATION++                           4.93          05/22/2006         782,728
  1,128,723   KLIO III FUNDING CORPORATION++                           4.96          06/30/2006       1,119,389
     23,482   LEXINGTON PARKER CAPITAL CORPORATION                     4.60          05/02/2006          23,479
     89,137   LEXINGTON PARKER CAPITAL CORPORATION                     4.68          05/10/2006          89,028
  3,763,452   LEXINGTON PARKER CAPITAL CORPORATION                     4.85          05/05/2006       3,761,457
     39,919   LEXINGTON PARKER CAPITAL CORPORATION                     4.96          06/20/2006          39,644
    587,045   LIBERTY LIGHT US CAPITAL SERIES MTN+/-++                 4.84          05/26/2006         587,057
     46,964   LINKS FINANCE LLC SERIES MTN1+/-++                       4.82          09/12/2006          46,964
    352,227   LIQUID FUNDING LIMITED+/-++                              4.79          12/01/2006         352,227
    540,081   LIQUID FUNDING LIMITED+/-++                              4.88          08/14/2006         540,081
    140,891   LIQUID FUNDING LIMITED SERIES MTN+/-++                   4.85          02/20/2007         140,894
    234,818   MBIA GLOBAL FUNDING LLC+/-++                             4.92          02/20/2007         234,804
  1,179,961   MERRILL LYNCH & COMPANY SERIES MTN+/-                    5.28          10/27/2006       1,180,904
    704,454   MORGAN STANLEY+/-                                        4.94          10/10/2006         704,454
    108,603   MORGAN STANLEY SERIES EXL+/-                             4.93          08/13/2010         108,629
    530,689   MORTGAGE INTEREST NET TRUST                              4.76          05/03/2006         530,545
     23,482   NATIONWIDE BUILDING SOC+/-++                             5.20          07/21/2006          23,490
    104,682   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                4.91          06/26/2006         103,874
     37,688   NORDEA NORTH AMERICA INCORPORATED                        4.80          05/03/2006          37,678
     75,142   NORDEA NORTH AMERICA INCORPORATED                        4.81          05/09/2006          75,061
     44,615   NORDEA NORTH AMERICA INCORPORATED                        4.87          05/15/2006          44,531
     70,328   NORTH SEA FUNDING LLC++                                  5.00          06/26/2006          69,785
  1,174,090   NORTHERN ROCK PLC+/-++                                   4.83          02/05/2007       1,174,149
     94,984   RACERS TRUST 2004-6-MM+/-++                              4.95          05/22/2006          94,997
    442,562   REGENCY MARKETS LLC++                                    5.06          07/20/2006         437,662
     23,482   SCALDIS CAPITAL LIMITED++                                4.91          06/15/2006          23,336
  1,171,624   SEDNA FINANCE INCORPORATED++                             4.86          05/02/2006       1,171,472
    469,636   SLM CORPORATION+/-                                       4.86          05/04/2007         469,519
    187,854   SWEDBANK (FORENINGS SPARBANKEN)                          4.81          05/09/2006         187,652
    117,409   SWEDISH NATIONAL HOUSING FINANCE (SBAB)                  5.06          07/18/2006         116,142
     93,927   TANGO FINANCE CORPORATION++                              4.94          06/21/2006          93,267
    271,520   TANGO FINANCE CORPORATION SERIES MTN+/-++                4.90          10/25/2006         271,610
    709,831   THUNDER BAY FUNDING INCORPORATED++                       5.00          06/16/2006         705,331
    836,281   TIERRA ALTA FUNDING I LIMITED++                          4.82          05/10/2006         835,261
  1,210,299   TIERRA ALTA FUNDING I LIMITED++                          4.83          05/11/2006       1,208,665
    135,748   TRAVELERS INSURANCE COMPANY+/-                           4.92          02/09/2007         135,746

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                        INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   587,045   UNICREDITO ITALIANO SERIES LIB+/-                        4.86%         03/09/2007    $    587,033
    892,308   US BANK NA SERIES BKNT+/-                                5.13          07/28/2006         892,353
     70,445   VERSAILLES CDS LLC                                       4.87          05/15/2006          70,312
    587,045   VERSAILLES CDS LLC                                       4.99          06/20/2006         583,000
     23,482   VERSAILLES CDS LLC++                                     5.00          06/21/2006          23,317
    248,015   VERSAILLES CDS LLC++                                     5.04          06/28/2006         246,033
    234,818   WHISTLEJACKET CAPITAL LIMITED+/-++                       4.80          06/09/2006         234,818
    117,409   WHISTLEJACKET CAPITAL LIMITED++                          4.91          05/15/2006         117,187
    379,349   WHISTLEJACKET CAPITAL LIMITED++                          5.02          06/26/2006         376,420
    117,409   WHITE PINE FINANCE LLC++                                 4.80          05/05/2006         117,347
     95,853   WHITE PINE FINANCE LLC++                                 4.83          05/25/2006          95,537
    587,045   WHITE PINE FINANCE LLC+/-++                              4.85          07/17/2006         587,045
     72,136   WHITE PINE FINANCE LLC++                                 4.91          06/20/2006          71,639
    619,661   WHITE PINE FINANCE LLC++                                 4.92          06/22/2006         615,224
    563,563   WHITE PINE FINANCE LLC SERIES MTN1+/-++                  4.84          06/12/2006         563,589

                                                                                                     74,804,644
                                                                                                   ------------

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $77,575,929)                                         77,575,929
                                                                                                   ------------

SHARES

WARRANTS - 0.00%
        108   IMPERIAL CREDIT INDUSTRY+(A)                                                                    0
      2,851   TIMCO AVIATION SERVICES INCORPORATED+(A)                                                        0

TOTAL WARRANTS (COST $0)                                                                                      0
                                                                                                   ------------

SHORT-TERM INVESTMENTS - 1.63%
  4,868,796   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                              4,868,796
                                                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,868,796)                                                        4,868,796
                                                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $337,429,648)*                      126.60%                                                  $378,403,418

OTHER ASSETS AND LIABILITIES, NET         (26.60)                                                   (79,506,346)
                                          ------                                                   ------------

TOTAL NET ASSETS                          100.00%                                                  $298,897,072
                                          ======                                                   ============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $3,808,400. THE TOTAL COLLATERAL RECEIVED REPRESENTS 105% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,868,796.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                               VALUE

COMMON STOCKS - 89.56%

AMUSEMENT & RECREATION SERVICES - 0.40%
  42,170   INTRAWEST CORPORATION                                    $  1,513,903
  68,100   PINNACLE ENTERTAINMENT+                                     1,859,130

                                                                       3,373,033
                                                                    ------------
APPAREL & ACCESSORY STORES - 1.13%
 267,400   CLAIRE'S STORES INCORPORATED                                9,417,828
                                                                    ------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.12%
  80,600   CSK AUTO CORPORATION+                                       1,035,710
                                                                    ------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.40%
 125,400   STANDARD PARKING CORPORATION+<<                             3,388,308
                                                                    ------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS -
0.65%
 180,000   PERINI CORPORATION+<<                                       5,405,400
                                                                    ------------
BUSINESS SERVICES - 15.04%
 266,200   ABM INDUSTRIES INCORPORATED                                 4,578,640
 211,200   ALTIRIS INCORPORATED+                                       4,519,680
 138,300   CSG SYSTEMS INTERNATIONAL INCORPORATED+                     3,496,224
 119,700   F5 NETWORKS INCORPORATED+<<                                 7,009,632
 108,600   FILENET CORPORATION+<<                                      3,021,252
 537,500   GARTNER INCORPORATED+                                       7,535,750
 177,100   GEVITY HR INCORPORATED                                      4,549,699
  88,550   H&E EQUIPMENT SERVICES INCORPORATED+                        3,091,280
 632,300   INFORMATICA CORPORATION+<<                                  9,718,451
 219,300   KANBAY INTERNATIONAL INCORPORATED+<<                        3,399,150
 193,890   LIONBRIDGE TECHNOLOGIES INCORPORATED+                       1,593,776
 248,700   MAPINFO CORPORATION+                                        3,456,930
 487,600   PARAMETRIC TECHNOLOGY CORPORATION+                          7,284,744
 496,200   PEROT SYSTEMS CORPORATION CLASS A+                          7,482,696
 323,300   RENT-A-CENTER INCORPORATED+                                 8,929,546
 519,400   RIGHTNOW TECHNOLOGIES INCORPORATED+<<                       9,614,094
 874,500   RSA SECURITY INCORPORATED+                                 18,312,030
 148,900   SINA CORPORATION+<<                                         3,938,405
 299,200   THQ INCORPORATED+<<                                         7,668,496
 396,300   VALUECLICK INCORPORATED+<<                                  6,677,655

                                                                     125,878,130
                                                                    ------------
CHEMICALS & ALLIED PRODUCTS - 9.40%
  67,600   ADAMS RESPIRATORY THERAPEUTICS INCORPORATED+                2,899,364
  24,600   ALBEMARLE CORPORATION                                       1,176,372
 371,736   ANGIOTECH PHARMACEUTICALS INCORPORATED+<<                   5,642,953
 221,200   ARRAY BIOPHARMA INCORPORATED+                               1,639,092
 145,500   BIOMARIN PHARMACEUTICAL INCORPORATED+<<                     1,789,650
  63,300   CYTEC INDUSTRIES INCORPORATED                               3,827,751
  91,200   DIGENE CORPORATION+                                         3,767,472
 354,900   FIRST HORIZON PHARMACEUTICAL CORPORATION+<<                 7,903,623

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                VALUE

CHEMICALS & ALLIED PRODUCTS (CONTINUED)
 113,300   FMC CORPORATION                                          $  7,201,348
 211,525   IMMUCOR INCORPORATED+                                       6,144,801
 141,900   KOOPER HOLDINGS INCORPORATED                                2,838,000
 249,300   MEDICIS PHARMACEUTICAL CORPORATION CLASS A<<                8,196,984
 196,600   NUVELO INCORPORATED+                                        3,218,342
  59,200   OLIN CORPORATION                                            1,216,560
 562,800   SALIX PHARMACEUTICALS LIMITED+                              7,710,360
 291,100   SEROLOGICALS CORPORATION+<<                                 9,059,032
 145,700   WESTLAKE CHEMICAL CORPORATION                               4,421,995

                                                                      78,653,699
                                                                    ------------
COAL MINING - 0.35%
  58,400   FOUNDATION COAL HOLDINGS INCORPORATED                       2,960,880
                                                                    ------------
COMMUNICATIONS - 1.85%
 110,676   CBEYOND COMMUNICATIONS INCORPORATED+<<                      2,185,851
 159,100   CLEAR CHANNEL OUTDOOR HOLDINGS INCORPORATED+<<              3,754,760
 304,400   SBA COMMUNICATIONS CORPORATION+                             7,646,528
 186,200   UBIQUITEL INCORPORATED+                                     1,929,032

                                                                      15,516,171
                                                                    ------------
DEPOSITORY INSTITUTIONS - 3.68%
  77,400   BANK OF HAWAII CORPORATION<<                                4,203,594
 178,800   BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED              5,945,100
 160,797   CULLEN FROST BANKERS INCORPORATED                           9,306,930
  52,800   EURONET WORLDWIDE INCORPORATED+<<                           1,887,072
 601,500   TAC ACQUISITION CORPORATION+                                4,240,575
 102,600   WESTAMERICA BANCORPORATION                                  5,246,964

                                                                      30,830,235
                                                                    ------------
EATING & DRINKING PLACES - 0.86%
  64,500   P.F. CHANG'S CHINA BISTRO INCORPORATED+<<                   2,748,345
 143,100   RARE HOSPITALITY INTERNATIONAL INCORPORATED+                4,453,272

                                                                       7,201,617
                                                                    ------------
EDUCATIONAL SERVICES - 0.45%
  88,700   EDUCATION MANAGEMENT CORPORATION+                           3,766,202
                                                                    ------------
ELECTRIC, GAS & SANITARY SERVICES - 2.45%
  45,700   ITC HOLDINGS CORPORATION                                    1,180,431
  49,300   ORMAT TECHNOLOGIES INCORPORATED<<                           1,686,553
 266,750   PNM RESOURCES INCORPORATED                                  6,751,442
 202,000   SOUTHERN UNION COMPANY                                      5,235,840
 147,200   WASTE CONNECTIONS INCORPORATED+<<                           5,667,200

                                                                      20,521,466
                                                                    ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 4.05%
 570,700   ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+<<              6,403,254
 573,500   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                  8,728,670

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                VALUE

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (CONTINUED)
 639,000   MIPS TECHNOLOGIES INCORPORATED+                          $  4,734,990
 396,600   POWERWAVE TECHNOLOGIES+                                     4,422,090
 583,600   VOLTERRA SEMICONDUCTOR CORPORATION+<<                       9,588,548

                                                                      33,877,552
                                                                    ------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES
- 2.35%
  73,200   DIAMONDCLUSTER INTERNATIONAL INCORPORATED+                    756,888
 267,996   DIVERSA CORPORATION+                                        2,821,998
 393,100   LEXICON GENETICS INCORPORATED+<<                            2,063,775
 211,521   MTC TECHNOLOGIES INCORPORATED+                              6,055,846
  78,200   NAVIGANT CONSULTING INCORPORATED+<<                         1,648,456
 192,200   WATSON WYATT & COMPANY HOLDINGS                             6,336,834

                                                                      19,683,797
                                                                    ------------
FOOD & KINDRED PRODUCTS - 2.06%
 284,300   FLOWERS FOODS INCORPORATED                                  7,985,987
 137,300   RALCORP HOLDINGS INCORPORATED+                              5,118,544
 287,700   SENOMYX INCORPORATED+<<                                     4,116,987

                                                                      17,221,518
                                                                    ------------
HEALTH SERVICES - 2.71%
  71,012   DAVITA INCORPORATED+                                        3,995,135
  99,489   DIALYSIS CORPORATION OF AMERICA+<<                          1,255,551
 387,700   EDUCATE INCORPORATED+<<                                     3,198,525
 115,300   HUMAN GENOME SCIENCES INCORPORATED+<<                       1,315,573
  85,400   PSYCHIATRIC SOLUTIONS INCORPORATED+<<                       2,823,324
 193,744   SYMBION INCORPORATED+                                       4,458,050
 171,124   UNITED SURGICAL PARTNERS INTERNATIONAL INCORPORATED+        5,648,803

                                                                      22,694,961
                                                                    ------------
HOLDING & OTHER INVESTMENT OFFICES - 1.64%
 200,750   ANNALY MORTGAGE MANAGEMENT INCORPORATED<<                   2,704,103
 100,208   BRANDYWINE REALTY TRUST                                     2,836,888
  92,711   HEALTH CARE REIT INCORPORATED                               3,226,343
 181,263   UNITED DOMINION REALTY TRUST INCORPORATED                   4,928,541

                                                                      13,695,875
                                                                    ------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.55%
 112,301   ORIENT EXPRESS HOTELS LIMITED CLASS A                       4,604,341
                                                                    ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.65%
 114,000   ACTUANT CORPORATION CLASS A                                 7,290,300
 847,700   AXCELIS TECHNOLOGIES INCORPORATED+                          4,992,953
 397,400   DRESSER RAND GROUP INCORPORATED+                            9,923,078
 331,200   EMULEX CORPORATION+                                         6,011,280
  97,800   FMC TECHNOLOGIES INCORPORATED+                              5,337,924
  98,100   IDEX CORPORATION                                            4,983,480
  67,500   KENNAMETAL INCORPORATED                                     4,174,875
 111,000   MANITOWOC COMPANY INCORPORATED                              5,504,490

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                             VALUE

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
    522,300  SCIENTIFIC GAMES CORPORATION CLASS A+<<                $ 19,894,407
    188,029  SHAW INDUSTRIES LIMITED CLASS A                          3,363,517
    472,600  ULTRATECH INCORPORATED+                                  9,281,864

                                                                     80,758,168
                                                                   ------------
INSURANCE CARRIERS - 7.26%
    125,500  ARGONAUT GROUP INCORPORATED+                             4,379,950
    730,900  CONSECO INCORPORATED+<<                                 18,455,225
    621,853  MAX RE CAPITAL LIMITED                                  15,235,399
    208,257  PLATINUM UNDERWRITERS HOLDINGS LIMITED                   5,741,645
    295,600  REINSURANCE GROUP OF AMERICA INCORPORATED               14,218,360
     64,800  WELLCARE HEALTH PLANS INCORPORATED+<<                    2,713,824

                                                                     60,744,403
                                                                   ------------
LEATHER & LEATHER PRODUCTS - 0.38%
     83,500  BROWN SHOE COMPANY INCORPORATED                          3,175,505
                                                                   ------------
LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS
TRANSPORTATION - 0.59%
    199,100  LAIDLAW INTERNATIONAL INCORPORATED                       4,927,725
                                                                   ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 5.04%
     44,200  ADVANCED MEDICAL OPTICS INCORPORATED+<<                  2,059,720
    260,900  CEPHEID INCORPORATED+                                    2,376,799
     22,300  DEXCOM INCORPORATED+                                       561,068
    100,700  DJ ORTHOPEDICS INCORPORATED+<<                           4,003,832
    128,000  DRS TECHNOLOGIES INCORPORATED<<                          7,107,840
    363,776  II-VI INCORPORATED+                                      7,879,388
     62,200  POLYMEDICA CORPORATION                                   2,569,482
    108,200  ROFIN-SINAR TECHNOLOGIES INCORPORATED+                   6,071,102
    149,400  SYBRON DENTAL SPECIALTIES INCORPORATED+                  7,027,776
    107,000  VEECO INSTRUMENTS INCORPORATED+<<                        2,562,650

                                                                     42,219,657
                                                                   ------------
MEMBERSHIP ORGANIZATIONS - 1.25%
    205,500  AVIALL+                                                  7,747,350
     49,700  RITCHIE BROS AUCTIONEERS INCORPORATED                    2,678,830

                                                                     10,426,180
                                                                   ------------
METAL MINING - 1.34%
     90,400  AGNICO-EAGLE MINES LIMITED<<                             3,332,144
    393,000  COEUR D'ALENE MINES CORPORATION+<<                       2,743,140
    146,630  GOLDCORP INCORPORATED                                    5,149,646

                                                                     11,224,930
                                                                   ------------
MISCELLANEOUS RETAIL - 0.03%
     10,500  PETCO ANIMAL SUPPLIES INCORPORATED+                        229,950
                                                                   ------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 1.50%
    408,003  APOLLO INVESTMENT CORPORATION                            7,629,656
    333,100  ENCORE CAPITAL GROUP INCORPORATED+<<                     4,919,887

                                                                     12,549,543
                                                                   ------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                             VALUE

OIL & GAS EXTRACTION - 4.85%
    181,855  BIRCHCLIFF ENERGY LIMITED+                            $  1,122,311
    144,494  DENBURY RESOURCES INCORPORATED+                          4,710,504
    177,700  GALLEON ENERGY INCORPORATED A+                           5,149,573
    399,300  HANOVER COMPRESSOR COMPANY+<<                            8,049,888
    100,800  ST. MARY LAND & EXPLORATION COMPANY                      4,249,728
    237,300  STROUD ENERGY INCORPORATED+++                            3,796,800
    205,600  SUPERIOR ENERGY SERVICES INCORPORATED+                   6,610,040
    311,011  WILLBROS GROUP INCORPORATED+<<                           6,873,343

                                                                     40,562,187
                                                                   ------------
PAPER & ALLIED PRODUCTS - 0.49%
    443,600  XERIUM TECHNOLOGIES INCORPORATED                         4,129,916
                                                                   ------------
PERSONAL SERVICES - 0.60%
     71,200  COINSTAR INCORPORATED+                                   1,941,624
     88,800  REGIS CORPORATION<<                                      3,114,216

                                                                      5,055,840
                                                                   ------------
PRIMARY METAL INDUSTRIES - 0.60%
    127,900  SCHNITZER STEEL INDUSTRY                                 5,030,307
                                                                   ------------
RAILROAD TRANSPORTATION - 0.68%
    233,700  KANSAS CITY SOUTHERN+<<                                  5,678,910
                                                                   ------------
SOCIAL SERVICES - 0.36%
     76,300  BRIGHT HORIZONS FAMILY SOLUTIONS INCORPORATED+           3,030,636
                                                                   ------------
TEXTILE MILL PRODUCTS - 0.79%
    168,700  ALBANY INTERNATIONAL CORPORATION CLASS A                 6,596,170
                                                                   ------------
TRANSPORTATION BY AIR - 0.71%
    349,100  REPUBLIC AIRWAYS HOLDINGS INCORPORATED+                  5,934,700
                                                                   ------------
TRANSPORTATION SERVICES - 0.49%
     83,700  HUB GROUP INCORPORATED CLASS A+                          4,115,529
                                                                   ------------
WHOLESALE TRADE NON-DURABLE GOODS - 2.81%
    201,800  AIRGAS INCORPORATED                                      8,162,810
    411,900  ALLSCRIPTS HEALTHCARE SOLUTIONS INCORPORATED+<<          7,014,657
    265,500  ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+              8,349,975

                                                                     23,527,442
                                                                   ------------

TOTAL COMMON STOCKS (COST $605,717,910)                             749,644,421
                                                                   ------------
INVESTMENT COMPANIES - 0.97%
     80,800  ISHARES RUSSELL 2000 INDEX FUND                          6,156,960
    139,632  TECHNOLOGY INVESTMENT CAPITAL CORPORATION                1,977,189

TOTAL INVESTMENT COMPANIES (COST $7,890,657)                          8,134,149
                                                                   ------------
COLLATERAL FOR SECURITIES LENDING - 19.64%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.70%
  5,873,574  SCUDDER DAILY ASSETS MONEY MARKET FUND                   5,873,574
                                                                   ------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                        INTEREST RATE   MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 18.94%
$   447,915  AMERICAN GENERAL FINANCE CORPORATION+/-++                4.93%         05/15/2007    $    448,103
    186,482  APRECO LLC                                               4.60          05/15/2006         186,129
    408,150  APRECO LLC++                                             4.92          06/15/2006         405,623
  3,682,853  AQUIFER FUNDING LIMITED                                  4.80          05/03/2006       3,681,859
  1,244,207  AQUIFER FUNDING LIMITED++                                4.80          05/04/2006       1,243,709
  1,244,207  AQUINAS FUNDING LLC++                                    5.04          06/23/2006       1,235,124
  2,543,060  ATLANTIC ASSET SECURITIZATION CORPORATION                4.86          05/11/2006       2,539,627
  2,488,414  ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-          4.81          11/03/2006       2,488,414
    597,219  ATLAS CAPITAL FUNDING CORPORATION++                      4.60          05/15/2006         596,091
  1,244,207  ATLAS CAPITAL FUNDING CORPORATION+/-                     4.93          12/22/2006       1,244,207
  1,244,207  ATLAS CAPITAL FUNDING CORPORATION+/-                     4.94          10/20/2006       1,244,207
  1,244,207  ATLAS CAPITAL FUNDING CORPORATION+/-                     4.98          04/25/2007       1,244,207
     81,570  ATOMIUM FUNDING CORPORATION                              4.81          05/03/2006          81,548
  4,740,578  ATOMIUM FUNDING CORPORATION                              4.81          05/04/2006       4,738,682
  1,002,781  ATOMIUM FUNDING CORPORATION++                            4.83          05/05/2006       1,002,250
    605,282  ATOMIUM FUNDING CORPORATION++                            5.00          06/12/2006         601,789
  2,986,097  BASF AG ADR                                              4.81          05/04/2006       2,984,902
  1,493,048  BEAR STEARNS & COMPANY+/-                                4.93          10/04/2006       1,493,048
  2,549,535  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
             (MATURITY VALUE $2,549,883)                              4.92          05/01/2006       2,549,535
    172,646  BETA FINANCE INCORPORATED SERIES MTN+/-++                4.91          06/02/2006         172,657
 27,372,555  BNP PARIBAS REPURCHASE AGREEMENT
             (MATURITY VALUE $27,376,304)                             4.93          05/01/2006      27,372,555
  1,657,135  BUCKINGHAM CDO LLC++                                     4.96          05/23/2006       1,652,147
  2,488,414  BUCKINGHAM CDO LLC++                                     5.08          07/24/2006       2,459,499
  2,995,901  BUCKINGHAM II CDO LLC++                                  4.86          05/08/2006       2,993,115
    348,378  BUCKINGHAM II CDO LLC++                                  4.95          05/24/2006         347,281
    646,988  CAIRN HIGH GRADE FUNDING I++                             4.76          05/10/2006         646,198
  1,244,207  CAIRN HIGH GRADE FUNDING I                               4.81          05/02/2006       1,244,045
    995,366  CAIRN HIGH GRADE FUNDING I                               4.83          05/08/2006         994,440
    846,061  CAIRN HIGH GRADE FUNDING I                               4.93          05/18/2006         844,106
    686,802  CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.68          05/08/2006         686,164
    221,320  CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.69          05/10/2006         221,050
    995,366  CEDAR SPRINGS CAPITAL COMPANY LLC                        4.70          05/12/2006         993,883
    513,758  CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.80          05/05/2006         513,486
  1,601,991  CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.83          05/09/2006       1,600,261
    497,683  CEDAR SPRINGS CAPITAL COMPANY LLC++                      4.89          06/07/2006         495,150
  1,324,583  CEDAR SPRINGS CAPITAL COMPANY LLC                        4.90          06/12/2006       1,316,940
  1,558,743  CEDAR SPRINGS CAPITAL COMPANY LLC                        4.99          06/21/2006       1,547,785
    721,640  CEDAR SPRINGS CAPITAL COMPANY LLC                        5.01          06/05/2006         718,169
  2,488,414  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A               4.83          05/12/2006       2,484,706
  1,249,084  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A               4.85          05/11/2006       1,247,398
  3,483,780  CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++          4.85          05/14/2006       3,483,780
  3,220,008  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED         5.00          05/25/2006       3,209,414
  1,542,817  CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-       4.92          05/04/2006       1,542,724
  1,244,207  CULLINAN FINANCE CORPORATION+/-++                        4.71          11/15/2006       1,244,331
    646,988  DEER VALLEY FUNDING LLC++                                4.78          05/03/2006         646,813
  1,891,195  DEER VALLEY FUNDING LLC                                  4.84          05/08/2006       1,889,436

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                        INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    97,397  DEER VALLEY FUNDING LLC++                                4.89%         05/15/2006    $     97,212
    795,496  DEER VALLEY FUNDING LLC++                                4.92          05/16/2006         793,881
  6,190,994  DEUTSCHE BANK REPURCHASE AGREEMENT
             (MATURITY VALUE $6,191,823)                              4.82          05/01/2006       6,190,994
     79,629  EDISON ASSET SECURITIZATION LLC                          4.84          05/15/2006          79,479
     99,537  EIFFEL FUNDING LLC                                       4.80          05/01/2006          99,537
  1,792,703  EUREKA SECURITIZATION INCORPORATED                       4.86          05/16/2006       1,789,064
  2,986,097  GEMINI SECURITIZATION INCORPORATED                       4.79          05/01/2006       2,986,097
     74,652  GEMINI SECURITIZATION INCORPORATED++                     4.88          05/24/2006          74,417
  2,238,329  GEORGE STREET FINANCE LLC                                4.80          05/02/2006       2,238,037
  1,194,439  GOLDMAN SACHS GROUP INCORPORATED+/-                      4.97          06/30/2006       1,194,439
     99,537  HARRIER FINANCE FUNDING LLC+/-++                         4.98          05/15/2007          99,558
    174,189  HBOS TREASURY SERVICES PLC+/-++                          5.12          01/12/2007         174,363
    796,293  ING USA ANNUITY & LIFE INSURANCE+/-                      5.03          06/06/2006         796,292
     64,699  K2 USA LLC                                               4.61          05/02/2006          64,690
    230,178  K2 USA LLC SERIES MTN+/-++                               4.90          07/24/2006         230,224
    746,524  KAUPTHING BANK HF+/-++                                   4.98          03/20/2007         745,389
    199,073  KLIO II FUNDING CORPORATION++                            4.96          06/30/2006         197,427
  1,663,704  KLIO III FUNDING CORPORATION++                           4.93          05/22/2006       1,658,946
  2,392,262  KLIO III FUNDING CORPORATION++                           4.96          06/30/2006       2,372,478
     49,768  LEXINGTON PARKER CAPITAL CORPORATION                     4.60          05/02/2006          49,762
    188,920  LEXINGTON PARKER CAPITAL CORPORATION                     4.68          05/10/2006         188,690
  7,976,412  LEXINGTON PARKER CAPITAL CORPORATION                     4.85          05/05/2006       7,972,185
     84,606  LEXINGTON PARKER CAPITAL CORPORATION                     4.96          06/20/2006          84,023
  1,244,207  LIBERTY LIGHT US CAPITAL SERIES MTN+/-++                 4.84          05/26/2006       1,244,232
     99,537  LINKS FINANCE LLC SERIES MTN1+/-++                       4.82          09/12/2006          99,537
    746,524  LIQUID FUNDING LIMITED+/-++                              4.79          12/01/2006         746,524
  1,144,671  LIQUID FUNDING LIMITED+/-++                              4.88          08/14/2006       1,144,670
    298,610  LIQUID FUNDING LIMITED SERIES MTN+/-++                   4.85          02/20/2007         298,616
    497,683  MBIA GLOBAL FUNDING LLC+/-++                             4.92          02/20/2007         497,653
  2,500,856  MERRILL LYNCH & COMPANY SERIES MTN+/-                    5.28          10/27/2006       2,502,857
  1,493,048  MORGAN STANLEY+/-                                        4.94          10/10/2006       1,493,048
    230,178  MORGAN STANLEY SERIES EXL+/-                             4.93          08/13/2010         230,234
  1,124,763  MORTGAGE INTEREST NET TRUST                              4.76          05/03/2006       1,124,459
     49,768  NATIONWIDE BUILDING SOC+/-++                             5.20          07/21/2006          49,786
    221,867  NIEUW AMSTERDAM RECEIVABLES CORPORATION                  4.91          06/26/2006         220,154
     79,878  NORDEA NORTH AMERICA INCORPORATED                        4.80          05/03/2006          79,857
    159,259  NORDEA NORTH AMERICA INCORPORATED                        4.81          05/09/2006         159,086
     94,560  NORDEA NORTH AMERICA INCORPORATED                        4.87          05/15/2006          94,381
    149,056  NORTH SEA FUNDING LLC++                                  5.00          06/26/2006         147,905
  2,488,414  NORTHERN ROCK PLC+/-++                                   4.83          02/05/2007       2,488,539
    201,313  RACERS TRUST 2004+/-++                                   4.95          05/22/2006         201,341
    937,983  REGENCY MARKETS LLC++                                    5.06          07/20/2006         927,599
     49,768  SCALDIS CAPITAL LIMITED++                                4.91          06/15/2006          49,460
  2,483,188  SEDNA FINANCE INCORPORATED++                             4.86          05/02/2006       2,482,866
    995,366  SLM CORPORATION+/-                                       4.86          05/04/2007         995,117
    398,146  SWEDBANK (FORENINGS SPARBANKEN)                          4.81          05/09/2006         397,716
    248,841  SWEDISH NATIONAL HOUSING FINANCE (SBAB)                  5.06          07/18/2006         246,156

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                        INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   575,471  TANGO FINANCE CORPORATION SERIES MTN+/-++                4.90%         10/25/2006    $      575,661
    199,073  TANGO FINANCE CORPORATION++                              4.94          06/21/2006           197,674
  1,504,445  THUNDER BAY FUNDING INCORPORATED++                       5.00          06/16/2006         1,494,907
  1,772,448  TIERRA ALTA FUNDING I LIMITED++                          4.82          05/10/2006         1,770,285
  2,565,157  TIERRA ALTA FUNDING I LIMITED++                          4.83          05/11/2006         2,561,694
    287,710  TRAVELLERS INSURANCE COMPANY+/-                          4.92          02/09/2007           287,705
  1,244,207  UNICREDITO ITALIANO SERIES LIB+/-                        4.86          03/09/2007         1,244,182
  1,891,195  US BANK NA SERIES BKNT+/-                                5.13          07/28/2006         1,891,289
    149,305  VERSAILLES CDS LLC                                       4.87          05/15/2006           149,023
  1,244,207  VERSAILLES CDS LLC                                       4.99          06/20/2006         1,235,634
     49,768  VERSAILLES CDS LLC++                                     5.00          06/21/2006            49,418
    525,653  VERSAILLES CDS LLC++                                     5.04          06/28/2006           521,453
    497,683  WHISTLEJACKET CAPITAL LIMITED+/-++                       4.80          06/09/2006           497,683
    248,841  WHISTLEJACKET CAPITAL LIMITED++                          4.91          05/15/2006           248,371
    804,007  WHISTLEJACKET CAPITAL LIMITED++                          5.02          06/26/2006           797,800
    248,841  WHITE PINE FINANCE LLC++                                 4.80          05/05/2006           248,710
    203,154  WHITE PINE FINANCE LLC++                                 4.83          05/25/2006           202,486
  1,244,207  WHITE PINE FINANCE LLC+/-++                              4.85          07/17/2006         1,244,207
    152,888  WHITE PINE FINANCE LLC++                                 4.91          06/20/2006           151,835
  1,313,335  WHITE PINE FINANCE LLC++                                 4.92          06/22/2006         1,303,932
  1,194,439  WHITE PINE FINANCE LLC SERIES MTN1+/-++                  4.84          06/12/2006         1,194,487

                                                                                                     158,544,000
                                                                                                  --------------

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $164,417,574)                                        164,417,574
                                                                                                  --------------
SHORT-TERM INVESTMENTS - 9.95%
 83,312,284  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                               83,312,284
                                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS (COST $83,312,284)                                                       83,312,284
                                                                                                  --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $861,338,425)*                          120.12%                                             $1,005,508,428

OTHER ASSETS AND LIABILITIES, NET             (20.12)                                               (168,438,266)
                                              ------                                              --------------
TOTAL NET ASSETS                              100.00%                                             $  837,070,162
                                              ======                                              ==============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $3,808,400. THE TOTAL COLLATERAL RECEIVED REPRESENTS 105% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $83,312,284.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

COMMON STOCKS - 89.05%

APPAREL & ACCESSORY STORES - 0.56%
    163,700   PAYLESS SHOESOURCE INCORPORATED+                    $   3,760,189
    417,800   TOO INCORPORATED+                                      16,051,876

                                                                     19,812,065
                                                                  -------------
BUSINESS SERVICES - 3.71%
  1,520,100   ABM INDUSTRIES INCORPORATED                            26,145,720
  1,261,650   EARTHLINK INCORPORATED+                                11,468,399
    570,797   HEALTHCARE SERVICES GROUP                              12,186,516
  2,285,922   KFORCE INCORPORATED+**                                 32,117,204
    119,880   LIQUIDITY SERVICES INCORPORATED+                        1,617,181
  1,221,915   MPS GROUP INCORPORATED+                                19,501,763
    843,400   ROTECH HEALTHCARE INCORPORATED+                         3,930,244
  1,158,248   TIER TECHNOLOGIES INCORPORATED CLASS B+**               8,559,453
    990,000   VIGNETTE CORPORATION+                                  15,691,500

                                                                    131,217,980
                                                                  -------------
CHEMICALS & ALLIED PRODUCTS - 3.62%
  2,129,830   CALGON CARBON CORPORATION**                            15,952,426
     57,500   MARTEK BIOSCIENCES CORPORATION+                         1,707,750
    512,200   OM GROUP INCORPORATED+                                 14,669,408
  3,428,100   ORASURE TECHNOLOGIES INCORPORATED+**                   36,783,513
  4,230,700   POLYONE CORPORATION+                                   37,568,616
  1,388,425   PRESTIGE BRANDS HOLDINGS INCORPORATED+                 16,980,438
    826,000   WELLMAN INCORPORATED                                    4,567,780

                                                                    128,229,931
                                                                  -------------
COMMUNICATIONS - 1.62%
    186,650   CHINA GRENTECH CORPORATION LIMITED ADR+                 2,986,400
  4,497,600   CINCINNATI BELL INCORPORATED+                          18,889,920
  2,776,400   LIGHTBRIDGE INCORPORATED+**                            35,315,808

                                                                     57,192,128
                                                                  -------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS - 3.60%
  3,376,400   CHICAGO BRIDGE & IRON COMPANY NV                       80,932,308
  1,155,179   LAYNE CHRISTENSEN COMPANY+**                           34,077,781
  1,069,600   MATRIX SERVICE COMPANY+**                              12,204,136

                                                                    127,214,225
                                                                  -------------
DEPOSITORY INSTITUTIONS - 0.67%
    910,300   THE COLONIAL BANCGROUP INCORPORATED                    23,604,079
                                                                  -------------
ELECTRIC, GAS & SANITARY SERVICES - 0.32%
    888,900   EL PASO CORPORATION                                    11,475,699
                                                                  -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 4.32%
          1   ADC TELECOMMUNICATIONS INCORPORATED+                            6
  1,267,740   CELESTICA INCORPORATED+                                14,274,752
  1,034,543   EVANS & SUTHERLAND COMPUTER CORPORATION+**              6,496,930

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (CONTINUED)
  5,391,830   GRAFTECH INTERNATIONAL LIMITED+**                   $  36,448,771
  5,687,800   NORTEL NETWORKS CORPORATION+                           15,129,548
  1,038,050   OSI SYSTEMS INCORPORATED+**                            19,785,233
    910,000   PORTALPLAYER INCORPORATED+                             10,055,500
    912,754   RICHARDSON ELECTRONICS LIMITED**                        6,471,426
  3,313,647   STATS CHIPPAC LIMITED ADR+                             28,199,136
  1,022,700   VISHAY INTERTECHNOLOGY INCORPORATED+                   15,923,439

                                                                    152,784,741
                                                                  -------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 1.56%
    304,745   CDI CORPORATION                                         8,639,521
  1,926,700   CV THERAPEUTICS INCORPORATED+                          38,244,995
  2,049,817   DISCOVERY PARTNERS INTERNATIONAL+**                     5,022,051
     99,500   WATSON WYATT & COMPANY HOLDINGS                         3,280,515

                                                                     55,187,082
                                                                  -------------
FOOD & KINDRED PRODUCTS - 0.93%
  2,826,535   DEL MONTE FOODS COMPANY                                32,957,398
                                                                  -------------
GENERAL MERCHANDISE STORES - 0.36%
    552,035   FOOT LOCKER INCORPORATED                               12,796,171
                                                                  -------------
HEALTH SERVICES - 1.41%
    864,737   CROSS COUNTRY HEALTHCARE INCORPORATED+                 15,669,034
  1,084,285   GENTIVA HEALTH SERVICES INCORPORATED+                  18,367,788
    361,500   MANOR CARE INCORPORATED                                15,851,775

                                                                     49,888,597
                                                                  -------------
HOLDING & OTHER INVESTMENT OFFICES - 0.74%
    540,200   AMERICAN FINANCIAL REALTY TRUST                         6,147,476
    905,000   DISCOVERY HOLDING COMPANY CLASS A+                     13,484,500
    739,600   GOVERNMENT PROPERTIES TRUST INCORPORATED                6,382,748

                                                                     26,014,724
                                                                  -------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.05%
    360,000   EMPIRE RESORTS INCORPORATED+                            1,951,200
                                                                  -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.04%
  7,853,135   CRAY INCORPORATED+**                                   13,036,204
    240,000   HYDRIL COMPANY+                                        19,238,400
  1,810,000   INTERMEC INCORPORATED+                                 47,946,900
    392,800   SMITH INTERNATIONAL INCORPORATED                       16,587,944
  4,343,295   SYMBOL TECHNOLOGIES INCORPORATED                       46,256,092

                                                                    143,065,540
                                                                  -------------
INSURANCE CARRIERS - 2.35%
    688,400   ARGONAUT GROUP INCORPORATED+                           24,025,160
    405,213   DONEGAL GROUP INCORPORATED CLASS A                      7,516,707
    151,838   EMC INSURANCE GROUP INCORPORATED                        4,441,262
    588,610   ENDURANCE SPECIALTY HOLDINGS LIMITED                   18,223,366

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

INSURANCE CARRIERS (CONTINUED)
    540,290   MERCURY GENERAL CORPORATION                         $  28,835,277

                                                                     83,041,772
                                                                  -------------
JUSTICE, PUBLIC ORDER & SAFETY - 1.08%
  1,069,940   GEO GROUP INCORPORATED+**                              38,346,650
                                                                  -------------
LEATHER & LEATHER PRODUCTS - 0.26%
    467,500   BAKERS FOOTWEAR GROUP INCORPORATED+**                   9,050,800
                                                                  -------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 3.54%
    382,784   ALLIED HEALTHCARE PRODUCTS INCORPORATED+                2,319,671
    382,500   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP           11,031,300
    395,800   ARMOR HOLDINGS INCORPORATED+                           24,171,506
    420,000   BAUSCH & LOMB INCORPORATED                             20,559,000
    730,000   COHERENT INCORPORATED+                                 27,017,300
  2,603,825   CREDENCE SYSTEMS CORPORATION+                          18,461,120
  2,136,890   INPUT OUTPUT INCORPORATED+                             21,539,851

                                                                    125,099,748
                                                                  -------------
METAL MINING - 13.30%
  3,369,880   APEX SILVER MINES LIMITED+**                           71,778,444
  2,681,500   GLAMIS GOLD LIMITED+                                  105,248,875
  1,681,500   GOLDCORP INCORPORATED                                  59,054,280
    790,000   HARMONY GOLD MINING COMPANY LIMITED ADR                13,272,000
    788,300   IPSCO INCORPORATED                                     81,336,794
  1,003,310   MERIDIAN GOLD INCORPORATED+                            32,607,575
  4,266,100   RANDGOLD RESOURCES LIMITED ADR+**                     103,836,874
    177,000   SOUTHWESTERN RESOURCES CORPORATION+                     2,210,026
     83,500   SOUTHWESTERN RESOURCES CORPORATION+ ++                  1,042,583

                                                                    470,387,451
                                                                  -------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.43%
  1,388,100   PROGRESSIVE GAMING INTERNATIONAL CORPORATION+          15,116,409
                                                                  -------------
MISCELLANEOUS RETAIL - 0.15%
     55,600   HANCOCK FABRICS INCORPORATED                              195,156
    276,400   SHARPER IMAGE CORPORATION+                              4,157,056
     37,700   STAMPS.COM INCORPORATED+                                1,063,140

                                                                      5,415,352
                                                                  -------------
MISCELLANEOUS SERVICES - 0.17%
    199,800   TOREADOR RESOURCES CORPORATION+                         6,165,828
                                                                  -------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.35%
    891,200   COVENANT TRANSPORT INCORPORATED CLASS A+**             12,334,208
                                                                  -------------
OIL & GAS EXTRACTION - 25.20%
    731,000   BJ SERVICES COMPANY                                    27,814,550
     37,450   COMPLETE PRODUCTION SERVICES INCORPORATED+                989,804
    926,800   FOREST OIL CORPORATION+                                33,893,076
 10,306,990   GLOBAL INDUSTRIES LIMITED+**                          163,571,931

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

OIL & GAS EXTRACTION (CONTINUED)
  2,300,500   GREY WOLF INCORPORATED+                             $  17,943,900
    504,880   HELMERICH & PAYNE INCORPORATED                         36,724,971
  4,061,150   KEY ENERGY SERVICES INCORPORATED+                      69,405,053
    600,372   MARINER ENERGY INCORPORATED+                           11,677,235
  2,270,520   MCMORAN EXPLORATION COMPANY+**                         39,325,406
    626,800   NEWFIELD EXPLORATION COMPANY+                          27,955,280
  4,300,400   NEWPARK RESOURCES INCORPORATED+                        28,640,664
    798,500   NOBLE ENERGY INCORPORATED                              35,916,530
    639,360   OCEANEERING INTERNATIONAL INCORPORATED+                39,020,141
  1,488,000   PARKER DRILLING COMPANY+                               12,499,200
  1,348,898   PETROHAWK ENERGY CORPORATION+                          16,969,137
  1,435,100   PETROQUEST ENERGY INCORPORATED+                        16,977,233
    562,100   PIONEER NATURAL RESOURCES COMPANY                      24,069,122
  1,096,799   PRIDE INTERNATIONAL INCORPORATED+                      38,267,317
  4,957,075   RANGE RESOURCES CORPORATION                           131,511,200
    559,300   REMINGTON OIL & GAS CORPORATION+                       24,391,073
    413,300   STONE ENERGY CORPORATION+                              19,466,430
    391,800   TRANSOCEAN INCORPORATED+                               31,763,226
    769,500   TRILOGY ENERGY TRUST                                   14,377,582
  1,274,785   WILLBROS GROUP INCORPORATED+**                         28,172,749

                                                                    891,342,810
                                                                  -------------
PAPER & ALLIED PRODUCTS - 1.15%
    553,480   CHESAPEAKE CORPORATION                                  7,787,464
  2,278,400   WAUSAU PAPER CORPORATION                               32,763,392

                                                                     40,550,856
                                                                  -------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.65%
    260,000   ASHLAND INCORPORATED                                   17,113,200
    435,000   INTEROIL CORPORATION+                                   6,007,350

                                                                     23,120,550
                                                                  -------------
PRIMARY METAL INDUSTRIES - 6.69%
    480,650   CARPENTER TECHNOLOGY CORPORATION                       57,173,317
    963,800   ENCORE WIRE CORPORATION+                               40,412,134
  1,109,694   STEEL DYNAMICS INCORPORATED                            69,289,293
    922,300   UNITED STATES STEEL CORPORATION                        63,177,550
     99,270   WEBCO INDUSTRIES INCORPORATED+                          6,651,057

                                                                    236,703,351
                                                                  -------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.89%
    560,000   R.H. DONNELLEY CORPORATION                             31,432,800
                                                                  -------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 2.11%
    827,453   CONSTAR INTERNATIONAL INCORPORATED+**                   2,672,756
  4,430,270   INTERTAPE POLYMER GROUP INCORPORATED+**                39,075,713
    270,500   JARDEN CORPORATION+                                     9,197,000
  2,741,300   ROYAL GROUP TECHNOLOGIES LIMITED+                      23,849,310

                                                                     74,794,779
                                                                  -------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                        VALUE
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.33%
     843,100   US CONCRETE INCORPORATED+                                                       $    11,567,332
                                                                                               ---------------

TRANSPORTATION BY AIR - 2.41%
     285,000   EGL INCORPORATED+                                                                    13,315,200
   1,123,200   LAN AIRLINES SA ADR                                                                  42,681,600
     125,404   PHI INCORPORATED+                                                                     4,138,332
     694,373   PHI INCORPORATED (NON-VOTING)+                                                       24,983,541

                                                                                                    85,118,673
                                                                                               ---------------

TRANSPORTATION EQUIPMENT - 0.39%
   1,454,110   FLEETWOOD ENTERPRISES INCORPORATED+                                                  13,668,634
                                                                                               ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.09%
      54,800   OMNICARE INCORPORATED                                                                 3,107,708
                                                                                               ---------------

TOTAL COMMON STOCKS (COST $2,028,112,221)                                                        3,149,757,271
                                                                                               ---------------

SHORT-TERM INVESTMENTS - 15.97%
 565,104,524   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+                                          565,104,524
                                                                                               ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $565,104,524)                                                   565,104,524
                                                                                               ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,593,216,745)*                                            105.02%                      $ 3,714,861,795

OTHER ASSETS AND LIABILITIES, NET                                  (5.02)                         (177,680,459)
                                                                  ------                       ---------------

TOTAL NET ASSETS                                                  100.00%                      $ 3,537,181,336
                                                                  ======                       ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

** REPRESENTS AN AFFILIATE OF THE FUND UNDER SECTION 2(a)(2) AND 2(a)(3) OF THE 1940 ACT AS FUND HOLDS 5% OR MORE OF THE ISSUERS' OUTSTANDING VOTING SHARES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

 @    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $565,104,524.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE
WRITTEN OPTIONS - (4.83%)
   (1,000)   APEX SILVER MINES LIMITED CALL                         $ 17.50        07/22/2006         (460,000)
   (2,100)   APEX SILVER MINES LIMITED CALL                           20.00        07/22/2006         (693,000)
   (1,700)   APEX SILVER MINES LIMITED CALL                           20.00        10/21/2006         (714,000)
     (500)   APEX SILVER MINES LIMITED CALL                           22.50        07/22/2006         (107,500)
   (1,400)   APEX SILVER MINES LIMITED CALL                           22.50        10/21/2006         (434,000)
   (1,300)   APEX SILVER MINES LIMITED CALL                           25.00        05/20/2006          (52,000)
   (1,715)   APEX SILVER MINES LIMITED CALL                           25.00        07/22/2006         (231,525)
   (1,800)   APEX SILVER MINES LIMITED CALL                           30.00        07/22/2006         (108,000)
     (500)   APEX SILVER MINES LIMITED CALL                           30.00        10/21/2006          (65,000)
     (500)   APEX SILVER MINES LIMITED CALL                           35.00        10/21/2006          (32,500)
     (250)   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP CALL        25.00        06/17/2006         (102,500)
     (300)   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP CALL        25.00        09/16/2006         (135,000)
     (400)   ARMOR HOLDINGS INCORPORATED CALL                         45.00        05/20/2006         (640,000)
     (400)   ARMOR HOLDINGS INCORPORATED CALL                         50.00        05/20/2006         (440,000)
     (500)   ARMOR HOLDINGS INCORPORATED CALL                         50.00        08/19/2006         (605,000)

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
     (200)   ARMOR HOLDINGS INCORPORATED CALL                       $ 55.00        05/20/2006    $    (126,000)
     (250)   ARMOR HOLDINGS INCORPORATED CALL                         60.00        05/20/2006          (50,000)
     (200)   ARMOR HOLDINGS INCORPORATED CALL                         60.00        08/19/2006          (94,000)
     (200)   ARMOR HOLDINGS INCORPORATED CALL                         70.00        08/19/2006          (24,000)
     (750)   BAUSCH & LOMB INCORPORATED CALL                          45.00        05/20/2006         (322,500)
     (100)   BAUSCH & LOMB INCORPORATED CALL                          45.00        07/22/2006          (60,000)
     (450)   BAUSCH & LOMB INCORPORATED CALL                          50.00        05/20/2006          (56,250)
     (450)   BAUSCH & LOMB INCORPORATED CALL                          50.00        06/17/2006          (94,500)
     (800)   BAUSCH & LOMB INCORPORATED CALL                          50.00        07/22/2006         (236,000)
     (200)   BAUSCH & LOMB INCORPORATED CALL                          55.00        07/22/2006          (21,000)
     (150)   BJ SERVICES COMPANY CALL                                 32.50        07/22/2006         (109,500)
     (450)   BJ SERVICES COMPANY CALL                                 35.00        05/20/2006         (180,000)
     (550)   BJ SERVICES COMPANY CALL                                 35.00        07/22/2006         (291,500)
     (300)   BJ SERVICES COMPANY CALL                                 37.50        05/20/2006          (57,000)
     (700)   BJ SERVICES COMPANY CALL                                 37.50        07/22/2006         (266,000)
     (100)   BJ SERVICES COMPANY CALL                                 37.50        10/21/2006          (47,000)
     (650)   BJ SERVICES COMPANY CALL                                 40.00        05/20/2006          (48,750)
     (700)   BJ SERVICES COMPANY CALL                                 40.00        07/22/2006         (143,500)
     (250)   BJ SERVICES COMPANY CALL                                 40.00        10/21/2006          (97,500)
     (200)   BJ SERVICES COMPANY CALL                                 42.50        07/22/2006          (28,000)
     (800)   BJ SERVICES COMPANY CALL                                 42.50        10/21/2006         (192,000)
   (1,400)   CARPENTER TECHNOLOGY CORPORATION CALL                    70.00        09/16/2006       (6,972,000)
     (650)   CARPENTER TECHNOLOGY CORPORATION CALL                    75.00        06/17/2006       (2,860,000)
     (450)   CARPENTER TECHNOLOGY CORPORATION CALL                    75.00        09/16/2006       (2,025,000)
     (404)   CARPENTER TECHNOLOGY CORPORATION CALL                    80.00        06/17/2006       (1,575,600)
     (100)   CARPENTER TECHNOLOGY CORPORATION CALL                    85.00        06/17/2006         (323,000)
     (150)   CARPENTER TECHNOLOGY CORPORATION CALL                    85.00        09/16/2006         (538,500)
      (50)   CARPENTER TECHNOLOGY CORPORATION CALL                    90.00        05/20/2006         (144,000)
     (150)   CARPENTER TECHNOLOGY CORPORATION CALL                    90.00        09/16/2006         (491,250)
      (50)   CARPENTER TECHNOLOGY CORPORATION CALL                   100.00        09/16/2006         (117,500)
     (300)   CARPENTER TECHNOLOGY CORPORATION CALL                    60.00        06/17/2006       (1,764,000)
     (550)   CARPENTER TECHNOLOGY CORPORATION CALL                    65.00        06/17/2006       (2,997,500)
     (550)   CARPENTER TECHNOLOGY CORPORATION CALL                    70.00        06/17/2006       (2,689,500)
     (200)   CELESTICA INCORPORATED CALL                              10.00        05/20/2006          (26,000)
     (200)   CELESTICA INCORPORATED CALL                              10.00        06/17/2006          (29,000)
     (200)   CELESTICA INCORPORATED CALL                              10.00        09/16/2006          (36,000)
     (900)   CELESTICA INCORPORATED CALL                              12.50        09/16/2006          (58,500)
     (200)   CHESAPEAKE CORPORATION CALL (A)                          20.00        05/20/2006                 0
   (1,000)   CHICAGO BRIDGE & IRON COMPANY NV CALL                    22.50        05/20/2006         (150,000)
   (3,750)   CHICAGO BRIDGE & IRON COMPANY NV CALL                    25.00        05/20/2006         (187,500)
   (3,650)   CHICAGO BRIDGE & IRON COMPANY NV CALL                    25.00        07/22/2006         (602,250)
   (1,600)   CHICAGO BRIDGE & IRON COMPANY NV CALL                    30.00        07/22/2006          (48,000)
     (100)   CHICAGO BRIDGE & IRON COMPANY NV CALL                    35.00        07/22/2006             (500)
   (1,300)   COHERENT INCORPORATED CALL                               30.00        05/20/2006         (871,000)
     (150)   COHERENT INCORPORATED CALL                               30.00        08/19/2006         (114,000)
     (100)   COHERENT INCORPORATED CALL                               35.00        06/17/2006          (31,000)
   (1,050)   COHERENT INCORPORATED CALL                               35.00        08/19/2006         (409,500)
      (50)   COHERENT INCORPORATED CALL                               40.00        08/19/2006           (8,000)

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
     (250)   COHERENT INCORPORATED CALL                             $ 40.00        11/18/2006    $     (62,500)
     (150)   COHERENT INCORPORATED CALL                               35.00        05/20/2006          (38,250)
     (250)   CV THERAPEUTICS INCORPORATED CALL                        20.00        05/20/2006          (15,000)
     (250)   CV THERAPEUTICS INCORPORATED CALL                        20.00        07/22/2006          (37,500)
     (550)   CV THERAPEUTICS INCORPORATED CALL                        22.50        07/22/2006          (30,250)
     (100)   CV THERAPEUTICS INCORPORATED CALL                        25.00        10/21/2006           (9,000)
     (500)   EARTHLINK INCORPORATED CALL                              10.00        07/22/2006          (22,500)
     (500)   EARTHLINK INCORPORATED CALL                              10.00        10/21/2006          (35,000)
   (1,550)   EGL INCORPORATED CALL                                    25.00        05/20/2006       (3,363,500)
     (200)   EGL INCORPORATED CALL                                    30.00        08/19/2006         (342,000)
     (500)   EGL INCORPORATED CALL                                    35.00        05/20/2006         (585,000)
     (100)   EGL INCORPORATED CALL                                    35.00        08/19/2006         (125,000)
     (200)   EGL INCORPORATED CALL                                    40.00        05/20/2006         (136,000)
     (100)   EGL INCORPORATED CALL                                    40.00        08/19/2006          (83,000)
     (200)   EGL INCORPORATED CALL                                    40.00        11/18/2006         (192,000)
     (200)   ENCORE WIRE CORPORATION CALL                             22.50        05/20/2006         (384,000)
   (1,000)   ENCORE WIRE CORPORATION CALL                             22.50        08/19/2006       (1,980,000)
   (2,650)   ENCORE WIRE CORPORATION CALL                             25.00        05/20/2006       (4,425,500)
   (1,350)   ENCORE WIRE CORPORATION CALL                             25.00        08/19/2006       (2,349,000)
   (2,688)   ENCORE WIRE CORPORATION CALL                             30.00        05/20/2006       (3,252,480)
     (700)   ENCORE WIRE CORPORATION CALL                             30.00        08/19/2006         (903,000)
     (550)   ENCORE WIRE CORPORATION CALL                             35.00        05/20/2006         (390,500)
     (300)   ENCORE WIRE CORPORATION CALL                             35.00        08/19/2006         (276,000)
     (200)   ENCORE WIRE CORPORATION CALL                             40.00        05/20/2006          (64,000)
     (665)   FOOT LOCKER INCORPORATED CALL                            22.50        05/20/2006          (73,150)
     (400)   FOOT LOCKER INCORPORATED CALL                            22.50        08/19/2006          (68,000)
     (450)   FOOT LOCKER INCORPORATED CALL                            25.00        08/19/2006          (24,750)
     (300)   FOREST OIL CORPORATION CALL                              35.00        05/20/2006          (63,000)
     (100)   FOREST OIL CORPORATION CALL                              35.00        08/19/2006          (37,000)
     (300)   FOREST OIL CORPORATION CALL                              40.00        05/20/2006         (363,000)
     (400)   FOREST OIL CORPORATION CALL                              40.00        08/19/2006          (56,000)
   (1,400)   FOREST OIL CORPORATION CALL                              45.00        05/20/2006       (1,022,000)
   (1,850)   FOREST OIL CORPORATION CALL                              50.00        05/20/2006         (555,000)
     (300)   FOREST OIL CORPORATION CALL                              50.00        08/19/2006         (159,000)
   (1,350)   FOREST OIL CORPORATION CALL                              55.00        05/20/2006          (74,250)
     (300)   FOREST OIL CORPORATION CALL                              55.00        08/19/2006          (96,000)
     (300)   FOREST OIL CORPORATION CALL                              60.00        08/19/2006          (36,000)
     (200)   GLAMIS GOLD LIMITED CALL                                 20.00        05/20/2006         (384,000)
   (2,348)   GLAMIS GOLD LIMITED CALL                                 22.50        05/20/2006       (3,897,680)
     (200)   GLAMIS GOLD LIMITED CALL                                 22.50        08/19/2006         (340,000)
   (3,300)   GLAMIS GOLD LIMITED CALL                                 25.00        05/20/2006       (4,785,000)
     (700)   GLAMIS GOLD LIMITED CALL                                 25.00        08/19/2006       (1,029,000)
   (9,496)   GLAMIS GOLD LIMITED CALL                                 30.00        05/20/2006       (8,546,400)
   (2,200)   GLAMIS GOLD LIMITED CALL                                 30.00        08/19/2006       (2,310,000)
     (371)   GLAMIS GOLD LIMITED CALL                                 30.00        11/18/2006         (426,650)
   (1,600)   GLAMIS GOLD LIMITED CALL                                 35.00        05/20/2006         (768,000)
   (2,350)   GLAMIS GOLD LIMITED CALL                                 35.00        08/19/2006       (1,583,900)
     (100)   GLAMIS GOLD LIMITED CALL                                 35.00        11/18/2006          (80,000)

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
   (3,000)   GLAMIS GOLD LIMITED CALL                               $ 40.00        08/19/2006    $  (1,200,000)
     (450)   GLAMIS GOLD LIMITED CALL                                 40.00        11/18/2006         (247,500)
     (500)   GLAMIS GOLD LIMITED CALL                                 45.00        08/19/2006         (110,000)
     (500)   GLOBAL INDUSTRIES LIMITED CALL                           15.00        06/17/2006          (82,500)
     (500)   GLOBAL INDUSTRIES LIMITED CALL                           15.00        09/16/2006         (117,500)
     (200)   GLOBAL INDUSTRIES LIMITED CALL                           17.50        09/16/2006          (20,000)
   (2,000)   GOLDCORP INCORPORATED CALL                               22.50        10/21/2006       (2,640,000)
      (50)   GOLDCORP INCORPORATED CALL                               25.00        07/22/2006          (51,500)
     (800)   GOLDCORP INCORPORATED CALL                               25.00        10/21/2006         (880,000)
   (1,000)   GOLDCORP INCORPORATED CALL                               27.50        07/22/2006         (820,000)
     (400)   GOLDCORP INCORPORATED CALL                               30.00        05/20/2006         (209,200)
   (1,300)   GOLDCORP INCORPORATED CALL                               30.00        07/22/2006         (819,000)
     (400)   GOLDCORP INCORPORATED CALL                               30.00        07/22/2006         (252,000)
     (325)   GOLDCORP INCORPORATED CALL                               30.00        10/21/2006         (240,500)
     (500)   GOLDCORP INCORPORATED CALL                               32.50        05/20/2006         (155,000)
     (400)   GOLDCORP INCORPORATED CALL                               32.50        07/22/2006         (180,000)
     (425)   GOLDCORP INCORPORATED CALL                               32.50        10/21/2006         (246,500)
     (400)   GOLDCORP INCORPORATED CALL                               35.00        07/22/2006         (124,000)
     (725)   GOLDCORP INCORPORATED CALL                               35.00        10/21/2006         (340,750)
   (1,025)   GOLDCORP INCORPORATED CALL                               37.50        10/21/2006         (366,950)
   (1,000)   HARMONY GOLD MINING COMPANY LIMITED ADR CALL             17.50        08/19/2006         (160,000)
     (100)   HARMONY GOLD MINING COMPANY LIMITED ADR CALL             15.00        08/19/2006          (30,000)
     (300)   HARMONY GOLD MINING COMPANY LIMITED ADR CALL             12.50        05/20/2006         (123,000)
     (500)   HARMONY GOLD MINING COMPANY LIMITED ADR CALL             17.50        05/20/2006          (27,500)
   (6,000)   HARMONY GOLD MINING COMPANY LIMITED ADR CALL             15.00        05/20/2006       (1,230,000)
     (400)   HELMERICH & PAYNE CALL                                   60.00        06/17/2006         (524,000)
     (700)   HELMERICH & PAYNE CALL                                   70.00        09/16/2006         (595,000)
     (300)   HELMERICH & PAYNE CALL                                   75.00        06/17/2006          (81,000)
     (200)   HELMERICH & PAYNE CALL                                   75.00        09/16/2006         (110,000)
     (400)   HELMERICH & PAYNE CALL                                   80.00        06/17/2006          (54,000)
     (550)   HELMERICH & PAYNE CALL                                   80.00        09/16/2006         (198,000)
     (950)   HELMERICH & PAYNE INCORPORATED CALL                      65.00        06/17/2006         (826,500)
     (250)   HELMERICH & PAYNE INCORPORATED CALL                      70.00        06/17/2006         (122,500)
     (200)   HYDRIL COMPANY CALL                                      60.00        06/17/2006         (408,000)
     (200)   HYDRIL COMPANY CALL                                      60.00        09/16/2006         (438,000)
     (350)   HYDRIL COMPANY CALL                                      65.00        06/17/2006         (549,500)
     (500)   HYDRIL COMPANY CALL                                      70.00        06/17/2006         (570,000)
     (250)   HYDRIL COMPANY CALL                                      75.00        09/16/2006         (270,000)
     (300)   HYDRIL COMPANY CALL                                      80.00        06/17/2006         (150,000)
     (200)   HYDRIL COMPANY CALL                                      80.00        09/16/2006         (162,000)
     (400)   HYDRIL COMPANY CALL                                      85.00        06/17/2006         (128,000)
     (196)   INPUT OUTPUT INCORPORATED CALL                            7.50        05/20/2006          (49,980)
     (500)   INPUT OUTPUT INCORPORATED CALL                           10.00        08/19/2006          (50,000)
     (300)   INTEROIL CORPORATION CALL                                12.50        05/20/2006          (48,000)
     (250)   INTEROIL CORPORATION CALL                                12.50        06/17/2006          (50,000)
   (1,250)   INTEROIL CORPORATION CALL                                15.00        05/20/2006          (68,750)
     (800)   INTEROIL CORPORATION CALL                                15.00        06/17/2006          (76,000)
   (1,150)   INTEROIL CORPORATION CALL                                17.50        06/17/2006          (51,750)

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
     (200)   IPSCO INCORPORATED CALL                                $ 70.00        06/17/2006    $    (670,000)
     (700)   IPSCO INCORPORATED CALL                                  75.00        06/17/2006       (2,002,000)
     (550)   IPSCO INCORPORATED CALL                                  75.00        09/16/2006       (1,666,500)
   (2,700)   IPSCO INCORPORATED CALL                                  80.00        06/17/2006       (6,426,000)
     (783)   IPSCO INCORPORATED CALL                                  80.00        09/16/2006       (2,035,800)
   (1,900)   IPSCO INCORPORATED CALL                                  85.00        06/17/2006       (3,629,000)
     (100)   IPSCO INCORPORATED CALL                                  85.00        09/16/2006         (220,000)
     (100)   IPSCO INCORPORATED CALL                                  90.00        09/16/2006         (180,000)
     (100)   IPSCO INCORPORATED CALL                                  95.00        09/16/2006         (150,000)
      (50)   IPSCO INCORPORATED CALL                                  95.00        12/16/2006          (90,000)
     (700)   IPSCO INCORPORATED CALL                                 100.00        09/16/2006         (854,000)
     (100)   JARDEN CORPORATION CALL                                  25.00        07/22/2006          (93,000)
     (300)   JARDEN CORPORATION CALL                                  25.00        10/21/2006         (297,000)
     (300)   JARDEN CORPORATION CALL                                  30.00        05/20/2006         (132,000)
     (850)   JARDEN CORPORATION CALL                                  30.00        07/22/2006         (425,000)
     (300)   JARDEN CORPORATION CALL                                  30.00        10/21/2006         (180,000)
     (150)   JARDEN CORPORATION CALL                                  35.00        05/20/2006          (13,500)
     (155)   JARDEN CORPORATION CALL                                  35.00        06/17/2006          (25,575)
     (400)   JARDEN CORPORATION CALL                                  35.00        07/22/2006          (84,000)
     (150)   JARDEN CORPORATION CALL                                  35.00        10/21/2006          (51,000)
     (100)   MANOR CARE INCORPORATED CALL                             35.00        05/20/2006          (88,000)
     (500)   MANOR CARE INCORPORATED CALL                             40.00        05/20/2006         (195,000)
     (150)   MANOR CARE INCORPORATED CALL                             40.00        08/19/2006          (67,500)
     (325)   MARTEK BIOSCIENCES CORPORATION CALL                      30.00        06/17/2006          (69,875)
     (250)   MARTEK BIOSCIENCES CORPORATION CALL                      30.00        09/16/2006          (90,000)
     (975)   MATRIX SERVICE COMPANY CALL                              10.00        05/20/2006         (117,000)
     (800)   MCMORAN EXPLORATION COMPANY CALL                         20.00        05/20/2006           (4,000)
     (200)   MCMORAN EXPLORATION COMPANY CALL                         22.50        05/20/2006           (2,000)
     (400)   MERIDIAN GOLD INCORPORATED CALL                          20.00        07/22/2006         (508,000)
     (500)   MERIDIAN GOLD INCORPORATED CALL                          22.50        07/22/2006         (485,000)
     (200)   MERIDIAN GOLD INCORPORATED CALL                          22.50        10/21/2006         (224,000)
     (800)   MERIDIAN GOLD INCORPORATED CALL                          25.00        07/22/2006         (664,000)
     (800)   MERIDIAN GOLD INCORPORATED CALL                          25.00        10/21/2006         (744,000)
   (1,950)   MERIDIAN GOLD INCORPORATED CALL                          30.00        05/20/2006         (624,000)
   (2,300)   MERIDIAN GOLD INCORPORATED CALL                          30.00        07/22/2006         (989,000)
     (350)   MERIDIAN GOLD INCORPORATED CALL                          30.00        10/21/2006         (199,500)
     (900)   MERIDIAN GOLD INCORPORATED CALL                          35.00        07/22/2006         (175,500)
     (550)   MERIDIAN GOLD INCORPORATED CALL                          35.00        10/21/2006         (187,000)
     (500)   MPS GROUP INCORPORATED CALL                              15.00        06/17/2006          (47,500)
     (700)   NEWFIELD EXPLORATION CALL                                40.00        05/20/2006         (343,000)
     (200)   NEWFIELD EXPLORATION COMPANY CALL                        40.00        06/17/2006         (112,000)
     (500)   NEWFIELD EXPLORATION COMPANY CALL                        40.00        09/16/2006         (365,000)
     (500)   NEWFIELD EXPLORATION COMPANY CALL                        45.00        05/20/2006          (75,000)
     (700)   NEWFIELD EXPLORATION COMPANY CALL                        45.00        09/16/2006         (315,000)
     (200)   NEWFIELD EXPLORATION COMPANY CALL                        50.00        09/16/2006          (55,000)
     (100)   NEWFIELD EXPLORATION CORPORATION CALL                    35.00        06/17/2006          (98,000)
     (400)   NEWFIELD EXPLORATION CORPORATION CALL                    45.00        06/17/2006         (108,000)

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
   (1,700)   NOBLE ENERGY INCORPORATED CALL                         $ 45.00        05/20/2006    $    (255,000)
     (150)   NOBLE ENERGY INCORPORATED CALL                           45.00        06/17/2006          (35,250)
   (1,900)   NOBLE ENERGY INCORPORATED CALL                           45.00        08/19/2006         (684,000)
     (300)   NOBLE ENERGY INCORPORATED CALL                           50.00        05/20/2006           (7,500)
     (650)   NOBLE ENERGY INCORPORATED CALL                           50.00        08/19/2006          (91,000)
     (200)   NOBLE ENERGY INCORPORATED CALL                           50.00        11/18/2006          (55,000)
     (400)   OCEANEERING INTERNATIONAL INCORPORATED CALL              50.00        10/21/2006         (556,000)
   (1,000)   OCEANEERING INTERNATIONAL INCORPORATED CALL              55.00        05/20/2006         (630,000)
   (1,550)   OCEANEERING INTERNATIONAL INCORPORATED CALL              55.00        07/22/2006       (1,240,000)
     (500)   OCEANEERING INTERNATIONAL INCORPORATED CALL              60.00        05/20/2006         (125,000)
   (1,900)   OCEANEERING INTERNATIONAL INCORPORATED CALL              60.00        07/22/2006         (874,000)
     (100)   OCEANEERING INTERNATIONAL INCORPORATED CALL              60.00        10/21/2006          (67,000)
     (200)   OCEANEERING INTERNATIONAL INCORPORATED CALL              65.00        07/22/2006          (48,000)
     (500)   OM GROUP INCORPORATED CALL                               20.00        06/17/2006         (460,000)
     (500)   OM GROUP INCORPORATED CALL                               22.50        06/17/2006         (315,000)
     (100)   OM GROUP INCORPORATED CALL                               25.00        05/20/2006          (36,000)
     (300)   OM GROUP INCORPORATED CALL                               25.00        06/17/2006         (126,000)
     (200)   OM GROUP INCORPORATED CALL                               25.00        09/16/2006         (110,000)
     (300)   OM GROUP INCORPORATED CALL                               30.00        06/17/2006          (39,000)
     (100)   OM GROUP INCORPORATED CALL                               30.00        09/16/2006          (28,500)
     (265)   OMNICARE INCORPORATED CALL                               47.50        06/17/2006         (254,400)
     (100)   OMNICARE INCORPORATED CALL                               50.00        06/17/2006          (76,000)
      (83)   OMNICARE INCORPORATED CALL                               50.00        09/16/2006          (75,530)
     (100)   OMNICARE INCORPORATED CALL                               52.50        05/20/2006          (46,000)
   (2,350)   ORASURE TECHNOLOGIES INCORPORATED CALL                   10.00        07/22/2006         (340,750)
     (425)   ORASURE TECHNOLOGIES INCORPORATED CALL                   12.50        07/22/2006          (17,000)
   (1,500)   ORASURE TECHNOLOGIES INCORPORATED CALL                   12.50        10/21/2006         (142,500)
     (500)   OSI SYSTEMS INCORPORATED CALL                            20.00        05/20/2006          (20,000)
     (100)   OSI SYSTEMS INCORPORATED CALL                            22.50        05/20/2006             (100)
     (100)   OSI SYSTEMS INCORPORATED CALL                            22.50        07/22/2006           (5,000)
     (300)   OSI SYSTEMS INCORPORATED CALL                            25.00        10/21/2006          (10,500)
     (200)   OSI SYSTEMS INCORPORATED CALL                            25.00        07/22/2006           (2,000)
     (500)   PARKER DRILLING COMPANY CALL                             12.50        07/22/2006           (2,500)
     (500)   PARKER DRILLING COMPANY CALL                             12.50        10/21/2006          (15,000)
     (150)   PAYLESS SHOESOURCE INCORPORATED CALL                     22.50        05/20/2006          (15,000)
     (200)   PAYLESS SHOESOURCE INCORPORATED CALL                     22.50        06/17/2006          (30,000)
     (100)   PAYLESS SHOESOURCE INCORPORATED CALL                     25.00        06/17/2006           (4,500)
     (300)   PAYLESS SHOESOURCE INCORPORATED CALL                     25.00        09/16/2006          (40,500)
     (750)   PIONEER NATURAL RESOURCES COMPANY CALL                   45.00        05/20/2006          (82,500)
     (500)   PIONEER NATURAL RESOURCES COMPANY CALL                   45.00        06/17/2006         (105,000)
     (200)   PIONEER NATURAL RESOURCES COMPANY CALL                   40.00        05/20/2006          (70,000)
     (100)   PIONEER NATURAL RESOURCES COMPANY CALL                   40.00        06/17/2006          (48,000)
     (400)   PIONEER NATURAL RESOURCES COMPANY CALL                   50.00        09/16/2006          (68,000)
   (1,000)   POLYONE CORPORATION CALL                                 10.00        08/19/2006          (50,000)
     (300)   PORTALPLAYER INCORPORATED CALL                           10.00        06/17/2006          (52,500)
     (200)   PORTALPLAYER INCORPORATED CALL                           10.00        08/19/2006          (42,000)
     (900)   PORTALPLAYER INCORPORATED CALL                           12.50        05/20/2006          (36,000)

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
   (1,000)   PORTALPLAYER INCORPORATED CALL                         $ 12.50        06/17/2006    $     (60,000)
     (550)   PORTALPLAYER INCORPORATED CALL                           12.50        08/19/2006          (49,500)
     (500)   PORTALPLAYER INCORPORATED CALL                           15.00        08/19/2006          (22,500)
     (550)   PRIDE INTERNATIONAL INCORPORATED CALL                    25.00        07/22/2006         (555,500)
     (200)   PRIDE INTERNATIONAL INCORPORATED CALL                    25.00        10/21/2006         (214,000)
     (200)   PRIDE INTERNATIONAL INCORPORATED CALL                    30.00        07/22/2006         (112,000)
     (300)   PRIDE INTERNATIONAL INCORPORATED CALL                    30.00        10/21/2006         (201,000)
     (300)   PRIDE INTERNATIONAL INCORPORATED CALL                    35.00        05/20/2006          (31,500)
     (500)   PRIDE INTERNATIONAL INCORPORATED CALL                    35.00        07/22/2006         (122,500)
     (400)   PRIDE INTERNATIONAL INCORPORATED CALL                    35.00        10/21/2006         (148,000)
     (200)   PRIDE INTERNATIONAL INCORPORATED CALL                    40.00        07/22/2006          (14,000)
   (1,500)   PROGRESSIVE GAMING INTERNATIONAL CORPORATION CALL        10.00        09/16/2006         (262,500)
   (1,200)   RANDGOLD RESOURCES LIMITED ADR CALL                      20.00        06/17/2006         (564,000)
     (800)   RANDGOLD RESOURCES LIMITED ADR CALL                      25.00        06/17/2006         (128,000)
     (300)   RANDGOLD RESOURCES LIMITED ADR CALL                      22.50        05/20/2006          (70,500)
     (900)   RANDGOLD RESOURCES LIMITED ADR CALL                      22.50        06/17/2006         (229,500)
   (1,100)   RANDGOLD RESOURCES LIMITED ADR CALL                      22.50        09/16/2006         (429,000)
   (2,000)   RANDGOLD RESOURCES LIMITED ADR CALL                      25.00        09/16/2006         (520,000)
   (3,800)   RANGE RESOURCES CORPORATION CALL                         25.00        06/17/2006         (912,000)
     (500)   RANGE RESOURCES CORPORATION CALL                         26.63        06/17/2006         (108,750)
     (800)   RANGE RESOURCES CORPORATION CALL                         30.00        05/20/2006          (12,000)
   (3,000)   RANGE RESOURCES CORPORATION CALL                         30.00        06/17/2006         (150,000)
   (1,750)   RANGE RESOURCES CORPORATION CALL                         30.00        09/16/2006         (245,000)
     (600)   RANGE RESOURCES CORPORATION CALL                         35.00        09/16/2006          (30,000)
     (200)   REMINGTON OIL & GAS CORPORATION CALL                     40.00        06/17/2006          (76,000)
     (150)   R.H. DONNELLEY CORPORATION CALL                          60.00        05/20/2006             (750)
      (85)   SHARPER IMAGE CORPORATION CALL                           10.00        05/20/2006          (41,650)
     (500)   SMITH INTERNATIONAL INCORPORATED CALL                    35.00        07/22/2006         (395,000)
     (100)   SMITH INTERNATIONAL INCORPORATED CALL                    37.50        07/22/2006          (59,000)
     (100)   SMITH INTERNATIONAL INCORPORATED CALL                    40.00        05/20/2006          (33,000)
     (200)   SMITH INTERNATIONAL INCORPORATED CALL                    40.00        07/22/2006          (88,000)
     (150)   SMITH INTERNATIONAL INCORPORATED CALL                    42.50        07/22/2006          (41,250)
     (200)   SMITH INTERNATIONAL INCORPORATED CALL                    45.00        06/17/2006          (29,000)
     (100)   SMITH INTERNATIONAL INCORPORATED CALL                    45.00        07/22/2006          (18,000)
     (377)   STAMPS.COM INCORPORATED CALL                             25.00        05/20/2006         (139,490)
     (490)   STEEL DYNAMICS INCORPORATED CALL                         30.00        05/20/2006       (1,577,800)
     (944)   STEEL DYNAMICS INCORPORATED CALL                         35.00        05/20/2006       (2,567,680)
   (2,200)   STEEL DYNAMICS INCORPORATED CALL                         40.00        05/20/2006       (4,906,000)
   (1,150)   STEEL DYNAMICS INCORPORATED CALL                         45.00        05/20/2006       (2,001,000)
     (170)   STEEL DYNAMICS INCORPORATED CALL                         45.00        11/18/2006         (334,900)
     (700)   STEEL DYNAMICS INCORPORATED CALL                         50.00        05/20/2006         (840,000)
   (1,200)   STEEL DYNAMICS INCORPORATED CALL                         50.00        08/19/2006       (1,716,000)
   (1,000)   STEEL DYNAMICS INCORPORATED CALL                         55.00        08/19/2006       (1,090,000)
     (350)   STEEL DYNAMICS INCORPORATED CALL                         60.00        08/19/2006         (262,500)
     (200)   STEEL DYNAMICS INCORPORATED CALL                         65.00        05/20/2006          (30,000)
     (430)   STONE ENERGY CORPORATION CALL                            50.00        06/17/2006          (64,500)
   (1,150)   STONE ENERGY CORPORATION CALL                            50.00        09/16/2006         (379,500)
   (1,550)   STONE ENERGY CORPORATION CALL                            55.00        09/16/2006         (232,500)

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS                                                        STRIKE PRICE   EXPIRATION DATE       VALUE
WRITTEN OPTIONS (CONTINUED)
     (500)   STONE ENERGY CORPORATION CALL                          $ 60.00        09/16/2006    $     (35,000)
     (150)   SYMBOL TECHNOLOGIES INCORPORATED CALL                    10.00        07/22/2006          (18,000)
     (525)   SYMBOL TECHNOLOGIES INCORPORATED CALL                    12.50        07/22/2006          (13,125)
     (150)   TOO INCORPORATED CALL                                    40.00        08/19/2006          (40,500)
   (1,998)   TOREADOR RESOURCES CORPORATION CALL                      25.00        06/17/2006       (1,198,800)
   (1,175)   TRANSOCEAN INCORPORATED CALL                             65.00        05/20/2006       (1,915,250)
   (1,943)   TRANSOCEAN INCORPORATED CALL                             70.00        05/20/2006       (2,234,450)
     (300)   TRANSOCEAN INCORPORATED CALL                             75.00        05/20/2006         (216,000)
     (250)   TRANSOCEAN INCORPORATED CALL                             80.00        05/20/2006          (96,000)
   (1,000)   UNITED STATES STEEL CORPORATION CALL                     40.00        07/22/2006       (2,860,000)
   (1,000)   UNITED STATES STEEL CORPORATION CALL                     45.00        07/22/2006       (2,370,000)
     (775)   UNITED STATES STEEL CORPORATION CALL                     50.00        07/22/2006       (1,488,000)
   (1,000)   UNITED STATES STEEL CORPORATION CALL                     55.00        05/20/2006       (1,320,000)
     (548)   UNITED STATES STEEL CORPORATION CALL                     55.00        07/22/2006         (794,600)
     (800)   UNITED STATES STEEL CORPORATION CALL                     55.00        10/21/2006       (1,280,000)
   (1,000)   UNITED STATES STEEL CORPORATION CALL                     60.00        05/20/2006         (890,000)
   (1,000)   UNITED STATES STEEL CORPORATION CALL                     60.00        07/22/2006       (1,070,000)
   (1,500)   UNITED STATES STEEL CORPORATION CALL                     60.00        10/21/2006       (1,890,000)
     (600)   UNITED STATES STEEL CORPORATION CALL                     65.00        07/22/2006         (432,000)
     (300)   VIGNETTE CORPORATION CALL                                15.00        06/17/2006          (39,000)
     (200)   VISHAY INTERTECHNOLOGY INCORPORATED CALL                 12.50        07/22/2006          (66,000)
     (800)   VISHAY INTERTECHNOLOGY INCORPORATED CALL                 15.00        10/21/2006         (140,000)
     (500)   WILLBROS GROUP INCORPORATED CALL                         20.00        06/17/2006         (115,000)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(100,457,974))                                          (170,814,040)
                                                                                                 -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                          STATEMENTS OF ASSETS AND LIABILITIES--
                                                      APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             C&B MID CAP              COMMON
                                                                              VALUE FUND          STOCK FUND
------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ....................................  $    773,746,738   $   1,157,218,572
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........................       185,950,762         157,034,441
   INVESTMENTS IN AFFILIATES .........................................         4,952,261         120,117,078
                                                                        ----------------   -----------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................       964,649,761       1,434,370,091
                                                                        ----------------   -----------------
   CASH ..............................................................                 0           2,504,666
   RECEIVABLE FOR FUND SHARES ISSUED .................................        25,232,509              66,849
   RECEIVABLE FOR INVESTMENTS SOLD ...................................            55,566           3,644,917
   RECEIVABLES FOR DIVIDENDS AND INTEREST ............................           417,281           1,201,150
   RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...................                 0             418,731
   PREPAID EXPENSES AND OTHER ASSETS .................................                 0                   0
                                                                        ----------------   -----------------
TOTAL ASSETS .........................................................       990,355,117       1,442,206,404
                                                                        ----------------   -----------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ..........................................                 0           1,337,000
   PAYABLE FOR FUND SHARES REDEEMED ..................................           130,689             178,544
   PAYABLE FOR INVESTMENTS PURCHASED .................................         3,204,560          22,984,552
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .............           481,592             735,759
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...........           163,501             293,969
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ............................       185,950,762         157,034,441
   ACCRUED EXPENSES AND OTHER LIABILITIES ............................            13,580             152,871
                                                                        ----------------   -----------------
TOTAL LIABILITIES ....................................................       189,944,684         182,717,136
                                                                        ----------------   -----------------
TOTAL NET ASSETS .....................................................  $    800,410,433   $   1,259,489,268
                                                                        ================   =================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...................................................  $    644,435,840   $     813,417,966
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................         1,480,976          (1,685,182)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............        35,373,276         112,401,169
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
     FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
     DENOMINATED IN FOREIGN CURRENCIES ...............................       119,120,341         335,412,270
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP
     AGREEMENTS, AND SHORT SALES .....................................                 0             (56,955)
                                                                        ----------------   -----------------
TOTAL NET ASSETS .....................................................  $    800,410,433   $   1,259,489,268
                                                                        ----------------   -----------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ..............................................  $     34,708,286   $      69,694,745
   SHARES OUTSTANDING - CLASS A ......................................         1,567,349           2,948,980
   NET ASSET VALUE PER SHARE - CLASS A ...............................  $          22.14   $           23.63
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .....................  $          23.49   $           25.07
   NET ASSETS - CLASS B ..............................................  $     14,243,757   $      37,197,936
   SHARES OUTSTANDING - CLASS B ......................................           652,023           1,648,563
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ............  $          21.85   $           22.56
   NET ASSETS - CLASS C ..............................................  $      9,474,429   $      20,854,105
   SHARES OUTSTANDING - CLASS C ......................................           433,579             924,477
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............  $          21.85   $           22.56
   NET ASSETS - CLASS D ..............................................  $    539,346,105                 N/A
   SHARES OUTSTANDING - CLASS D ......................................        24,294,483                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D ............  $          22.20                 N/A
   NET ASSETS - CLASS Z ..............................................               N/A   $   1,131,742,482
   SHARES OUTSTANDING - CLASS Z ......................................               N/A          47,217,400
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ............               N/A   $           23.97
   NET ASSETS - ADMINISTRATOR CLASS ..................................  $    144,413,830                 N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................         6,491,450                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR
     CLASS ...........................................................  $          22.25                 N/A
   NET ASSETS - INSTITUTIONAL CLASS ..................................  $     58,224,026                 N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................         2,610,732                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL
     CLASS ...........................................................  $          22.30                 N/A
                                                                        ----------------   -----------------
INVESTMENTS AT COST ..................................................  $    845,529,420   $   1,099,252,338
                                                                        ----------------   -----------------
SECURITIES ON LOAN, AT MARKET VALUE ..................................  $    179,638,351   $     165,288,487
                                                                        ----------------   -----------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .................................  $              0   $       1,154,114
                                                                        ================   =================

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENT OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--
APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                  MID CAP          SMALL CAP
                                                                              GROWTH FUND        GROWTH FUND
-----------------------------------------------------------------------------------------   ----------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ....................................  $     187,265,633   $    295,958,693
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........................         33,079,219         77,575,929
   INVESTMENTS IN AFFILIATES .........................................          2,530,557          4,868,796
                                                                        -----------------   ----------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................        222,875,409        378,403,418
                                                                        -----------------   ----------------
   CASH ..............................................................             50,000             50,000
   RECEIVABLE FOR FUND SHARES ISSUED .................................            136,244            245,433
   RECEIVABLE FOR INVESTMENTS SOLD ...................................          5,490,418          4,888,108
   RECEIVABLES FOR DIVIDENDS AND INTEREST ............................             35,575             29,783
   RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...................                  0                  0
   PREPAID EXPENSES AND OTHER ASSETS .................................                  0                  0
                                                                        -----------------   ----------------
TOTAL ASSETS .........................................................        228,587,646        383,616,742
                                                                        -----------------   ----------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ..........................................                  0                  0
   PAYABLE FOR FUND SHARES REDEEMED ..................................             39,617             85,918
   PAYABLE FOR INVESTMENTS PURCHASED .................................          4,500,369          6,792,883
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .............            120,235            171,877
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...........             46,644             69,984
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ............................         33,079,220         77,575,929
   ACCRUED EXPENSES AND OTHER LIABILITIES ............................             10,264             23,079
                                                                        -----------------   ----------------
TOTAL LIABILITIES ....................................................         37,796,349         84,719,670
                                                                        -----------------   ----------------
TOTAL NET ASSETS .....................................................  $     190,791,297   $    298,897,072
                                                                        =================   ================
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------   ----------------
   PAID-IN CAPITAL ...................................................  $     156,303,059   $    251,101,697
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................           (541,717)        (1,574,179)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............          6,792,711          8,395,783
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
     FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
     DENOMINATED IN FOREIGN CURRENCIES ...............................         28,237,244         40,973,771
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP
     AGREEMENTS, AND SHORT SALES .....................................                  0                  0
                                                                        -----------------   ----------------
TOTAL NET ASSETS .....................................................  $     190,791,297   $    298,897,072
                                                                        -----------------   ----------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------   ----------------
   NET ASSETS - CLASS A ..............................................  $     121,677,828   $    115,963,525
   SHARES OUTSTANDING - CLASS A ......................................         17,340,804          8,118,369
   NET ASSET VALUE PER SHARE - CLASS A ...............................  $            7.02   $          14.28
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .....................  $            7.45   $          15.15
   NET ASSETS - CLASS B ..............................................  $       8,917,581   $     23,433,178
   SHARES OUTSTANDING - CLASS B ......................................          1,330,012          1,679,685
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ............  $            6.70   $          13.95
   NET ASSETS - CLASS C ..............................................  $       2,084,255   $      6,953,515
   SHARES OUTSTANDING - CLASS C ......................................            311,207            497,835
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............  $            6.70   $          13.97
   NET ASSETS - CLASS D ..............................................                N/A                N/A
   SHARES OUTSTANDING - CLASS D ......................................                N/A                N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D ............                N/A                N/A
   NET ASSETS - CLASS Z ..............................................  $      58,111,633   $     41,144,211
   SHARES OUTSTANDING - CLASS Z ......................................          8,297,346          2,886,256
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ............  $            7.00   $          14.26
   NET ASSETS - ADMINISTRATOR CLASS ..................................                N/A   $     62,633,965
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................                N/A          4,359,748
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR
     CLASS ...........................................................                N/A   $          14.37
   NET ASSETS - INSTITUTIONAL CLASS ..................................                N/A   $     48,768,678
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................                N/A          3,383,374
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL
     CLASS ...........................................................                N/A   $          14.41
                                                                        -----------------   ----------------
INVESTMENTS AT COST ..................................................  $     194,638,165   $    337,429,648
                                                                        -----------------   ----------------
SECURITIES ON LOAN, AT MARKET VALUE ..................................  $      35,626,841   $     77,616,983
                                                                        -----------------   ----------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .................................  $               0   $              0
                                                                        =================   ================
                                                                                SMALL CAP
                                                                            OPPORTUNITIES           SMALL CAP
                                                                                     FUND          VALUE FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ....................................  $     757,778,570   $   2,379,320,804
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........................        164,417,574                   0
   INVESTMENTS IN AFFILIATES .........................................         83,312,284       1,335,540,991
                                                                        -----------------   -----------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...................      1,005,508,428       3,714,861,795
                                                                        -----------------   -----------------
   CASH ..............................................................             50,000                   0
   RECEIVABLE FOR FUND SHARES ISSUED .................................          1,386,834           2,567,507
   RECEIVABLE FOR INVESTMENTS SOLD ...................................          7,068,316          11,561,374
   RECEIVABLES FOR DIVIDENDS AND INTEREST ............................            490,296           3,251,275
   RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...................                  0                   0
   PREPAID EXPENSES AND OTHER ASSETS .................................                  0              93,496
                                                                        -----------------   -----------------
TOTAL ASSETS .........................................................      1,014,503,874       3,732,335,447
                                                                        -----------------   -----------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ..........................................                  0         170,814,040
   PAYABLE FOR FUND SHARES REDEEMED ..................................             27,294           1,720,411
   PAYABLE FOR INVESTMENTS PURCHASED .................................         12,195,782          18,258,699
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .............            606,444           3,506,401
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...........            169,383             854,560
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ............................        164,417,574                   0
   ACCRUED EXPENSES AND OTHER LIABILITIES ............................             17,235                   0
                                                                        -----------------   -----------------
TOTAL LIABILITIES ....................................................        177,433,712         195,154,111
                                                                        -----------------   -----------------
TOTAL NET ASSETS .....................................................  $     837,070,162   $   3,537,181,336
                                                                        =================   =================
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...................................................  $     628,485,322   $   2,441,210,829
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................           (875,457)        (16,445,861)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .............         65,290,294          61,127,033
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
     FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
     DENOMINATED IN FOREIGN CURRENCIES ...............................        144,170,003       1,121,645,401
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS,
     SWAP AGREEMENTS, AND
     SHORT SALES .....................................................                  0         (70,356,066)
                                                                        -----------------   -----------------
TOTAL NET ASSETS .....................................................  $     837,070,162   $   3,537,181,336
                                                                        -----------------   -----------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ..............................................                N/A   $     697,315,770
   SHARES OUTSTANDING - CLASS A ......................................                N/A          21,141,727
   NET ASSET VALUE PER SHARE - CLASS A ...............................                N/A   $           32.98
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .....................                N/A   $           34.99
   NET ASSETS - CLASS B ..............................................                N/A   $     143,146,186
   SHARES OUTSTANDING - CLASS B ......................................                N/A           4,557,797
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ............                N/A   $           31.41
   NET ASSETS - CLASS C ..............................................                N/A   $     157,995,635
   SHARES OUTSTANDING - CLASS C ......................................                N/A           5,018,480
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ............                N/A   $           31.48
   NET ASSETS - CLASS D ..............................................                N/A                 N/A
   SHARES OUTSTANDING - CLASS D ......................................                N/A                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D ............                N/A                 N/A
   NET ASSETS - CLASS Z ..............................................                N/A   $   2,538,723,745
   SHARES OUTSTANDING - CLASS Z ......................................                N/A          76,199,492
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ............                N/A   $           33.32
   NET ASSETS - ADMINISTRATOR CLASS ..................................  $     837,070,162                 N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..........................         22,152,608                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
     ADMINISTRATOR CLASS .............................................  $           37.79                 N/A
   NET ASSETS - INSTITUTIONAL CLASS ..................................                N/A                 N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ..........................                N/A                 N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
     INSTITUTIONAL CLASS .............................................                N/A                 N/A
                                                                        -----------------   -----------------
INVESTMENTS AT COST ..................................................  $     861,338,425   $   2,593,216,745
                                                                        -----------------   -----------------
SECURITIES ON LOAN, AT MARKET VALUE ..................................  $     165,424,652   $               0
                                                                        -----------------   -----------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .................................  $               0   $     100,457,974
                                                                        =================   =================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                      STATEMENTS OF OPERATIONS--
                             FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             C&B MID CAP              COMMON
                                                                              VALUE FUND          STOCK FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ......................................................  $      5,552,417   $       4,452,055
   INTEREST ..........................................................             1,240              30,043
   INCOME FROM AFFILIATED SECURITIES .................................           357,860           1,788,577
   SECURITIES LENDING INCOME, NET ....................................           211,236              37,589
                                                                        ----------------   -----------------
TOTAL INVESTMENT INCOME ..............................................         6,122,753           6,308,264
                                                                        ----------------   -----------------
EXPENSES
   ADVISORY FEES .....................................................         2,671,276           4,280,278
   ADMINISTRATION FEES
     FUND LEVEL ......................................................           181,950             300,643
     CLASS A .........................................................            43,179              93,263
     CLASS B .........................................................            18,005              50,800
     CLASS C .........................................................            11,760              28,749
     CLASS D .........................................................           684,316                 N/A
     CLASS Z .........................................................               N/A           2,428,054
     ADMINISTRATOR CLASS .............................................            64,672                 N/A
     INSTITUTIONAL CLASS .............................................            23,023                 N/A
   CUSTODY FEES ......................................................            72,780             120,257
   SHAREHOLDER SERVICING FEES ........................................           837,804           1,503,215
   ACCOUNTING FEES ...................................................            41,897              56,715
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .........................................................            48,228             136,072
     CLASS C .........................................................            31,499              77,006
   PROFESSIONAL FEES .................................................            34,036              26,034
   REGISTRATION FEES .................................................            91,182              17,103
   SHAREHOLDER REPORTS ...............................................           133,141              28,777
   TRUSTEES' FEES ....................................................             3,687               3,687
   OTHER FEES AND EXPENSES ...........................................             9,952               9,116
                                                                        ----------------   -----------------
TOTAL EXPENSES .......................................................         5,002,387           9,159,769
                                                                        ----------------   -----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................          (503,485)         (1,177,757)
   NET EXPENSES ......................................................         4,498,902           7,982,012
                                                                        ----------------   -----------------
NET INVESTMENT INCOME (LOSS) .........................................         1,623,851          (1,673,748)
                                                                        ----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ....................................................        37,884,560         120,452,559
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0            (310,692)
                                                                        ----------------   -----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................        37,884,560         120,141,867
                                                                        ----------------   -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ....................................................        68,397,668          80,906,337
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0             (68,389)
                                                                        ----------------   -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS .......................................................        68,397,668          80,837,948
                                                                        ================   =================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............       106,282,228         200,979,815
                                                                        ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ........................................................  $    107,906,079   $     199,306,067
                                                                        ================   =================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................  $              0   $           4,822

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                 MID CAP           SMALL CAP
                                                                             GROWTH FUND         GROWTH FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ......................................................  $        672,113   $         106,722
   INTEREST ..........................................................               489                   0
   INCOME FROM AFFILIATED SECURITIES .................................            62,666              69,155
   SECURITIES LENDING INCOME, NET ....................................            50,865             108,361
                                                                        ----------------   -----------------
TOTAL INVESTMENT INCOME ..............................................           786,133             284,238
                                                                        ----------------   -----------------
EXPENSES
   ADVISORY FEES .....................................................           666,525           1,204,182
   ADMINISTRATION FEES
     FUND LEVEL ......................................................            44,435              66,899
     CLASS A .........................................................           159,040             147,362
     CLASS B .........................................................            11,950              31,056
     CLASS C .........................................................             2,508               8,902
     CLASS D .........................................................               N/A                 N/A
     CLASS Z .........................................................           121,081              85,162
     ADMINISTRATOR CLASS .............................................               N/A              28,610
     INSTITUTIONAL CLASS .............................................               N/A              15,490
   CUSTODY FEES ......................................................            17,774              26,760
   SHAREHOLDER SERVICING FEES ........................................           222,176             286,087
   ACCOUNTING FEES ...................................................            17,070              31,082
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .........................................................            32,009              83,185
     CLASS C .........................................................             6,717              23,845
   PROFESSIONAL FEES .................................................            11,235               7,292
   REGISTRATION FEES .................................................            48,002              63,571
   SHAREHOLDER REPORTS ...............................................            51,612              73,882
   TRUSTEES' FEES ....................................................             3,687               3,687
   OTHER FEES AND EXPENSES ...........................................             3,476               4,805
                                                                        ----------------   -----------------
TOTAL EXPENSES .......................................................         1,419,297           2,191,859
                                                                        ----------------   -----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................           (91,447)           (333,442)
   NET EXPENSES ......................................................         1,327,850           1,858,417
                                                                        ----------------   -----------------
NET INVESTMENT INCOME (LOSS) .........................................          (541,717)         (1,574,179)
                                                                        ----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .....................................................        19,876,944          37,172,935
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0                   0
                                                                        ----------------   -----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................        19,876,944          37,172,935
                                                                        ----------------   -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .....................................................        12,996,347          26,907,788
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0                   0
                                                                        ----------------   -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS .......................................................        12,996,347          26,907,788
                                                                        ================   =================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............        32,873,291          64,080,723
                                                                        ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ........................................................  $     32,331,574   $      62,506,544
                                                                        ================   =================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................  $              0   $               0

                                                                               SMALL CAP
                                                                           OPPORTUNITIES           SMALL CAP
                                                                                    FUND          VALUE FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ......................................................         2,299,211   $       6,244,909
   INTEREST ..........................................................             1,063              27,495
   INCOME FROM AFFILIATED SECURITIES .................................         1,259,422          10,514,028
   SECURITIES LENDING INCOME, NET ....................................           133,334                   0
                                                                        ----------------   -----------------
TOTAL INVESTMENT INCOME ..............................................         3,693,030          16,786,432
                                                                        ----------------   -----------------
EXPENSES
   ADVISORY FEES .....................................................         3,359,985          13,021,946
   ADMINISTRATION FEES
     FUND LEVEL ......................................................           190,354             792,275
     CLASS A .........................................................               N/A             917,794
     CLASS B .........................................................               N/A             195,223
     CLASS C .........................................................               N/A             213,181
     CLASS D .........................................................               N/A                 N/A
     CLASS Z .........................................................               N/A           4,999,089
     ADMINISTRATOR CLASS .............................................           380,707                 N/A
     INSTITUTIONAL CLASS .............................................               N/A                 N/A
   CUSTODY FEES ......................................................            76,141             316,910
   SHAREHOLDER SERVICING FEES ........................................           951,768           3,961,378
   ACCOUNTING FEES ...................................................            27,810             113,584
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .........................................................               N/A             522,919
     CLASS C .........................................................               N/A             571,021
   PROFESSIONAL FEES .................................................            27,120              26,872
   REGISTRATION FEES .................................................            15,674              38,009
   SHAREHOLDER REPORTS ...............................................            54,599              19,540
   TRUSTEES' FEES ....................................................             3,687               3,687
   OTHER FEES AND EXPENSES ...........................................             9,688              30,015
                                                                        ----------------   -----------------
TOTAL EXPENSES .......................................................         5,097,533          25,743,443
                                                                        ----------------   -----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................          (529,046)         (2,746,992)
   NET EXPENSES ......................................................         4,568,487          22,996,451
                                                                        ----------------   -----------------
NET INVESTMENT INCOME (LOSS) .........................................          (875,457)         (6,210,019)
                                                                        ----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .....................................................        66,190,248         179,357,402
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0         (55,967,988)
                                                                        ----------------   -----------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................        66,190,248         123,389,414
                                                                        ----------------   -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
     TRANSLATION .....................................................        74,387,636         436,610,400
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............                 0         (69,935,576)
                                                                        ----------------   -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS .......................................................        74,387,636         366,674,824
                                                                        ================   =================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............       140,577,884         490,064,238
                                                                        ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ........................................................  $    139,702,427   $     483,854,219
                                                                        ================   =================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................             6,718   $         406,303

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      C&B MID CAP VALUE FUND
                                                                                               -----------------------------------
                                                                                                        FOR THE
                                                                                               SIX MONTHS ENDED            FOR THE
                                                                                                 APRIL 30, 2006         YEAR ENDED
                                                                                                    (UNAUDITED)   OCTOBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .................................................................   $    697,428,194   $    605,861,919

OPERATIONS:
      NET INVESTMENT INCOME (LOSS) .........................................................          1,623,851         (1,692,166)
      NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................         37,884,560         57,568,364
      NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................         68,397,668         26,093,508
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................        107,906,079         81,969,706
                                                                                               ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..............................................................................                  0                  0
      CLASS B ..............................................................................                  0                  0
      CLASS C ..............................................................................                  0                  0
      CLASS D ..............................................................................                  0                  0
      CLASS Z ..............................................................................                N/A                N/A
      ADMINISTRATOR CLASS ..................................................................            (12,076)                 0
      INSTITUTIONAL CLASS ..................................................................           (130,799)                 0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..............................................................................         (2,353,242)          (250,024)
      CLASS B ..............................................................................           (990,752)          (118,813)
      CLASS C ..............................................................................           (635,292)           (59,896)
      CLASS D ..............................................................................        (38,978,744)       (15,648,239)
      CLASS Z ..............................................................................                N/A                N/A
      ADMINISTRATOR CLASS ..................................................................         (9,848,215)        (2,907,513)
      INSTITUTIONAL CLASS ..................................................................         (4,803,413)          (558,203)
                                                                                               ----------------   ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................................        (57,752,533)       (19,542,688)
                                                                                               ----------------   ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .....................................................          8,125,845         25,443,751
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .................................................          2,099,310            240,320
   COST OF SHARES REDEEMED - CLASS A .......................................................         (4,465,631)        (4,908,610)
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS A ..          5,759,524         20,775,461
                                                                                               ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B .....................................................          2,217,334          9,230,937
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .................................................            971,769            117,170
   COST OF SHARES REDEEMED - CLASS B .......................................................         (1,219,810)          (984,828)
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS B ..          1,969,293          8,363,279
                                                                                               ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................................          2,278,964          6,092,668
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .................................................            624,326             59,328
   COST OF SHARES REDEEMED - CLASS C .......................................................           (820,590)          (600,076)
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS C ..          2,082,700          5,551,920
                                                                                               ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS D .....................................................        126,482,742        325,057,499
   REINVESTMENT OF DISTRIBUTIONS - CLASS D .................................................         38,344,337         15,441,248
   COST OF SHARES REDEEMED - CLASS D .......................................................       (128,894,253)      (417,643,458)
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS D ..         35,932,826        (77,144,711)
                                                                                               ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .....................................................                N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .................................................                N/A                N/A
   COST OF SHARES REDEEMED - CLASS Z .......................................................                N/A                N/A
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - CLASS Z ..                N/A                N/A
                                                                                               ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................................         35,408,004         73,134,534
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............................          8,604,922          2,590,069
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................................        (27,654,759)       (47,627,103)
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .....................................................................         16,358,167         28,097,500
                                                                                               ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................................          8,454,548        115,352,097
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............................          4,934,212            558,203
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................................        (22,662,577)       (72,414,492)
                                                                                               ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .....................................................................         (9,273,817)        43,495,808
                                                                                               ----------------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                              COMMON STOCK FUND
                                                                            -------------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED            FOR THE             FOR THE
                                                                              APRIL 30, 2006       PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   OCTOBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS ..............................................   $  1,126,471,146   $  1,300,130,911   $   1,590,977,622

OPERATIONS:
      NET INVESTMENT INCOME (LOSS) ......................................         (1,673,748)        (4,302,464)         (6,211,139)
      NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................        120,141,867        158,926,004         215,035,135
      NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
         INVESTMENTS ....................................................         80,837,948       (103,589,953)        (86,198,405)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........        199,306,067         51,033,587         122,625,591
                                                                            ----------------   ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                  0                  0                   0
      CLASS B ...........................................................                  0                  0                   0
      CLASS C ...........................................................                  0                  0                   0
      CLASS D ...........................................................                N/A                N/A                 N/A
      CLASS Z ...........................................................                  0                  0                   0
      ADMINISTRATOR CLASS ...............................................                N/A                N/A                 N/A
      INSTITUTIONAL CLASS ...............................................                N/A                N/A                 N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................         (8,532,731)        (1,190,316)         (5,223,691)
      CLASS B ...........................................................         (4,903,732)          (651,534)         (2,710,458)
      CLASS C ...........................................................         (2,793,965)          (423,145)         (1,934,229)
      CLASS D ...........................................................                N/A                N/A                 N/A
      CLASS Z ...........................................................       (136,462,061)       (18,513,766)        (81,830,081)
      ADMINISTRATOR CLASS ...............................................                N/A                N/A                 N/A
      INSTITUTIONAL CLASS ...............................................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................       (152,692,489)       (20,778,761)        (91,698,459)
                                                                            ----------------   ----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................         10,177,518          7,284,857          18,351,436
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................          8,327,213          1,172,783           5,133,631
   COST OF SHARES REDEEMED - CLASS A ....................................        (13,781,448)       (21,160,301)        (32,357,772)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................          4,723,283        (12,702,661)         (8,872,705)
                                                                            ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................          1,766,237            613,026           1,929,309
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................          4,411,969            552,819           2,298,727
   COST OF SHARES REDEEMED - CLASS B ....................................         (4,731,290)        (4,948,013)         (5,546,942)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................          1,446,916         (3,782,168)         (1,318,906)
                                                                            ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................          1,728,081            650,562           4,049,548
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................          2,127,909            330,607           1,501,280
   COST OF SHARES REDEEMED - CLASS C ....................................         (3,745,285)        (7,490,695)        (13,428,469)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................            110,705         (6,509,526)         (7,877,641)
                                                                            ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS D ..................................                N/A                N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ..............................                N/A                N/A                 N/A
   COST OF SHARES REDEEMED - CLASS D ....................................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS D ...............................................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ..................................         61,407,060         76,412,602         114,300,846
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..............................        131,856,808         17,958,474          77,961,481
   COST OF SHARES REDEEMED - CLASS Z ....................................       (113,140,228)      (275,291,312)       (495,966,918)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ...............................................         80,123,640       (180,920,236)       (303,704,591)
                                                                            ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............                N/A                N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                N/A                N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ...................................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............                N/A                N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........                N/A                N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ...................................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------

                                                                                             MID CAP GROWTH FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED            FOR THE              FOR THE
                                                                             APRIL 30, 2006       PERIOD ENDED           YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
      BEGINNING NET ASSETS .............................................   $    168,028,126   $    173,594,127   $      100,935,469

OPERATIONS:
      NET INVESTMENT INCOME (LOSS) .....................................           (541,717)          (140,245)          (1,866,267)
      NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................         19,876,944           (207,187)          19,917,012
      NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
         INVESTMENTS ...................................................         12,996,347         (3,222,077)          11,647,346
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         32,331,574         (3,569,509)          29,698,091
                                                                           ----------------    ---------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................                  0                  0                    0
      CLASS B ..........................................................                  0                  0                    0
      CLASS C ..........................................................                  0                  0                    0
      CLASS D ..........................................................                N/A                N/A                  N/A
      CLASS Z ..........................................................                  0                  0                    0
      ADMINISTRATOR CLASS ..............................................                N/A                N/A                  N/A
      INSTITUTIONAL CLASS ..............................................                N/A                N/A                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................         (9,153,397)                 0           (6,766,534)
      CLASS B ..........................................................           (702,784)                 0             (516,365)
      CLASS C ..........................................................           (148,197)                 0              (77,755)
      CLASS D ..........................................................                N/A                N/A                  N/A
      CLASS Z ..........................................................         (4,305,235)                 0                    0
      ADMINISTRATOR CLASS ..............................................                N/A                N/A                  N/A
      INSTITUTIONAL CLASS ..............................................                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................        (14,309,613)                 0           (7,360,654)
                                                                           ----------------    ---------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................          8,132,015            950,630           23,680,456
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................          8,832,003                  0            6,512,508
   COST OF SHARES REDEEMED - CLASS A ...................................        (14,554,950)        (2,068,948)         (23,513,025)
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ..............................................          2,409,068         (1,118,318)           6,679,939)
                                                                           ----------------    ---------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................            482,758             46,161            4,420,103
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................            685,296                  0              493,517
   COST OF SHARES REDEEMED - CLASS B ...................................         (1,435,866)          (332,605)          (3,720,718)
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ..............................................           (267,812)          (286,444)           1,192,902
                                                                           ----------------    ---------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................            348,642             83,759              690,227
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................            130,195                  0               75,368
   COST OF SHARES REDEEMED - CLASS C ...................................           (212,183)           (58,620)            (345,278)
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................            266,654             25,139              420,317
                                                                           ----------------    ---------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS D .................................                N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D .............................                N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS D ...................................                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS D ..............................................                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .................................          7,367,793            259,768           49,638,017
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .............................          4,222,409                  0                    0
   COST OF SHARES REDEEMED - CLASS Z ...................................         (9,256,902)          (876,637)          (7,609,954)
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ..............................................          2,333,300           (616,869)          42,028,063
                                                                           ----------------    ---------------    -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............                N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........                N/A                N/A                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............                N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ........                N/A                N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................                N/A                N/A                  N/A
                                                                           ----------------    ---------------    -----------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             C&B MID CAP VALUE FUND
                                                                                      -----------------------------------
                                                                                               FOR THE
                                                                                      SIX MONTHS ENDED            FOR THE
                                                                                        APRIL 30, 2006         YEAR ENDED
                                                                                           (UNAUDITED)   OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ...................................................................         52,828,693         29,139,257
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS .............................................        102,982,239         91,566,275
                                                                                      ----------------   ----------------
ENDING NET ASSETS .................................................................   $    800,410,433   $    697,428,194
                                                                                      ----------------   ----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..........................................................            384,920          1,257,191
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .......................            103,823             12,088
   SHARES REDEEMED - CLASS A ......................................................           (212,205)          (239,887)
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...........................            276,538          1,029,392
                                                                                      ----------------   ----------------
   SHARES SOLD - CLASS B ..........................................................            106,383            459,986
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .......................             48,589              5,909
   SHARES REDEEMED - CLASS B ......................................................            (58,607)           (48,785)
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...........................             96,365            417,110
                                                                                      ----------------   ----------------
   SHARES SOLD - CLASS C ..........................................................            109,677            301,907
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .......................             31,217              2,992
   SHARES REDEEMED - CLASS C ......................................................            (39,679)           (29,847)
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...........................            101,215            275,052
                                                                                      ----------------   ----------------
   SHARES SOLD - CLASS D ..........................................................          5,904,827         16,075,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D .......................          1,892,613            776,338
   SHARES REDEEMED - CLASS D ......................................................         (6,108,467)       (20,636,097)
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...........................          1,688,973         (3,784,361)
                                                                                      ----------------   ----------------
   SHARES SOLD - CLASS Z ..........................................................                N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .......................                N/A                N/A
   SHARES REDEEMED - CLASS Z ......................................................                N/A                N/A
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...........................                N/A                N/A
                                                                                      ----------------   ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .....................................          1,661,148          3,604,235
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..            424,108            130,154
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................................         (1,293,371)        (2,332,219)
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...............            791,885          1,402,170
                                                                                      ----------------   ----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .....................................            388,840          5,652,780
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..            242,381             28,022
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .................................         (1,070,801)        (3,549,234)
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...............           (439,580)         2,131,568
                                                                                      ----------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ...................................................................          2,515,396          1,470,931
                                                                                      ================   ================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................   $      1,480,976   $              0
                                                                                      ================   ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                               COMMON STOCK FUND
                                                                            -------------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED            FOR THE             FOR THE
                                                                              APRIL 30, 2006       PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   OCTOBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................         86,404,544       (203,914,591)       (321,773,843)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................        133,018,122       (173,659,765)       (290,846,711)
                                                                            ----------------   ----------------   -----------------
ENDING NET ASSETS .......................................................   $  1,259,489,268   $  1,126,471,146   $   1,300,130,911
                                                                            ----------------   ----------------   -----------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ................................................            449,848            325,319             829,082
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .............            386,952             53,406             236,355
   SHARES REDEEMED - CLASS A ............................................           (607,431)          (945,034)         (1,468,160)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................            229,369           (566,309)           (402,723)
                                                                            ----------------   ----------------   -----------------
   SHARES SOLD - CLASS B ................................................             83,346             28,224              89,606
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .............            214,064             26,003             109,048
   SHARES REDEEMED - CLASS B ............................................           (218,621)          (228,347)           (258,192)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING- CLASS B ..................             78,789           (174,120)            (59,538)
                                                                            ----------------   ----------------   -----------------
   SHARES SOLD - CLASS C ................................................             83,059             29,884             187,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .............            103,297             15,550              71,218
   SHARES REDEEMED - CLASS C ............................................           (173,643)          (347,225)           (625,270)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................             12,713           (301,791)           (366,607)
                                                                            ----------------   ----------------   -----------------
   SHARES SOLD - CLASS D ................................................                N/A                N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D .............                N/A                N/A                 N/A
   SHARES REDEEMED - CLASS D ............................................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D .................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
   SHARES SOLD - CLASS Z ................................................          2,674,437          3,356,497           5,128,434
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z .............         (4,902,966)           808,212           3,551,776
   SHARES REDEEMED - CLASS Z ............................................          6,040,163        (12,065,904)        (22,238,478)
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z .................          3,811,634         (7,901,195)        (13,558,268)
                                                                            ----------------   ----------------   -----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................                N/A                N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
      CLASS (NOTE 1) ....................................................                N/A                N/A                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................                N/A                N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS (NOTE 1) ....................................................                N/A                N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....                N/A                N/A                 N/A
                                                                            ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE  TRANSACTIONS ..................................................          4,132,505         (8,943,415)        (14,387,136)
                                                                            ================   ================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............   $     (1,685,182)  $        (11,434)  $               0
                                                                            ================   ================   =================

                                                                                              MID CAP GROWTH FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED            FOR THE              FOR THE
                                                                             APRIL 30, 2006       PERIOD ENDED           YEAR ENDED
                                                                                (UNAUDITED)   OCTOBER 31, 2005   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................          4,741,210         (1,996,492)          50,321,221
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................         22,763,171         (5,566,001)          72,658,658
                                                                           ----------------   ----------------   ------------------
ENDING NET ASSETS ......................................................   $    190,791,297   $    168,028,126   $      173,594,127
                                                                           ----------------   ----------------   ------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...............................................          1,228,101            150,026            3,918,426
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ............          1,431,443                  0            1,067,624
   SHARES REDEEMED - CLASS A ...........................................         (2,222,702)          (327,349)          (3,824,252)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING- CLASS A .................            436,842           (177,323)           1,161,798
                                                                           ----------------   ----------------   ------------------
   SHARES SOLD - CLASS B ...............................................             76,670              7,649              749,392
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ............            115,955                  0               83,506
   SHARES REDEEMED - CLASS B ...........................................           (225,765)           (54,787)            (633,673)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ................            (33,140)           (47,138)             199,225
                                                                           ----------------   ----------------   ------------------
   SHARES SOLD - CLASS C ...............................................             54,810             13,580              127,763
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............             22,030                  0               12,753
   SHARES REDEEMED - CLASS C ...........................................            (34,452)            (9,410)             (57,929)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................             42,388              4,170               82,587
                                                                           ----------------   ----------------   ------------------
   SHARES SOLD - CLASS D ...............................................                N/A                N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ............                N/A                N/A                  N/A
   SHARES REDEEMED - CLASS D ...........................................                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ................                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   SHARES SOLD - CLASS Z ...............................................          1,108,885             41,305            9,239,553
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ............            685,456                  0                    0
   SHARES REDEEMED - CLASS Z ...........................................         (1,401,975)          (138,816)          (1,237,062)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ................            392,366            (97,511)           8,002,491
                                                                           ----------------   ----------------   ------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................                N/A                N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
      CLASS (NOTE 1) ...................................................                N/A                N/A                  N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........................                N/A                N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS (NOTE 1) ...................................................                N/A                N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ......................                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE  TRANSACTIONS .................................................            838,456           (317,802)           9,446,101
                                                                           ================   ================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........   $       (541,717)  $              0   $                0
                                                                           ================   ================   ==================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               SMALL CAP GROWTH FUND
                                                                           --------------------------------------------------------
                                                                                   FOR THE
                                                                           SIX MONTHS ENDED            FOR THE              FOR THE
                                                                             APRIL 30, 2006       PERIOD ENDED           YEAR ENDED
                                                                                (UNAUDITED)   OCTOBER 31, 2005   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................   $    246,389,089   $    256,024,620   $       77,405,074

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................         (1,574,179)          (246,170)          (1,961,558)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         37,172,935           (666,650)          24,540,062
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ......................................................         26,907,788         (6,186,916)          17,093,631
                                                                           ----------------   ----------------   ------------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..         62,506,544         (7,099,736)          39,672,135
                                                                           ----------------   ----------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................                  0                  0                    0
      CLASS B ..........................................................                  0                  0                    0
      CLASS C ..........................................................                  0                  0                    0
      CLASS D ..........................................................                N/A                N/A                  N/A
      CLASS Z ..........................................................                  0                  0                    0
      ADMINISTRATOR CLASS ..............................................                  0                  0                    0
      INSTITUTIONAL CLASS ..............................................                  0                  0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................         (7,322,846)                 0             (734,681)
      CLASS B ..........................................................         (1,606,619)                 0              (12,594)
      CLASS C ..........................................................           (458,429)                 0               (3,390)
      CLASS D ..........................................................                N/A                N/A                  N/A
      CLASS Z ..........................................................         (2,650,553)                 0                    0
      ADMINISTRATOR CLASS ..............................................         (4,004,271)                 0             (752,142)
      INSTITUTIONAL CLASS ..............................................         (2,453,357)                 0                    0
                                                                           ----------------   ----------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................        (18,496,075)                 0           (1,502,807)
                                                                           ----------------   ----------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................          5,885,929            251,730           44,920,057
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................          6,623,831                  0              625,705
   COST OF SHARES REDEEMED - CLASS A ...................................        (12,523,462)        (1,589,338)         (18,798,579)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A ................................            (13,702)        (1,337,608)          26,747,183
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................            669,386             51,703           21,385,144
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................          1,546,318                  0               12,127
   COST OF SHARES REDEEMED - CLASS B ...................................         (3,236,925)          (402,905)          (2,778,304)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B ................................         (1,021,221)          (351,202)          18,618,967
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................            428,933              9,378            8,566,231
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................            346,940                  0                3,266
   COST OF SHARES REDEEMED - CLASS C ...................................           (828,617)           (95,421)            (988,544)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C ................................            (52,744)           (86,043)           7,580,953
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS D .................................                N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D .............................                N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS D ...................................                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D ................................                N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z .................................          2,276,653            160,345           53,515,971
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z .............................          2,542,968                  0                    0
   COST OF SHARES REDEEMED - CLASS Z ...................................         (5,119,265)        (1,304,448)         (19,902,427)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z ................................           (299,644)        (1,144,103)          33,613,544
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............         13,079,404            839,117           75,799,959
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........          3,717,705                  0              750,684
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............        (17,567,611)        (1,308,993)         (53,156,617)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS ....................           (770,502)          (469,876)          23,394,026
                                                                           ----------------   ----------------   ------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                         SMALL CAP OPPORTUNITIES FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED            FOR THE              FOR THE
                                                                             APRIL 30, 2006       PERIOD ENDED           YEAR ENDED
                                                                                (UNAUDITED)   OCTOBER 31, 2005   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................  $    704,713,980   $    725,650,727   $      534,599,946

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................          (875,457)          (194,391)          (1,837,152)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................        66,190,248          7,047,988           67,095,443
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        74,387,636        (26,880,238)          42,150,441
                                                                           ----------------   ----------------   ------------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....       139,702,427        (20,026,641)         107,408,732
                                                                           ----------------   ----------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................               N/A                N/A                  N/A
      CLASS B ...........................................................               N/A                N/A                  N/A
      CLASS C ...........................................................               N/A                N/A                  N/A
      CLASS D ...........................................................               N/A                N/A                  N/A
      CLASS Z ...........................................................               N/A                N/A                  N/A
      ADMINISTRATOR CLASS ...............................................                 0                  0                    0
      INSTITUTIONAL CLASS ...............................................               N/A                N/A                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................               N/A                N/A                  N/A
      CLASS B ...........................................................               N/A                N/A                  N/A
      CLASS C ...........................................................               N/A                N/A                  N/A
      CLASS D ...........................................................               N/A                N/A                  N/A
      CLASS Z ...........................................................               N/A                N/A                  N/A
      ADMINISTRATOR CLASS ...............................................       (55,163,405)                 0          (77,157,592)
      INSTITUTIONAL CLASS ...............................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...............................       (55,163,405)                 0          (77,157,592)
                                                                           ----------------   ----------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................               N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................               N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS A ....................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A .................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................               N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................               N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS B ....................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B .................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................               N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................               N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS C ....................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C .................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ..................................               N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ..............................               N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS D ....................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D .................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ..................................               N/A                N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..............................               N/A                N/A                  N/A
   COST OF SHARES REDEEMED - CLASS Z ....................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z .................................               N/A                N/A                  N/A
                                                                           ----------------   ----------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............       127,879,865         12,090,290          481,396,662
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........        53,050,887                  0           73,211,175
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............      (133,113,592)       (13,000,396)        (393,808,196)
                                                                           ----------------   ----------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS .....................        47,817,160           (910,106)         160,799,641
                                                                           ----------------   ----------------   ------------------

                                                                                              SMALL CAP VALUE FUND
                                                                           -------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED            FOR THE             FOR THE
                                                                             APRIL 30, 2006       PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)   OCTOBER 31, 2005   DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................  $  2,812,962,837   $  2,251,537,570   $   2,125,768,614

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................        (6,210,019)       (14,626,671)        (19,810,930)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................       123,389,414        314,027,057         270,316,100
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..       366,674,824        (84,545,041)        120,358,183
                                                                           ----------------   ----------------   -----------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....       483,854,219        214,855,345         370,863,353
                                                                           ----------------   ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................                 0                  0                   0
      CLASS B ...........................................................                 0                  0                   0
      CLASS C ...........................................................                 0                  0                   0
      CLASS D ...........................................................               N/A                N/A                 N/A
      CLASS Z ...........................................................                 0                  0                   0
      ADMINISTRATOR CLASS ...............................................               N/A                N/A                 N/A
      INSTITUTIONAL CLASS ...............................................               N/A                N/A                 N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................       (60,735,054)       (10,397,421)        (65,935,104)
      CLASS B ...........................................................       (13,736,061)        (2,427,253)        (15,208,320)
      CLASS C ...........................................................       (14,918,850)        (2,724,859)        (17,605,354)
      CLASS D ...........................................................               N/A                N/A                 N/A
      CLASS Z ...........................................................      (196,038,123)       (25,204,337)       (142,846,550)
      ADMINISTRATOR CLASS ...............................................               N/A                N/A                 N/A
      INSTITUTIONAL CLASS ...............................................               N/A                N/A                 N/A
                                                                           ----------------   ----------------   -----------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...............................      (285,428,088)       (40,753,870)       (241,595,328)
                                                                           ----------------   ----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................       174,235,698         65,496,065         111,965,665
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................        58,758,745         10,087,045          63,761,770
   COST OF SHARES REDEEMED - CLASS A ....................................      (182,557,273)      (104,918,462)       (287,141,565)
                                                                           ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS A .................................        50,437,170        (29,335,352)       (111,414,130)
                                                                           ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................         1,875,884          1,512,556           3,500,020
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................        12,971,140          2,217,289          13,852,760
   COST OF SHARES REDEEMED - CLASS B ....................................       (12,864,142)       (14,443,042)        (13,748,747)
                                                                           ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS B .................................         1,982,882        (10,713,197)          3,604,033
                                                                           ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................         5,974,629          3,323,947           7,497,546
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................        12,775,333          2,318,721          14,891,930
   COST OF SHARES REDEEMED - CLASS C ....................................       (15,006,169)       (25,004,977)        (32,663,862)
                                                                           ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS C .................................         3,743,793        (19,362,309)        (10,274,386)
                                                                           ----------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS D ..................................               N/A                N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ..............................               N/A                N/A                 N/A
   COST OF SHARES REDEEMED - CLASS D ....................................               N/A                N/A                 N/A
                                                                           ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS D .................................               N/A                N/A                 N/A
                                                                           ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - CLASS Z ..................................     1,196,039,103        721,519,148         586,760,998
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..............................       193,440,028         24,892,242         140,802,162
   COST OF SHARES REDEEMED - CLASS Z ....................................      (919,850,608)      (299,676,740)       (612,977,746)
                                                                           ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - CLASS Z .................................       469,628,523        446,734,650         114,585,414
                                                                           ----------------   ----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............               N/A                N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........               N/A                N/A                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............               N/A                N/A                 N/A
                                                                           ----------------   ----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - ADMINISTRATOR CLASS .....................               N/A                N/A                 N/A
                                                                           ----------------   ----------------   -----------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             SMALL CAP GROWTH FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED             FOR THE             FOR THE
                                                                             APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............        11,598,990             949,684          30,920,982
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..........         2,453,357                   0                   0
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ................        (3,397,010)            (96,657)           (425,437)
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ......................        10,655,337             853,027          30,495,545
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - TOTAL ....................................         8,497,524          (2,535,805)        140,450,218
                                                                           ----------------  ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS ...............................        52,507,993          (9,635,541)        178,619,546
                                                                           ----------------  ------------------  ------------------
    ENDING NET ASSETS ...................................................  $    298,897,072  $      246,389,079  $      256,024,620
                                                                           ================  ==================  ==================
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A .................................................           444,815              20,865           5,729,307
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............           541,163                   0              53,987
  SHARES REDEEMED - CLASS A .............................................          (967,914)           (131,790)         (1,619,638)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............            18,064            (110,925)          4,163,656
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS B .................................................            52,649               4,353           1,957,106
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............           128,966                   0               1,058
  SHARES REDEEMED - CLASS B .............................................          (253,999)            (34,062)           (242,875)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............           (72,384)            (29,709)          1,715,289
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS C .................................................            33,618                 800             576,624
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............            28,912                   0                 285
  SHARES REDEEMED - CLASS C .............................................            66,208              (8,017)            (87,202)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............             3,678              (7,217)            489,707
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS D .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS D .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS Z .................................................           170,171              13,336           4,693,920
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..............           208,099                   0                   0
  SHARES REDEEMED - CLASS Z .............................................          (391,655)           (109,178)         (1,698,437)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...............           (13,385)            (95,842)          2,995,483
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................           979,756              69,085           5,780,911
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
    ADMINISTRATOR CLASS (NOTE 1) ........................................           302,252                   0              64,547
  SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................        (1,329,399)           (107,491)         (4,514,019)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING-
    ADMINISTRATOR CLASS .................................................           (47,391)            (38,406)          1,331,439
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................           882,902              78,812           2,525,798
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
    INSTITUTIONAL CLASS (NOTE 1) ........................................           199,136                   0                   0
  SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................          (261,611)             (7,942)            (33,721)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    INSTITUTIONAL CLASS .................................................           820,427              70,870           2,492,077
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
  CAPITAL SHARE TRANSACTIONS ............................................           701,653            (211,229)         13,187,651
                                                                           ================  ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............  $     (1,574,179) $                0  $                0
                                                                           ================  ==================  ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                         SMALL CAP OPPORTUNITIES FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED             FOR THE             FOR THE
                                                                             APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............               N/A                 N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..........               N/A                 N/A                 N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ......................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - TOTAL ....................................        47,817,160            (910,106)        160,799,641
                                                                           ----------------  ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS ...............................       132,356,182         (20,936,747)        191,050,781
                                                                           ----------------  ------------------  ------------------
    ENDING NET ASSETS ...................................................  $    837,070,162  $      704,713,980  $      725,650,727
                                                                           ================  ==================  ==================
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS A .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS B .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS B .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS C .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS C .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS D .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS D .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS Z .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS Z .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................         3,555,617             357,977          14,338,380
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
    ADMINISTRATOR CLASS (NOTE 1) ........................................         1,585,976                   0           2,241,616
  SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................        (3,736,872)           (385,580)        (11,781,338)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING-
    ADMINISTRATOR CLASS .................................................         1,404,721             (27,603)          4,798,658
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
    INSTITUTIONAL CLASS (NOTE 1) ........................................               N/A                 N/A                 N/A
  SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    INSTITUTIONAL CLASS .................................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
  CAPITAL SHARE TRANSACTIONS ............................................         1,404,721             (27,603)          4,798,658
                                                                           ================  ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............          (875,457) $                0  $                0
                                                                           ================  ==================  ==================

                                                                                             SMALL CAP VALUE FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED             FOR THE             FOR THE
                                                                             APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............               N/A                 N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..........               N/A                 N/A                 N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS ......................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - TOTAL ....................................       525,792,368         387,323,792          (3,499,069)
                                                                           ----------------  ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS ...............................       724,218,499         561,425,267         125,768,956
                                                                           ----------------  ------------------  ------------------
    ENDING NET ASSETS ...................................................  $  3,537,181,336  $    2,812,962,837  $    2,251,537,570
                                                                           ================  ==================  ==================
  SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A .................................................         5,526,283           2,219,513           3,946,949
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............         1,939,873             346,237           2,293,078
  SHARES REDEEMED - CLASS A .............................................        (5,791,104)         (3,595,998)        (10,327,642)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............         1,675,052          (1,030,248)         (4,087,615)
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS B .................................................            63,813              53,919             127,051
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............           448,363              78,926             514,591
  SHARES REDEEMED - CLASS B .............................................          (426,695)           (509,915)           (501,970)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............            85,481            (377,070)            139,672
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS C .................................................           203,715             115,719             273,175
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............           440,529              82,360             552,197
  SHARES REDEEMED - CLASS C .............................................          (499,732)           (889,071)         (1,184,664)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............           144,512            (690,992)           (359,292)
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS D .................................................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ..............               N/A                 N/A                 N/A
  SHARES REDEEMED - CLASS D .............................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - CLASS Z .................................................        37,502,188          24,271,454          20,439,069
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z ..............         6,323,639             847,655           5,026,696
  SHARES REDEEMED - CLASS Z .............................................       (28,876,826)        (10,094,560)        (21,628,099)
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...............        14,949,001          15,024,549           3,837,666
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
    ADMINISTRATOR CLASS (NOTE 1) ........................................               N/A                 N/A                 N/A
  SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING-
    ADMINISTRATOR CLASS .................................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................               N/A                 N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
    INSTITUTIONAL CLASS (NOTE 1) ........................................               N/A                 N/A                 N/A
  SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    INSTITUTIONAL CLASS .................................................               N/A                 N/A                 N/A
                                                                           ----------------  ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
  CAPITAL SHARE TRANSACTIONS ............................................        16,854,046          12,926,239            (469,569)
                                                                           ================  ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............  $    (16,445,861) $      (10,235,842) $                0
                                                                           ================  ==================  ==================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        NET REALIZED
                                                            BEGINNING         NET                AND  DISTRIBUTIONS  DISTRIBUTIONS
                                                            NET ASSET  INVESTMENT         UNREALIZED       FROM NET       FROM NET
                                                            VALUE PER      INCOME     GAIN (LOSS) ON     INVESTMENT       REALIZED
                                                                SHARE      (LOSS)        INVESTMENTS         INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   20.76        0.02               3.10           0.00          (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................   $   18.89       (0.09)              2.54           0.00          (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................   $   18.52       (0.00)              0.37           0.00           0.00

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   20.57       (0.04)              3.06           0.00          (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................   $   18.86       (0.17)              2.46           0.00          (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................   $   18.52       (0.02)              0.36           0.00           0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   20.57       (0.02)              3.04           0.00          (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................   $   18.86       (0.17)              2.46           0.00          (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................   $   18.52       (0.02)              0.36           0.00           0.00

CLASS D
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   20.79        0.05               3.10           0.00          (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................   $   18.89       (0.07)              2.55           0.00          (0.58)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ....................   $   17.96       (0.01)              1.11          (0.00)         (0.17)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ....................   $   13.15        0.00               4.83          (0.02)          0.00
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ....................   $   14.19       (0.01)             (0.19)         (0.04)         (0.80)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ....................   $   12.78        0.08               2.12          (0.09)         (0.70)

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   20.82        0.05               3.12           0.00(6)       (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................   $   18.90       (0.03)              2.53           0.00          (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................   $   18.52        0.00               0.38           0.00           0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   20.88        0.09               3.11          (0.04)         (1.74)
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................   $   18.91       (0.02)              2.57           0.00          (0.58)
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................   $   18.52        0.02               0.37           0.00           0.00

COMMON STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   22.97       (0.03)              3.87           0.00          (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................   $   22.40       (0.11)              1.06           0.00          (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................   $   21.98       (0.14)(8)           2.21           0.00          (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................   $   15.87       (0.10)              6.21           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................   $   19.71       (0.08)(8)          (3.76)          0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................   $   20.15       (0.04)             (0.36)          0.00          (0.04)
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ............   $   18.90        0.00(6)            1.28          (0.03)          0.00

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   22.13       (0.08)              3.69           0.00          (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................   $   21.74       (0.29)              1.06           0.00          (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................   $   21.53       (0.29)(8)           2.15           0.00          (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................   $   15.67       (0.24)              6.10           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................   $   19.62       (0.22)(8)          (3.73)          0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................   $   20.16       (0.09)             (0.41)          0.00          (0.04)
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ............   $   18.90       (0.01)              1.28          (0.01)          0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   22.13       (0.10)              3.71           0.00          (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................   $   21.73       (0.47)              1.25           0.00          (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................   $   21.53       (0.30)(8)           2.15           0.00          (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................   $   15.68       (0.25)              6.10           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................   $   19.62       (0.22)(8)          (3.72)          0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................   $   20.16       (0.09)             (0.41)          0.00          (0.04)
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ............   $   18.90       (0.01)              1.28          (0.01)          0.00

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   23.25       (0.03)              3.93           0.00          (3.18)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................   $   22.65       (0.07)              1.05           0.00          (0.38)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................   $   22.15       (0.08)(8)           2.23           0.00          (1.65)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................   $   15.97       (0.09)              6.27           0.00           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................   $   19.78       (0.05)(8)          (3.76)          0.00           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................   $   20.16       (0.02)             (0.32)          0.00          (0.04)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ....................   $   25.21        0.04              (0.59)         (0.04)         (4.46)

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                    DISTRIBUTIONS         ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     IN EXCESS OF      NET ASSET   ------------------------------------------------
                                                         REALIZED      VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                            GAINS          SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   22.14             0.26%      1.42%     (0.03)%     1.39%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ............            0.00      $   20.76            (0.40)%     1.38%      0.00%      1.38%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ............            0.00      $   18.89            (0.18)%     1.41%     (0.01)%     1.40%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   21.85            (0.49)%     2.17%     (0.03)%     2.14%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ............            0.00      $   20.57            (1.15)%     2.13%      0.00%      2.13%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ............            0.00      $   18.86            (0.95)%     2.16%     (0.01)%     2.15%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   21.85            (0.50)%     2.17%     (0.03)%     2.14%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ............            0.00      $   20.57            (1.15)%     2.13%      0.00%      2.13%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ............            0.00      $   18.86            (0.98)%     2.16%     (0.01)%     2.15%

CLASS D
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   22.20             0.43%      1.42%     (0.17)%     1.25%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ............            0.00      $   20.79            (0.27)%     1.37%     (0.12)%     1.25%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ............            0.00      $   18.89            (0.08)%     1.19%     (0.04)%     1.15%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ............            0.00      $   17.96             0.01%      1.27%      0.00%      1.27%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ............            0.00      $   13.15            (0.07)%     1.54%     (0.17)%     1.37%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ............            0.00      $   14.19             0.68%      1.00%      0.00%      1.00%

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   22.25             0.51%      1.24%     (0.09)%     1.15%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ............            0.00      $   20.82            (0.12)%     1.13%     (0.03)%     1.10%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ............            0.00      $   18.90             0.03%      1.17%     (0.02)%     1.15%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   22.30             0.85%      0.97%     (0.07)%     0.90%
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ............            0.00      $   20.88             0.07%      0.94%     (0.04)%     0.90%
JULY 26, 2004(4) TO OCTOBER 31, 2004 ............            0.00      $   18.91             0.40%      0.96%     (0.06)%     0.90%

COMMON STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   23.63            (0.26)%     1.34%     (0.03)%     1.31%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00      $   22.97            (0.48)%     1.44%     (0.03)%     1.41%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00      $   22.40            (0.62)%     1.58%     (0.04)%     1.54%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00      $   21.98            (0.62)%     1.55%     (0.01)%     1.54%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00      $   15.87            (0.50)%     1.55%      0.00%      1.55%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00      $   19.71            (0.51)%     1.65%     (0.01)%     1.64%
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ....            0.00      $   20.15            (0.22)%     1.57%      0.00%      1.57%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   22.56            (1.01)%     2.09%     (0.03)%     2.06%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00      $   22.13            (1.23)%     2.20%     (0.04)%     2.16%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00      $   21.74            (1.36)%     2.32%     (0.04)%     2.28%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00      $   21.53            (1.41)%     2.35%     (0.01)%     2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00      $   15.67            (1.31)%     2.36%      0.00%      2.36%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00      $   19.62            (1.12)%     2.55%     (0.29)%     2.26%
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ....            0.00      $   20.16            (0.61)%     2.00%     (0.01)%     1.99%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   22.56            (1.01)%     2.08%     (0.02)%     2.06%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00      $   22.13            (1.25)%     2.21%     (0.04)%     2.17%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00      $   21.73            (1.38)%     2.35%     (0.04)%     2.31%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00      $   21.53            (1.41)%     2.35%     (0.01)%     2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00      $   15.68            (1.31)%     2.37%     (0.01)%     2.36%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00      $   19.62            (1.09)%     2.39%     (0.16)%     2.23%
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ....            0.00      $   20.16            (0.62)%     2.00%      0.00%      2.00%

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   23.97            (0.24)%     1.51%     (0.22)%     1.29%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00      $   23.25            (0.38)%     1.47%     (0.16)%     1.31%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00      $   22.65            (0.38)%     1.34%     (0.04)%     1.30%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00      $   22.15            (0.42)%     1.36%     (0.01)%     1.35%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00      $   15.97            (0.28)%     1.34%     (0.01)%     1.33%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00      $   19.78            (0.10)%     1.29%      0.00%      1.29%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............            0.00      $   20.16             0.22%      1.18%      0.00%      1.18%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000'S OMITTED)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       15.81%         15%  $        34,708
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................       13.13%         30%  $        26,795
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................        2.00%         31%  $         4,938

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       15.45%         15%  $        14,244
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................       12.28%         30%  $        11,429
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................        1.84%         31%  $         2,613

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       15.45%         15%  $         9,474
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................       12.28%         30%  $         6,838
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................        1.84%         31%  $         1,081

CLASS D
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       15.94%         15%  $       539,346
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................       13.29%         30%  $       469,971
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ....................        6.18%         31%  $       498,623
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ....................       36.76%         18%  $       301,513
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ....................       (2.09)%        30%  $        81,390
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ....................       18.14%         44%  $         5,934

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       16.03%         15%  $       144,414
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................       13.39%         30%  $       118,690
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................        2.05%         31%  $        81,232

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       16.11%         15%  $        58,224
NOVEMBER 1, 2004 TO OCTOBER 31, 2005 ....................       13.71%         30%  $        63,705
JULY 26, 2004(4) TO OCTOBER 31, 2004 ....................        2.11%         31%  $        17,376

COMMON STOCK FUND
---------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       18.06%         24%  $        69,695
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................        4.34%         33%  $        62,462
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        9.67%         42%  $        73,612
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       38.50%         42%  $        81,068
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (19.48)%        65%  $        46,402
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................       (1.99)%        89%  $        27,617
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ............        6.78%         95%  $           251

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       17.61%         24%  $        37,198
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................        3.63%         33%  $        34,744
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        8.89%         42%  $        37,908
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       37.40%         42%  $        38,830
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (20.13)%        65%  $        24,208
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................       (2.48)%        89%  $        15,635
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ............        6.76%         95%  $           159

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       17.67%         24%  $        20,854
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................        3.68%         33%  $        20,177
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        8.84%         42%  $        26,375
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       37.31%         42%  $        34,025
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (20.08)%        65%  $        23,137
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................       (2.48)%        89%  $        14,603
NOVEMBER 30, 2000(4)(5) TO DECEMBER 31, 2000 ............        6.76%         95%  $           120

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       18.10%         24%  $     1,131,742
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .................        4.42%         33%  $     1,009,088
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................        9.96%         42%  $     1,162,236
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       38.70%         42%  $     1,437,055
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (19.26)%        65%  $     1,362,540
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................       (1.70)%        89%  $     1,702,628
JANUARY 1, 2000 TO DECEMBER 31, 2000 ....................       (1.20)%        95%  $     1,719,018

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        NET REALIZED
                                                            BEGINNING         NET                AND  DISTRIBUTIONS  DISTRIBUTIONS
                                                            NET ASSET  INVESTMENT         UNREALIZED       FROM NET       FROM NET
                                                            VALUE PER      INCOME     GAIN (LOSS) ON     INVESTMENT       REALIZED
                                                                SHARE      (LOSS)        INVESTMENTS         INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    6.37       (0.02)              1.22           0.00          (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $    6.50        0.00(8)           (0.13)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $    5.84       (0.07)(8)           1.16           0.00          (0.43)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    5.09        0.02               0.73           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    4.77       (0.05)              0.37           0.00           0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................   $    4.82       (0.02)             (0.03)          0.00           0.00
JULY 1, 2001 TO JUNE 30, 2002 ...........................   $    7.27       (0.05)             (1.78)          0.00          (0.62)
JULY 1, 2000 TO JUNE 30, 2001(9) ........................   $   12.36       (0.09)             (0.80)          0.00          (4.20)

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    6.13       (0.04)              1.16           0.00          (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $    6.26       (0.01)(8)          (0.12)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $    5.68       (0.12)(8)           1.13           0.00          (0.43)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    4.99        0.06               0.63           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    4.68       (0.06)              0.37           0.00           0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................   $    4.67        0.01               0.00           0.00           0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    6.13       (0.03)              1.15           0.00          (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $    6.26       (0.01)(8)          (0.12)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $    5.68       (0.12)(8)           1.13           0.00          (0.43)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    4.98        0.07               0.63           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    4.68       (0.06)              0.36           0.00           0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................   $    4.67        0.01               0.00           0.00           0.00

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $    6.37       (0.03)              1.21           0.00          (0.55)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $    6.50       (0.01)(8)          (0.12)          0.00           0.00
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .................   $    5.95       (0.05)(8)           0.60           0.00           0.00

SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   12.19       (0.08)              3.10           0.00          (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $   12.53       (0.02)             (0.32)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $   10.67       (0.13)(8)           2.18           0.00          (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    9.44       (0.23)              1.46           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    8.93       (0.02)              0.53           0.00           0.00
JULY 1, 2002 TO JUNE 30, 2003 ...........................   $    8.61       (0.07)              0.39           0.00           0.00
JULY 1, 2001 TO JUNE 30, 2002 ...........................   $   11.85       (0.07)             (3.08)          0.00          (0.09)
JULY 1, 2000 TO JUNE 30, 2001 ...........................   $   22.20       (0.13)             (4.43)          0.00          (5.79)

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   11.97       (0.13)              3.04           0.00          (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $   12.31       (0.02)             (0.32)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $   10.57       (0.22)(8)           2.15           0.00          (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    9.41       (0.25)              1.41           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    8.93       (0.04)              0.52           0.00           0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................   $    8.88       (0.01)              0.06           0.00           0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   11.98       (0.12)              3.04           0.00          (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $   12.33       (0.02)             (0.33)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $   10.58       (0.22)(8)           2.16           0.00          (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    9.42       (0.22)              1.38           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    8.93       (0.02)              0.51           0.00           0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................   $    8.88       (0.01)              0.06           0.00           0.00

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   12.18       (0.09)              3.10           0.00          (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $   12.52       (0.01)             (0.33)          0.00           0.00
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .................   $   11.06       (0.07)(8)           1.53           0.00           0.00

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........   $   12.24       (0.07)              3.13           0.00          (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................   $   12.59       (0.01)             (0.34)          0.00           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................   $   10.70       (0.11)(8)           2.19           0.00          (0.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................   $    9.44       (0.21)              1.47           0.00           0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................   $    8.94       (0.02)              0.52           0.00           0.00
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................   $    8.88        0.00               0.06           0.00           0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                    DISTRIBUTIONS         ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     IN EXCESS OF      NET ASSET   ------------------------------------------------
                                                         REALIZED      VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                            GAINS          SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $    7.02            (0.51)%     1.50%     (0.10)%     1.40%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $    6.37            (0.96)%     1.41%     (0.01)%     1.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $    6.50            (1.19)%     1.42%     (0.01)%     1.41%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $    5.84            (0.44)%     1.50%     (0.07)%     1.43%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    5.09            (1.03)%     1.42%      0.00%      1.42%
JULY 1, 2002 TO JUNE 30, 2003 ...................            0.00      $    4.77            (0.65)%     1.86%     (0.37)%     1.49%
JULY 1, 2001 TO JUNE 30, 2002 ...................            0.00      $    4.82            (0.80)%     3.10%     (1.60)%     1.50%
JULY 1, 2000 TO JUNE 30, 2001(9) ................            0.00      $    7.27            (1.13)%     2.32%     (0.81)%     1.51%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $    6.70            (1.26)%     2.25%     (0.10)%     2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $    6.13            (1.71)%     2.16%     (0.01)%     2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $    6.26            (2.00)%     2.17%     (0.01)%     2.16%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $    5.68            (0.64)%     2.26%     (0.08)%     2.18%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    4.99            (1.78)%     2.17%      0.00%      2.17%
JUNE 9, 2003(4) TO JUNE 30, 2003 ................            0.00      $    4.68             3.82%      2.22%     (0.08)%     2.14%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $    6.70            (1.27)%     2.26%     (0.11)%     2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $    6.13            (1.71)%     2.16%     (0.01)%     2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $    6.26            (2.00)%     2.17%     (0.01)%     2.16%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $    5.68            (0.70)%     2.26%     (0.08)%     2.18%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    4.98            (1.78)%     2.17%      0.00%      2.17%
JUNE 9, 2003(4) TO JUNE 30, 2003 ................            0.00      $    4.68             4.05%      2.22%     (0.10)%     2.12%

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $    7.00            (0.69)%     1.67%     (0.10)%     1.57%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $    6.37            (1.13)%     1.58%     (0.01)%     1.57%
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .........            0.00      $    6.50            (1.69)%     1.56%     (0.01)%     1.55%

SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   14.28            (1.19)%     1.64%     (0.24)%     1.40%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $   12.19            (1.27)%     1.56%     (0.16)%     1.40%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $   12.53            (1.14)%     1.58%     (0.18)%     1.40%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $   10.67            (1.08)%     1.69%     (0.29)%     1.40%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    9.44            (1.13)%     1.69%     (0.29)%     1.40%
JULY 1, 2002 TO JUNE 30, 2003 ...................            0.00      $    8.93            (1.06)%     1.53%     (0.13)%     1.40%
JULY 1, 2001 TO JUNE 30, 2002 ...................            0.00      $    8.61            (0.68)%     1.51%     (0.11)%     1.40%
JULY 1, 2000 TO JUNE 30, 2001 ...................            0.00      $   11.85            (0.85)%     1.36%      0.00%      1.36%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   13.95            (1.94)%     2.38%     (0.23)%     2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $   11.97            (2.02)%     2.31%     (0.16)%     2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $   12.31            (1.90)%     2.31%     (0.16)%     2.15%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $   10.57            (1.86)%     2.48%     (0.33)%     2.15%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    9.41            (1.88)%     2.43%     (0.28)%     2.15%
JUNE 9, 2003(4) TO JUNE 30, 2003 ................            0.00      $    8.93            (1.06)%     2.28%     (0.13)%     2.15%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   13.97            (1.94)%     2.39%     (0.24)%     2.15%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $   11.98            (2.02)%     2.31%     (0.16)%     2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $   12.33            (1.90)%     2.31%     (0.16)%     2.15%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $   10.58            (1.86)%     2.48%     (0.33)%     2.15%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    9.42            (1.91)%     2.47%     (0.32)%     2.15%
JUNE 9, 2003(4) TO JUNE 30, 2003 ................            0.00      $    8.93            (1.06)%     2.28%     (0.13)%     2.15%

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   14.26            (1.36)%     1.81%     (0.24)%     1.57%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $   12.18            (1.44)%     1.73%     (0.16)%     1.57%
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .........            0.00      $   12.52            (1.33)%     1.72%     (0.15)%     1.57%

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00      $   14.37            (0.99)%     1.46%     (0.26)%     1.20%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00      $   12.24            (1.07)%     1.38%     (0.18)%     1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00      $   12.59            (0.94)%     1.37%     (0.17)%     1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00      $   10.70            (1.20)%     1.54%     (0.34)%     1.20%
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..........            0.00      $    9.44            (0.99)%     1.46%     (0.26)%     1.20%
JUNE 9, 2003(4) TO JUNE 30, 2003 ................            0.00      $    8.94            (1.06)%     1.28%     (0.08)%     1.20%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000'S OMITTED)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       20.02%         67%  $       121,678
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.00)%        13%  $       107,706
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       19.17%        143%  $       111,103
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       14.73%        180%  $        93,024
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        6.71%         55%  $        87,980
JULY 1, 2002 TO JUNE 30, 2003 ...........................       (1.04)%       142%  $        85,320
JULY 1, 2001 TO JUNE 30, 2002 ...........................      (26.49)%       143%  $        98,526
JULY 1, 2000 TO JUNE 30, 2001(9) ........................      (11.76)%        68%  $       164,497

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       19.47%         67%  $         8,917
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.08)%        13%  $         8,355
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       18.25%        143%  $         8,829
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       13.83%        180%  $         6,877
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        6.62%         55%  $         5,216
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................        0.21%        142%  $         4,599

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       19.47%         67%  $         2,084
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.08)%        13%  $         1,648
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       18.25%        143%  $         1,657
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       14.06%        180%  $         1,034
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        6.41%         55%  $           607
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................        0.21%        142%  $           493

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       19.70%         67%  $        58,112
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.00)%        13%  $        50,319
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .................        9.24%        143%  $        52,005

SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       26.03%         75%  $       115,964
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.71)%        10%  $        98,728
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       19.31%        149%  $       102,926
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       13.03%        171%  $        43,192
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        5.71%         47%  $        83,152
JULY 1, 2002 TO JUNE 30, 2003 ...........................        3.72%        169%  $        52,891
JULY 1, 2001 TO JUNE 30, 2002 ...........................      (26.68)%       152%  $        46,707
JULY 1, 2000 TO JUNE 30, 2001 ...........................      (21.71)%       117%  $        74,297

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       25.56%         75%  $        23,433
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.76)%        10%  $        20,966
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       18.46%        149%  $        21,940
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       12.22%        171%  $           702
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        5.38%         47%  $           114
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................        0.56%        169%  $            30

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       25.63%         75%  $         6,953
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.84)%        10%  $         6,008
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       18.42%        149%  $         6,271
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       12.31%        171%  $           201
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        5.49%         47%  $            82
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................        0.56%        169%  $            11

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       25.97%         75%  $        41,144
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.72)%        10%  $        35,304
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .................       13.20%        149%  $        37,511

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       26.26%         75%  $        62,634
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..................       (2.78)%        10%  $        53,953
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...................       19.54%        149%  $        55,961
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...................       13.35%        171%  $        33,309
JULY 1, 2003 TO SEPTEMBER 30, 2003(10) ..................        5.59%         47%  $           335
JUNE 9, 2003(4) TO JUNE 30, 2003 ........................        0.67%        169%  $            14

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NET REALIZED
                                                   BEGINNING          NET                AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                   NET ASSET   INVESTMENT         UNREALIZED        FROM NET        FROM NET
                                                   VALUE PER       INCOME     GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                       SHARE       (LOSS)        INVESTMENTS          INCOME           GAINS
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)
INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..   $  12.26        (0.07)              3.15            0.00           (0.93)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........   $  12.61        (0.01)             (0.34)           0.00            0.00
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .........   $  11.10        (0.04)(8)           1.55            0.00            0.00

SMALL CAP OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..   $  33.97        (0.04)              6.53            0.00           (2.67)
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........   $  34.93        (0.01)             (0.95)           0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........   $  33.46        (0.09)              6.05            0.00           (4.49)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........   $  27.57        (0.08)              6.93            0.00           (0.96)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........   $  22.70        (0.13)              6.32            0.00           (1.32)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........   $  26.49        (0.22)             (2.05)           0.00           (1.52)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........   $  29.97        (0.10)             (0.91)           0.00           (2.47)

SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..   $  31.17        (0.04)              4.96            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........   $  29.19        (0.18)              2.67            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............   $  27.40        (0.27)(8)           5.51            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............   $  18.92        (0.12)(8)           9.26           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............   $  20.17         0.03(8)           (1.28)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............   $  17.17        (0.14)(8)           3.18            0.00           (0.04)
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......   $  15.36         0.00(6)            1.81            0.00            0.00

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..   $  29.92        (0.15)              4.75            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........   $  28.21        (0.40)              2.62            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............   $  26.79        (0.47)(8)           5.34            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............   $  18.66        (0.29)(8)           9.08           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............   $  20.05        (0.14)(8)          (1.25)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............   $  17.16        (0.25)(8)           3.18            0.00           (0.04)
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......   $  15.36        (0.01)              1.81            0.00            0.00

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..   $  29.99        (0.14)              4.74            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........   $  28.27        (0.44)              2.67            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............   $  26.83        (0.47)(8)           5.36            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............   $  18.68        (0.28)(8)           9.09           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............   $  20.07         0.13)(8)          (1.26)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............   $  17.17        (0.24)(8)           3.18            0.00           (0.04)
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......   $  15.36        (0.01)              1.82            0.00            0.00

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..   $  31.45        (0.05)              5.03            0.00           (3.11)
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........   $  29.40        (0.15)              2.71            0.00           (0.51)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............   $  27.53        (0.22)(8)           5.54            0.00           (3.45)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............   $  18.98        (0.09)(8)           9.30           (0.01)          (0.65)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............   $  20.22         0.04(8)           (1.28)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............   $  17.17        (0.08)(8)           3.17            0.00           (0.04)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............   $  13.59         0.00(6)            3.58            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                    DISTRIBUTIONS      ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     IN EXCESS OF   NET ASSET   -----------------------------------------------
                                                         REALIZED   VALUE PER   NET INVESTMENT      GROSS  EXPENSES        NET
                                                            GAINS       SHARE    INCOME (LOSS)   EXPENSES    WAIVED   EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)
INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00   $   14.41            (0.69)%     1.20%    (0.30)%     0.90%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00   $   12.26            (0.77)%     1.11%    (0.21)%     0.90%
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .........            0.00   $   12.61            (0.65)%     1.15%    (0.23)%     0.92%

SMALL CAP OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00   $   37.79            (0.23)%     1.34%    (0.14)%     1.20%
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........            0.00   $   33.97            (0.35)%     1.33%    (0.13)%     1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........            0.00   $   34.93            (0.28)%     1.29%    (0.09)%     1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            0.00   $   33.46            (0.27)%     1.30%    (0.10)%     1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........            0.00   $   27.57            (0.57)%     1.31%    (0.11)%     1.20%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........            0.00   $   22.70            (0.81)%     1.27%    (0.02)%     1.25%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........            0.00   $   26.49            (0.37)%     1.33%    (0.08)%     1.25%

SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00   $   32.98            (0.38)%     1.44%      0.00%     1.44%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00   $   31.17            (0.70)%     1.50%     (0.03)%    1.47%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00   $   29.19            (0.96)%     1.57%     (0.04)%    1.53%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00   $   27.40            (0.55)%     1.56%     (0.02)%    1.54%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00   $   18.92             0.14%      1.58%     (0.01)%    1.57%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00   $   20.17            (0.73)%     1.60%     (0.01)%    1.59%
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......            0.00   $   17.17            (0.81)%     1.64%      0.00%     1.64%

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00   $   31.41            (1.13)%     2.19%      0.00%     2.19%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00   $   29.92            (1.46)%     2.26%     (0.02)%    2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00   $   28.21            (1.71)%     2.33%     (0.05)%    2.28%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00   $   26.79            (1.37)%     2.36%     (0.01)%    2.35%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00   $   18.66            (0.69)%     2.41%     (0.01)%    2.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00   $   20.05            (1.40)%     2.50%     (0.23)%    2.27%
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......            0.00   $   17.16            (0.77)%     2.00%     (0.20)%    1.80%

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00   $   31.48            (1.13)%     2.19%      0.00%     2.19%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00   $   29.99            (1.46)%     2.26%     (0.02)%    2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00   $   28.27            (1.71)%     2.34%     (0.05)%    2.29%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00   $   26.83            (1.32)%     2.34%     (0.02)%    2.32%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00   $   18.68            (0.64)%     2.38%     (0.01)%    2.37%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00   $   20.07            (1.38)%     2.39%     (0.15)%    2.24%
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......            0.00   $   17.17            (0.74)%     2.00%     (0.18)%    1.82%

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..            0.00   $   33.32            (0.30)%     1.61%     (0.25)%    1.36%
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........            0.00   $   31.45            (0.57)%     1.58%     (0.24)%    1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            0.00   $   29.40            (0.79)%     1.40%     (0.04)%    1.36%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            0.00   $   27.53            (0.41)%     1.42%     (0.02)%    1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            0.00   $   18.98             0.21%      1.49%     (0.01)%    1.48%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            0.00   $   20.22            (0.48)%     1.41%      0.00%     1.41%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............            0.00   $   17.17             0.01%      1.35%      0.00%     1.35%

                                                        TOTAL   PORTFOLIO      NET ASSETS AT
                                                    RETURN(2)    TURNOVER      END OF PERIOD
                                                                  RATE(3)    (000'S OMITTED)
---------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND (CONTINUED)
INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       26.39%         75%       $    48,769
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........       (2.78)%        10%       $    31,430
APRIL 11, 2005(4) TO SEPTEMBER 30, 2005 .........       13.60%        149%       $    31,416

SMALL CAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       20.16%         39%       $   837,070
OCTOBER 1, 2005 TO OCTOBER 31, 2005(7) ..........       (2.78)%         7%       $   704,714
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...........       18.76%        107%       $   725,651
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........       25.25%        113%       $   534,600
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........       28.47%        152%       $   381,786
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       (9.81)%        97%       $   294,880
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       (3.46)%       117%       $   283,154

SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------

CLASS A
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       16.68%         17%       $   697,316
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........        8.66%         33%       $   606,811
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       19.89%         34%       $   598,226
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       48.49%         30%       $   673,580
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (6.20)%        28%       $   334,669
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       17.70%         42%       $   169,000
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......       11.78%         60%       $     1,178

CLASS B
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       16.27%         17%       $   143,146
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........        7.99%         33%       $   133,825
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       18.95%         34%       $   136,825
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       47.28%         30%       $   126,152
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (6.93)%        28%       $    75,782
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       17.07%         42%       $    40,446
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......       11.72%         60%       $       182

CLASS C
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       16.23%         17%       $   157,995
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........        8.01%         33%       $   146,162
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       19.00%         34%       $   157,329
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       47.34%         30%       $   158,942
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (6.93)%        28%       $    98,122
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       17.12%         42%       $    38,248
NOVEMBER 30, 2000(4) TO DECEMBER 31, 2000 .......       11.78%         60%       $       138

CLASS Z
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..       16.72%         17%       $ 2,538,724
JANUARY 1, 2005 TO OCTOBER 31, 2005(11) .........        8.83%         33%       $ 1,926,165
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............       20.09%         34%       $ 1,359,158
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............       48.70%         30%       $ 1,167,094
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (6.13)%        28%       $   658,718
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       17.99%         42%       $   541,384
JANUARY 1, 2000 TO DECEMBER 31, 2000 ............       26.34%         60%       $   248,985

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)   Commencement of operations.

(5) Per share data reflects a 1.233 for 1.00 share split which occurred on March 8, 2001.

(6)   Amount calculated is less than $0.005.

(7)   The Fund changed its year end from September 30 to October 31.

(8)   Calculated based upon average shares outstanding.

(9)   Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.

(10)  The Fund changed its year end from June 30 to September 30.

(11)  The Fund changed its year end from December 31 to October 31.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at October 31, 2005, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund, and Small Cap Value Fund. Each Fund is a diversified series of the Trust.

      On February 3, 2004, the Board of Trustees of the Trust and on February 18, 2004, the Board of Trustees of the Cooke & Bieler Funds approved an Agreement and Plan of Reorganization of the Cooke & Bieler Portfolios (C&B Portfolios) into certain of the Funds. Effective at the close of business on July 23, 2004, the Wells Fargo C&B Mid Cap Value Fund acquired all of the net assets of the C&B Mid Cap Value Portfolio.

      Effective April 11, 2005, the Wells Fargo C&B Mid Cap Value Fund changed its name to WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND. Also at this time, the Institutional Class changed its name to Administrator Class and the Select Class changed its name to Institutional Class.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                       BEFORE REORGANIZATION               AFTER REORGANIZATION
                                               -----------------------------------------   ---------------------
                                                 Target Fund            Target Fund           Acquiring Fund
                                               Strong Multi Cap        Strong Adviser      WELLS FARGO ADVANTAGE
Fund                                              Value Fund       Small Cap Value Fund*    SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------
SHARES:
----------------------------------------------------------------------------------------------------------------
CLASS A                                                    N/A            20,608,712              20,608,712
----------------------------------------------------------------------------------------------------------------
CLASS B                                                    N/A             4,814,191               4,814,191
----------------------------------------------------------------------------------------------------------------
CLASS C                                                    N/A             5,379,694               5,379,694
----------------------------------------------------------------------------------------------------------------
CLASS Z(1)                                                 N/A            50,490,877              57,882,562
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                                       3,363,000                   N/A                     N/A
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------------
CLASS A                                                    N/A      $    593,375,054         $   593,375,054
----------------------------------------------------------------------------------------------------------------
CLASS B                                                    N/A           133,618,121             133,618,121
----------------------------------------------------------------------------------------------------------------
CLASS C                                                    N/A           149,639,652             149,639,652
----------------------------------------------------------------------------------------------------------------
CLASS Z(1)                                                 N/A         1,465,672,826           1,680,242,135
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                                 $   214,569,309                   N/A                     N/A
----------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)              30,953,675           734,339,679             765,293,354
----------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED GAIN (LOSS)              (103,484,799)          (21,857,714)           (125,342,513)

* DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, THE INVESTOR CLASS OF THE STRONG MULTI CAP VALUE FUND MERGED INTO CLASS Z OF THE WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND.

                                                      BEFORE REORGANIZATION                AFTER REORGANIZATION
                                               -----------------------------------------   ---------------------
                                                Target Fund          Acquiring Fund
                                               Strong Advisor     Wells Fargo Montgomery   WELLS FARGO ADVANTAGE
Fund                                        Mid Cap Growth Fund    Mid Cap Growth Fund*     MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------
SHARES:
----------------------------------------------------------------------------------------------------------------
CLASS A                                                725,659           16,436,829              18,148,827
----------------------------------------------------------------------------------------------------------------
CLASS B                                                215,544            1,238,551               1,749,282
----------------------------------------------------------------------------------------------------------------
CLASS C                                                 41,024              195,660                 292,870
----------------------------------------------------------------------------------------------------------------
CLASS Z                                              3,780,760                  N/A               8,884,546
----------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                      BEFORE REORGANIZATION                AFTER REORGANIZATION
                                            --------------------------------------------   ---------------------
                                                Target Fund          Acquiring Fund*
                                               Strong Advisor     Wells Fargo Montgomery   WELLS FARGO ADVANTAGE
Fund                                        Mid Cap Growth Fund     Mid Cap Growth Fund     MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------------
CLASS A                                        $  10,187,292         $ 97,807,793          $  107,995,085
--------------------------------------------------------------------------------------------------------------
Class B                                            2,935,837            7,119,503              10,055,340
--------------------------------------------------------------------------------------------------------------
CLASS C                                              558,878            1,124,891               1,683,769
--------------------------------------------------------------------------------------------------------------
CLASS Z                                           52,867,733                  N/A              52,867,733
--------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)             5,514,625            8,140,370              13,654,995
--------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED GAIN (LOSS)             (94,868,178)          11,927,949             (82,940,229)
--------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

                                                      BEFORE REORGANIZATION                          AFTER REORGANIZATION
                                -----------------------------------------------------------------   ---------------------
                                  Target Fund      Target Fund    Target Fund     Acquiring Fund         WELLS FARGO
                                Strong Advisor     Strong U.S.    Wells Fargo      Wells Fargo            ADVANTAGE
                                U.S. Small/Mid      Emerging       Small Cap       Montgomery             SMALL CAP
Fund                            Cap Growth Fund    Growth Fund    Growth Fund     Small Cap Fund*        GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
SHARES:
-------------------------------------------------------------------------------------------------------------------------
CLASS A                               215,106              N/A        3,710,344        3,745,033            9,149,010
-------------------------------------------------------------------------------------------------------------------------
CLASS B                               126,310              N/A        1,341,658           73,633            1,981,250
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                82,376              N/A          365,224           17,611              574,959
-------------------------------------------------------------------------------------------------------------------------
CLASS Z(1)                                N/A              N/A              N/A              N/A            4,487,995
-------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS(2)                    N/A              N/A              N/A              N/A            7,982,229
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                       N/A              N/A        2,176,739        4,840,133                  N/A
-------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                            N/A        3,440,348              N/A              N/A                  N/A
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
CLASS A                           $ 1,912,279              N/A   $   57,867,223     $ 41,428,048       $  101,207,550
-------------------------------------------------------------------------------------------------------------------------
CLASS B                             1,122,425              N/A       19,683,174          803,089           21,608,688
-------------------------------------------------------------------------------------------------------------------------
CLASS C                               732,892              N/A        5,352,383          192,286            6,277,561
-------------------------------------------------------------------------------------------------------------------------
CLASS Z(1)                                N/A              N/A              N/A              N/A           49,646,787
-------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS(2)                    N/A              N/A              N/A              N/A           88,601,554
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                       N/A              N/A       34,876,794       53,724,760                    0
-------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                            N/A     $ 49,646,787              N/A              N/A                    0
-------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION
(DEPRECIATION)                       (173,437)      (1,522,063)       5,798,208        3,385,469            7,488,177
-------------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED
GAIN (LOSS)                           508,471      (27,615,973)    (288,219,549)       4,550,952         (310,776,099)

* DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INVESTOR CLASS OF THE STRONG U.S. EMERGING GROWTH FUND MERGED INTO CLASS Z OF WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

(2) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, INSTITUTIONAL CLASS OF THE WELLS FARGO SMALL CAP GROWTH FUND MERGED INTO INSTITUTIONAL CLASS OF THE WELLS FARGO MONTGOMERY SMALL CAP FUND AND THEN THE FUND AND ITS CLASS WERE RENAMED THE ADMINISTRATOR CLASS OF THE WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.

Acquiring Fund                                                            Target Fund
--------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS A                         STRONG ADVISER COMMON STOCK FUND - CLASS A
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS B                         STRONG ADVISER COMMON STOCK FUND - CLASS B
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS C                         STRONG ADVISER COMMON STOCK FUND - CLASS C
WELLS FARGO ADVANTAGE COMMON STOCK FUND - CLASS Z                         STRONG ADVISER COMMON STOCK FUND - CLASS Z
--------------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign security as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent a focus in such investment.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

AFFILIATE SECURITIES

      An affiliate company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are affiliates of a Fund at period-end are noted in the Fund's Schedule of Investments. The following positions were held by Small Cap Value Fund at April 30, 2006:

                                                                              Market       Unrealized    Dividend   % of Shares
Security Name                                   Quantity        Cost          Value         Gain/Loss     Income    Outstanding
-------------------------------------------------------------------------------------------------------------------------------
Apex Silver Mines Limited                       3,369,880   $44,142,171    $ 71,778,444   $ 27,636,273   $     0        6.48
-------------------------------------------------------------------------------------------------------------------------------
Bakers Footwear Group Incorporated                467,500     6,307,124       9,050,800      2,743,676         0        7.53
-------------------------------------------------------------------------------------------------------------------------------
Calgon Carbon Corporation                       2,129,830    15,090,716      15,952,426        861,710         0        5.34
-------------------------------------------------------------------------------------------------------------------------------
Constar International Incorporated                827,453     7,532,709       2,672,756     (4,859,953)        0        6.62
-------------------------------------------------------------------------------------------------------------------------------
Covenant Transport Incorporated Class A           891,200    15,100,949      12,334,208     (2,766,741)        0        6.37
-------------------------------------------------------------------------------------------------------------------------------
Cray Incorporated                               7,853,135    21,125,304      13,036,204     (8,089,100)        0        8.56
-------------------------------------------------------------------------------------------------------------------------------
Discovery Partners International                2,049,817     9,510,476       5,022,051     (4,488,425)        0        7.75
-------------------------------------------------------------------------------------------------------------------------------
Evans & Sutherland Computer Corporation         1,034,543     6,281,665       6,496,930        215,265         0        9.83
-------------------------------------------------------------------------------------------------------------------------------
Geo Group Incorporated                          1,069,940    17,723,099      38,346,650     20,623,551         0       11.10
-------------------------------------------------------------------------------------------------------------------------------
Global Industries Limited                      10,306,990    85,219,567    $163,571,931     78,352,364         0        8.99
-------------------------------------------------------------------------------------------------------------------------------
GrafTech International Limited                  5,391,830    42,260,796      36,448,771     (5,812,025)        0        5.51
-------------------------------------------------------------------------------------------------------------------------------
Intertape Polymer Group Incorporated            4,430,270    36,326,551      39,075,713      2,749,162         0       10.96
-------------------------------------------------------------------------------------------------------------------------------
Kforce Incorporated                             2,285,922    14,224,314      32,117,204     17,892,891         0        5.82
-------------------------------------------------------------------------------------------------------------------------------
Layne Christensen Company                       1,155,179    11,246,917      34,077,781     22,830,864         0        7.58
-------------------------------------------------------------------------------------------------------------------------------
Lightbridge Incorporated                        2,776,400    22,045,082      35,315,808     13,270,726         0       10.21
-------------------------------------------------------------------------------------------------------------------------------
Matrix Service Company                          1,069,600    10,017,132      12,204,136      2,187,004         0        5.13
-------------------------------------------------------------------------------------------------------------------------------
McMoRan Exploration Company                     2,270,520    30,127,091      39,325,406      9,198,315         0        7.97
-------------------------------------------------------------------------------------------------------------------------------
Orasure Technologies Incorporated               3,428,100    28,576,582      36,783,513      8,206,931         0        7.47
-------------------------------------------------------------------------------------------------------------------------------
OSI Systems Incorporated                        1,038,050    17,777,543      19,785,233      2,007,690         0        6.31
-------------------------------------------------------------------------------------------------------------------------------
Randgold Resources                              4,266,100    57,333,344     103,836,874     46,503,530         0        6.27
-------------------------------------------------------------------------------------------------------------------------------
Richardson Electronics Limited                    912,754     8,456,174       6,471,426     (1,984,748)   68,348        5.24
-------------------------------------------------------------------------------------------------------------------------------
Tier Technologies Incorporated Class B          1,158,248     8,605,238       8,559,453        (45,785)        0        5.68
-------------------------------------------------------------------------------------------------------------------------------
Willbros Group Incorporated                     1,274,785    15,939,625      28,172,749     12,233,124         0        5.92
-------------------------------------------------------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at April 30, 2006.

      At October 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:
                                                                    Capital Loss
Fund                                         Year Expires          Carryforwards
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                              2007              $   8,385,267
--------------------------------------------------------------------------------
                                                 2008                  3,028,013
--------------------------------------------------------------------------------
                                                 2009                  1,017,379
--------------------------------------------------------------------------------
                                                 2013                    225,470
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                            2007                  3,007,875
--------------------------------------------------------------------------------
                                                 2008                 18,547,724
--------------------------------------------------------------------------------
                                                 2009                  4,946,742
--------------------------------------------------------------------------------
                                                 2013                    350,432
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                             2009                 14,016,830
--------------------------------------------------------------------------------
                                                 2010                 31,042,725
--------------------------------------------------------------------------------
                                                 2011                  1,040,222
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of securities loaned plus any accrual interest. Gain or loss in the market price of the securities loaned that may occur during the

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank N.A. received 35% of the revenue earned on the securities lending activities and incurred all expenses.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income, on the Statements of Operations. The value of the securities on loan and the value of the related collateral at April 30, 2006 are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of April 30, 2006, the following Funds had open swap contracts:

                    Swap            Notional          Interest Rate/        Interest Rate/     Maturity    Net Unrealized
Fund           Counter Party       Principal          Index Received          Index Paid         Date        Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK   Lehman Brothers    $  9,156,950        Notional Amount        Market Value    18-April-07      $ 418,731
                   Finance                         x (3 Month USD Libor      Appreciation
                                                 less 35 bps) plus Market   on Customized
                                                   Value Depreciation on     Stock Index*
                                                  Customized Stock Index*
-------------------------------------------------------------------------------------------------------------------------

* CUSTOMIZED STOCK INDEX CONSISTS OF THE FOLLOWING BASKET OF COMMON STOCKS VALUED AS OF APRIL 30, 2006: APACHE CORPORATION, ANADARKO PETROLEUM CORPORATION, EOG RESOURCES INCORPORATED, EL PASO CORPORATION, NOBLE ENERGY INCORPORATED, NEWFIELD EXPLORATION COMPANY, POGO PRODUCING COMPANY AND PIONEER NATURAL RESOURCES COMPANY.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions during the period ended April 30, 2006, were as follows:

                                                      Common Stock Fund                 Small Cap Value Fund
                                               -------------------------------    --------------------------------
                                                                      Premiums                           Premiums
Call Options Written                           Contracts              Received    Contracts              Received
------------------------------------------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                         0          $          0      121,471        $   37,351,285
------------------------------------------------------------------------------------------------------------------
OPTIONS WRITTEN                                    5,550             2,465,514      502,958           196,380,989
------------------------------------------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS        (1,750)             (869,725)    (350,605)         (121,849,058)
------------------------------------------------------------------------------------------------------------------
OPTIONS EXPIRED                                        0                     0      (32,519)           (5,565,372)
------------------------------------------------------------------------------------------------------------------
OPTIONS SPLIT                                          0                     0            0                     0
------------------------------------------------------------------------------------------------------------------
OPTIONS EXERCISED                                 (1,750)             (441,675)     (14,051)           (5,859,870)
------------------------------------------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                           2,050          $  1,154,114      227,254        $  100,457,974
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                   Small Cap Value Fund
                                               -----------------------------
                                                                   Premiums
Put Options Written                            Contracts           Received
----------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                       500      $     138,495
----------------------------------------------------------------------------
OPTIONS WRITTEN                                        0                  0
----------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS          (500)          (138,495)
----------------------------------------------------------------------------
OPTIONS EXPIRED                                        0                  0
----------------------------------------------------------------------------
OPTIONS SPLIT                                          0                  0
----------------------------------------------------------------------------
OPTIONS EXERCISED                                      0                  0
----------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                               0      $           0
----------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                      Advisory Fees*                                           Subadvisory Fees**
                                 Average Daily        (% of Average                         Average Daily        (% of Average
Fund                              Net Assets        Daily Net Assets)    Subadviser          Net Assets         Daily Net Assets)
---------------------------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND         First $500 million         0.750         Cook & Bieler,   First $250 million          0.550
                                Next $500 million         0.700              L.P.         Next $250 million          0.500
                                  Next $2 billion         0.650                           Next $250 million          0.450
                                  Next $2 billion         0.625                           Over $750 million          0.400
                                  Over $5 billion         0.600
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND              First $500 million         0.750          Wells Capital   First $100 million          0.450
                                Next $500 million         0.700            Management     Next $100 million          0.400
                                  Next $2 billion         0.650           Incorporated    Over $200 million          0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
---------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND            First $500 million         0.750          Wells Capital   First $100 million          0.450
                                Next $500 million         0.700            Management     Next $100 million          0.400
                                  Next $2 billion         0.650           Incorporated    Over $200 million          0.300
                                  Next $2 billion         0.625
                                  Over $5 billion         0.600
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND          First $500 million         0.900          Wells Capital   First $100 million          0.550
                                Next $500 million         0.850            Management     Next $200 million          0.500
                                  Next $2 billion         0.800           Incorporated    Over $300 million          0.400
                                  Next $2 billion         0.775
                                  Over $5 billion         0.750
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND   First $500 million         0.900            Schroder      First $275 million          0.500
                                Next $500 million         0.850           Investment      Over $275 million          0.450
                                  Next $2 billion         0.800           Management
                                  Next $2 billion         0.775          North America
                                  Over $5 billion         0.750          Incorporated
---------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                              Advisory Fees*                                                   Subadvisory Fees**
                          Average Daily       (% of Average                                  Average Daily        (% of Average
Fund                       Net Assets       Daily Net Assets)          Subadviser              Net Assets        Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND   First $500 million         0.900         Wells Capital Management   First $100 million         0.550
                        Next $500 million         0.850               Incorporated         Next $100 million          0.500
                          Next $2 billion         0.800                                    Over $200 million          0.400
                          Next $2 billion         0.775
                          Over $5 billion         0.750
----------------------------------------------------------------------------------------------------------------------------------

* EFFECTIVE APRIL 11, 2005. FROM JANUARY 1, 2005, THROUGH APRIL 10, 2005, FUNDS MANAGEMENT SERVED AS INTERIM INVESTMENT ADVISER TO EACH OF THE PREDECESSOR STRONG FUNDS. PRIOR TO JANUARY 1, 2005, STRONG CAPITAL MANAGEMENT, INC. SERVED AS INVESTMENT ADVISER TO EACH OF THE PREDECESSOR STRONG FUNDS. FUNDS MANAGEMENT AND STRONG CAPITAL MANAGEMENT WERE BOTH ENTITLED TO RECEIVE AN ANNUAL FEE AT THE FOLLOWING RATES:

                                                          Advisory Fees
                                                          (% of Average
Fund                         Average Daily Net Assets   Daily Net Assets)
-------------------------------------------------------------------------
COMMON STOCK FUND                    First $4 billion         0.750
                                      Next $2 billion         0.725
                                      Over $6 billion         0.700
-------------------------------------------------------------------------
SMALL CAP VALUE FUND                 First $4 billion         0.750
                                      Next $2 billion         0.725
                                      Over $6 billion         0.700

** EFFECTIVE JANUARY 1, 2006. PRIOR TO JANUARY 1, 2006, THE INVESTMENT SUBADVISER(S) WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING
      RATES:

                                                                                        Sub-Advisory Fees
                                                                      Average Daily       (% of Average
Fund                                    Subadviser                      Net Assets      Daily Net Assets)
---------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                 Wells Capital Management         First $200 million          0.350
                                       Incorporated                 Over $200 million          0.300
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND               Wells Capital Management         First $200 million          0.250
                                       Incorporated                 Over $200 million          0.200
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND             Wells Capital Management         First $200 million          0.250
                                       Incorporated                 Over $200 million          0.200
---------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND              Wells Capital Management         First $200 million          0.350
                                       Incorporated                 Over $200 million          0.300
---------------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                         Admin Fees***
                                                                         (% of Average
                                            Average Daily Net Assets   Daily Net Assets)
----------------------------------------------------------------------------------------
   FUND LEVEL                                       First $5 billion          0.05
                                                     Next $5 billion          0.04
                                                    Over $10 billion          0.03
----------------------------------------------------------------------------------------
   CLASS A, CLASS B, CLASS C, AND CLASS D                                     0.28
----------------------------------------------------------------------------------------
   CLASS Z                                                                    0.45
----------------------------------------------------------------------------------------
   ADMINISTRATOR CLASS****                                                    0.10
----------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS*****                                                   0.08
----------------------------------------------------------------------------------------

*** EFFECTIVE APRIL 11, 2005. PRIOR TO APRIL 11, 2005, STRONG INVESTOR SERVICES, INC. ("SISI") SERVED AS ADMINISTRATOR TO EACH OF THE PREDECESSOR STRONG FUNDS AND WAS ENTITLED TO RECEIVED AN ANNUAL FEE AT THE FOLLOWING
      RATES:

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                 % of Average
Share Class                                                    Daily Net Assets
--------------------------------------------------------------------------------
Class A, Class B, Class C, and Class Z                              0.30
--------------------------------------------------------------------------------

 **** PRIOR TO APRIL 11, 2005, THE CLASS LEVEL FEE WAS 0.20%.
***** PRIOR TO APRIL 11, 2005, THE CLASS LEVEL FEE WAS 0.10%.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by the Funds Management and not by the Funds.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                 % of Average
Fund                                                           Daily Net Assets
--------------------------------------------------------------------------------
ALL SMALL AND MID CAP STOCK FUNDS                                    0.02
--------------------------------------------------------------------------------

      Prior to March 4, 2005, State Street served as custodian for the Common Stock Fund. Prior to April 11, 2005, State Street served as custodian for the Small Cap Value Fund. From April 11, 2005, to April 22, 2005, State Street served as interim custodian for the Small Cap Value Fund. State Street was entitled to receive certain fees, primary based in transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
Share Class                                                   Daily Net Assets*
--------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z
AND ADMINISTRATOR CLASS                                             0.25
--------------------------------------------------------------------------------

      * EFFECTIVE APRIL 11, 2005. PRIOR TO APRIL 11, 2005, SHAREHOLDER SERVICING FEES FOR THE PREDECESSOR STRONG FUNDS, IF ANY, WERE ENCOMPASSED BY THE STRONG FUNDS' 12B-1 DISTRIBUTION AND SERVICE PLAN.

      For the period ended April 30, 2006, shareholder servicing fees paid were as follows:

                                                                                           Administrator
Fund                           Class A     Class B    Class C     Class D      Class Z         Class
---------------------------------------------------------------------------------------------------------
C&B MIDCAP GROWTH FUND         $ 38,553   $ 16,076   $  10,500   $ 610,996           N/A    $ 161,679
---------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                83,270     45,357      25,669         N/A   $ 1,348,919          N/A
---------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND             142,000     10,670       2,239         N/A        67,267          N/A
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND           131,573     27,728       7,949         N/A        47,312       71,525
---------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND        N/A        N/A         N/A         N/A       951,768          N/A
---------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND            819,459    174,306     190,341   2,777,272           N/A          N/A

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      Prior to April 11, 2005, Stephens, Inc. served as distributor to the applicable Funds and received distribution fees at an annual rate of 0.75% of average daily net assets of the Funds' Class B and Class C shares.

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund's Class A, Class B, and Class C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares of the Funds.

      For the period ended April 30, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 4, 2005, State Street served as fund accountant to the Common Stock Fund. Prior to April 11, 2005, State Street served as fund accountant for the Small Cap Value Fund. Fund accounting fees were paid by the Funds' administrator and

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

not by the Funds. From April 11, 2005, to April 22, 2005, State Street served as interim fund accountant for the Small Cap Value Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the period ended April 30, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                                                 Administrator   Institutional
Fund                           Class A   Class B   Class C   Class D   Class Z      Class           Class
--------------------------------------------------------------------------------------------------------------
C&B MID CAP VALUE FUND          1.40%     2.15%     2.15%     1.25%      N/A         1.15%           0.90%
--------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND               1.31%     2.06%     2.06%      N/A      1.29%         N/A             N/A
--------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND             1.40%     2.15%     2.15%      N/A      1.57%         N/A             N/A
--------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND           1.40%     2.15%     2.15%      N/A      1.57%        1.20%           0.90%
--------------------------------------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND     N/A       N/A       N/A       N/A       N/A         1.20%            N/A
--------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND            1.44%     2.19%     2.19%      N/A      1.36%         N/A             N/A

      Prior to April 11, 2005, the Strong Funds' interim adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital Management, Inc. ("SCM"), had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Common Stock Fund and the Small Cap Value Fund from May 21, 2004, to May 21, 2005. SCM and/or SISI had contractually agreed to waive its fees and/or absorb expenses for Class B shares of the Common Stock Fund until May 1, 2005, to keep total annual operating expenses at no more than 2.50%. However, effective April 11, 2005, the funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class's level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the period ended April 30, 2006, were as follows:

Fund                                          Purchases at Cost   Sales Proceeds
--------------------------------------------------------------------------------
C&B MID CAP GROWTH FUND                         $ 105,642,070     $ 119,251,273
--------------------------------------------------------------------------------
COMMON STOCK FUND                                 274,095,034       384,272,580
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                               117,624,589       127,243,224
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                             204,099,003       217,667,929
--------------------------------------------------------------------------------
SMALL CAP OPPORTUNITIES FUND                      227,264,003       317,373,483
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                              538,090,964       487,672,612

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the period ended April 30, 2006, there were no borrowings by the Small and Mid Cap Stock Funds under either agreement.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. The Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**         PAST FIVE YEARS                  OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987         Chair of Finance, Wake Forest           None
63                                                    University, since 2006.
                                                      Benson-Pruitt Professorship,
                                                      Wake Forest University,
                                                      Calloway School of Business
                                                      and Accountancy, since 1999.
----------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998         Chairman, CEO, and Co-Founder           None
63                        (Chairman, since 2005)      of Crystal Geyser Water
                                                      Company, and President of
                                                      Crystal Geyser Roxane Water
                                                      Company.
----------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987         Retired. Prior thereto,                 None
72                                                    President of Richard
                                                      M. Leach Associates (a
                                                      financial consulting firm).
----------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and              None
53                                                    Risk Management, Wharton
                                                      School, University of
                                                      Pennsylvania. Director of the
                                                      Boettner Center on Pensions
                                                      and Retirement. Research
                                                      Associate and Board Member,
                                                      Penn Aging Research Center.
                                                      Research Associate, National
                                                      Bureau of Economic Research.
----------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996         Senior Counselor to the                 None
54                                                    public relations firm of
                                                      Himle-Horner, and Senior
                                                      Fellow at the Humphrey
                                                      Institute, Minneapolis,
                                                      Minnesota (a public policy
                                                      organization).
----------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996         Principal of the law firm of            None
65                                                    Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***


----------------------------------------------------------------------------------------------------------
                              POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                  LENGTH OF SERVICE**     PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
J. Tucker Morse               Trustee, since 1987     Private Investor/Real Estate            None
61                                                    Developer. Prior thereto,
                                                      Chairman of White Point
                                                      Capital, LLC until 2005.
----------------------------------------------------------------------------------------------------------

OFFICERS

----------------------------------------------------------------------------------------------------------
                              POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                  LENGTH OF SERVICE       PAST FIVE YEARS                  OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
Karla M. Rabusch              President, since 2003   Executive Vice President of             None
47                                                    Wells Fargo Bank, N.A. and
                                                      President of Wells Fargo Funds
                                                      Management, LLC. Senior Vice
                                                      President and Chief
                                                      Administrative Officer of
                                                      Wells Fargo Funds Management,
                                                      LLC from 2001 to 2003.
----------------------------------------------------------------------------------------------------------
C. David Messman              Secretary, since 2000   Vice President and Managing             None
45                                                    Senior Counsel of Wells Fargo
                                                      Bank, N.A. and Senior Vice
                                                      President and Secretary of
                                                      Wells Fargo Funds Management,
                                                      LLC. Vice President and
                                                      Senior Counsel of Wells Fargo
                                                      Bank, N.A. from 1996 to 2003.
----------------------------------------------------------------------------------------------------------
A. Erdem Cimen                Treasurer, since 2006   Vice President of Wells Fargo           None
32                                                    Bank, N.A. and Vice President
                                                      of Financial Operations for
                                                      Wells Fargo Funds Management,
                                                      LLC. Vice President and Group
                                                      Finance Officer of Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      from 2004 to 2006. Vice
                                                      President of Portfolio Risk
                                                      Management for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      in 2004. Vice President of
                                                      Portfolio Research and
                                                      Analysis for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      from 2001 to 2004. Director of
                                                      Small Business Services Risk
                                                      Management for American
                                                      Express Travel Related
                                                      Services from 2000 to 2001.
----------------------------------------------------------------------------------------------------------
Dorothy A. Peters             Chief Compliance        Chief Compliance Officer of             None
44                            Officer, since 2004     Wells Fargo Funds Management,
                                                      LLC since 2004, and from 1997
                                                      to 2002. In 2002 Ms. Peters
                                                      left Wells Fargo Funds
                                                      Management, LLC to pursue
                                                      personal goals.
----------------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of April 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS        LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        --  Association of Bay Area Governments
ADR         --  American Depository Receipts
AMBAC       --  American Municipal Bond Assurance Corporation
AMT         --  Alternative Minimum Tax
ARM         --  Adjustable Rate Mortgages
BART        --  Bay Area Rapid Transit
CDA         --  Community Development Authority
CDSC        --  Contingent Deferred Sales Charge
CGIC        --  Capital Guaranty Insurance Company
CGY         --  Capital Guaranty Corporation
CMT         --  Constant Maturity Treasury
COFI        --  Cost of Funds Index
Connie Lee  --  Connie Lee Insurance Company
COP         --  Certificate of Participation
CP          --  Commercial Paper
CTF         --  Common Trust Fund
DW&P        --  Department of Water & Power
DWR         --  Department of Water Resources
EDFA        --  Education Finance Authority
FFCB        --  Federal Farm Credit Bank
FGIC        --  Financial Guaranty Insurance Corporation
FHA         --  Federal Housing Authority
FHLB        --  Federal Home Loan Bank
FHLMC       --  Federal Home Loan Mortgage Corporation
FNMA        --  Federal National Mortgage Association
FRN         --  Floating Rate Notes
FSA         --  Financial Security Assurance, Inc
GDR         --  Global Depository Receipt
GNMA        --  Government National Mortgage Association
GO          --  General Obligation
HFA         --  Housing Finance Authority
HFFA        --  Health Facilities Financing Authority
IDA         --  Industrial Development Authority
IDR         --  Industrial Development Revenue
LIBOR       --  London Interbank Offered Rate
LLC         --  Limited Liability Corporation
LOC         --  Letter of Credit
LP          --  Limited Partnership
MBIA        --  Municipal Bond Insurance Association
MFHR        --  Multi-Family Housing Revenue
MUD         --  Municipal Utility District
MTN         --  Medium Term Note
PCFA        --  Pollution Control Finance Authority
PCR         --  Pollution Control Revenue
PFA         --  Public Finance Authority
PLC         --  Private Placement
PSFG        --  Public School Fund Guaranty
RDA         --  Redevelopment Authority
RDFA        --  Redevelopment Finance Authority
REITS       --  Real Estate Investment Trusts
R&D         --  Research & Development
SFHR        --  Single Family Housing Revenue
SFMR        --  Single Family Mortgage Revenue
SLMA        --  Student Loan Marketing Association
STEERS      --  Structured Enhanced Return Trust
TBA         --  To Be Announced
TRAN        --  Tax Revenue Anticipation Notes
USD         --  Unified School District
V/R         --  Variable Rate
WEBS        --  World Equity Benchmark Shares
XLCA        --  XL Capital Assurance

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds'Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

                -----------------------------------------------------
                NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
                -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo Funds Management, LLC. All rights reserved.

                          www.wellsfargo.com/advantagefunds

                                                                   RT57199 06-06
                                                             SMCFLD/SAR122 04-06

                                                                [LOGO]
                                                                WELLS  ADVANTAGE
                                                                FARGO  FUNDS

                                                                  APRIL 30, 2006
[GRAPHIC OMITTED]
                                                              Semi-Annual Report

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

Wells Fargo Advantage Discovery Fund(SM)

Wells Fargo Advantage Enterprise Fund(SM)

Wells Fargo Advantage Mid Cap Disciplined Fund

Wells Fargo Advantage Opportunity Fund(SM)

Wells Fargo Advantage Small Cap Disciplined Fund

Wells Fargo Advantage Small/Mid Cap Value Fund

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------

   Discovery Fund .........................................................    2
   Enterprise Fund ........................................................    4
   Mid Cap Disciplined Fund ...............................................    6
   Opportunity Fund .......................................................    8
   Small Cap Disciplined Fund .............................................   10
   Small/Mid Cap Value Fund ...............................................   12

Fund Expenses (Unaudited) .................................................   14
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Discovery Fund .........................................................   16
   Enterprise Fund ........................................................   22
   Mid Cap Disciplined Fund ...............................................   28
   Opportunity Fund .......................................................   34
   Small Cap Disciplined Fund .............................................   41
   Small/Mid Cap Value Fund ...............................................   48

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   54
   Statements of Operations ...............................................   56
   Statements of Changes in Net Assets ....................................   58
   Financial Highlights ...................................................   62

Notes to Financial Highlights .............................................   66
--------------------------------------------------------------------------------

Notes to Financial Statements .............................................   67
--------------------------------------------------------------------------------

Other Information (Unaudited) .............................................   76
--------------------------------------------------------------------------------

List of Abbreviations .....................................................   78
--------------------------------------------------------------------------------

             -------------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS semi-annual report for the period that ended April 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy continued to show signs of strength during the past six months, even though real Gross Domestic Product (GDP) grew at a rate of only 1.7% for the fourth quarter of 2005. During the first quarter of 2006, economic growth gained momentum and ended the quarter with a GDP growth rate of 5.3%. The strong growth came despite continued interest rate hikes by the Federal Reserve Board (the Fed). The Federal funds rate stood at 4.75% as of the end of April 2006.

      Mortgage interest rates inched upward by about half a percentage point by the close of the first quarter of 2006. Data on mortgage applications, the number of homes listed for sale, and median sale prices confirmed that the housing market had slowed. Sluggish housing sales were seen in the condominium markets and in regions of rapid price appreciation. Sales of single-family homes held up well, but speculative demand for housing cooled. Business spending remained strong through the first quarter of 2006, and in April commodity prices continued their upward trend as the strong global economy steadily increased demand for raw materials.

STOCKS REMAIN VIABLE
--------------------------------------------------------------------------------

      Strong corporate earnings helped the equity markets in the fourth quarter of 2005 while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies. Nevertheless, in the United States, the fundamentals of strong earnings and low inflation kept the equity markets steady overall.

      During the first month of 2006, equity markets surged higher as speculation surfaced that the Fed might stop raising interest rates and move to a more neutral interest rate environment. Most domestic and international indices reported positive numbers for January. While many of the same indices saw a decline in performance for February, some stayed in positive territory.

      In March, many equity market indices moved higher, and the S&P 500 Index and the Dow Jones Industrial Average had the best first quarter results since 1999 and 2002, respectively. The NASDAQ Composite Index ended the first quarter of 2006 at a five-year high.

      Almost all equity markets continued to move higher in April. Value outperformed growth within the U.S. equity markets, and most large cap stocks slightly outperformed most small cap stocks. The energy and financial sectors led the way in the value asset class. With the outlook for housing becoming less optimistic, Real Estate Investment Trusts (REITs) became less attractive, and it may become more and more difficult for this asset class to continue at the pace it has set during the past five years.

LOOKING AHEAD
--------------------------------------------------------------------------------

      High-energy prices and rising interest rates may eventually slow investor enthusiasm for stocks, and we may see long-term interest rates move higher, though their increases could be restrained if inflation remains stable and investor confidence stays steady. These are just a few of the reasons why we believe that successful investing includes taking a balanced approach by maintaining a portfolio that is diversified and by keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across most major asset classes, each guided by skillful, independent money managers, our subadvisers, chosen for their focused attention to a particular investment style. We believe that our insistence on seeking skillful, independent money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DISCOVERY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DISCOVERY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   James M. Leach, CFA                     12/31/1987
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 18.20% 1 for the six-month period that ended April 30, 2006, underperforming its benchmark, the Russell 2500(TM) Growth Index 2, which returned 19.11% during the same period. In addition, the Fund outperformed the Russell Midcap(R) Growth Index 3, which returned 15.18%, and underperformed the Russell 2000(R) Index 4, which returned 18.91%.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund produced solid returns, but underperformed its benchmark. The Fund's underweighted position in financial companies detracted from performance during the period. We held the underweighted position in financials because we believe that the current shape of the yield curve and the peak in the credit cycle may prevent mid-sized banks and thrifts from producing attractive earnings growth for a period of time. Instead, we directed the Fund's holdings toward insurance firms, such as Endurance Specialty Holdings, Ltd., which may benefit from improving pricing for reinsurance.

      Conversely, good stock selection in health care, which was based on our investment process of fundamental, bottom-up research helped Fund performance. In particular, Digene Corporation, a company that produces diagnostic tests for certain cancers, reported significant gains for the fourth quarter of 2005. The strong earnings were driven by higher than expected gross margins, as the firm recognized increased efficiencies in manufacturing and distribution facilities.

      Holdings in the telecommunications services sector aided both absolute and relative performance. The Fund primarily benefited from a meaningful overweighed position in telecommunications companies; telecommunications was an area of strength for the market. In particular, NII Holdings Inc., a digital wireless provider concentrated in Latin America, reported that subscriber growth had more than doubled during the fourth quarter of 2005 compared to a year ago.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We rebalanced the Fund's positions within the technology sector by adding exposure to semiconductors with a position in Microsemi Corporation. This firm continued to see strong market share gains within the industry. In addition, we eliminated some of our holdings in the electronic equipment sector.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe a period of strong returns may be coming to an end, and we remain cautiously optimistic about the equity market in the near future. While equity market valuations remain reasonable, we see few catalysts for driving valuations higher because consumer and commercial default rates are at cyclical lows, and this is combined with narrow credit spreads and rising long-term interest rates. Although economic and profit growth rates appear to be solid, we believe that earnings growth will likely slow from its growth rate in 2005 as we enter the fourth year of an economic expansion. We remain vigilant about the consumer portion of the economy, which has remained strong in the first part of 2006. We still do not know how much increased interest rates will curtail mortgage equity withdrawals and what impact that will have on consumer spending.

      With little expectation that valuations will rise meaningfully, we believe that earnings growth will be the driver of market returns. We will continue to focus on our investment process of identifying long-term growth opportunities in both core growth as well as developing growth companies. We still believe that there is potential for increased capital spending and hiring, but these projects will be selective in the year ahead.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DISCOVERY FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                       6-Months*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------
Discovery Fund - Administrator Class (Incept. Date 04/11/2005)            18.31     37.53    10.58     8.63
------------------------------------------------------------------------------------------------------------
Discovery Fund - Investor Class (Incept. Date 12/31/1987)                 18.20     37.08    10.51     8.60
------------------------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------------------------
   Russell 2500(TM) Growth Index 2                                        19.11     34.07     6.86     7.17
------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Growth Index 3                                       15.18     28.27     5.77     8.92
------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index 4                                                18.91     33.47    10.90     9.58


* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.18
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    42.70x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        4.60x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  2.79
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        62%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2500(TM) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX-MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunication Services                                                   5%
Consumer Discretionary                                                      21%
Consumer Staples                                                             2%
Energy                                                                       9%
Financials                                                                   2%
Health Care                                                                 23%
Industrials                                                                  8%
Information Technology                                                      25%
Materials                                                                    5%


TEN LARGEST EQUITY HOLDINGS 5,6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

NII Holdings Incorporated                                                  3.41%
--------------------------------------------------------------------------------
Hilton Hotels Corporation                                                  2.61%
--------------------------------------------------------------------------------
MEMC Electronic Materials Incorporated                                     2.22%
--------------------------------------------------------------------------------
FormFactor Incorporated                                                    2.16%
--------------------------------------------------------------------------------
NutriSystem Incorporated                                                   2.11%
--------------------------------------------------------------------------------
Harrah's Entertainment Incorporated                                        2.09%
--------------------------------------------------------------------------------
Grant Prideco Incorporated                                                 2.06%
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corporation Class A                         2.03%
--------------------------------------------------------------------------------
Chesapeake Energy Corporation                                              2.00%
--------------------------------------------------------------------------------
Precision Castparts Corporation                                            1.99%

GROWTH OF $10,000 INVESTMENT 7 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
               DISCOVERY FUND -     Russell 2500(TM)  Russell Midcap(R)  Russell 2000(R)
               Investor Class         Growth Index       Growth Index         Index
            ---------------------  -----------------  -----------------  ---------------
 4/30/1996         10,000                10,000             10,000            10,000
 5/31/1996         10,308                10,357             10,204            10,394
 6/30/1996          9,640                 9,838              9,896             9,967
 7/31/1996          8,795                 8,860              9,128             9,097
 8/31/1996          9,065                 9,470              9,621             9,625
 9/30/1996          9,551                 9,973             10,232            10,001
10/31/1996          9,523                 9,662             10,112             9,847
11/30/1996         10,009                10,016             10,708            10,253
12/31/1996          9,974                10,066             10,527            10,521
 1/31/1997         10,197                10,367             10,993            10,732
 2/28/1997          9,631                 9,912             10,751            10,471
 3/31/1997          8,963                 9,260             10,144             9,977
 4/30/1997          9,048                 9,302             10,392            10,005
 5/31/1997         10,043                10,417             11,323            11,118
 6/30/1997         10,375                10,765             11,637            11,595
 7/31/1997         11,226                11,448             12,750            12,134
 8/31/1997         11,323                11,728             12,626            12,412
 9/30/1997         12,078                12,556             13,265            13,320
10/31/1997         11,472                11,773             12,601            12,735
11/30/1997         11,443                11,592             12,733            12,653
12/31/1997         11,056                11,551             12,901            12,874
 1/31/1998         10,952                11,400             12,668            12,671
 2/28/1998         11,772                12,379             13,859            13,608
 3/31/1998         12,311                12,838             14,440            14,169
 4/30/1998         12,227                12,955             14,636            14,248
 5/31/1998         11,668                12,123             14,034            13,480
 6/30/1998         11,915                12,212             14,431            13,509
 7/31/1998         11,362                11,303             13,813            12,415
 8/31/1998          9,508                 8,734             11,177            10,004
 9/30/1998          9,840                 9,500             12,022            10,787
10/31/1998         10,399                10,142             12,907            11,227
11/30/1998         10,920                10,863             13,778            11,815
12/31/1998         11,835                11,909             15,205            12,546
 1/31/1999         11,920                12,253             15,661            12,713
 2/28/1999         10,832                11,259             14,895            11,684
 3/31/1999         10,655                11,783             15,725            11,866
 4/30/1999         11,029                12,723             16,441            12,929
 5/31/1999         11,103                12,855             16,230            13,118
 6/30/1999         11,243                13,764             17,363            13,711
 7/31/1999         10,689                13,483             16,810            13,335
 8/31/1999         10,027                13,192             16,635            12,842
 9/30/1999          9,906                13,286             16,493            12,844
10/31/1999          9,880                13,933             17,769            12,896
11/30/1999         10,722                15,578             19,609            13,666
12/31/1999         12,460                18,516             23,004            15,213
 1/31/2000         11,945                18,413             23,000            14,969
 2/29/2000         13,817                23,136             27,835            17,441
 3/31/2000         13,890                21,321             27,863            16,291
 4/30/2000         13,215                19,243             25,159            15,311
 5/31/2000         13,369                17,530             23,325            14,418
 6/30/2000         13,884                19,848             25,800            15,675
 7/31/2000         14,171                18,221             24,166            15,171
 8/31/2000         14,552                20,596             27,810            16,329
 9/30/2000         13,804                19,264             26,451            15,849
10/31/2000         13,142                18,073             24,640            15,141
11/30/2000         12,052                14,630             19,286            13,587
12/31/2000         12,954                15,537             20,301            14,754
 1/31/2001         13,840                16,543             21,461            15,522
 2/28/2001         12,899                13,990             17,749            14,503
 3/31/2001         12,591                12,443             15,209            13,794
 4/30/2001         13,840                14,339             17,744            14,873
 5/31/2001         13,776                14,754             17,660            15,239
 6/30/2001         14,219                15,088             17,670            15,765
 7/31/2001         13,421                13,976             16,478            14,912
 8/31/2001         12,804                13,046             15,284            14,430
 9/30/2001         11,532                11,003             12,758            12,487
10/31/2001         12,275                12,089             14,099            13,218
11/30/2001         12,939                13,133             15,617            14,242
12/31/2001         13,495                13,853             16,210            15,121
 1/31/2002         13,431                13,261             15,684            14,963
 2/28/2002         13,190                12,442             14,795            14,553
 3/31/2002         14,063                13,445             15,924            15,723
 4/30/2002         13,660                12,998             15,081            15,866
 5/31/2002         13,594                12,343             14,631            15,162
 6/30/2002         12,870                11,208             13,016            14,410
 7/31/2002         11,966                 9,816             11,752            12,233
 8/31/2002         11,957                 9,814             11,711            12,202
 9/30/2002         11,275                 9,072             10,780            11,326
10/31/2002         11,908                 9,593             11,615            11,689
11/30/2002         12,500                10,485             12,525            12,732
12/31/2002         11,859                 9,823             11,768            12,023
 1/31/2003         11,521                 9,608             11,652            11,691
 2/28/2003         11,505                 9,384             11,551            11,337
 3/31/2003         11,653                 9,508             11,766            11,483
 4/30/2003         12,434                10,338             12,567            12,572
 5/31/2003         13,306                11,433             13,777            13,921
 6/30/2003         13,355                11,669             13,973            14,173
 7/31/2003         14,326                12,446             14,472            15,060
 8/31/2003         15,271                13,113             15,269            15,751
 9/30/2003         14,745                12,832             14,973            15,460
10/31/2003         16,012                13,887             16,180            16,758
11/30/2003         16,250                14,357             16,613            17,353
12/31/2003         16,405                14,372             16,794            17,705
 1/31/2004         17,021                14,971             17,349            18,474
 2/29/2004         17,386                15,111             17,640            18,640
 3/31/2004         17,187                15,163             17,606            18,813
 4/30/2004         16,505                14,520             17,109            17,854
 5/31/2004         16,838                14,822             17,513            18,138
 6/30/2004         17,303                15,184             17,792            18,902
 7/31/2004         15,940                13,995             16,613            17,629
 8/31/2004         15,358                13,714             16,408            17,539
 9/30/2004         16,513                14,332             17,021            18,362
10/31/2004         17,129                14,739             17,598            18,724
11/30/2004         18,436                15,717             18,507            20,348
12/31/2004         18,979                16,469             19,394            20,950
 1/31/2005         18,186                15,889             18,875            20,076
 2/28/2005         18,230                16,204             19,353            20,416
 3/31/2005         17,797                15,757             19,070            19,832
 4/30/2005         16,640                14,905             18,315            18,696
 5/31/2005         18,121                15,898             19,364            19,919
 6/30/2005         18,732                16,317             19,724            20,688
 7/31/2005         19,908                17,376             20,874            21,999
 8/31/2005         19,807                17,177             20,747            21,592
 9/30/2005         20,381                17,344             21,015            21,659
10/31/2005         19,297                16,777             20,397            20,986
11/30/2005         20,066                17,714             21,504            22,004
12/31/2005         20,354                17,815             21,741            21,902
 1/31/2006         21,875                19,164             23,043            23,867
 2/28/2006         21,766                19,107             22,760            23,800
 3/31/2006         22,432                19,922             23,395            24,954
 4/30/2006         22,810                19,983             23,493            24,949

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Discovery Fund, its predecessor fund.

2 The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2500(TM) Growth Index to replace the Russell 2000(R) Index and Russell Midcap(R) Growth Index as its benchmark index going forward because the Russell 2500(TM) Growth Index is more representative of the breadth of the Fund's holding.

3 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. You cannot invest directly in an Index.

4 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

5 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

6 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE DISCOVERY FUND Investor Class shares for the most recent ten years with the Russell 2500(TM) Growth Index, the Russell MidCap(R) Growth Index and the Russell 2000(R)
Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENTERPRISE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Sunjay Goel, CFA                        09/30/1998
   Thomas J. Pence, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 19.74% 1 for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell Midcap(R) Growth Index 2, which returned 15.18%. In addition, the Fund outperformed the Russell Midcap(R) Index 3, which returned 14.35% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund outperformed its benchmark. The strong returns were led by holdings within the health care and materials sectors. The Fund's underweighted position in financial companies detracted from performance during the period.

      Good stock selection in health care, which was based on our investment process of fundamental, bottom-up research, helped Fund performance. In particular, Gilead Sciences continued to produce solid gains during the period due to increased acceptance of its HIV drugs, Viread and Truvada. Holdings in the materials sector also aided Fund performance. Significant contributors in materials included Glamis Gold Ltd. and Goldcorp Inc. This sector has benefited from the increase in gold prices as well as increased production levels.

      Conversely, the financial sector detracted from performance during the period. The Fund was underweighted in this sector because we believe that the current shape of the yield curve and the peak in the credit cycle may prevent mid-sized banks and thrifts from producing attractive earnings growth for a period of time. Instead, we directed the Fund's holdings toward insurance firms, such as Endurance Specialty Holdings Ltd., which may benefit from improving pricing for reinsurance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We rebalanced the Fund's holdings within the consumer discretionary sector by initiating a position in Hilton Hotels Corporation. The firm is benefiting from the strong demand among business travelers. In addition, we eliminated Marvel Entertainment Inc. within the leisure sector.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe a period of strong returns may be coming to an end and we remain cautiously optimistic about the equity market in the near future. While equity market valuations remain reasonable, we see few catalysts for driving valuations higher because consumer and commercial default rates are at cyclical lows and this is combined with narrow credit spreads and rising long-term interest rates. Although economic and profit growth rates appear to be solid, we believe that earnings growth will likely slow from its growth rate in 2005 as we enter the fourth year of an economic expansion. We remain vigilant about the consumer portion of the economy, which has remained strong in the first part of 2006. We still do not know how much effect increased interest rates will curtail mortgage equity withdrawals and what impact that will have on consumer spending.

      With little expectation that valuations will rise meaningfully, we believe that earnings growth will be the driver of market returns. We will continue to focus on our investment process of identifying long-term growth opportunities in both core growth as well as developing growth companies. We still believe that there is potential for increased capital spending and hiring at the enterprise level, but these projects will be selective in the year ahead.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENTERPRISE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                       6-Months*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund - Administrator (Incept. Date 08/30/2002)                20.00      36.40     4.93       16.92
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund - Advisor Class (Incept. Date 02/24/2000)                19.83      36.12     4.66       16.60
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund - Institutional (Incept. Date 06/30/2003)                20.12      36.71     4.95       16.94
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund - Investor (Incept. Date 09/30/1998)                     19.74      35.82     4.46       16.58
-----------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Growth Index 2                                      15.18      28.27     5.77        9.24
-----------------------------------------------------------------------------------------------------------------
   Russell MidCap(R) Index 3                                             14.35      26.42    10.85       12.63

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

Beta**                                                                     1.17
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    36.20x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        4.53x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  4.80
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        67%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX-MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunication Services                                                   4%
Consumer Discretionary                                                      21%
Consumer Staples                                                             3%
Energy                                                                      11%
Financials                                                                   3%
Health Care                                                                 19%
Industrials                                                                  7%
Information Technology                                                      27%
Materials                                                                    5%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

NII Holdings Incorporated                                                  3.09%
--------------------------------------------------------------------------------
Marriott International Incorporated Class A                                2.73%
--------------------------------------------------------------------------------
Precision Castparts Corporation                                            2.53%
--------------------------------------------------------------------------------
Hilton Hotels Corporation                                                  2.42%
--------------------------------------------------------------------------------
Grant Prideco Incorporated                                                 2.37%
--------------------------------------------------------------------------------
FormFactor Incorporated                                                    2.07%
--------------------------------------------------------------------------------
NutriSystem Incorporated                                                   2.07%
--------------------------------------------------------------------------------
Harrah's Entertainment Incorporated                                        2.04%
--------------------------------------------------------------------------------
Todco Class A                                                              2.01%
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corporation Class A                         1.82%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
              ENTERPRISE FUND -    Russell Midcap(R)   Russell Midcap(R)
               Investor Class         Growth Index          Index
            ---------------------  -----------------   -----------------
 9/30/1998         10,000                10,000             10,000
10/31/1998         11,170                10,736             10,682
11/30/1998         12,620                11,460             11,188
12/31/1998         14,743                12,647             11,844
 1/31/1999         17,004                13,027             11,823
 2/28/1999         15,553                12,389             11,430
 3/31/1999         17,255                13,079             11,788
 4/30/1999         18,593                13,675             12,659
 5/31/1999         18,177                13,500             12,623
 6/30/1999         20,732                14,442             13,068
 7/31/1999         21,077                13,982             12,709
 8/31/1999         22,972                13,837             12,380
 9/30/1999         24,777                13,719             11,945
10/31/1999         28,305                14,780             12,511
11/30/1999         33,860                16,310             12,871
12/31/1999         42,436                19,135             14,003
 1/31/2000         43,280                19,131             13,540
 2/29/2000         54,743                23,153             14,580
 3/31/2000         48,127                23,176             15,415
 4/30/2000         40,882                20,927             14,686
 5/31/2000         33,360                19,401             14,297
 6/30/2000         40,378                21,460             14,720
 7/31/2000         38,001                20,101             14,555
 8/31/2000         44,114                23,132             15,950
 9/30/2000         39,360                22,001             15,722
10/31/2000         33,309                20,496             15,479
11/30/2000         26,764                16,042             14,086
12/31/2000         29,801                16,886             15,158
 1/31/2001         30,988                17,851             15,402
 2/28/2001         26,439                14,763             14,465
 3/31/2001         23,435                12,651             13,567
 4/30/2001         25,715                14,759             14,728
 5/31/2001         25,557                14,690             15,002
 6/30/2001         25,694                14,697             14,861
 7/31/2001         24,360                13,706             14,436
 8/31/2001         22,742                12,713             13,881
 9/30/2001         19,916                10,612             12,207
10/31/2001         21,292                11,727             12,690
11/30/2001         22,784                12,990             13,753
12/31/2001         23,257                13,484             14,306
 1/31/2002         22,574                13,046             14,220
 2/28/2002         20,883                12,306             14,070
 3/31/2002         22,794                13,245             14,913
 4/30/2002         21,818                12,544             14,624
 5/31/2002         21,103                12,170             14,459
 6/30/2002         19,843                10,827             13,489
 7/31/2002         17,395                 9,775             12,173
 8/31/2002         17,143                 9,741             12,240
 9/30/2002         16,639                 8,967             11,110
10/31/2002         17,511                 9,662             11,672
11/30/2002         18,015                10,418             12,482
12/31/2002         16,702                 9,788             11,990
 1/31/2003         16,219                 9,692             11,748
 2/28/2003         16,250                 9,608             11,592
 3/31/2003         16,513                 9,787             11,707
 4/30/2003         17,815                10,453             12,557
 5/31/2003         19,307                11,459             13,706
 6/30/2003         19,265                11,623             13,845
 7/31/2003         20,389                12,038             14,301
 8/31/2003         21,807                12,701             14,922
 9/30/2003         21,051                12,455             14,735
10/31/2003         22,700                13,458             15,860
11/30/2003         22,879                13,818             16,305
12/31/2003         22,879                13,969             16,794
 1/31/2004         24,034                14,430             17,282
 2/29/2004         24,276                14,673             17,654
 3/31/2004         23,918                14,645             17,657
 4/30/2004         22,752                14,231             17,009
 5/31/2004         23,383                14,567             17,431
 6/30/2004         24,087                14,799             17,913
 7/31/2004         22,133                13,819             17,130
 8/31/2004         21,355                13,648             17,204
 9/30/2004         22,731                14,158             17,763
10/31/2004         23,677                14,638             18,253
11/30/2004         25,221                15,394             19,365
12/31/2004         26,208                16,132             20,189
 1/31/2005         25,284                15,700             19,689
 2/28/2005         25,326                16,097             20,297
 3/31/2005         24,979                15,862             20,138
 4/30/2005         23,551                15,234             19,496
 5/31/2005         25,463                16,107             20,430
 6/30/2005         26,208                16,406             20,980
 7/31/2005         27,711                17,363             22,085
 8/31/2005         27,395                17,257             21,931
 9/30/2005         28,026                17,480             22,222
10/31/2005         26,713                16,966             21,556
11/30/2005         27,942                17,887             22,513
12/31/2005         28,467                18,084             22,745
 1/31/2006         30,662                19,167             23,914
 2/28/2006         30,620                18,931             23,885
 3/31/2006         31,356                19,459             24,477
 4/30/2006         31,986                19,541             24,649

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Enterprise Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Enterprise Fund adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Enterprise Fund, its predecessor fund, and for periods prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Enterprise Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE ENTERPRISE FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Enterprise Fund, its predecessor fund.

2 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. You cannot invest directly in an Index. The Fund has selected the Russell Midcap(R) Growth Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell Midcap(R) Growth Index is more representative of the breadth of the Fund's holding.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.


5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE ENTERPRISE FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Growth Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wells Fargo Advantage Mid Cap Disciplined Fund (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Robert J.Costomiris, CFA                12/31/1998

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 10.78% 1 for the six-month period that ended April 30, 2006, underperforming its benchmark, the Russell Midcap(R) Value Index 2, which returned 13.58%. In addition, the Fund underperformed the Russell Midcap(R) Index 3, which returned 14.35% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance was primarily attributed to its holdings in the consumer discretionary sector, particularly in media. For example, Westwood One's stock price declined after its advertising revenue slowed. Westwood One is America's largest radio network and includes over 5,000 stations.

      On the positive side, the Fund's holdings in the utility and health care sectors added value. KeySpan Corporation is an example of a utility stock that helped performance during the period. KeySpan was acquired by National Grid in February 2006. Albertson's and Placer Dome were also acquired and aided performance. Albertson's was acquired by a consortium of investors led by Cerberus Capital Management, while Placer Dome was acquired by Barrick Gold.

      Both the Fund and the Russell Midcap Value Index had positive performance for the period, continuing the trend of above-average returns for the mid-cap equity markets. For both the trailing one-year and three-year time periods, the Russell Midcap(R) Index was up more than 25% annually. The mid cap market was led higher by the material and industrial stocks that have benefited from a growing global economy. In contrast, health care and utility stocks fell behind in the index.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our investment strategy focuses on seeking returns while minimizing downside risk. During the past six months, we adjusted the Fund's portfolio to capture profits and take advantage of investment opportunities. We increased the Fund's holdings in utility and consumer staple stocks. Both of these sectors trailed the general market during the last six months. Within utilities, we established a new position in PNM Resources. Within consumer staples, we increased our holdings by adding Tyson Foods and Tootsie Roll Industries. These positions were funded by selling securities that had appreciated and had reached their target sell price. In energy, we trimmed oil service positions FMC Technology and Cameron (formerly Cooper Cameron). We also cut back on the Fund's holdings in financials.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We like to find companies that have solid assets, manageable debt, credible management teams, and attractive prices. The companies we target are often temporarily out of favor with the market and may have lower stock prices. We believe that our disciplined investment process and risk management focus are well suited for the current economic environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                       6-Months*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Fund - Administrator (Incept. Date 04/11/2005)       10.84      22.49    14.99      17.52
-----------------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Fund - Institutional (Incept. Date 04/11/2005)       11.04      22.87    15.06      17.57
-----------------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Fund - Investor (Incept. Date 12/31/1998)            10.78      22.31    14.95      17.49
-----------------------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Value Index 2                                       13.58      24.75    13.69      12.03
-----------------------------------------------------------------------------------------------------------------
   Russell MidCap(R) Index 3                                             14.35      26.42    10.85      10.51

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     0.78
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    25.00x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        1.88x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                $   6.56
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        52%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX-MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

     THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN PRINTED MATERIAL

Utilities                                                                   10%
Consumer Discretionary                                                      22%
Consumer Staples                                                            25%
Energy                                                                       9%
Financials                                                                   4%
Industrials                                                                  8%
Information Technology                                                       8%
Materials                                                                   14%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Barrick Gold Corporation                                                   5.94%
--------------------------------------------------------------------------------
KeySpan Corporation                                                        5.35%
--------------------------------------------------------------------------------
Del Monte Foods Company                                                    4.93%
--------------------------------------------------------------------------------
Kroger Company                                                             4.89%
--------------------------------------------------------------------------------
Hanover Compressor Company                                                 4.87%
--------------------------------------------------------------------------------
Albertson's Incorporated                                                   4.30%
--------------------------------------------------------------------------------
Reader's Digest Association Incorporated                                   4.18%
--------------------------------------------------------------------------------
Waste Management Incorporated                                              4.05%
--------------------------------------------------------------------------------
Hercules Incorporated                                                      3.75%
--------------------------------------------------------------------------------
Raytheon Company                                                           3.68%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

     THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN PRINTED MATERIAL

            WELLS FARGO ADVANTAGE MID
             CAP DISCIPLINED FUND -   Russell Midcap(R)
                 Investor Class           Value Index    Russell Midcap(R) Index
            ------------------------- ------------------ -----------------------
12/31/1998           10,000                10,000                10,000
 1/31/1999           10,470                 9,767                 9,983
 2/28/1999           10,140                 9,552                 9,651
 3/31/1999           11,740                 9,689                 9,953
 4/30/1999           12,640                10,606                10,688
 5/31/1999           12,640                10,651                10,658
 6/30/1999           12,880                10,772                11,034
 7/31/1999           12,660                10,502                10,731
 8/31/1999           11,670                10,139                10,453
 9/30/1999           11,420                 9,626                10,085
10/31/1999           11,640                 9,910                10,563
11/30/1999           12,210                 9,728                10,867
12/31/1999           13,520                 9,989                11,823
 1/31/2000           13,360                 9,392                11,432
 2/29/2000           14,210                 8,999                12,311
 3/31/2000           15,580                10,090                13,016
 4/30/2000           15,110                10,130                12,400
 5/31/2000           14,840                10,304                12,071
 6/30/2000           14,920                 9,920                12,428
 7/31/2000           14,870                10,152                12,289
 8/31/2000           15,610                10,774                13,467
 9/30/2000           15,200                10,878                13,275
10/31/2000           15,770                11,084                13,070
11/30/2000           15,080                10,940                11,893
12/31/2000           16,603                11,905                12,799
 1/31/2001           16,956                11,862                13,005
 2/28/2001           15,692                11,811                12,213
 3/31/2001           14,878                11,484                11,455
 4/30/2001           16,238                12,116                12,435
 5/31/2001           17,074                12,460                12,667
 6/30/2001           17,245                12,294                12,548
 7/31/2001           17,406                12,244                12,188
 8/31/2001           17,395                12,021                11,720
 9/30/2001           15,060                10,874                10,306
10/31/2001           15,617                10,932                10,715
11/30/2001           17,213                11,697                11,612
12/31/2001           18,663                12,182                12,079
 1/31/2002           18,674                12,305                12,007
 2/28/2002           18,588                12,505                11,879
 3/31/2002           20,099                13,144                12,592
 4/30/2002           19,328                13,135                12,347
 5/31/2002           19,060                13,115                12,208
 6/30/2002           18,213                12,530                11,389
 7/31/2002           16,092                11,303                10,278
 8/31/2002           16,413                11,435                10,334
 9/30/2002           15,128                10,280                 9,381
10/31/2002           15,781                10,607                 9,855
11/30/2002           16,896                11,275                10,539
12/31/2002           16,465                11,007                10,124
 1/31/2003           16,243                10,702                 9,919
 2/28/2003           15,390                10,524                 9,788
 3/31/2003           15,511                10,560                 9,884
 4/30/2003           16,809                11,363                10,602
 5/31/2003           18,583                12,364                11,573
 6/30/2003           18,882                12,450                11,690
 7/31/2003           19,858                12,837                12,075
 8/31/2003           20,712                13,293                12,599
 9/30/2003           20,578                13,189                12,441
10/31/2003           21,277                14,158                13,391
11/30/2003           21,920                14,568                13,767
12/31/2003           23,160                15,197                14,179
 1/31/2004           23,839                15,598                14,591
 2/29/2004           24,691                15,983                14,905
 3/31/2004           24,941                16,009                14,909
 4/30/2004           24,977                15,332                14,361
 5/31/2004           25,038                15,725                14,718
 6/30/2004           25,645                16,286                15,125
 7/31/2004           25,147                15,845                14,463
 8/31/2004           25,402                16,100                14,526
 9/30/2004           25,912                16,569                14,998
10/31/2004           26,009                16,952                15,411
11/30/2004           26,992                18,098                16,350
12/31/2004           28,066                18,799                17,046
 1/31/2005           27,602                18,361                16,624
 2/28/2005           28,179                19,002                17,138
 3/31/2005           27,661                18,945                17,003
 4/30/2005           26,648                18,445                16,461
 5/31/2005           27,737                19,208                17,250
 6/30/2005           28,345                19,836                17,714
 7/31/2005           29,168                20,780                18,647
 8/31/2005           29,320                20,618                18,517
 9/30/2005           30,144                20,898                18,763
10/31/2005           29,422                20,259                18,200
11/30/2005           29,928                20,974                19,008
12/31/2005           30,289                21,177                19,204
 1/31/2006           31,648                22,097                20,191
 2/28/2006           31,441                22,306                20,167
 3/31/2006           32,121                22,793                20,667
 4/30/2006           32,593                23,012                20,811

--------------------------------------------------------------------------------

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares annual returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, its predecessor fund.

2 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. You cannot invest directly in an Index. The Fund has selected the Russell Midcap(R) Value Index to replace the Russell Midcap(R) Index as its benchmark index going forward because the Russell Midcap(R) Value Index is more representative of the breadth of the Fund's holding.

3 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND Investor Class shares for the life of the Fund with the Russell Midcap(R) Value Index and the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                          FUND INCEPTION DATE
   Ann M. Miletti                          12/31/1985
   Richard T. Weiss

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 13.32% 1 for the six-month period that ended April 30, 2006, underperforming its benchmark, the Russell Midcap(R) Index 2, which returned 14.35% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The market continued its upward move during the period, though the performance was somewhat divided with the small cap indices generally outperforming the large cap indices. The market remained resilient as general economic activity stayed strong and fears of inflation failed to materialize, despite commodity prices rising to new highs. Due to the strength in the economy, the Federal Reserve Board (the Fed) continued to raise the Federal funds rate during the period, and we believe that the Fed may continue to raise interest rates further, possibly to 5.25% by June 2006.

      Holdings within the cyclical sector of the Fund contributed the most toward the relative underperformance. Cyclicals were the strongest performers within the Russell Midcap Index, and part of the Fund's underperformance was due to its underweighted position within cyclicals. The remainder of the underperformance came from stock selection. In addition, holdings within the stable growth sector of the Fund underperformed largely due to media companies that were more reliant on advertisement revenues, such as CNET Networks, Interpublic Group, and Tribune Company. Media continues to struggle as the market tries to understand consumer behavior in this rapidly changing area.

      Holdings within the energy sector of the Fund were strong due to advantageous equity selection in the oil services sector. Weatherford, GlobalSantaFe, Transocean, and ENSCO contributed positively to Fund performance because they all were positioned in the offshore and international energy markets. These markets were aided by continued strong crude oil prices and were not significantly affected by depressed North American natural gas prices. In addition, holdings within the interest sensitive sector contributed positively to the relative performance of the Fund due to the Fund's underweighted position relative to the benchmark. The interest sensitive sector was among the weaker performing sectors within the Russell Midcap Index, so the Fund's underweighted position helped performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our methodology includes buying stocks that we believe are selling at a discount to their intrinsic private market value and selling stocks that approach their private market value. This discipline allows us to be patient with stocks that are out of favor with the market, which seems to be the exception as the market becomes more focused on the short term rather than the long term. Consequently, the Fund was overweighted in the energy and distribution sectors and underweighted in the interest sensitive sector. The Fund was underweighted to a lesser extent in the cyclical and health care sectors. The Fund began the period with a relatively large cash position that was reinvested incrementally. Additions were made in the areas of distribution, stable growth, and technology. The remaining sector weightings were fairly consistent from the beginning to the end of the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The stock market was strong during the past six months as the economy rebounded in the first quarter of 2006 from a slow fourth quarter in 2005. There were some signs of slowing within the housing sector and consumer spending, but production remains strong, especially in machinery and equipment manufacturing. A strong global economy, led by China, has helped cyclical stocks outperform, but it has also kept energy and other commodity prices at record high levels. We are watching core inflation levels because the Fed may continue to raise interest rates if it thinks that inflation is gaining momentum. So far, higher commodity prices have not translated to higher inflation. We will continue to focus on individual companies with low valuations, and we remain optimistic that our time-tested approach will guide Fund performance over time.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                       6-Months*   1-Year   5-Year   10-Years
-------------------------------------------------------------------------------------------------------------
Opportunity Fund - Administrator (Incept. Date 08/30/2002)               13.47      23.65    5.20     11.32
-------------------------------------------------------------------------------------------------------------
Opportunity Fund - Advisor (Incept. Date 02/24/2000)                     13.33      23.43    4.87     10.97
-------------------------------------------------------------------------------------------------------------
Opportunity Fund - Investor (Incept. Date 12/31/1985)                    13.32      23.39    5.03     11.23
-------------------------------------------------------------------------------------------------------------
Benchmark
-------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Index 2                                             14.35      26.42   10.85     12.43
-------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                    0.96
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                   26.30x
--------------------------------------------------------------------------------
Price to Book Ratio                                                       2.57x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $ 8.51
--------------------------------------------------------------------------------
Portfolio Turnover***                                                       17%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL MIDCAP(R) INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX-MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 3 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunication Services                                                   2%
Utilities                                                                    1%
Consumer Discretionary                                                      33%
Consumer Staples                                                             2%
Energy                                                                      14%
Financials                                                                   9%
Health Care                                                                  8%
Industrials                                                                  8%
Information Technology                                                      18%
Materials                                                                    5%

TEN LARGEST EQUITY HOLDINGS 3, 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Weatherford International Limited                                         3.47%
--------------------------------------------------------------------------------
Red Hat Incorporated                                                      2.45%
--------------------------------------------------------------------------------
GlobalSantaFe Corporation                                                 2.16%
--------------------------------------------------------------------------------
Apache Corporation                                                        2.08%
--------------------------------------------------------------------------------
Molex Incorporated Class A                                                2.07%
--------------------------------------------------------------------------------
Praxair Incorporated                                                      2.04%
--------------------------------------------------------------------------------
Automation Incorporated                                                   1.93%
--------------------------------------------------------------------------------
Hunt J.B. Transport Services Incorporated                                 1.86%
--------------------------------------------------------------------------------
Transocean Incorporated                                                   1.80%
--------------------------------------------------------------------------------
Nordstrom Incorporated                                                    1.75%

GROWTH OF $10,000 INVESTMENT 5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        WELLS FARGO ADVANTAGE
                          OPPORTUNITY FUND -
                            Investor Class              Russell Midcap(R) Index
                        ---------------------           -----------------------
 4/30/1996                      10,000                           10,000
 5/31/1996                      10,061                           10,151
 6/30/1996                       9,844                            9,999
 7/31/1996                       9,259                            9,380
 8/31/1996                       9,599                            9,826
 9/30/1996                       9,921                           10,312
10/31/1996                      10,089                           10,394
11/30/1996                      10,799                           11,028
12/31/1996                      10,808                           10,915
 1/31/1997                      10,934                           11,323
 2/28/1997                      10,854                           11,306
 3/31/1997                      10,600                           10,826
 4/30/1997                      10,890                           11,095
 5/31/1997                      11,634                           11,905
 6/30/1997                      11,846                           12,294
 7/31/1997                      12,844                           13,320
 8/31/1997                      12,894                           13,175
 9/30/1997                      13,604                           13,927
10/31/1997                      13,144                           13,385
11/30/1997                      13,166                           13,704
12/31/1997                      13,342                           14,081
 1/31/1998                      13,303                           13,816
 2/28/1998                      14,377                           14,896
 3/31/1998                      15,226                           15,603
 4/30/1998                      15,553                           15,642
 5/31/1998                      15,039                           15,158
 6/30/1998                      15,263                           15,368
 7/31/1998                      14,764                           14,635
 8/31/1998                      12,270                           12,294
 9/30/1998                      13,114                           13,089
10/31/1998                      14,295                           13,982
11/30/1998                      14,742                           14,644
12/31/1998                      15,409                           15,503
 1/31/1999                      15,812                           15,476
 2/28/1999                      15,313                           14,961
 3/31/1999                      15,881                           15,430
 4/30/1999                      17,301                           16,570
 5/31/1999                      17,478                           16,522
 6/30/1999                      18,321                           17,105
 7/31/1999                      18,404                           16,636
 8/31/1999                      17,683                           16,205
 9/30/1999                      17,527                           15,635
10/31/1999                      18,564                           16,376
11/30/1999                      19,218                           16,847
12/31/1999                      20,554                           18,329
 1/31/2000                      19,937                           17,723
 2/29/2000                      20,098                           19,085
 3/31/2000                      22,173                           20,178
 4/30/2000                      21,846                           19,223
 5/31/2000                      22,136                           18,714
 6/30/2000                      21,616                           19,267
 7/31/2000                      21,381                           19,051
 8/31/2000                      22,752                           20,877
 9/30/2000                      21,929                           20,579
10/31/2000                      22,150                           20,262
11/30/2000                      20,765                           18,438
12/31/2000                      22,316                           19,841
 1/31/2001                      23,539                           20,161
 2/28/2001                      22,226                           18,934
 3/31/2001                      21,130                           17,759
 4/30/2001                      22,669                           19,278
 5/31/2001                      22,811                           19,637
 6/30/2001                      22,237                           19,452
 7/31/2001                      21,931                           18,895
 8/31/2001                      20,619                           18,169
 9/30/2001                      17,769                           15,978
10/31/2001                      18,796                           16,611
11/30/2001                      20,456                           18,002
12/31/2001                      21,244                           18,725
 1/31/2002                      20,925                           18,614
 2/28/2002                      20,428                           18,416
 3/31/2002                      21,445                           19,520
 4/30/2002                      20,325                           19,142
 5/31/2002                      20,158                           18,926
 6/30/2002                      17,887                           17,657
 7/31/2002                      15,881                           15,934
 8/31/2002                      15,940                           16,021
 9/30/2002                      14,215                           14,543
10/31/2002                      15,064                           15,278
11/30/2002                      16,697                           16,338
12/31/2002                      15,518                           15,695
 1/31/2003                      15,113                           15,377
 2/28/2003                      15,021                           15,174
 3/31/2003                      14,848                           15,323
 4/30/2003                      16,183                           16,436
 5/31/2003                      17,854                           17,941
 6/30/2003                      18,027                           18,122
 7/31/2003                      18,617                           18,719
 8/31/2003                      19,471                           19,532
 9/30/2003                      19,082                           19,287
10/31/2003                      20,152                           20,760
11/30/2003                      20,531                           21,342
12/31/2003                      21,331                           21,982
 1/31/2004                      22,174                           22,620
 2/29/2004                      22,558                           23,108
 3/31/2004                      22,391                           23,112
 4/30/2004                      22,083                           22,264
 5/31/2004                      22,504                           22,816
 6/30/2004                      23,067                           23,447
 7/31/2004                      22,266                           22,422
 8/31/2004                      21,866                           22,519
 9/30/2004                      22,726                           23,250
10/31/2004                      23,115                           23,891
11/30/2004                      24,354                           25,347
12/31/2004                      25,089                           26,426
 1/31/2005                      24,381                           25,772
 2/28/2005                      24,662                           26,568
 3/31/2005                      24,337                           26,359
 4/30/2005                      23,483                           25,519
 5/31/2005                      24,700                           26,742
 6/30/2005                      25,240                           27,461
 7/31/2005                      26,711                           28,908
 8/31/2005                      26,403                           28,706
 9/30/2005                      26,370                           29,087
10/31/2005                      25,570                           28,215
11/30/2005                      26,635                           29,468
12/31/2005                      26,901                           29,771
 1/31/2006                      28,238                           31,301
 2/28/2006                      27,843                           31,264
 3/31/2006                      28,238                           32,039
 4/30/2006                      28,976                           32,263

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Opportunity Fund, its predecessor fund, and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Opportunity Fund. Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Opportunity Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Opportunity Fund adjusted to reflect Advisor Class expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Opportunity Fund, its predecessor fund.

2 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND Investor Class shares for the most recent ten years with the Russell Midcap(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Robert J. Costomiris, CFA               03/28/2002

 HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 17.35% 1 for the six-month period that ended April 30, 2006, underperforming its benchmark, the Russell 2000(R) Value Index 2, which returned 17.52%. In addition, the Fund underperformed the Russell 2000(R) Index 3, which returned 18.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Stock selection was important to the Fund's performance. While the Fund modestly underperformed its benchmark, it had solid returns. The Fund's position in media stocks had a negative impact on performance and were the primary cause of the Fund slightly underperforming its benchmark. Specifically, several of the Fund's holdings in the radio group disappointed investors and their stock prices fell during the last six months. Investors continue to underappreciate media stocks as business models change in the face of increasing competition.

      On the positive side, FMC Technologies and Hanover Compressor (oil service companies) both performed well. The Fund has owned FMC Technologies in the past, while Hanover is a more recent addition. In the health care sector, Diversa Corporation added to Fund performance. Diversa is a biotechnology company whose enzymes improve the production efficiency of ethanol. Casella Waste Systems, a long-standing position, performed well as fundamentals improved. Several of the Fund's top technology companies also helped Fund performance. We believe C-COR, a network infrastructure provider, is well positioned to benefit from accelerated spending in a number of communication areas. Ultratech, a semiconductor equipment company, has rebounded from a tough 2005 environment.

      The small cap market has continued to post exceptional returns on both an absolute and relative basis. During the six-month period, small cap stocks, as defined by the Russell 2000 Index, generally outperformed large cap stocks. Small cap stocks generally outpaced mid cap stocks as well. Material, technology, and industrial stocks led the market as global economic expansion continued. Financial, consumer staple and utility stocks lagged as interest rates continued to increase.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As an investment manager employing a disciplined value approach, we often buy the stocks of companies that we believe are currently out of favor in the eyes of the broad market while at the same time selling into market strength. During the past six months, the Fund's weighting in the materials sector decreased as we took profits and saw fewer opportunities. For example, we took advantage of 25-year highs in gold and sold the Fund's position in gold stocks to capture profits. We increased our weighting in consumer staple stocks, for example, Tootsie Roll Industries, because we believe they offered steady growth and stable cash flow investment opportunities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We like to find companies that have solid assets, manageable debt, credible management teams, and attractive prices. The companies we target are often temporarily out of favor with the market and may have lower stock prices. We believe that our disciplined investment process and risk-management focus are well suited for the current economic environment.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND.

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                      6-Months*  1-Year  Life of Fund
-----------------------------------------------------------------------------------------------------
Small Cap Disciplined Fund - Administrator (Incept. Date 04/11/2005)    17.58    24.97      20.69
-----------------------------------------------------------------------------------------------------
Small Cap Disciplined Fund - Institutional (Incept. Date 04/11/2005)    17.62    25.17      20.74
-----------------------------------------------------------------------------------------------------
Small Cap Disciplined Fund - Investor (Incept. Date 03/28/2002)         17.35    24.50      20.58
-----------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------
   Russell 2000(R) Value Index 2                                        17.52    30.85      14.20
-----------------------------------------------------------------------------------------------------
   Russell 2000(R) Index 3                                              18.91    33.47      11.98

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED

FUND CHARACTERISTICS 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     0.91
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    61.50x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.04x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  0.45
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        54%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX-MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 4 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                      23%
Materials                                                                    5%
Consumer Discretionary                                                      21%
Consumer Staples                                                            13%
Energy                                                                       3%
Financials                                                                   1%
Health Care                                                                 21%
Industrials                                                                 13%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Diversa Corporation                                                        5.03%
--------------------------------------------------------------------------------
C-COR Incorporated                                                         4.18%
--------------------------------------------------------------------------------
Ultratech Incorporated                                                     3.72%
--------------------------------------------------------------------------------
Casella Waste Systems Incorporated                                         3.57%
--------------------------------------------------------------------------------
Mercury Computer Systems Incorporated Class A                              3.51%
--------------------------------------------------------------------------------
Vital Signs Incorporated                                                   3.46%
--------------------------------------------------------------------------------
Lakes Entertainment Incorporated                                           3.39%
--------------------------------------------------------------------------------
Tootsie Roll Industries Incorporated                                       3.34%
--------------------------------------------------------------------------------
Hercules Incorporated                                                      3.32%
--------------------------------------------------------------------------------
Del Monte Foods Company                                                    3.27%

GROWTH OF $10,000 INVESTMENT 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
            SMALL CAP DISCIPLINED   Russell 2000(R)
            FUND - Investor Class     Value Index    Russell 2000(R) Index
            ----------------------  ---------------  ---------------------
 3/31/2002          10,000              10,000              10,000
 4/30/2002           9,980              10,352              10,091
 5/31/2002           9,650              10,010               9,643
 6/30/2002           9,570               9,788               9,165
 7/31/2002           8,510               8,334               7,781
 8/31/2002           8,640               8,297               7,761
 9/30/2002           8,120               7,704               7,203
10/31/2002           8,470               7,820               7,434
11/30/2002           9,230               8,444               8,098
12/31/2002           9,120               8,083               7,647
 1/31/2003           8,720               7,856               7,435
 2/28/2003           8,380               7,592               7,211
 3/31/2003           8,430               7,673               7,304
 4/30/2003           9,520               8,401               7,996
 5/31/2003          10,980               9,259               8,854
 6/30/2003          11,350               9,416               9,014
 7/31/2003          12,240               9,886               9,578
 8/31/2003          12,550              10,261              10,018
 9/30/2003          12,710              10,143               9,833
10/31/2003          13,440              10,971              10,658
11/30/2003          13,850              11,392              11,037
12/31/2003          14,823              11,804              11,261
 1/31/2004          15,452              12,212              11,750
 2/29/2004          15,771              12,448              11,855
 3/31/2004          16,297              12,620              11,966
 4/30/2004          16,503              11,968              11,356
 5/31/2004          16,828              12,112              11,536
 6/30/2004          17,240              12,727              12,022
 7/31/2004          16,633              12,142              11,213
 8/31/2004          16,102              12,261              11,155
 9/30/2004          16,655              12,746              11,679
10/31/2004          16,525              12,944              11,909
11/30/2004          18,237              14,093              12,941
12/31/2004          18,831              14,429              13,325
 1/31/2005          18,616              13,871              12,769
 2/28/2005          19,203              14,147              12,985
 3/31/2005          18,549              13,855              12,613
 4/30/2005          17,270              13,141              11,891
 5/31/2005          17,738              13,942              12,669
 6/30/2005          18,446              14,559              13,158
 7/31/2005          18,892              15,387              13,992
 8/31/2005          19,075              15,033              13,733
 9/30/2005          19,223              15,008              13,776
10/31/2005          18,321              14,631              13,347
11/30/2005          18,686              15,225              13,995
12/31/2005          18,710              15,108              13,930
 1/31/2006          20,494              16,357              15,180
 2/28/2006          20,590              16,356              15,137
 3/31/2006          21,524              17,147              15,871
 4/30/2006          21,500              17,193              15,868

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares and Institutional Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11,2005,reflects the performance of the Fund's Investor Class shares and includes expenses that are not applicable to and are higher than those of the Administrator Class shares and Institutional Class shares, respectively. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns and Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND for periods prior to April 11,2005, reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, its predecessor fund.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2000(R) Value Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Value Index is more representative of the breadth of the Fund's holding.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND Investor Class shares for the life of the Fund with the Russell 2000(R) Value Index and the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGER                           FUND INCEPTION DATE
   I. Charles Rinaldi                     03/28/2002

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 17.49% 1 for the six-month period that ended April 30, 2006, outperforming its benchmark, the Russell 2500(TM) Value Index 2, which returned 15.33% during the same period. In addition, the Fund outperformed the S&P 500 Index 3, which returned 9.63%, and the Russell Midcap (R) Index 4, which returned 14.35% during the same period. The Fund underperformed the Russell 2000 (R) Value Index 5, which returned 17.52%.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Performance was strong on an absolute basis during the period. Stock selection in materials and industrial processing added value to the Fund's portfolio. In materials, the best performers were steel, gold, and silver. In industrials, the leaders were construction and cement, chemicals, and metal fabricating. The Fund maintained an overweighted position in materials and industrial processing because our research indicated that the underlying companies remained strong contributors.

      Energy stocks also contributed to the Fund's performance. Fundamental research on oil well equipment, servicing, crude oil, natural gas, and drilling companies proved to be positive over the long term. In the fall of 2005, we reduced the Fund's position in companies within the oil industry.

      Our stock selection in consumer stocks helped Fund performance, with particular strength coming from commercial services stocks. Restaurant holdings were flat or slightly weak during the period because we believe that the focus on companies with improving fundamentals was not in favor. Technology stock prices were up during the same time. Stocks with higher price-to-earnings ratios were strong in the first three months of 2006, allowing the benchmark to perform well in technology. We typically avoid companies with higher price-to-earnings ratios and screen for companies with lower price-to-earnings ratios because we believe that stocks with extended valuations that lack strong fundamentals fail to perform well in the long term.

      The Fund's financials and producer durables stocks detracted from performance. Underweighted exposure to financials combined with weak stock selection hurt Fund performance. Insurance names held in the Fund also detracted from performance because reinsurance holdings suffered from the effects of last year's hurricanes. In Real Estate Investment Trusts (REITs), the Fund remained underweighted and this also contributed to underperformance. The Fund's investment style, which identifies undervalued stocks, tends to shun the current high valuations in REITs, especially with interest rates still moving upward.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We shifted our gains from energy companies and moved slowly into selected companies in financials and technology. Specifically, our investment process identified quality valuations in property and casualty insurance companies in niche markets. We believe that energy stocks in the Fund offer value over the long term, however, we also strive to take profits and seek value in other areas.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are cautious in the near term about the general stock market. Over the long term, we believe the small- and mid-cap value asset class remains attractive as many small and mid cap names continue to be ignored and undervalued. We will continue to take advantage of inefficiencies within the small- and mid-cap value asset class because we believe the current markets reward active management and strong stock selection. We will continue to focus on identifying investment opportunities in stocks with quality management and strong fundamentals that are attractively valued.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of April 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Fund's Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class (CONTINUED)

PERFORMANCE HIGHLIGHTS       WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

                                                                      6-Months*  1-Year  Life of Fund
-----------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund - Administrator (Incept. Date 04/11/2005)      17.72    41.57      16.00
-----------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund - Investor (Incept. Date 03/28/2002)           17.49    41.02      15.87
-----------------------------------------------------------------------------------------------------
Benchmarks
-----------------------------------------------------------------------------------------------------
   Russell 2500(TM) Value Index 2                                       15.33    26.82      14.67
-----------------------------------------------------------------------------------------------------
   S&P 500 Index 3                                                       9.63    15.41       5.16
-----------------------------------------------------------------------------------------------------
   Russell Midcap(R) Index 4                                            14.35    26.42      13.09
-----------------------------------------------------------------------------------------------------
   Russell 2000(R) Value Index 5                                        17.52    30.85      14.20
-----------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED

FUND CHARACTERISTICS 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Beta**                                                                     1.26
--------------------------------------------------------------------------------
Price to Earnings (trailing 12 months)                                    56.70x
--------------------------------------------------------------------------------
Price to Book Ratio                                                        2.27x
--------------------------------------------------------------------------------
Median Market Cap. ($B)                                                 $  0.84
--------------------------------------------------------------------------------
Portfolio Turnover***                                                        24%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2500(TM) VALUE INDEX BETA IS 1.00 BY DEFINITION.

*** THIS MEASURE IS BASED ON SIX-MONTHS OF THE FUND'S ACTIVITY.

SECTOR DISTRIBUTION 6 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunication Services                                                   1%
Consumer Discretionary                                                       9%
Consumer Staples                                                             2%
Energy                                                                      24%
Financials                                                                  10%
Health Care                                                                 11%
Industrials                                                                 13%
Information Technology                                                      16%
Materials                                                                   14%

TEN LARGEST EQUITY HOLDINGS 6,7 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------
Global Industries Limited                                                  5.20%
--------------------------------------------------------------------------------
Allied Healthcare Products Incorporated                                    2.46%
--------------------------------------------------------------------------------
Covalent Group Incorporated                                                2.45%
--------------------------------------------------------------------------------
Trilogy Energy Trust                                                       2.00%
--------------------------------------------------------------------------------
Randgold Resources Limited ADR                                             1.82%
--------------------------------------------------------------------------------
KFX Incorporated                                                           1.79%
--------------------------------------------------------------------------------
Key Energy Services Incorporated                                           1.78%
--------------------------------------------------------------------------------
Intertape Polymer Group Incorporated                                       1.52%
--------------------------------------------------------------------------------
MeMoRan Exploration Company                                                1.34%
--------------------------------------------------------------------------------
Gentex Corporation                                                         1.33%

GROWTH OF $10,000 INVESTMENT 8 (AS OF APRIL 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
             SMALL/MID CAP VALUE   Russell 2500(TM)  Russell 2000(R)  Russell Midcap(R)
            FUND - Investor Class    Value Index       Value Index          Index        S&P 500 Index
            ---------------------  ----------------  ---------------  -----------------  -------------
 3/31/2002         10,000               10,000           10,000            10,000            10,000
 4/30/2002          9,810               10,171           10,352             9,806             9,394
 5/31/2002          9,660               10,004           10,010             9,695             9,325
 6/30/2002          8,930                9,651            9,788             9,045             8,661
 7/31/2002          7,640                8,534            8,334             8,163             7,986
 8/31/2002          7,830                8,579            8,297             8,207             8,038
 9/30/2002          7,020                7,877            7,704             7,450             7,166
10/31/2002          7,160                7,990            7,820             7,827             7,796
11/30/2002          7,680                8,573            8,444             8,370             8,254
12/31/2002          7,580                8,306            8,083             8,040             7,769
 1/31/2003          7,470                8,055            7,856             7,878             7,566
 2/28/2003          7,360                7,857            7,592             7,773             7,453
 3/31/2003          7,280                7,910            7,673             7,850             7,524
 4/30/2003          7,870                8,626            8,401             8,420             8,144
 5/31/2003          8,920                9,424            9,259             9,191             8,573
 6/30/2003          9,060                9,593            9,416             9,284             8,682
 7/31/2003          9,600               10,010            9,886             9,590             8,836
 8/31/2003         10,020               10,413           10,261            10,006             9,008
 9/30/2003          9,960               10,339           10,143             9,881             8,912
10/31/2003         10,660               11,129           10,971            10,635             9,416
11/30/2003         11,090               11,583           11,392            10,933             9,499
12/31/2003         12,010               12,038           11,804            11,261             9,997
 1/31/2004         12,320               12,427           12,212            11,588            10,180
 2/29/2004         12,770               12,680           12,448            11,838            10,322
 3/31/2004         13,020               12,781           12,620            11,840            10,166
 4/30/2004         12,240               12,112           11,968            11,405            10,007
 5/31/2004         12,400               12,356           12,112            11,688            10,144
 6/30/2004         12,860               12,846           12,727            12,012            10,341
 7/31/2004         12,110               12,329           12,142            11,487             9,998
 8/31/2004         11,710               12,484           12,261            11,536            10,039
 9/30/2004         12,640               12,878           12,746            11,911            10,147
10/31/2004         12,550               13,111           12,944            12,239            10,302
11/30/2004         14,000               14,183           14,093            12,985            10,719
12/31/2004         14,337               14,635           14,429            13,538            11,084
 1/31/2005         13,881               14,164           13,871            13,203            10,814
 2/28/2005         14,679               14,518           14,147            13,610            11,041
 3/31/2005         14,038               14,324           13,855            13,503            10,846
 4/30/2005         12,953               13,788           13,141            13,073            10,640
 5/31/2005         13,421               14,554           13,942            13,699            10,978
 6/30/2005         14,304               15,087           14,559            14,068            10,994
 7/31/2005         15,325               15,895           15,387            14,809            11,403
 8/31/2005         15,761               15,606           15,033            14,706            11,299
 9/30/2005         16,186               15,623           15,008            14,901            11,391
10/31/2005         15,548               15,162           14,631            14,454            11,200
11/30/2005         15,963               15,784           15,225            15,096            11,624
12/31/2005         16,247               15,767           15,108            15,251            11,628
 1/31/2006         17,724               16,805           16,357            16,035            11,937
 2/28/2006         17,235               16,828           16,356            16,016            11,969
 3/31/2006         17,941               17,418           17,147            16,413            12,117
 4/30/2006         18,267               17,486           17,193            16,528            12,280

--------------------------------------------------------------------------------

shares. The Investor Class shares annual returns are substantially similar to what the Administrator Class shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, its predecessor fund.

2 The Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2500(TM) Value Index to replace the S&P 500 Index, the Russell 2000(R) Value Index and the Russell Midcap(R) Index as its benchmark index going forward because the Russell 2500(TM) Value Index is more representative of the breadth of the Fund's holding.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

5 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

6 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

7 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND Investor Class shares for the life of the Fund with the Russell 2500(TM) Value Index, S&P 500 Index, Russell Midcap(R) Index and Russell 2000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS                FUND EXPENSES
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (November 1, 2005 to April 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                          Beginning        Ending      Expenses
                                                                        Account Value  Account Value  Paid During   Net Annual
                                                                         11/01/2005      04/30/2006    Period (1)  Expense Ratio
Wells Fargo Advantage Discovery Fund
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Discovery Fund - Administrator Class
Actual                                                                    $ 1,000.00     $ 1,183.10      $ 6.22        1.15%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,019.09      $ 5.76        1.15%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Discovery Fund - Investor Class
Actual                                                                    $ 1,000.00     $ 1,182.00      $ 7.47        1.38%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,017.95      $ 6.90        1.38%

Wells Fargo Advantage Enterprise Fund
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Administrator Class
Actual                                                                    $ 1,000.00     $ 1,200.00      $ 6.27        1.15%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,019.09      $ 5.76        1.15%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Advisor Class
Actual                                                                    $ 1,000.00     $ 1,198.30      $ 7.52        1.38%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,017.95      $ 6.90        1.38%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Institutional Class
Actual                                                                    $ 1,000.00     $ 1,201.20      $ 4.91        0.90%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,020.33      $ 4.51        0.90%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Enterprise Fund - Investor Class
Actual                                                                    $ 1,000.00     $ 1,197.40      $ 8.44        1.55%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,017.11      $ 7.75        1.55%

FUND EXPENSES                WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                          Beginning       Ending        Expenses
                                                                        Account Value  Account Value  Paid During    Net Annual
                                                                         11/01/2005     04/30/2006     Period (1)  Expense Ratio
Wells Fargo Advantage Mid Cap Disciplined Fund
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund - Administrator Class
Actual                                                                    $ 1,000.00     $ 1,108.40      $ 6.01        1.15%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,019.09      $ 5.76        1.15%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund - Institutional Class
Actual                                                                    $ 1,000.00     $ 1,110.40      $ 4.66        0.89%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,020.38      $ 4.46        0.89%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Mid Cap Disciplined Fund - Investor Class
Actual                                                                    $ 1,000.00     $ 1,107.80      $ 6.85        1.31%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,018.30      $ 6.56        1.31%

Wells Fargo Advantage Opportunity Fund
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund - Administrator Class
Actual                                                                    $ 1,000.00     $ 1,134.70      $ 5.50        1.04%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,019.64      $ 5.21        1.04%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund - Advisor Class
Actual                                                                    $ 1,000.00     $ 1,133.30      $ 6.82        1.29%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,018.40      $ 6.46        1.29%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund - Investor Class
Actual                                                                    $ 1,000.00     $ 1,133.20      $ 7.14        1.35%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,018.10      $ 6.76        1.35%

Wells Fargo Advantage Small Cap Disciplined Fund
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund - Administrator Class
Actual                                                                    $ 1,000.00     $ 1,175.80      $ 6.47        1.20%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,018.84      $ 6.01        1.20%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund - Institutional Class
Actual                                                                    $ 1,000.00     $ 1,176.20      $ 5.40        1.00%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,019.84      $ 5.01        1.00%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund - Investor Class
Actual                                                                    $ 1,000.00     $ 1,173.50      $ 8.68        1.61%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,016.81      $ 8.05        1.61%

Wells Fargo Advantage Small/Mid Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund - Administrator Class
Actual                                                                    $ 1,000.00     $ 1,177.20      $ 6.37        1.18%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,018.94      $ 5.91        1.18%
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund - Investor Class
Actual                                                                    $ 1,000.00     $ 1,174.90      $ 8.57        1.59%
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                  $ 1,000.00     $ 1,016.91      $ 7.95        1.59%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

COMMON STOCKS - 96.35%

AEROSPACE, DEFENSE - 1.57%
    170,219  BE AEROSPACE INCORPORATED+                            $  4,430,801
                                                                   ------------

AMUSEMENT & RECREATION SERVICES - 3.72%
     69,500  HARRAH'S ENTERTAINMENT INCORPORATED                      5,673,980
    105,400  LIFE TIME FITNESS INCORPORATED+                          4,827,320

                                                                     10,501,300
                                                                   ------------

APPAREL & ACCESSORY STORES - 3.69%
     52,800  ABERCROMBIE & FITCH COMPANY CLASS A                      3,206,544
    110,100  CHICO'S FAS INCORPORATED+                                4,080,306
     99,900  DSW INCORPORATED+                                        3,126,870

                                                                     10,413,720
                                                                   ------------

BUSINESS SERVICES - 10.79%
     79,100  AMDOCS LIMITED+                                          2,942,520
    210,100  BEA SYSTEMS INCORPORATED+<<                              2,783,825
     86,900  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+      5,527,709
    160,855  EMAGEON INCORPORATED+<<                                  2,855,176
     75,150  F5 NETWORKS INCORPORATED+                                4,400,784
    176,800  RED HAT INCORPORATED+                                    5,196,152
    180,200  RSA SECURITY INCORPORATED+                               3,773,388
    175,800  VALUECLICK INCORPORATED+                                 2,962,230

                                                                     30,441,784
                                                                   ------------

CHEMICALS & ALLIED PRODUCTS - 1.37%
     61,203  DIGENE CORPORATION+                                      2,528,296
     83,900  INTERMUNE INCORPORATED+                                  1,341,561

                                                                      3,869,857
                                                                   ------------

COMMUNICATIONS - 5.85%
    135,100  AMERICAN TOWER CORPORATION CLASS A+                      4,612,314
     39,700  EQUINIX INCORPORATED+                                    2,616,230
    154,604  NII HOLDINGS INCORPORATED+                               9,260,780

                                                                     16,489,324
                                                                   ------------

EATING & DRINKING PLACES - 0.75%
        250  CHIPOTLE MEXICAN GRILL INCORPORATED+                        13,047
    222,700  COSI INCORPORATED+                                       2,091,153

                                                                      2,104,200
                                                                   ------------

ELECTRIC, GAS & SANITARY SERVICES - 1.94%
    120,000  COVANTA HOLDING CORPORATION+                             2,001,600
    158,100  WILLIAMS COMPANIES INCORPORATED                          3,467,133

                                                                      5,468,733
                                                                   ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 10.10%
     52,170  HARMAN INTERNATIONAL INDUSTRIES INCORPORATED             4,590,438
     51,300  MARVELL TECHNOLOGY GROUP LIMITED+                        2,928,717
    148,900  MEMC ELECTRONIC MATERIALS INCORPORATED+                  6,045,340

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (CONTINUED)
    174,300  MICROSEMI CORPORATION+                                $  4,761,876
     67,400  NETWORK APPLIANCE INCORPORATED+                          2,498,518
     86,700  TESSERA TECHNOLOGIES INCORPORATED+                       2,780,469
    184,000  TRIDENT MICROSYSTEMS INCORPORATED+                       4,894,400

                                                                     28,499,758
                                                                   ------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES
- 1.16%
     61,000  GEN-PROBE INCORPORATED+                                  3,261,670
                                                                   ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT - 1.72%
    135,800  LADISH COMPANY INCORPORATED+                             4,843,986
                                                                   ------------

HEALTH SERVICES - 3.64%
     94,190  COMMUNITY HEALTH SYSTEMS INCORPORATED+                   3,413,446
     59,700  COVANCE INCORPORATED+                                    3,483,495
     66,800  PEDIATRIX MEDICAL GROUP INCORPORATED+                    3,381,416

                                                                     10,278,357
                                                                   ------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
CONTRACTS - 0.99%
     62,851  FOSTER WHEELER LIMITED+                                  2,800,640
                                                                   ------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.51%
    263,150  HILTON HOTELS CORPORATION                                7,089,261
                                                                   ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.46%
    100,500  GAMESTOP CORPORATION CLASS A+                            4,743,600
    109,400  GRANT PRIDECO INCORPORATED+                              5,601,280
     72,200  RACKABLE SYSTEMS INCORPORATED+                           3,710,358
    109,700  SCIENTIFIC GAMES CORPORATION CLASS A+                    4,178,473

                                                                     18,233,711
                                                                   ------------

INSURANCE CARRIERS - 1.35%
    122,900  ENDURANCE SPECIALTY HOLDINGS LIMITED                     3,804,984
                                                                   ------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.94%
     58,700  CORRECTIONS CORPORATION OF AMERICA+                      2,634,456
                                                                   ------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 12.18%
    124,900  AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+          2,774,029
     40,600  C.R. BARD INCORPORATED                                   3,023,076
     69,630  DENTSPLY INTERNATIONAL INCORPORATED                      4,154,822
     70,900  DEXCOM INCORPORATED+                                     1,783,844
    240,850  EV3 INCORPORATED+<<                                      3,778,937
    140,700  FORMFACTOR INCORPORATED+                                 5,865,783
     84,300  HAEMONETICS CORPORATION+                                 4,594,350
     12,100  INTUITIVE SURGICAL INCORPORATED+                         1,536,700
    165,958  NUVASIVE INCORPORATED+                                   3,305,883
     82,300  RESMED INCORPORATED+                                     3,551,245

                                                                     34,368,669
                                                                   ------------

MEDICAL MANAGEMENT SERVICES - 1.16%
     65,600  COVENTRY HEALTH CARE INCORPORATED+                       3,258,352
                                                                   ------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

METAL MINING - 5.28%
    112,100  GLAMIS GOLD LIMITED+<<                                $  4,399,925
    110,900  GOLDCORP INCORPORATED<<                                  3,894,808
    106,600  NOVAGOLD RESOURCES INCORPORATED+<<                       1,705,600
    197,500  PAN AMERICAN SILVER CORPORATION+<<                       4,898,000

                                                                     14,898,333
                                                                   ------------

MISCELLANEOUS RETAIL - 2.63%
     60,500  COLDWATER CREEK INCORPORATED+                            1,691,580
     84,400  NUTRISYSTEM INCORPORATED+                                5,727,384

                                                                      7,418,964
                                                                   ------------

OIL & GAS EXTRACTION - 4.58%
     35,800  CANADIAN NATURAL RESOURCES LIMITED                       2,155,160
    171,600  CHESAPEAKE ENERGY CORPORATION                            5,436,288
      3,000  COMPLETE PRODUCTION SERVICES INCORPORATED+<<                79,290
    114,500  TODCO CLASS A+                                           5,252,115

                                                                     12,922,853
                                                                   ------------

PRIMARY METAL INDUSTRIES - 1.91%
     85,700  PRECISION CASTPARTS CORPORATION                          5,397,386
                                                                   ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.75%
     66,000  VISTAPRINT LIMITED+                                      2,110,680
                                                                   ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES
- 0.73%
     42,600  NUVEEN INVESTMENTS CLASS A                               2,049,912
                                                                   ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.53%
     25,900  CARBO CERAMICS INCORPORATED                              1,500,387
                                                                   ------------

THEATERS & ENTERTAINMENT - 1.61%
    216,500  REGAL ENTERTAINMENT GROUP CLASS A                        4,550,830
                                                                   ------------

WHOLESALE TRADE NON-DURABLE GOODS - 3.91%
     76,800  CENTRAL EUROPEAN DISTRIBUTION CORPORATION+               3,152,640
     63,400  DEAN FOODS COMPANY+                                      2,511,274
     57,000  ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+              1,792,650
     67,200  MEDCO HEALTH SOLUTIONS INCORPORATED+                     3,577,056

                                                                     11,033,620
                                                                   ------------

WHOLESALE TRADE-DURABLE GOODS - 2.53%
    108,600  AVNET INCORPORATED+                                      2,839,890
    166,100  CYTYC CORPORATION+                                       4,293,685

                                                                      7,133,575
                                                                   ------------

TOTAL COMMON STOCKS (COST $217,379,483)                             271,810,103
                                                                   ------------

COLLATERAL FOR SECURITIES LENDING - 5.74%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.21%
    578,069  SCUDDER DAILY ASSETS MONEY MARKET FUND                     578,069
                                                                   ------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DISCOVERY FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                          INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 5.53%
$     44,083  AMERICAN GENERAL FINANCE CORPORATION+/-++                 4.93%        05/15/2007     $    44,102
      18,353  APRECO LLC++                                              4.60         05/15/2006          18,319
      40,170  APRECO LLC++                                              4.92         06/15/2006          39,921
     362,461  AQUIFER FUNDING LIMITED++                                 4.80         05/03/2006         362,363
     122,453  AQUIFER FUNDING LIMITED++                                 4.80         05/04/2006         122,404
     122,453  AQUINAS FUNDING LLC++                                     5.04         06/23/2006         121,559
     250,284  ATLANTIC ASSET SECURITIZATION CORPORATION++               4.86         05/11/2006         249,946
     244,906  ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-           4.81         11/03/2006         244,906
      58,777  ATLAS CAPITAL FUNDING LIMITED++                           4.60         05/15/2006          58,666
     122,453  ATLAS CAPITAL FUNDING LIMITED+/-++                        4.93         12/22/2006         122,453
     122,453  ATLAS CAPITAL FUNDING LIMITED+/-++                        4.94         10/20/2006         122,453
     122,453  ATLAS CAPITAL FUNDING LIMITED SERIES MTN+/-               4.98         04/25/2007         122,453
       8,028  ATOMIUM FUNDING CORPORATION++                             4.81         05/03/2006           8,026
     466,561  ATOMIUM FUNDING CORPORATION++                             4.81         05/04/2006         466,374
      98,692  ATOMIUM FUNDING CORPORATION++                             4.83         05/05/2006          98,640
      59,571  ATOMIUM FUNDING CORPORATION++                             5.00         06/12/2006          59,227
     293,887  BASF AG++                                                 4.81         05/04/2006         293,770
     146,944  BEAR STEARNS & COMPANY+/-                                 4.93         10/04/2006         146,944
     250,922  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $250,956)                                 4.92         05/01/2006         250,922
      16,992  BETA FINANCE INCORPORATED SERIES MTN+/-                   4.91         06/02/2006          16,993
   2,693,968  BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $2,694,337)                               4.93         05/01/2006       2,693,968
     163,093  BUCKINGHAM CDO LLC++                                      4.96         05/23/2006         162,602
     244,906  BUCKINGHAM CDO LLC++                                      5.08         07/24/2006         242,060
     294,852  BUCKINGHAM II CDO LLC++                                   4.86         05/08/2006         294,578
      34,287  BUCKINGHAM II CDO LLC++                                   4.95         05/24/2006          34,179
      63,676  CAIRN HIGH GRADE FUNDING I++                              4.76         05/10/2006          63,598
     122,453  CAIRN HIGH GRADE FUNDING I++                              4.81         05/02/2006         122,437
      97,962  CAIRN HIGH GRADE FUNDING I++                              4.83         05/08/2006          97,871
      83,268  CAIRN HIGH GRADE FUNDING I++                              4.93         05/18/2006          83,076
      67,594  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.68         05/08/2006          67,531
      21,782  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.69         05/10/2006          21,755
      97,962  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.70         05/12/2006          97,816
      50,563  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.80         05/05/2006          50,537
     157,666  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.83         05/09/2006         157,495
      48,981  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.89         06/07/2006          48,732
     130,364  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.90         06/12/2006         129,611
     153,409  CEDAR SPRINGS CAPITAL COMPANY LLC++                       4.99         06/21/2006         152,331
      71,023  CEDAR SPRINGS CAPITAL COMPANY LLC++                       5.01         06/05/2006          70,681
     244,906  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++              4.83         05/12/2006         244,541
     122,933  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++              4.85         05/11/2006         122,767
     342,869  CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++           4.85         05/14/2006         342,869
     316,909  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++        5.00         05/25/2006         315,866
     151,842  CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-        4.92         05/04/2006         151,833
     122,453  CULLINAN FINANCE CORPORATION SERIES MTN+/-                4.71         11/15/2006         122,465
      63,676  DEER VALLEY FUNDING LLC++                                 4.78         05/03/2006          63,658
     186,129  DEER VALLEY FUNDING LLC++                                 4.84         05/08/2006         185,956

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

DISCOVERY FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                         INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$      9,586  DEER VALLEY FUNDING LLC++                                 4.89%        05/15/2006     $     9,568
      78,292  DEER VALLEY FUNDING LLC++                                 4.92         05/16/2006          78,133
     609,309  DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $609,391)                                 4.82         05/01/2006         609,309
       7,837  EDISON ASSET SECURITIZATION LLC++                         4.84         05/15/2006           7,822
       9,796  EIFFEL FUNDING LLC++                                      4.80         05/01/2006           9,796
     176,435  EUREKA SECURITIZATION INCORPORATED++                      4.86         05/16/2006         176,077
     293,887  GEMINI SECURITIZATION INCORPORATED++                      4.79         05/01/2006         293,887
       7,347  GEMINI SECURITIZATION INCORPORATED++                      4.88         05/24/2006           7,324
     220,293  GEORGE STREET FINANCE LLC++                               4.80         05/02/2006         220,264
     117,555  GOLDMAN SACHS GROUP INCORPORATED+/-                       4.97         06/30/2006         117,555
       9,796  HARRIER FINANCE FUNDING LLC SERIES MTN+/-                 4.98         05/15/2007           9,798
      17,143  HBOS TREASURY SERVICES PLC+/-++                           5.12         01/12/2007          17,161
      78,370  ING USA ANNUITY & LIFE INSURANCE+/-                       5.03         06/06/2006          78,370
       6,368  K2 (USA) LLC++                                            4.61         05/02/2006           6,367
      22,654  K2 (USA) LLC SERIES MTN+/-                                4.90         07/24/2006          22,658
      73,472  KAUPTHING BANK HF SERIES MTN+/-                           4.98         03/20/2007          73,360
      19,592  KLIO II FUNDING CORPORATION++                             4.96         06/30/2006          19,430
     163,739  KLIO III FUNDING CORPORATION++                            4.93         05/22/2006         163,271
     235,443  KLIO III FUNDING CORPORATION++                            4.96         06/30/2006         233,496
       4,898  LEXINGTON PARKER CAPITAL CORPORATION                      4.60         05/02/2006           4,897
      18,593  LEXINGTON PARKER CAPITAL CORPORATION++                    4.68         05/10/2006          18,571
     785,027  LEXINGTON PARKER CAPITAL CORPORATION++                    4.85         05/05/2006         784,611
       8,327  LEXINGTON PARKER CAPITAL CORPORATION                      4.96         06/20/2006           8,269
     122,453  LIBERTY LIGHT US CAPITAL SERIES MTN+/-                    4.84         05/26/2006         122,456
       9,796  LINKS FINANCE LLC SERIES MTN1+/-                          4.82         09/12/2006           9,796
      73,472  LIQUID FUNDING LIMITED+/-++                               4.79         12/01/2006          73,472
     112,657  LIQUID FUNDING LIMITED+/-++                               4.88         08/14/2006         112,657
      29,389  LIQUID FUNDING LIMITED SERIES MTN+/-                      4.85         02/20/2007          29,389
      48,981  MBIA GLOBAL FUNDING LLC+/-++                              4.92         02/20/2007          48,978
     246,131  MERRILL LYNCH & COMPANY SERIES MTN+/-                     5.28         10/27/2006         246,328
     146,944  MORGAN STANLEY+/-                                         4.94         10/10/2006         146,944
      22,654  MORGAN STANLEY SERIES EXL+/-                              4.93         08/13/2010          22,659
     110,698  MORTGAGE INTEREST NET TRUST                               4.76         05/03/2006         110,668
       4,898  NATIONWIDE BUILDING SOC+/-++                              5.20         07/21/2006           4,900
      21,836  NIEUW AMSTERDAM RECEIVABLES CORPORATION++                 4.91         06/26/2006          21,667
       7,861  NORDEA NORTH AMERICA INCORPORATED                         4.80         05/03/2006           7,859
      15,674  NORDEA NORTH AMERICA INCORPORATED                         4.81         05/09/2006          15,657
       9,306  NORDEA NORTH AMERICA INCORPORATED                         4.87         05/15/2006           9,289
      14,670  NORTH SEA FUNDING LLC++                                   5.00         06/26/2006          14,557
     244,906  NORTHERN ROCK PLC+/-++                                    4.83         02/05/2007         244,918
      19,813  RACERS TRUST 2004-6-MM+/-++                               4.95         05/22/2006          19,816
      92,315  REGENCY MARKETS #1 LLC++                                  5.06         07/20/2006          91,293
       4,898  SCALDIS CAPITAL LIMITED++                                 4.91         06/15/2006           4,868
     244,392  SEDNA FINANCE INCORPORATED++                              4.86         05/02/2006         244,360
      97,962  SLM CORPORATION+/-++                                      4.86         05/04/2007          97,938
      39,185  SWEDBANK (FORENINGS SPARBANKEN)                           4.81         05/09/2006          39,143

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

DISCOVERY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                           INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    24,491   SWEDISH NATIONAL HOUSING FINANCE (SBAB)      5.06%         07/18/2006      $     24,226
     19,592   TANGO FINANCE CORPORATION++                  4.94          06/21/2006            19,455
     56,637   TANGO FINANCE CORPORATION SERIES MTN+/-      4.90          10/25/2006            56,656
    148,065   THUNDER BAY FUNDING INCORPORATED++           5.00          06/16/2006           147,127
    174,442   TIERRA ALTA FUNDING I LIMITED++              4.82          05/10/2006           174,229
    252,459   TIERRA ALTA FUNDING I LIMITED++              4.83          05/11/2006           252,118
     28,316   TRAVELERS INSURANCE COMPANY+/-               4.92          02/09/2007            28,315
    122,453   UNICREDITO ITALIANO SERIES LIB+/-            4.86          03/09/2007           122,451
    186,129   US BANK NA SERIES BKNT+/-                    5.13          07/28/2006           186,138
     14,694   VERSAILLES CDS LLC++                         4.87          05/15/2006            14,667
    122,453   VERSAILLES CDS LLC++                         4.99          06/20/2006           121,609
      4,898   VERSAILLES CDS LLC++                         5.00          06/21/2006             4,864
     51,734   VERSAILLES CDS LLC++                         5.04          06/28/2006            51,321
     48,981   WHISTLEJACKET CAPITAL LIMITED+/-++           4.80          06/09/2006            48,981
     24,491   WHISTLEJACKET CAPITAL LIMITED++              4.91          05/15/2006            24,444
     79,129   WHISTLEJACKET CAPITAL LIMITED++              5.02          06/26/2006            78,518
     24,491   WHITE PINE FINANCE LLC++                     4.80          05/05/2006            24,478
     19,994   WHITE PINE FINANCE LLC++                     4.83          05/25/2006            19,928
    122,453   WHITE PINE FINANCE LLC+/-++                  4.85          07/17/2006           122,453
     15,047   WHITE PINE FINANCE LLC++                     4.91          06/20/2006            14,943
    129,257   WHITE PINE FINANCE LLC++                     4.92          06/22/2006           128,331
    117,555   WHITE PINE FINANCE LLC SERIES MTN1+/-        4.84          06/12/2006           117,560

                                                                                           15,603,672
                                                                                         ------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $16,181,741)                                 16,181,741
                                                                                         ------------

SHARES
SHORT-TERM INVESTMENTS - 2.53%

  7,146,537   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                    7,146,537
                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,146,537)                                              7,146,537
                                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $240,707,761)*                          104.62%                                    $295,138,381
OTHER ASSETS AND LIABILITIES, NET              (4.62)                                     (13,027,498)
                                              ------                                     ------------
TOTAL NET ASSETS                              100.00%                                    $282,110,883
                                              ------                                     ------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,146,537.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                  VALUE
COMMON STOCKS - 99.44%

AEROSPACE, DEFENSE - 1.58%
    150,652   BE AEROSPACE INCORPORATED+                                                 $  3,921,472
                                                                                         ------------

AMUSEMENT & RECREATION SERVICES - 2.02%
     61,600   HARRAH'S ENTERTAINMENT INCORPORATED                                           5,029,024
                                                                                         ------------

APPAREL & ACCESSORY STORES - 3.48%
     51,800   ANN TAYLOR STORES CORPORATION+                                                1,933,694
     46,000   CARTER'S INCORPORATED+                                                        3,098,560
     97,600   CHICO'S FAS INCORPORATED+                                                     3,617,056

                                                                                            8,649,310
                                                                                         ------------

BUSINESS SERVICES - 10.44%
     71,800   AMDOCS LIMITED+                                                               2,670,960
    326,500   BEA SYSTEMS INCORPORATED+                                                     4,326,125
     70,600   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                           4,490,866
     67,300   F5 NETWORKS INCORPORATED+                                                     3,941,088
    138,500   RED HAT INCORPORATED+                                                         4,070,515
    160,300   RSA SECURITY INCORPORATED+                                                    3,356,682
    183,400   VALUECLICK INCORPORATED+                                                      3,090,290

                                                                                           25,946,526
                                                                                         ------------

CHEMICALS & ALLIED PRODUCTS - 2.72%
     55,049   DIGENE CORPORATION+                                                           2,274,074
     26,755   GENZYME CORPORATION+                                                          1,636,336
     49,600   GILEAD SCIENCES INCORPORATED+                                                 2,852,000

                                                                                            6,762,410
                                                                                         ------------

COMMUNICATIONS - 4.99%
     97,700   AMERICAN TOWER CORPORATION CLASS A+                                           3,335,478
     21,500   EQUINIX INCORPORATED+                                                         1,416,850
    127,560   NII HOLDINGS INCORPORATED+                                                    7,640,844

                                                                                           12,393,172
                                                                                         ------------

DEPOSITORY INSTITUTIONS - 0.77%
     42,000   MARSHALL & ILSLEY CORPORATION                                                 1,920,240
                                                                                         ------------

ELECTRIC, GAS & SANITARY SERVICES - 1.96%
    109,400   COVANTA HOLDING CORPORATION+                                                  1,824,792
    138,700   WILLIAMS COMPANIES INCORPORATED                                               3,041,691

                                                                                            4,866,483
                                                                                         ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 11.23%
     73,000   BROADCOM CORPORATION CLASS A+                                                 3,001,030
     44,190   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                  3,888,278
     63,700   MARVELL TECHNOLOGY GROUP LIMITED+                                             3,636,633
    105,060   MEMC ELECTRONIC MATERIALS INCORPORATED+                                       4,265,436
    153,800   MICROSEMI CORPORATION+                                                        4,201,816
     76,700   NETWORK APPLIANCE INCORPORATED+                                               2,843,269
     64,800   NVIDIA CORPORATION+                                                           1,893,456

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                  VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT (CONTINUED)
     81,000   TESSERA TECHNOLOGIES INCORPORATED+                                         $  2,597,670
     58,600   TRIDENT MICROSYSTEMS INCORPORATED+                                            1,558,760

                                                                                           27,886,348
                                                                                         ------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.24%
     65,400   GEN-PROBE INCORPORATED+                                                       3,496,938
     37,000   QUEST DIAGNOSTICS INCORPORATED                                                2,062,010

                                                                                            5,558,948
                                                                                         ------------

FOOD & KINDRED PRODUCTS - 0.14%
      7,335   WM. WRIGLEY JR. COMPANY                                                         345,502
                                                                                         ------------

HEALTH SERVICES - 3.67%
     82,750   COMMUNITY HEALTH SYSTEMS INCORPORATED+                                        2,998,860
     53,800   COVANCE INCORPORATED+                                                         3,139,230
     59,000   PEDIATRIX MEDICAL GROUP INCORPORATED+                                         2,986,580

                                                                                            9,124,670
                                                                                         ------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 1.00%
     55,918   FOSTER WHEELER LIMITED+                                                       2,491,706
                                                                                         ------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 5.59%
    222,000   HILTON HOTELS CORPORATION                                                     5,980,680
     92,400   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                   6,751,668
     14,800   STATION CASINOS INCORPORATED                                                  1,140,784

                                                                                           13,873,132
                                                                                         ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.84%
    114,200   GRANT PRIDECO INCORPORATED+                                                   5,847,040
     65,200   RACKABLE SYSTEMS INCORPORATED+                                                3,350,628
     68,000   SANDISK CORPORATION+                                                          4,340,440
     90,800   SCIENTIFIC GAMES CORPORATION CLASS A+                                         3,458,572

                                                                                           16,996,680
                                                                                         ------------

INSURANCE CARRIERS - 1.29%
    103,800   ENDURANCE SPECIALTY HOLDINGS LIMITED                                          3,213,648
                                                                                         ------------

LEATHER & LEATHER PRODUCTS - 1.15%
     86,540   COACH INCORPORATED+                                                           2,857,551
                                                                                         ------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 6.89%
    105,700   AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                               2,347,597
     36,500   C.R. BARD INCORPORATED                                                        2,717,790
     62,470   DENTSPLY INTERNATIONAL INCORPORATED                                           3,727,585
    122,750   FORMFACTOR INCORPORATED+                                                      5,117,447
     74,200   RESMED INCORPORATED+                                                          3,201,730

                                                                                           17,112,149
                                                                                         ------------

MEDICAL MANAGEMENT SERVICES - 1.37%
     68,350   COVENTRY HEALTH CARE INCORPORATED+                                            3,394,945
                                                                                         ------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ENTERPRISE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                  VALUE
METAL MINING - 5.13%
    112,400   GLAMIS GOLD LIMITED+<<                                                     $  4,411,700
     87,900   GOLDCORP INCORPORATED                                                         3,087,048
     95,700   NOVAGOLD RESOURCES INCORPORATED+<<                                            1,531,200
    150,200   PAN AMERICAN SILVER CORPORATION+<<                                            3,724,960

                                                                                           12,754,908
                                                                                         ------------

MISCELLANEOUS RETAIL - 2.67%
     54,600   COLDWATER CREEK INCORPORATED+                                                 1,526,616
     75,200   NUTRISYSTEM INCORPORATED+                                                     5,103,072

                                                                                            6,629,688
                                                                                         ------------

OIL & GAS EXTRACTION - 6.72%
     72,400   CANADIAN NATURAL RESOURCES LIMITED                                            4,358,480
    122,510   CHESAPEAKE ENERGY CORPORATION                                                 3,881,117
      2,650   COMPLETE PRODUCTION SERVICES INCORPORATED+<<                                     70,039
    108,100   TODCO CLASS A+                                                                4,958,547
     42,200   TRANSOCEAN INCORPORATED+                                                      3,421,154

                                                                                           16,689,337
                                                                                         ------------

PRIMARY METAL INDUSTRIES - 2.52%
     99,300   PRECISION CASTPARTS CORPORATION                                               6,253,914
                                                                                         ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.00%
     77,900   VISTAPRINT LIMITED+                                                           2,491,242
                                                                                         ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.74%
     38,400   NUVEEN INVESTMENTS CLASS A                                                    1,847,808
                                                                                         ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.51%
     21,700   CARBO CERAMICS INCORPORATED                                                   1,257,081
                                                                                         ------------

THEATERS & ENTERTAINMENT - 1.65%
    195,000   REGAL ENTERTAINMENT GROUP CLASS A                                             4,098,900
                                                                                         ------------

TRANSPORTATION EQUIPMENT - 1.45%
     40,100   TEXTRON INCORPORATED                                                          3,606,995
                                                                                         ------------

WHOLESALE TRADE NON-DURABLE GOODS - 5.20%
     82,300   CENTRAL EUROPEAN DISTRIBUTION CORPORATION+                                    3,378,415
     72,000   DEAN FOODS COMPANY+                                                           2,851,920
     74,900   ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                   2,355,605
     81,200   MEDCO HEALTH SOLUTIONS INCORPORATED+                                          4,322,276

                                                                                           12,908,216
                                                                                         ------------

WHOLESALE TRADE-DURABLE GOODS - 2.48%
     98,950   AVNET INCORPORATED+                                                           2,587,542
    137,800   CYTYC CORPORATION+                                                            3,562,130

                                                                                            6,149,672
                                                                                         ------------
TOTAL COMMON STOCKS (COST $204,482,431)                                                   247,031,677
                                                                                         ------------

COLLATERAL FOR SECURITIES LENDING - 3.32%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.12%
    294,553   SCUDDER DAILY ASSETS MONEY MARKET FUND                                          294,553
                                                                                         ------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENTERPRISE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                            INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 3.20%
$    22,462   AMERICAN GENERAL FINANCE CORPORATION+/-++                    4.93%          05/15/2007     $      22,472
      9,352   APRECO LLC++                                                 4.60           05/15/2006             9,334
     20,468   APRECO LLC++                                                 4.92           06/15/2006            20,342
    184,691   AQUIFER FUNDING LIMITED++                                    4.80           05/03/2006           184,641
     62,396   AQUIFER FUNDING LIMITED++                                    4.80           05/04/2006            62,371
     62,396   AQUINAS FUNDING LLC++                                        5.04           06/23/2006            61,940
    127,531   ATLANTIC ASSET SECURITIZATION CORPORATION++                  4.86           05/11/2006           127,359
    124,791   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-              4.81           11/03/2006           124,791
     29,950   ATLAS CAPITAL FUNDING LIMITED++                              4.60           05/15/2006            29,893
     62,396   ATLAS CAPITAL FUNDING LIMITED+/-++                           4.93           12/22/2006            62,395
     62,396   ATLAS CAPITAL FUNDING LIMITED+/-++                           4.94           10/20/2006            62,395
     62,396   ATLAS CAPITAL FUNDING LIMITED SERIES MTN+/-                  4.98           04/25/2007            62,395
      4,091   ATOMIUM FUNDING CORPORATION++                                4.81           05/03/2006             4,090
    237,734   ATOMIUM FUNDING CORPORATION++                                4.81           05/04/2006           237,639
     50,288   ATOMIUM FUNDING CORPORATION++                                4.83           05/05/2006            50,262
     30,354   ATOMIUM FUNDING CORPORATION++                                5.00           06/12/2006            30,179
    149,749   BASF AG++                                                    4.81           05/04/2006           149,689
     74,875   BEAR STEARNS & COMPANY+/-                                    4.93           10/04/2006            74,875
    127,856   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $127,873)                                    4.92           05/01/2006           127,856
      8,658   BETA FINANCE INCORPORATED SERIES MTN+/-                      4.91           06/02/2006             8,659
  1,372,701   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $1,372,889)                                  4.93           05/01/2006         1,372,701
     83,103   BUCKINGHAM CDO LLC++                                         4.96           05/23/2006            82,853
    124,791   BUCKINGHAM CDO LLC++                                         5.08           07/24/2006           123,341
    150,241   BUCKINGHAM II CDO LLC++                                      4.86           05/08/2006           150,101
     17,471   BUCKINGHAM II CDO LLC++                                      4.95           05/24/2006            17,416
     32,446   CAIRN HIGH GRADE FUNDING I++                                 4.76           05/10/2006            32,406
     62,396   CAIRN HIGH GRADE FUNDING I++                                 4.81           05/02/2006            62,387
     49,916   CAIRN HIGH GRADE FUNDING I++                                 4.83           05/08/2006            49,870
     42,429   CAIRN HIGH GRADE FUNDING I++                                 4.93           05/18/2006            42,331
     34,442   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.68           05/08/2006            34,410
     11,099   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.69           05/10/2006            11,085
     49,916   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.70           05/12/2006            49,842
     25,764   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.80           05/05/2006            25,751
     80,338   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.83           05/09/2006            80,251
     24,958   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.89           06/07/2006            24,831
     66,426   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.90           06/12/2006            66,043
     78,169   CEDAR SPRINGS CAPITAL COMPANY LLC++                          4.99           06/21/2006            77,620
     36,189   CEDAR SPRINGS CAPITAL COMPANY LLC++                          5.01           06/05/2006            36,015
    124,791   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++                 4.83           05/12/2006           124,605
     62,640   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++                 4.85           05/11/2006            62,556
    174,707   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++              4.85           05/14/2006           174,707
    161,480   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++           5.00           05/25/2006           160,948
     77,370   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-           4.92           05/04/2006            77,366
     62,396   CULLINAN FINANCE CORPORATION SERIES MTN+/-                   4.71           11/15/2006            62,402
     32,446   DEER VALLEY FUNDING LLC++                                    4.78           05/03/2006            32,437
     94,841   DEER VALLEY FUNDING LLC++                                    4.84           05/08/2006            94,753

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ENTERPRISE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                            INTEREST RATE    MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     4,884   DEER VALLEY FUNDING LLC++                                    4.89%          05/15/2006     $      4,875
     39,893   DEER VALLEY FUNDING LLC++                                    4.92           05/16/2006           39,812
    310,471   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $310,513)                                    4.82           05/01/2006          310,471
      3,993   EDISON ASSET SECURITIZATION LLC++                            4.84           05/15/2006            3,986
      4,992   EIFFEL FUNDING LLC++                                         4.80           05/01/2006            4,992
     89,902   EUREKA SECURITIZATION INCORPORATED++                         4.86           05/16/2006           89,719
    149,749   GEMINI SECURITIZATION INCORPORATED++                         4.79           05/01/2006          149,749
      3,744   GEMINI SECURITIZATION INCORPORATED++                         4.88           05/24/2006            3,732
    112,250   GEORGE STREET FINANCE LLC++                                  4.80           05/02/2006          112,235
     59,900   GOLDMAN SACHS GROUP INCORPORATED+/-                          4.97           06/30/2006           59,900
      4,992   HARRIER FINANCE FUNDING LLC SERIES MTN+/-                    4.98           05/15/2007            4,993
      8,735   HBOS TREASURY SERVICES PLC+/-++                              5.12           01/12/2007            8,744
     39,933   ING USA ANNUITY & LIFE INSURANCE+/-                          5.03           06/06/2006           39,933
      3,245   K2 (USA) LLC++                                               4.61           05/02/2006            3,244
     11,543   K2 (USA) LLC SERIES MTN+/-                                   4.90           07/24/2006           11,545
     37,437   KAUPTHING BANK HF SERIES MTN+/-                              4.98           03/20/2007           37,380
      9,983   KLIO II FUNDING CORPORATION++                                4.96           06/30/2006            9,901
     83,433   KLIO III FUNDING CORPORATION++                               4.93           05/22/2006           83,194
    119,969   KLIO III FUNDING CORPORATION++                               4.96           06/30/2006          118,977
      2,496   LEXINGTON PARKER CAPITAL CORPORATION                         4.60           05/02/2006            2,495
      9,474   LEXINGTON PARKER CAPITAL CORPORATION++                       4.68           05/10/2006            9,463
    400,008   LEXINGTON PARKER CAPITAL CORPORATION++                       4.85           05/05/2006          399,796
      4,243   LEXINGTON PARKER CAPITAL CORPORATION                         4.96           06/20/2006            4,214
     62,396   LIBERTY LIGHT US CAPITAL SERIES MTN+/-                       4.84           05/26/2006           62,397
      4,992   LINKS FINANCE LLC SERIES MTN1+/-                             4.82           09/12/2006            4,992
     37,437   LIQUID FUNDING LIMITED+/-++                                  4.79           12/01/2006           37,437
     57,404   LIQUID FUNDING LIMITED+/-++                                  4.88           08/14/2006           57,404
     14,975   LIQUID FUNDING LIMITED SERIES MTN+/-                         4.85           02/20/2007           14,975
     24,958   MBIA GLOBAL FUNDING LLC+/-++                                 4.92           02/20/2007           24,957
    125,415   MERRILL LYNCH & COMPANY SERIES MTN+/-                        5.28           10/27/2006          125,515
     74,875   MORGAN STANLEY+/-                                            4.94           10/10/2006           74,875
     11,543   MORGAN STANLEY SERIES EXL+/-                                 4.93           08/13/2010           11,546
     56,406   MORTGAGE INTEREST NET TRUST                                  4.76           05/03/2006           56,390
      2,496   NATIONWIDE BUILDING SOC+/-++                                 5.20           07/21/2006            2,497
     11,126   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                    4.91           06/26/2006           11,040
      4,006   NORDEA NORTH AMERICA INCORPORATED                            4.80           05/03/2006            4,005
      7,987   NORDEA NORTH AMERICA INCORPORATED                            4.81           05/09/2006            7,978
      4,742   NORDEA NORTH AMERICA INCORPORATED                            4.87           05/15/2006            4,733
      7,475   NORTH SEA FUNDING, LLC++                                     5.00           06/26/2006            7,417
    124,791   NORTHERN ROCK PLC+/-++                                       4.83           02/05/2007          124,797
     10,096   RACERS TRUST 2004-6-MM+/-++                                  4.95           05/22/2006           10,097
     47,039   REGENCY MARKETS #1 LLC++                                     5.06           07/20/2006           46,518
      2,496   SCALDIS CAPITAL LIMITED++                                    4.91           06/15/2006            2,480
    124,529   SEDNA FINANCE INCORPORATED++                                 4.86           05/02/2006          124,513
     49,916   SLM CORPORATION+/-++                                         4.86           05/04/2007           49,904
     19,967   SWEDBANK (FORENINGS SPARBANKEN)                              4.81           05/09/2006           19,945
     12,479   SWEDISH NATIONAL HOUSING FINANCE (SBAB)                      5.06           07/18/2006           12,344

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENTERPRISE FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                            INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     9,983   TANGO FINANCE CORPORATION++                                  4.94%          06/21/2006     $       9,913
     28,859   TANGO FINANCE CORPORATION SERIES MTN+/-                      4.90           10/25/2006            28,869
     75,446   THUNDER BAY FUNDING INCORPORATED++                           5.00           06/16/2006            74,968
     88,886   TIERRA ALTA FUNDING I LIMITED++                              4.82           05/10/2006            88,778
    128,640   TIERRA ALTA FUNDING I LIMITED++                              4.83           05/11/2006           128,466
     14,428   TRAVELERS INSURANCE COMPANY+/-                               4.92           02/09/2007            14,428
     62,396   UNICREDITO ITALIANO SERIES LIB+/-                            4.86           03/09/2007            62,394
     94,841   US BANK NA SERIES BKNT+/-                                    5.13           07/28/2006            94,846
      7,487   VERSAILLES CDS LLC++                                         4.87           05/15/2006             7,473
     62,396   VERSAILLES CDS LLC++                                         4.99           06/20/2006            61,966
      2,496   VERSAILLES CDS LLC++                                         5.00           06/21/2006             2,478
     26,361   VERSAILLES CDS LLC++                                         5.04           06/28/2006            26,150
     24,958   WHISTLEJACKET CAPITAL LIMITED+/-++                           4.80           06/09/2006            24,958
     12,479   WHISTLEJACKET CAPITAL  LIMITED++                             4.91           05/15/2006            12,456
     40,320   WHISTLEJACKET CAPITAL LIMITED++                              5.02           06/26/2006            40,009
     12,479   WHITE PINE FINANCE LLC++                                     4.80           05/05/2006            12,472
     10,188   WHITE PINE FINANCE LLC++                                     4.83           05/25/2006            10,154
     62,396   WHITE PINE FINANCE LLC+/-++                                  4.85           07/17/2006            62,395
      7,667   WHITE PINE FINANCE LLC++                                     4.91           06/20/2006             7,614
     65,862   WHITE PINE FINANCE LLC++                                     4.92           06/22/2006            65,391
     59,900   WHITE PINE FINANCE LLC SERIES MTN1+/-                        4.84           06/12/2006            59,902

                                                                                                             7,950,791
                                                                                                         -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,245,344)                                                    8,245,344
                                                                                                         -------------

SHARES
SHORT-TERM INVESTMENTS - 0.92%

  2,286,630   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                     2,286,630
                                                                                                         -------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,286,630)                                                               2,286,630
                                                                                                         -------------
TOTAL INVESTMENTS IN SECURITIES

(COST $215,014,405)*                          103.68%                                                    $ 257,563,651
OTHER ASSETS AND LIABILITIES, NET              (3.68)                                                       (9,136,188)
                                              ------                                                     -------------

TOTAL NET ASSETS                              100.00%                                                    $ 248,427,463
                                              ------                                                     -------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,286,630.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

COMMON STOCKS - 87.73%

AMUSEMENT & RECREATION SERVICES - 2.42%
  1,980,000  WESTWOOD ONE INCORPORATED                           $   19,107,000
      6,000  WORLD WRESTLING ENTERTAINMENT INCORPORATED                 104,040

                                                                     19,211,040
                                                                 --------------

BUSINESS SERVICES - 3.28%
    150,000  CA INCORPORATED<<                                        3,804,000
    818,900  ELECTRONIC DATA SYSTEMS CORPORATION                     22,175,812
      5,000  SYMANTEC CORPORATION+                                       81,900
      5,000  UNISYS CORPORATION+                                         31,200

                                                                     26,092,912
                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.01%
      2,200  IMCLONE SYSTEMS INCORPORATED+                               79,420
                                                                 --------------

COMMUNICATIONS - 7.60%
    780,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED               22,253,400
  1,630,000  CUMULUS MEDIA INCORPORATED CLASS A+                     17,212,800
      5,000  IAC INTERACTIVECORP+<<                                     144,350
  1,034,800  RADIO ONE INCORPORATED CLASS D+                          7,440,212
  2,649,000  SPANISH BROADCASTING SYSTEM INCORPORATED**              13,403,940

                                                                     60,454,702
                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.18%
     89,359  FIRST FINANCIAL BANCORP                                  1,432,425
                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 11.78%
      5,000  CENTERPOINT ENERGY INCORPORATED<<                           60,100
     73,000  DTE ENERGY COMPANY<<                                     2,976,940
    925,000  KEYSPAN CORPORATION                                     37,351,500
    990,000  PNM RESOURCES INCORPORATED                              25,056,900
    755,000  WASTE MANAGEMENT INCORPORATED                           28,282,300

                                                                     93,727,740
                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 1.08%
    749,800  FLEXTRONICS INTERNATIONAL LIMITED+                       8,517,728
     27,000  NORTEL NETWORKS CORPORATION+                                71,820

                                                                      8,589,548
                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 0.01%
     10,000  SERVICEMASTER COMPANY                                      120,400
                                                                 --------------

FOOD & KINDRED PRODUCTS - 16.23%
      5,000  CAMPBELL SOUP COMPANY                                      160,700
  1,260,000  COCA-COLA ENTERPRISES INCORPORATED                      24,607,800
    740,000  CONAGRA FOODS INCORPORATED                              16,783,200
  2,949,000  DEL MONTE FOODS COMPANY                                 34,385,340
  1,840,000  HERCULES INCORPORATED+                                  26,146,400
    609,600  SARA LEE CORPORATION                                    10,893,552

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

FOOD & KINDRED PRODUCTS (CONTINUED)
     61,000  SMITHFIELD FOODS INCORPORATED+                      $    1,640,900
    169,426  TOOTSIE ROLL INDUSTRIES INCORPORATED                     4,955,710
    650,000  TYSON FOODS INCORPORATED CLASS A                         9,490,000

                                                                    129,063,602
                                                                 --------------

FOOD STORES - 11.03%
  1,185,000  ALBERTSON'S INCORPORATED<<                              30,016,050
  2,850,000  KONINKLIJKE AHOLD NV+                                   23,551,045
  1,685,000  KROGER COMPANY+                                         34,138,100

                                                                     87,705,195
                                                                 --------------

FURNITURE & FIXTURES - 0.02%
      5,000  NEWELL RUBBERMAID INCORPORATED<<                           137,100
                                                                 --------------

HEALTH SERVICES - 0.01%
      2,000  TRIAD HOSPITALS INCORPORATED+                               82,400
                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.24%
    201,000  CAMERON CORPORATION+<<                                  10,098,240
    227,600  NATIONAL-OILWELL VARCO INCORPORATED+<<                  15,697,572

                                                                     25,795,812
                                                                 --------------

INSURANCE CARRIERS - 3.01%
      2,000  CONSECO INCORPORATED+                                       50,500
      1,000  LOEWS CORPORATION                                          106,150
    673,100  OHIO CASUALTY CORPORATION                               19,957,415
     10,000  SAFECO CORPORATION                                         519,000
    132,300  SCOTTISH RE GROUP LIMITED                                3,073,329
      5,000  ST. PAUL TRAVELERS COMPANIES INCORPORATED                  220,150

                                                                     23,926,544
                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 3.29%
      5,000  BOSTON SCIENTIFIC CORPORATION+                             116,200
      5,000  MILLIPORE CORPORATION+<<                                   368,900
    580,000  RAYTHEON COMPANY                                        25,676,600

                                                                     26,161,700
                                                                 --------------

METAL MINING - 5.21%
  1,360,000  BARRICK GOLD CORPORATION<<                              41,452,800
                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.57%
     95,000  MATTEL INCORPORATED                                      1,537,100
    115,000  TYCO INTERNATIONAL LIMITED                               3,030,250

                                                                      4,567,350
                                                                 --------------

MOTION PICTURES - 1.42%
    650,000  TIME WARNER INCORPORATED                                11,310,000
                                                                 --------------

OIL & GAS EXTRACTION - 4.27%
  1,686,700  HANOVER COMPRESSOR COMPANY+                             34,003,872
                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                         VALUE
PAPER & ALLIED PRODUCTS - 3.66%
    115,000  INTERNATIONAL PAPER COMPANY<<                                                     $    4,180,250
    875,500  MEADWESTVACO CORPORATION                                                              24,960,505

                                                                                                   29,140,755
                                                                                               --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 7.21%
    950,000  CBS CORPORATION CLASS B<<                                                             24,196,500
  2,115,000  READER'S DIGEST ASSOCIATION INCORPORATED                                              29,144,700
    100,000  VIACOM INCORPORATED CLASS B+                                                           3,983,000

                                                                                                   57,324,200
                                                                                               --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 2.10%
    510,000  CABOT MICROELECTRONICS CORPORATION+                                                   16,682,100
                                                                                               --------------

TRANSPORTATION EQUIPMENT - 0.09%
     40,200  GENERAL MOTORS PREFERRED                                                                 636,366
      3,000  LEAR CORPORATION                                                                          70,740

                                                                                                      707,106
                                                                                               --------------

TRANSPORTATION SERVICES - 0.01%
      3,000  EXPEDIA INCORPORATED+                                                                     55,950
                                                                                               --------------

TOTAL COMMON STOCKS (COST $651,152,984)                                                           697,824,673
                                                                                               --------------

COLLATERAL FOR SECURITIES LENDING - 8.45%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.30%
  2,400,921  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                 2,400,921
                                                                                               --------------

PRINCIPAL                                                        INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 8.15%
$   183,093  AMERICAN GENERAL FINANCE CORPORATION+/-++               4.93%       05/15/2007           183,169
     76,228  APRECO LLC++                                            4.60        05/15/2006            76,083
    166,838  APRECO LLC++                                            4.92        06/15/2006           165,805
  1,505,427  AQUIFER FUNDING LIMITED++                               4.80        05/03/2006         1,505,021
    508,590  AQUIFER FUNDING LIMITED++                               4.80        05/04/2006           508,387
    508,590  AQUINAS FUNDING LLC++                                   5.04        06/23/2006           504,878
  1,039,518  ATLANTIC ASSET SECURITIZATION CORPORATION++             4.86        05/11/2006         1,038,115
  1,017,181  ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-         4.81        11/03/2006         1,017,181
    244,123  ATLAS CAPITAL FUNDING LIMITED++                         4.60        05/15/2006           243,662
    508,590  ATLAS CAPITAL FUNDING LIMITED+/-++                      4.93        12/22/2006           508,590
    508,590  ATLAS CAPITAL FUNDING LIMITED+/-++                      4.94        10/20/2006           508,590
    508,590  ATLAS CAPITAL FUNDING LIMITED SERIES MTN+/-             4.98        04/25/2007           508,590
     33,343  ATOMIUM FUNDING CORPORATION++                           4.81        05/03/2006            33,334
  1,937,790  ATOMIUM FUNDING CORPORATION++                           4.81        05/04/2006         1,937,015
    409,903  ATOMIUM FUNDING CORPORATION++                           4.83        05/05/2006           409,686
    247,419  ATOMIUM FUNDING CORPORATION++                           5.00        06/12/2006           245,991
  1,220,617  BASF AG++                                               4.81        05/04/2006         1,220,128
    610,308  BEAR STEARNS & COMPANY+/-                               4.93        10/04/2006           610,308
  1,042,165  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
             (MATURITY VALUE $1,042,307)                             4.92        05/01/2006         1,042,165
     70,572  BETA FINANCE INCORPORATED SERIES MTN+/-                 4.91        06/02/2006            70,576

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                       INTEREST RATE  MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$11,188,986  BNP PARIBAS REPURCHASE AGREEMENT
             (MATURITY VALUE $11,190,518)                            4.93%       05/01/2006    $   11,188,986
    677,381  BUCKINGHAM CDO LLC++                                    4.96        05/23/2006           675,342
  1,017,181  BUCKINGHAM CDO LLC++                                    5.08        07/24/2006         1,005,361
  1,224,624  BUCKINGHAM II CDO LLC++                                 4.86        05/08/2006         1,223,485
    142,405  BUCKINGHAM II CDO LLC++                                 4.95        05/24/2006           141,957
    264,467  CAIRN HIGH GRADE FUNDING I++                            4.76        05/10/2006           264,144
    508,590  CAIRN HIGH GRADE FUNDING I++                            4.81        05/02/2006           508,524
    406,872  CAIRN HIGH GRADE FUNDING I++                            4.83        05/08/2006           406,494
    345,841  CAIRN HIGH GRADE FUNDING I++                            4.93        05/18/2006           345,043
    280,742  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.68        05/08/2006           280,481
     90,468  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.69        05/10/2006            90,358
    406,872  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.70        05/12/2006           406,266
    210,007  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.80        05/05/2006           209,896
    654,840  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.83        05/09/2006           654,133
    203,436  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.89        06/07/2006           202,401
    541,445  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.90        06/12/2006           538,321
    637,162  CEDAR SPRINGS CAPITAL COMPANY LLC++                     4.99        06/21/2006           632,683
    294,982  CEDAR SPRINGS CAPITAL COMPANY LLC++                     5.01        06/05/2006           293,564
  1,017,181  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++            4.83        05/12/2006         1,015,665
    510,584  CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++            4.85        05/11/2006           509,895
  1,424,053  CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++         4.85        05/14/2006         1,424,053
  1,316,232  CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++      5.00        05/25/2006         1,311,901
    630,652  CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-      4.92        05/04/2006           630,614
    508,590  CULLINAN FINANCE CORPORATION SERIES MTN+/-              4.71        11/15/2006           508,641
    264,467  DEER VALLEY FUNDING LLC++                               4.78        05/03/2006           264,396
    773,057  DEER VALLEY FUNDING LLC++                               4.84        05/08/2006           772,338
     39,812  DEER VALLEY FUNDING LLC++                               4.89        05/15/2006            39,737
    325,172  DEER VALLEY FUNDING LLC++                               4.92        05/16/2006           324,512
  2,530,671  DEUTSCHE BANK REPURCHASE AGREEMENT
             (MATURITY VALUE $2,531,010)                             4.82        05/01/2006         2,530,671
     32,550  EDISON ASSET SECURITIZATION LLC++                       4.84        05/15/2006            32,488
     40,687  EIFFEL FUNDING LLC++                                    4.80        05/01/2006            40,687
    732,797  EUREKA SECURITIZATION INCORPORATED++                    4.86        05/16/2006           731,310
  1,220,617  GEMINI SECURITIZATION INCORPORATED++                    4.79        05/01/2006         1,220,617
     30,515  GEMINI SECURITIZATION INCORPORATED++                    4.88        05/24/2006            30,419
    914,954  GEORGE STREET FINANCE LLC                               4.80        05/02/2006           914,835
    488,247  GOLDMAN SACHS GROUP INCORPORATED+/-                     4.97        06/30/2006           488,247
     40,687  HARRIER FINANCE FUNDING LLC+/-++                        4.98        05/15/2007            40,696
     71,203  HBOS TREASURY SERVICES PLC+/-++                         5.12        01/12/2007            71,274
    325,498  ING USA ANNUITY & LIFE INSURANCE+/-                     5.03        06/06/2006           325,498
     26,447  K2 (USA) LLC                                            4.61        05/02/2006            26,443
     94,089  K2 (USA) LLC SERIES MTN+/-                              4.90        07/24/2006            94,108
    305,154  KAUPTHING BANK HF SERIES MTN+/-                         4.98        03/20/2007           304,690
     81,374  KLIO II FUNDING CORPORATION++                           4.96        06/30/2006            80,701
    680,067  KLIO III FUNDING CORPORATION++                          4.93        05/22/2006           678,122
    977,877  KLIO III FUNDING CORPORATION++                          4.96        06/30/2006           969,790
     20,344  LEXINGTON PARKER CAPITAL CORPORATION                    4.60        05/02/2006            20,341

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                       INTEREST RATE  MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    77,224  LEXINGTON PARKER CAPITAL CORPORATION++                  4.68%       05/10/2006    $       77,130
  3,260,491  LEXINGTON PARKER CAPITAL CORPORATION++                  4.85        05/05/2006         3,258,763
     34,584  LEXINGTON PARKER CAPITAL CORPORATION                    4.96        06/20/2006            34,346
    508,590  LIBERTY LIGHT US CAPITAL SERIES MTN+/-                  4.84        05/26/2006           508,600
     40,687  LINKS FINANCE LLC SERIES MTN1+/-                        4.82        09/12/2006            40,687
    305,154  LIQUID FUNDING LIMITED+/-++                             4.79        12/01/2006           305,154
    467,903  LIQUID FUNDING LIMITED+/-++                             4.88        08/14/2006           467,903
    122,062  LIQUID FUNDING LIMITED SERIES MTN+/-                    4.85        02/20/2007           122,064
    203,436  MBIA GLOBAL FUNDING LLC+/-++                            4.92        02/20/2007           203,424
  1,022,266  MERRILL LYNCH & COMPANY SERIES MTN+/-                   5.28        10/27/2006         1,023,084
    610,308  MORGAN STANLEY+/-                                       4.94        10/10/2006           610,308
     94,089  MORGAN STANLEY SERIES EXL+/-                            4.93        08/13/2010            94,112
    459,766  MORTGAGE INTEREST NET TRUST                             4.76        05/03/2006           459,641
     20,344  NATIONWIDE BUILDING SOC+/-++                            5.20        07/21/2006            20,351
     90,692  NIEUW AMSTERDAM RECEIVABLES CORPORATION++               4.91        06/26/2006            89,992
     32,652  NORDEA NORTH AMERICA INCORPORATED                       4.80        05/03/2006            32,643
     65,100  NORDEA NORTH AMERICA INCORPORATED                       4.81        05/09/2006            65,029
     38,653  NORDEA NORTH AMERICA INCORPORATED                       4.87        05/15/2006            38,580
     60,929  NORTH SEA FUNDING, LLC++                                5.00        06/26/2006            60,459
  1,017,181  NORTHERN ROCK PLC+/-++                                  4.83        02/05/2007         1,017,231
     82,290  RACERS TRUST 2004-6-MM+/-++                             4.95        05/22/2006            82,301
    383,416  REGENCY MARKETS #1 LLC++                                5.06        07/20/2006           379,172
     20,344  SCALDIS CAPITAL LIMITED++                               4.91        06/15/2006            20,218
  1,015,044  SEDNA FINANCE INCORPORATED++                            4.86        05/02/2006         1,014,913
    406,872  SLM CORPORATION+/-++                                    4.86        05/04/2007           406,771
    162,749  SWEDBANK (FORENINGS SPARBANKEN)                         4.81        05/09/2006           162,573
    101,718  SWEDISH NATIONAL HOUSING FINANCE (SBAB)                 5.06        07/18/2006           100,621
     81,374  TANGO FINANCE CORPORATION++                             4.94        06/21/2006            80,802
    235,233  TANGO FINANCE CORPORATION SERIES MTN+/-                 4.90        10/25/2006           235,311
    614,967  THUNDER BAY FUNDING INCORPORATED++                      5.00        06/16/2006           611,068
    724,517  TIERRA ALTA FUNDING I LIMITED++                         4.82        05/10/2006           723,633
  1,048,550  TIERRA ALTA FUNDING I LIMITED++                         4.83        05/11/2006         1,047,135
    117,606  TRAVELERS INSURANCE COMPANY+/-                          4.92        02/09/2007           117,604
    508,590  UNICREDITO ITALIANO SERIES LIB+/-                       4.86        03/09/2007           508,580
    773,057  US BANK NA SERIES BKNT+/-                               5.13        07/28/2006           773,096
     61,031  VERSAILLES CDS LLC++                                    4.87        05/15/2006            60,915
    508,590  VERSAILLES CDS LLC++                                    4.99        06/20/2006           505,086
     20,344  VERSAILLES CDS LLC++                                    5.00        06/21/2006            20,201
    214,869  VERSAILLES CDS LLC++                                    5.04        06/28/2006           213,152
    203,436  WHISTLEJACKET CAPITAL LIMITED+/-++                      4.80        06/09/2006           203,436
    101,718  WHISTLEJACKET CAPITAL LIMITED++                         4.91        05/15/2006           101,526
    328,651  WHISTLEJACKET CAPITAL LIMITED++                         5.02        06/26/2006           326,114
    101,718  WHITE PINE FINANCE LLC++                                4.80        05/05/2006           101,664
     83,043  WHITE PINE FINANCE LLC++                                4.83        05/25/2006            82,769
    508,590  WHITE PINE FINANCE LLC+/-++                             4.85        07/17/2006           508,590
     62,496  WHITE PINE FINANCE LLC++                                4.91        06/20/2006            62,065

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                       INTEREST RATE  MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   536,848  WHITE PINE FINANCE LLC++                                4.92%       06/22/2006    $      533,004
    488,247  WHITE PINE FINANCE LLC SERIES MTN1+/-                   4.84        06/12/2006           488,266

                                                                                                   64,807,489
                                                                                               --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $67,208,410)                                         67,208,410
                                                                                               --------------
SHORT-TERM INVESTMENTS - 7.71%

SHARES
MUTUAL FUNDS - 5.74%
 45,627,650  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                            45,627,650
                                                                                               --------------

PRINCIPAL
US TREASURY BILLS - 1.97%
$15,700,000  US TREASURY BILL<<^                                     4.39        05/11/2006        15,680,860
                                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS (COST $61,308,483)                                                    61,308,510
                                                                                               --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $779,669,877)*                                     103.89%                               $  826,341,593
OTHER ASSETS AND LIABILITIES, NET                         (3.89)                                  (30,939,959)
                                                         ------                                --------------
TOTAL NET ASSETS                                         100.00%                               $  795,401,634
                                                         ------                                --------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

** REPRESENTS AN AFFILIATE OF THE FUND UNDER SECTION 2(A)(2) AND 2(A)(3) OF THE 1940 ACT AS THE FUND HOLDS 5% OR MORE OF THE ISSUERS' OUTSTANDING VOTING SHARES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $45,627,650.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                           VALUE

COMMON STOCKS - 87.71%

APPAREL & ACCESSORY STORES - 4.01%
  1,650,000  GAP INCORPORATED                                    $   29,848,500
    945,000  NORDSTROM INCORPORATED                                  36,221,850
  1,005,000  URBAN OUTFITTERS INCORPORATED+                          23,316,000

                                                                     89,386,350
                                                                 --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.80%
  1,776,137  AUTONATION INCORPORATED+<<                              39,998,605
                                                                 --------------

BUSINESS SERVICES - 13.00%
  1,825,000  CADENCE DESIGN SYSTEMS INCORPORATED+<<                  34,547,250
  1,890,000  CNET NETWORKS INCORPORATED+                             20,374,200
    430,000  COMPUTER SCIENCES CORPORATION+                          25,176,500
    755,000  HYPERION SOLUTIONS CORPORATION+                         23,118,100
  1,330,000  IMS HEALTH INCORPORATED                                 36,149,400
  3,170,000  INTERPUBLIC GROUP OF COMPANIES INCORPORATED+            30,368,600
    324,000  OMNICOM GROUP INCORPORATED                              29,163,240
  1,724,400  RED HAT INCORPORATED+                                   50,680,116
  1,700,000  UNISYS CORPORATION+                                     10,608,000
  1,255,000  VERISIGN INCORPORATED+<<                                29,517,600

                                                                    289,703,006
                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 3.19%
    639,500  ALBERTO-CULVER COMPANY CLASS B                          28,758,315
    755,000  PRAXAIR INCORPORATED                                    42,378,150

                                                                     71,136,465
                                                                 --------------

COMMUNICATIONS - 5.47%
  1,460,000  CABLEVISION SYSTEMS NEW YORK GROUP CLASS A+             29,594,200
  1,145,000  COMCAST CORPORATION CLASS A+<<                          35,300,350
  1,555,000  DIRECTV GROUP INCORPORATED+<<                           26,559,400
    485,300  UNITED STATES CELLULAR CORPORATION+<<                   30,282,720

                                                                    121,736,670
                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.12%
    710,000  BANK OF NEW YORK COMPANY INCORPORATED                   24,956,500
                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.63%
  1,355,000  NISOURCE INCORPORATED                                   28,604,050
    800,000  WASTE MANAGEMENT INCORPORATED                           29,968,000

                                                                     58,572,050
                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 6.52%
  6,500,000  ARM HOLDINGS PLC                                        16,120,209
  2,550,000  CELESTICA INCORPORATED+<<                               28,713,000
  1,550,000  MICRON TECHNOLOGY INCORPORATED+<<                       26,303,500
  1,334,000  MOLEX INCORPORATED CLASS A                              42,888,100
  3,288,000  SANMINA-SCI CORPORATION+                                17,064,720
    907,400  VISHAY INTERTECHNOLOGY INCORPORATED+                    14,128,218

                                                                    145,217,747
                                                                 --------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                           VALUE

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 1.35%
  1,035,000  ACCENTURE LIMITED CLASS A                           $   30,087,450
                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT - 2.48%
    325,000  FORTUNE BRANDS INCORPORATED                             26,097,500
    284,000  ILLINOIS TOOL WORKS INCORPORATED                        29,166,800

                                                                     55,264,300
                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.57%
    650,000  COCA-COLA ENTERPRISES INCORPORATED                      12,694,500
                                                                 --------------

FORESTRY - 1.24%
    393,000  WEYERHAEUSER COMPANY                                    27,694,710
                                                                 --------------

GENERAL MERCHANDISE STORES - 2.76%
    525,000  TARGET CORPORATION                                      27,877,500
  1,395,000  TJX COMPANIES INCORPORATED                              33,661,350

                                                                     61,538,850
                                                                 --------------

HEALTH SERVICES - 1.22%
  1,310,000  HEALTH MANAGEMENT ASSOCIATION INCORPORATED
             CLASS A<<                                               27,130,100
                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.29%
    750,000  BED BATH & BEYOND INCORPORATED+<<                       28,762,500
                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.40%
    560,000  AMERICAN STANDARD COMPANIES INCORPORATED<<              24,376,800
    960,000  PALL CORPORATION                                        28,972,800

                                                                     53,349,600
                                                                 --------------

INSURANCE CARRIERS - 6.23%
    495,000  ACE LIMITED                                             27,492,300
    365,000  AMBAC FINANCIAL GROUP INCORPORATED                      30,061,400
    403,000  MGIC INVESTMENT CORPORATION                             28,492,100
    630,000  RENAISSANCERE HOLDINGS LIMITED<<                        26,491,500
    397,000  XL CAPITAL LIMITED CLASS A                              26,158,330

                                                                    138,695,630
                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 3.60%
    341,800  BIOMET INCORPORATED<<                                   12,708,124
    487,000  FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<         34,357,850
    730,000  WATERS CORPORATION+                                     33,083,600

                                                                     80,149,574
                                                                 --------------

METAL MINING - 0.79%
    271,500  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED
             CLASS B                                                 17,533,470
                                                                 --------------

MISCELLANEOUS RETAIL - 1.57%
  1,325,000  STAPLES INCORPORATED                                    34,993,250
                                                                 --------------

MOTION PICTURES - 1.12%
  2,988,000  LIBERTY MEDIA CORPORATION CLASS A+<<                    24,949,800
                                                                 --------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.73%
  1,620,000  J.B. HUNT TRANSPORT SERVICES INCORPORATED               38,604,600
                                                                 --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                     VALUE
OIL & GAS EXTRACTION - 11.80%
    606,000  APACHE CORPORATION                                                                           $   43,056,300
    495,000  DEVON ENERGY CORPORATION<<                                                                       29,754,450
    674,000  ENSCO INTERNATIONAL INCORPORATED                                                                 36,052,260
    731,000  GLOBALSANTAFE CORPORATION                                                                        44,744,510
    460,000  TRANSOCEAN INCORPORATED+<<                                                                       37,292,200
  1,360,000  WEATHERFORD INTERNATIONAL LIMITED+                                                               71,984,800

                                                                                                             262,884,520
                                                                                                          --------------

PERSONAL SERVICES - 1.04%
    659,100  REGIS CORPORATION                                                                                23,114,637
                                                                                                          --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.43%
    634,000  E.W. SCRIPPS COMPANY CLASS A<<                                                                   29,214,720
    865,000  TRIBUNE COMPANY<<                                                                                24,937,950

                                                                                                              54,152,670
                                                                                                          --------------

SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED - 1.23%
  1,300,000  ASML HOLDING NV NEW YORK REGISTERED SHARES+<<                                                    27,495,000
                                                                                                          --------------

TEXTILE MILL PRODUCTS - 1.23%
    342,000  MOHAWK INDUSTRIES INCORPORATED+                                                                  27,394,200
                                                                                                          --------------

TRANSPORTATION EQUIPMENT - 1.44%
    410,000  MAGNA INTERNATIONAL INCORPORATED CLASS A<<                                                       32,164,500
                                                                                                          --------------

TRANSPORTATION SERVICES - 1.13%
  1,350,000  EXPEDIA INCORPORATED+                                                                            25,177,500
                                                                                                          --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.32%
    360,000  NIKE INCORPORATED CLASS B                                                                        29,462,400
                                                                                                          --------------

TOTAL COMMON STOCKS (COST $1,422,436,394)                                                                  1,954,001,154
                                                                                                          --------------

INVESTMENT COMPANIES - 3.66%

STOCK FUNDS - 3.66%
    185,000  ISHARES NASDAQ BIOTECH INDEX FUND+                                                               14,367,100
    515,000  ISHARES S&P SMALLCAP 600 INDEX FUND                                                              33,629,500
    228,000  MIDCAP SPDR TRUST SERIES 1                                                                       33,395,160

                                                                                                              81,391,760
                                                                                                          --------------

TOTAL INVESTMENT COMPANIES (COST $63,147,419)                                                                 81,391,760
                                                                                                          --------------

CONTRACTS                                                                STRIKE PRICE   EXPIRATION DATE
OPTIONS - 0.32%
      6,345  CNET NETWORKS INCORPORATED PUT+                              $    15.00       07/22/2006          2,601,450
      2,550  RED HAT INCORPORATED PUT+                                         35.00       09/16/2006          1,555,500
      2,150  RED HAT INCORPORATED PUT+                                         30.00       06/17/2006            397,750
     14,854  UNISYS CORPORATION PUT+                                            7.50       07/22/2006          2,079,560
      9,074  VISHAY INTERTECHNOLOGY INCORPORATED PUT+                          15.00       07/22/2006            499,070

TOTAL OPTIONS (PREMIUMS PAID $5,675,576)                                                                       7,133,330
                                                                                                          --------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                                    VALUE
RIGHTS - 0.00%
    566,000   SEAGATE TECHNOLOGY RIGHTS+(A)                                                               $            0

TOTAL RIGHTS (COST $0)                                                                                                 0
                                                                                                          --------------

PREFERRED STOCKS - 1.34%
     39,500   ELECTRONIC ARTS INCORPORATED MEDIUM TERM NOTE+                                                   2,204,455
  1,430,000   JUNIPER NETWORK INCORPORATED MEDIUM TERM NOTE+                                                  27,593,137

TOTAL PREFERRED STOCKS (COST $29,741,202)                                                                     29,797,592
                                                                                                          --------------

COLLATERAL FOR SECURITIES LENDING - 9.17%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.33%
  7,300,972   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                           7,300,972
                                                                                                          --------------

PRINCIPAL                                                               INTEREST RATE    MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 8.84%
$   556,767   AMERICAN GENERAL FINANCE CORPORATION+/-++                     4.93%          05/15/2007            557,001
    231,801   APRECO LLC++                                                  4.60           05/15/2006            231,362
    507,338   APRECO LLC++                                                  4.92           06/15/2006            504,198
  4,577,861   AQUIFER FUNDING LIMITED++                                     4.80           05/03/2006          4,576,625
  1,546,575   AQUIFER FUNDING LIMITED++                                     4.80           05/04/2006          1,545,956
  1,546,575   AQUINAS FUNDING LLC++                                         5.04           06/23/2006          1,535,285
  3,161,075   ATLANTIC ASSET SECURITIZATION CORPORATION++                   4.86           05/11/2006          3,156,807
  3,093,149   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-               4.81           11/03/2006          3,093,149
    742,356   ATLAS CAPITAL FUNDING LIMITED++                               4.60           05/15/2006            740,953
  1,546,575   ATLAS CAPITAL FUNDING LIMITED+/-++                            4.93           12/22/2006          1,546,574
  1,546,575   ATLAS CAPITAL FUNDING LIMITED+/-++                            4.94           10/20/2006          1,546,574
  1,546,575   ATLAS CAPITAL FUNDING LIMITED SERIES MTN+/-                   4.98           04/25/2007          1,546,575
    101,393   ATOMIUM FUNDING CORPORATION++                                 4.81           05/03/2006            101,366
  5,892,635   ATOMIUM FUNDING CORPORATION++                                 4.81           05/04/2006          5,890,278
  1,246,477   ATOMIUM FUNDING CORPORATION++                                 4.83           05/05/2006          1,245,817
    752,378   ATOMIUM FUNDING CORPORATION++                                 5.00           06/12/2006            748,036
  3,711,779   BASF AG++                                                     4.81           05/04/2006          3,710,294
  1,855,889   BEAR STEARNS & COMPANY+/-                                     4.93           10/04/2006          1,855,889
  3,169,124   BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
              (MATURITY VALUE $3,169,557)                                   4.92           05/01/2006          3,169,124
    214,603   BETA FINANCE INCORPORATED SERIES MTN+/-                       4.91           06/02/2006            214,616
 34,024,640   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $34,029,299)                                  4.93           05/01/2006         34,024,640
  2,059,852   BUCKINGHAM CDO LLC++                                          4.96           05/23/2006          2,053,652
  3,093,149   BUCKINGHAM CDO LLC++                                          5.08           07/24/2006          3,057,207
  3,723,966   BUCKINGHAM II CDO LLC++                                       4.86           05/08/2006          3,720,503
    433,041   BUCKINGHAM II CDO LLC++                                       4.95           05/24/2006            431,677
    804,219   CAIRN HIGH GRADE FUNDING I++                                  4.76           05/10/2006            803,238
  1,546,575   CAIRN HIGH GRADE FUNDING I++                                  4.81           05/02/2006          1,546,373
  1,237,260   CAIRN HIGH GRADE FUNDING I++                                  4.83           05/08/2006          1,236,109
  1,051,671   CAIRN HIGH GRADE FUNDING I++                                  4.93           05/18/2006          1,049,241
    853,709   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.68           05/08/2006            852,915
    275,105   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.69           05/10/2006            274,769
  1,237,260   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.70           05/12/2006          1,235,416

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                             INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   638,612   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.80%          05/05/2006     $      638,273
  1,991,308   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.83           05/09/2006          1,989,157
    618,630   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.89           06/07/2006            615,481
  1,646,483   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.90           06/12/2006          1,636,983
  1,937,549   CEDAR SPRINGS CAPITAL COMPANY LLC++                           4.99           06/21/2006          1,923,928
    897,013   CEDAR SPRINGS CAPITAL COMPANY LLC++                           5.01           06/05/2006            892,699
  3,093,149   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++                  4.83           05/12/2006          3,088,540
  1,552,637   CONCORD MINUTEMEN CAPITAL COMPANY SERIES A++                  4.85           05/11/2006          1,550,541
  4,330,409   CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+/-++               4.85           05/14/2006          4,330,409
  4,002,535   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++            5.00           05/25/2006          3,989,367
  1,917,752   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-            4.92           05/04/2006          1,917,637
  1,546,575   CULLINAN FINANCE CORPORATION SERIES MTN+/-                    4.71           11/15/2006          1,546,729
    804,219   DEER VALLEY FUNDING LLC++                                     4.78           05/03/2006            804,002
  2,350,793   DEER VALLEY FUNDING LLC++                                     4.84           05/08/2006          2,348,607
    121,066   DEER VALLEY FUNDING LLC++                                     4.89           05/15/2006            120,837
    988,818   DEER VALLEY FUNDING LLC++                                     4.92           05/16/2006            986,811
  7,695,531   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $7,696,561)                                   4.82           05/01/2006          7,695,531
     98,981   EDISON ASSET SECURITIZATION LLC++                             4.84           05/15/2006             98,794
    123,726   EIFFEL FUNDING LLC++                                          4.80           05/01/2006            123,726
  2,228,366   EUREKA SECURITIZATION INCORPORATED++                          4.86           05/16/2006          2,223,843
  3,711,779   GEMINI SECURITIZATION INCORPORATED++                          4.79           05/01/2006          3,711,779
     92,794   GEMINI SECURITIZATION INCORPORATED++                          4.88           05/24/2006             92,502
  2,782,288   GEORGE STREET FINANCE LLC++                                   4.80           05/02/2006          2,781,926
  1,484,712   GOLDMAN SACHS GROUP INCORPORATED+/-                           4.97           06/30/2006          1,484,712
    123,726   HARRIER FINANCE FUNDING LLC SERIES MTN+/-                     4.98           05/15/2007            123,753
    216,520   HBOS TREASURY SERVICES PLC+/-                                 5.12           01/12/2007            216,737
    989,808   ING USA ANNUITY & LIFE INSURANCE+/-                           5.03           06/06/2006            989,808
     80,422   K2 (USA) LLC++                                                4.61           05/02/2006             80,411
    286,116   K2 (USA) LLC SERIES MTN+/-                                    4.90           07/24/2006            286,173
    927,945   KAUPTHING BANK HF SERIES MTN+/-                               4.98           03/20/2007            926,534
    247,452   KLIO II FUNDING CORPORATION++                                 4.96           06/30/2006            245,405
  2,068,018   KLIO III FUNDING CORPORATION++                                4.93           05/22/2006          2,062,103
  2,973,630   KLIO III FUNDING CORPORATION++                                4.96           06/30/2006          2,949,038
     61,863   LEXINGTON PARKER CAPITAL CORPORATION                          4.60           05/02/2006             61,855
    234,832   LEXINGTON PARKER CAPITAL CORPORATION++                        4.68           05/10/2006            234,545
  9,914,842   LEXINGTON PARKER CAPITAL CORPORATION++                        4.85           05/05/2006          9,909,587
    105,167   LEXINGTON PARKER CAPITAL CORPORATION                          4.96           06/20/2006            104,442
  1,546,575   LIBERTY LIGHT US CAPITAL SERIES MTN+/-                        4.84           05/26/2006          1,546,605
    123,726   LINKS FINANCE LLC SERIES MTN+/-                               4.82           09/12/2006            123,726
    927,945   LIQUID FUNDING LIMITED+/-++                                   4.79           12/01/2006            927,945
  1,422,849   LIQUID FUNDING LIMITED+/-++                                   4.88           08/14/2006          1,422,849
    371,178   LIQUID FUNDING LIMITED SERIES MTN+/-                          4.85           02/20/2007            371,185
    618,630   MBIA GLOBAL FUNDING LLC+/-++                                  4.92           02/20/2007            618,593
  3,108,615   MERRILL LYNCH & COMPANY SERIES MTN+/-                         5.28           10/27/2006          3,111,102
  1,855,889   MORGAN STANLEY+/-                                             4.94           10/10/2006          1,855,889
    286,116   MORGAN STANLEY SERIES EXL+/-                                  4.93           08/13/2010            286,185
  1,398,103   MORTGAGE INTEREST NET TRUST                                   4.76           05/03/2006          1,397,726

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                                             INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    61,863   NATIONWIDE BUILDING SOC+/-++                                  5.20%          07/21/2006     $       61,885
    275,785   NIEUW AMSTERDAM RECEIVABLES CORPORATION++                     4.91           06/26/2006            273,656
     99,290   NORDEA NORTH AMERICA INCORPORATED                             4.80           05/03/2006             99,263
    197,962   NORDEA NORTH AMERICA INCORPORATED                             4.81           05/09/2006            197,748
    117,540   NORDEA NORTH AMERICA INCORPORATED                             4.87           05/15/2006            117,317
    185,280   NORTH SEA FUNDING LLC++                                       5.00           06/26/2006            183,849
  3,093,149   NORTHERN ROCK PLC+/-++                                        4.83           02/05/2007          3,093,304
    250,236   RACERS TRUST 2004-6-MM+/-                                     4.95           05/22/2006            250,271
  1,165,932   REGENCY MARKETS #1 LLC++                                      5.06           07/20/2006          1,153,025
     61,863   SCALDIS CAPITAL LIMITED++                                     4.91           06/15/2006             61,480
  3,086,654   SEDNA FINANCE INCORPORATED++                                  4.86           05/02/2006          3,086,252
  1,237,260   SLM CORPORATION+/-++                                          4.86           05/04/2007          1,236,950
    494,904   SWEDBANK (FORENINGS SPARBANKEN)                               4.81           05/09/2006            494,369
    309,315   SWEDISH NATIONAL HOUSING FINANCE (SBAB)                       5.06           07/18/2006            305,977
    247,452   TANGO FINANCE CORPORATION++                                   4.94           06/21/2006            245,712
    715,322   TANGO FINANCE CORPORATION SERIES MTN+/-                       4.90           10/25/2006            715,558
  1,870,056   THUNDER BAY FUNDING INCORPORATED++                            5.00           06/16/2006          1,858,200
  2,203,188   TIERRA ALTA FUNDING I LIMITED++                               4.82           05/10/2006          2,200,500
  3,188,542   TIERRA ALTA FUNDING I LIMITED++                               4.83           05/11/2006          3,184,237
    357,630   TRAVELERS INSURANCE COMPANY+/-                                4.92           02/09/2007            357,623
  1,546,575   UNICREDITO ITALIANO SERIES LIB+/-                             4.86           03/09/2007          1,546,544
  2,350,793   US BANK NA SERIES BKNT+/-                                     5.13           07/28/2006          2,350,911
    185,589   VERSAILLES CDS LLC++                                          4.87           05/15/2006            185,238
  1,546,575   VERSAILLES CDS LLC++                                          4.99           06/20/2006          1,535,919
     61,863   VERSAILLES CDS LLC++                                          5.00           06/21/2006             61,428
    653,397   VERSAILLES CDS LLC++                                          5.04           06/28/2006            648,176
    618,630   WHISTLEJACKET CAPITAL LIMITED+/-++                            4.80           06/09/2006            618,630
    309,315   WHISTLEJACKET CAPITAL LIMITED++                               4.91           05/15/2006            308,730
    999,396   WHISTLEJACKET CAPITAL LIMITED++                               5.02           06/26/2006            991,681
    309,315   WHITE PINE FINANCE LLC++                                      4.80           05/05/2006            309,151
    252,525   WHITE PINE FINANCE LLC++                                      4.83           05/25/2006            251,694
  1,546,575   WHITE PINE FINANCE LLC+/-++                                   4.85           07/17/2006          1,546,575
    190,043   WHITE PINE FINANCE LLC++                                      4.91           06/20/2006            188,734
  1,632,502   WHITE PINE FINANCE LLC++                                      4.92           06/22/2006          1,620,813
  1,484,712   WHITE PINE FINANCE LLC SERIES MTN1+/-                         4.84           06/12/2006          1,484,771

                                                                                                             197,073,400
                                                                                                          --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $204,374,372)                                                  204,374,372
                                                                                                          --------------

SHARES
SHORT-TERM INVESTMENTS - 5.39%
120,160,571   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@                                                     120,160,571
                                                                                                          --------------

TOTAL SHORT-TERM INVESTMENTS (COST $120,160,571)                                                             120,160,571
                                                                                                          --------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                                                                                               VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $1,845,535,534)*                                        107.59%                                     $2,396,858,779
OTHER ASSETS AND LIABILITIES, NET                             (7.59)                                        (168,992,870)
                                                              ------                                      --------------

TOTAL NET ASSETS                                              100.00%                                     $2,227,865,909
                                                              ------                                      --------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $120,160,571.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                                STRIKE PRICE   EXPIRATION DATE
WRITTEN OPTIONS - (0.11%)
    (6,345)   CNET NETWORKS INCORPORATED CALL+                             $ 15.00         07/22/2006            (63,450)
    (1,080)   PALL CORPORATION CALL+                                         30.00         06/17/2006           (108,000)
    (2,150)   RED HAT INCORPORATED CALL+                                     30.00         06/17/2006           (301,000)
    (2,550)   RED HAT INCORPORATED CALL+                                     35.00         09/16/2006           (293,250)
   (10,590)   SANMINA-SCI CORPORATION CALL+                                   5.00         07/22/2006           (529,500)
   (14,854)   UNISYS CORPORATION CALL+                                        7.50         07/22/2006            (74,270)
    (9,074)   VISHAY INTERTECHNOLOGY INCORPORATED CALL+                      15.00         07/22/2006         (1,179,620)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(2,849,042))                                                        (2,549,090)
                                                                                                          --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

COMMON STOCKS - 84.44%

AGRICULTURAL PRODUCTION CROPS - 2.42%
   233,700   DELTA & PINE LAND COMPANY                            $   6,912,846
                                                                  -------------
AMUSEMENT & RECREATION SERVICES - 5.09%
   905,000   LAKES ENTERTAINMENT INCORPORATED+                        8,326,000
   646,000   WESTWOOD ONE INCORPORATED                                6,233,900

                                                                     14,559,900
                                                                  -------------
APPAREL & ACCESSORY STORES - 0.36%
    58,000   SYMS CORPORATION+                                        1,039,360
                                                                  -------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
MATERIALS - 0.73%
    22,700   RUSSELL CORPORATION                                        410,870
   100,000   TOMMY HILFIGER CORPORATION+                              1,665,000

                                                                      2,075,870
                                                                  -------------
BUSINESS SERVICES - 4.48%
   305,200   CIBER INCORPORATED+                                      2,090,620
   610,100   MIDWAY GAMES INCORPORATED+                               6,107,101
   255,000   OPEN TEXT CORPORATION+                                   4,587,450
     4,000   S1 CORPORATION+                                             20,680

                                                                     12,805,851
                                                                  -------------
CHEMICALS & ALLIED PRODUCTS - 3.45%
   214,200   CAMBREX CORPORATION                                      4,343,976
     2,000   LUBRIZOL CORPORATION                                        87,220
       772   MGI PHARMA INCORPORATED+                                    14,421
 2,917,000   XOMA LIMITED+<<                                          5,425,620

                                                                      9,871,237
                                                                  -------------
COMMUNICATIONS - 7.09%
   565,000   CUMULUS MEDIA INCORPORATED CLASS A+                      5,966,400
     8,000   EMMIS COMMUNICATIONS CORPORATION CLASS A+                   98,400
   406,000   MASTEC INCORPORATED+                                     5,005,980
   161,000   RADIO ONE INCORPORATED CLASS D+                          1,157,590
   375,000   REGENT COMMUNICATIONS INCORPORATED+                      1,597,500
 1,275,000   SPANISH BROADCASTING SYSTEM INCORPORATED+                6,451,500

                                                                     20,277,370
                                                                  -------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS - 1.12%
   190,000   COMFORT SYSTEMS USA INCORPORATED                         2,899,400
     9,800   LAYNE CHRISTENSEN COMPANY+                                 289,100

                                                                      3,188,500
                                                                  -------------
DEPOSITORY INSTITUTIONS - 0.37%
     7,900   ACE CASH EXPRESS INCORPORATED+                             213,300
     3,800   CITIZENS FIRST BANCORP INCORPORATED                        122,170
     1,300   FIRST COMMONWEALTH FINANCIAL CORPORATION<<                  17,394
    22,340   FIRST FINANCIAL BANCORP                                    358,110
     3,750   FIRST INDIANA CORPORATION                                   95,850
     3,800   NBT BANCORP INCORPORATED                                    82,878

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

DEPOSITORY INSTITUTIONS (CONTINUED)
       600   PEOPLES BANCORP INCORPORATED                         $      18,168
     2,200   UMB FINANCIAL CORPORATION                                  149,380

                                                                      1,057,250
                                                                  -------------
EATING & DRINKING PLACES - 0.82%
   239,200   BUCA INCORPORATED+                                       1,358,656
   107,000   RUBIO'S RESTAURANTS INCORPORATED+                          981,832

                                                                      2,340,488
                                                                  -------------
ELECTRIC, GAS & SANITARY SERVICES - 4.65%
   564,500   CASELLA WASTE SYSTEMS INCORPORATED CLASS A+              8,777,975
   139,800   CLEAN HARBORS INCORPORATED+                              4,023,444
     9,600   IDACORP INCORPORATED                                       326,880
     5,800   OTTER TAIL CORPORATION                                     173,130

                                                                     13,301,429
                                                                  -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 8.98%
 1,255,000   C-COR INCORPORATED+                                     10,265,900
   517,000   FUELCELL ENERGY INCORPORATED+                            6,788,210
   452,000   MERCURY COMPUTER SYSTEMS INCORPORATED+<<                 8,615,120

                                                                     25,669,230
                                                                  -------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES
- 4.56%
 1,173,700   DIVERSA CORPORATION+                                    12,359,061
    60,000   TRIMERIS INCORPORATED+                                     674,400

                                                                     13,033,461
                                                                  -------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT - 0.58%
    31,000   VALMONT INDUSTRIES INCORPORATED                          1,666,250
                                                                  -------------
FOOD & KINDRED PRODUCTS - 11.18%
   125,000   CAL-MAINE FOODS INCORPORATED                               917,500
   210,000   COCA-COLA ENTERPRISES INCORPORATED                       4,101,300
   690,000   DEL MONTE FOODS COMPANY                                  8,045,400
   575,000   HERCULES INCORPORATED+                                   8,170,750
   177,300   MONTEREY GOURMET FOODS INCORPORATED+                     1,037,205
    30,500   TASTY BAKING COMPANY                                       263,520
   280,675   TOOTSIE ROLL INDUSTRIES INCORPORATED                     8,209,744
   712,500   VERMONT PURE HOLDINGS LIMITED+                           1,211,250

                                                                     31,956,669
                                                                  -------------
HEALTH SERVICES - 2.25%
 2,177,700   HOOPER HOLMES INCORPORATED                               6,424,215
                                                                  -------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.80%
   230,600   MTR GAMING GROUP INCORPORATED+                           2,271,410
                                                                  -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.39%
     1,000   FMC TECHNOLOGIES INCORPORATED+<<                            54,580
   635,000   INFOCUS CORPORATION+                                     3,092,450
    13,600   PLANAR SYSTEMS INCORPORATED+                               221,408
   106,900   ROBBINS & MYERS INCORPORATED                             2,597,670

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                            VALUE

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
(CONTINUED)
     6,000   TENNANT COMPANY                                      $     305,400
   465,000   ULTRATECH INCORPORATED+                                  9,132,600

                                                                     15,404,108
                                                                  -------------
INSURANCE AGENTS, BROKERS & SERVICE - 1.53%
   102,200   CLARK INCORPORATED                                       1,338,820
   505,100   CRAWFORD & COMPANY CLASS A (NON-VOTING)                  3,025,549

                                                                      4,364,369
                                                                  -------------
INSURANCE CARRIERS - 0.02%
     2,000   OHIO CASUALTY CORPORATION                                   59,300
                                                                  -------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 7.68%
    95,200   HERLEY INDUSTRIES INCORPORATED+                          2,016,336
   475,000   ORTHOLOGIC CORPORATION+                                    855,000
   171,000   VITAL SIGNS INCORPORATED                                 8,498,700
 1,905,000   VIVUS INCORPORATED+<<                                    5,810,250
   180,000   ZOLL MEDICAL CORPORATION+                                4,770,000

                                                                     21,950,286
                                                                  -------------
METAL MINING - 0.11%
     4,000   GLAMIS GOLD LIMITED+<<                                     157,000
     2,000   GOLD FIELDS LIMITED ADR                                     50,820
     3,000   GOLDCORP INCORPORATED                                      105,360

                                                                        313,180
                                                                  -------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.37%
   115,000   LYDALL INCORPORATED+                                     1,070,650
                                                                  -------------
MOTION PICTURES - 2.07%
   400,000   NEW FRONTIER MEDIA INCORPORATED+                         3,620,000
   355,000   WPT ENTERPRISES INCORPORATED+                            2,300,400

                                                                      5,920,400
                                                                  -------------
MUTUAL FUND - 0.01%
     1,000   SCHOLASTIC CORPORATION+                                     26,540
                                                                  -------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.05%
     5,400   FINANCIAL FEDERAL CORPORATION                              153,360
                                                                  -------------
OIL & GAS EXTRACTION - 2.57%
   365,000   HANOVER COMPRESSOR COMPANY+                              7,358,400
                                                                  -------------
PAPER & ALLIED PRODUCTS - 0.87%
   307,000   BUCKEYE TECHNOLOGIES INCORPORATED+                       2,471,350
                                                                  -------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.54%
     2,000   PLAYBOY ENTERPRISES INCORPORATED CLASS B
             (NON-VOTING)+                                               26,380
   525,000   READER'S DIGEST ASSOCIATION INCORPORATED                 7,234,500

                                                                      7,260,880
                                                                  -------------
RETAIL, TRADE & SERVICES - 0.08%
    17,000   STRIDE RITE CORPORATION                                    238,170
                                                                  -------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES       SECURITY NAME                                             VALUE

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 2.01%
   176,000   CABOT MICROELECTRONICS CORPORATION+                  $   5,756,960
                                                                  -------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.21%
   102,700   BIOSCRIP INCORPORATED+                                     568,958
       500   GREEN MOUNTAIN COFFEE ROASTERS INCORPORATED+                19,900

                                                                        588,858
                                                                  -------------

TOTAL COMMON STOCKS (COST $218,920,088)                             241,388,147
                                                                  -------------

PREFERRED STOCKS - 1.11%
   127,300   TELEPHONE & DATA SYSTEMS PREFERRED                       3,171,043

TOTAL PREFERRED STOCKS (COST $3,209,952)                              3,171,043
                                                                  -------------

COLLATERAL FOR SECURITIES LENDING - 4.08%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.15%
   416,230   SCUDDER DAILY ASSETS MONEY MARKET FUND                     416,230
                                                                  -------------

PRINCIPAL
COLLATERAL INVESTED IN OTHER ASSETS - 3.93%
$    31,741   AMERICAN GENERAL FINANCE
              CORPORATION+/-++                             4.93          05/15/2007            31,755
     13,215   APRECO LLC++                                 4.60          05/15/2006            13,190
     28,923   APRECO LLC++                                 4.92          06/15/2006            28,744
    260,985   AQUIFER FUNDING LIMITED++                    4.80          05/03/2006           260,914
     88,171   AQUIFER FUNDING LIMITED++                    4.80          05/04/2006            88,135
     88,171   AQUINAS FUNDING LLC++                        5.04          06/23/2006            87,527
    180,214   ATLANTIC ASSET SECURITIZATION
              CORPORATION++                                4.86          05/11/2006           179,970
    176,341   ATLAS CAPITAL FUNDING CORPORATION
              SERIES MTN+/-                                4.81          11/03/2006           176,341
     42,322   ATLAS CAPITAL FUNDING LIMITED++              4.60          05/15/2006            42,242
     88,171   ATLAS CAPITAL FUNDING LIMITED+/-++           4.93          12/22/2006            88,171
     88,171   ATLAS CAPITAL FUNDING LIMITED+/-++           4.94          10/20/2006            88,171
     88,171   ATLAS CAPITAL FUNDING LIMITED SERIES
              MTN+/-                                       4.98          04/25/2007            88,171
      5,780   ATOMIUM FUNDING CORPORATION++                4.81          05/03/2006             5,779
    335,940   ATOMIUM FUNDING CORPORATION++                4.81          05/04/2006           335,806
     71,062   ATOMIUM FUNDING CORPORATION++                4.83          05/05/2006            71,024
     42,893   ATOMIUM FUNDING CORPORATION++                5.00          06/12/2006            42,646
    211,609   BASF AG++                                    4.81          05/04/2006           211,525
    105,805   BEAR STEARNS & COMPANY+/-                    4.93          10/04/2006           105,805
    180,672   BEAR STEARNS & COMPANY REPURCHASE
              AGREEMENT (MATURITY VALUE $180,697)          4.92          05/01/2006           180,672
     12,235   BETA FINANCE INCORPORATED SERIES MTN+/-      4.91          06/02/2006            12,235
  1,939,752   BNP PARIBAS REPURCHASE AGREEMENT
              (MATURITY VALUE $1,940,018)                  4.93          05/01/2006         1,939,752
    117,433   BUCKINGHAM CDO LLC++                         4.96          05/23/2006           117,079
    176,341   BUCKINGHAM CDO LLC++                         5.08          07/24/2006           174,292
    212,304   BUCKINGHAM II CDO LLC++                      4.86          05/08/2006           212,107
     24,688   BUCKINGHAM II CDO LLC++                      4.95          05/24/2006            24,610
     45,849   CAIRN HIGH GRADE FUNDING I++                 4.76          05/10/2006            45,793
     88,171   CAIRN HIGH GRADE FUNDING I++                 4.81          05/02/2006            88,159
     70,536   CAIRN HIGH GRADE FUNDING I++                 4.83          05/08/2006            70,471

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                           INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$    59,956   CAIRN HIGH GRADE FUNDING I++                 4.93%         05/18/2006      $     59,817
     48,670   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.68          05/08/2006            48,625
     15,684   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.69          05/10/2006            15,665
     70,536   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.70          05/12/2006            70,431
     36,407   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.80          05/05/2006            36,388
    113,525   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.83          05/09/2006           113,402
     35,268   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.89          06/07/2006            35,089
     93,866   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.90          06/12/2006            93,325
    110,460   CEDAR SPRINGS CAPITAL COMPANY LLC++          4.99          06/21/2006           109,684
     51,139   CEDAR SPRINGS CAPITAL COMPANY LLC++          5.01          06/05/2006            50,893
    176,341   CONCORD MINUTEMEN CAPITAL COMPANY
              SERIES A++                                   4.83          05/12/2006           176,078
     88,516   CONCORD MINUTEMEN CAPITAL COMPANY
              SERIES A++                                   4.85          05/11/2006            88,397
    246,878   CONCORD MINUTEMEN CAPITAL COMPANY
              SERIES B+/-++                                4.85          05/14/2006           246,877
    228,185   CORPORATE ASSET SECURITIZATION
              AUSTRALIA LIMITED++                          5.00          05/25/2006           227,435
    109,331   CREDIT SUISSE FIRST BOSTON NEW YORK
              SERIES YCD1+/-                               4.92          05/04/2006           109,325
     88,171   CULLINAN FINANCE CORPORATION SERIES
              MTN+/-                                       4.71          11/15/2006            88,179
     45,849   DEER VALLEY FUNDING LLC++                    4.78          05/03/2006            45,836
    134,019   DEER VALLEY FUNDING LLC++                    4.84          05/08/2006           133,895
      6,902   DEER VALLEY FUNDING LLC++                    4.89          05/15/2006             6,889
     56,373   DEER VALLEY FUNDING LLC++                    4.92          05/16/2006            56,258
    438,724   DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $438,783)                    4.82          05/01/2006           438,724
      5,643   EDISON ASSET SECURITIZATION LLC++            4.84          05/15/2006             5,632
      7,054   EIFFEL FUNDING LLC++                         4.80          05/01/2006             7,054
    127,040   EUREKA SECURITIZATION INCORPORATED++         4.86          05/16/2006           126,782
    211,609   GEMINI SECURITIZATION INCORPORATED++         4.79          05/01/2006           211,609
      5,290   GEMINI SECURITIZATION INCORPORATED++         4.88          05/24/2006             5,274
    158,619   GEORGE STREET FINANCE LLC++                  4.80          05/02/2006           158,598
     84,644   GOLDMAN SACHS GROUP INCORPORATED+/-          4.97          06/30/2006            84,644
      7,054   HARRIER FINANCE FUNDING LLC SERIES
              MTN+/-                                       4.98          05/15/2007             7,055
     12,344   HBOS TREASURY SERVICES PLC+/-++              5.12          01/12/2007            12,356
     56,429   ING USA ANNUITY & LIFE INSURANCE+/-          5.03          06/06/2006            56,429
      4,585   K2 (USA) LLC++                               4.61          05/02/2006             4,584
     16,312   K2 (USA) LLC SERIES MTN+/-                   4.90          07/24/2006            16,315
     52,902   KAUPTHING BANK HF SERIES MTN+/-              4.98          03/20/2007            52,822
     14,107   KLIO II FUNDING CORPORATION++                4.96          06/30/2006            13,991
    117,898   KLIO III FUNDING CORPORATION++               4.93          05/22/2006           117,561
    169,527   KLIO III FUNDING CORPORATION++               4.96          06/30/2006           168,125
      3,527   LEXINGTON PARKER CAPITAL CORPORATION         4.60          05/02/2006             3,526
     13,388   LEXINGTON PARKER CAPITAL CORPORATION++       4.68          05/10/2006            13,371
    565,247   LEXINGTON PARKER CAPITAL CORPORATION++       4.85          05/05/2006           564,948
      5,996   LEXINGTON PARKER CAPITAL CORPORATION         4.96          06/20/2006             5,954
     88,171   LIBERTY LIGHT US CAPITAL SERIES MTN+/-       4.84          05/26/2006            88,172
      7,054   LINKS FINANCE LLC SERIES MTN1+/-             4.82          09/12/2006             7,054
     52,902   LIQUID FUNDING LIMITED+/-++                  4.79          12/01/2006            52,902
     81,117   LIQUID FUNDING LIMITED+/-++                  4.88          08/14/2006            81,117
     21,161   LIQUID FUNDING LIMITED SERIES MTN+/-         4.85          02/20/2007            21,161
     35,268   MBIA GLOBAL FUNDING LLC+/-++                 4.92          02/20/2007            35,266

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

PRINCIPAL     SECURITY NAME                           INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$   177,223   MERRILL LYNCH & COMPANY SERIES MTN+/-        5.28%         10/27/2006      $    177,365
    105,805   MORGAN STANLEY+/-                            4.94          10/10/2006           105,805
     16,312   MORGAN STANLEY SERIES EXL+/-                 4.93          08/13/2010            16,315
     79,706   MORTGAGE INTEREST NET TRUST                  4.76          05/03/2006            79,685
      3,527   NATIONWIDE BUILDING SOC+/-++                 5.20          07/21/2006             3,528
     15,723   NIEUW AMSTERDAM RECEIVABLES
              CORPORATION++                                4.91          06/26/2006            15,601
      5,661   NORDEA NORTH AMERICA INCORPORATED            4.80          05/03/2006             5,659
     11,286   NORDEA NORTH AMERICA INCORPORATED            4.81          05/09/2006            11,274
      6,701   NORDEA NORTH AMERICA INCORPORATED            4.87          05/15/2006             6,688
     10,563   NORTH SEA FUNDING, LLC++                     5.00          06/26/2006            10,481
    176,341   NORTHERN ROCK PLC+/-++                       4.83          02/05/2007           176,350
     14,266   RACERS TRUST 2004-6-MM+/-++                  4.95          05/22/2006            14,268
     66,470   REGENCY MARKETS #1 LLC++                     5.06          07/20/2006            65,734
      3,527   SCALDIS CAPITAL LIMITED++                    4.91          06/15/2006             3,505
    175,971   SEDNA FINANCE INCORPORATED++                 4.86          05/02/2006           175,948
     70,536   SLM CORPORATION+/-++                         4.86          05/04/2007            70,519
     28,215   SWEDBANK (FORENINGS SPARBANKEN)              4.81          05/09/2006            28,184
     17,634   SWEDISH NATIONAL HOUSING FINANCE
              (SBAB)                                       5.06          07/18/2006            17,444
     14,107   TANGO FINANCE CORPORATION++                  4.94          06/21/2006            14,008
     40,781   TANGO FINANCE CORPORATION SERIES MTN+/-      4.90          10/25/2006            40,794
    106,612   THUNDER BAY FUNDING INCORPORATED++           5.00          06/16/2006           105,936
    125,604   TIERRA ALTA FUNDING I LIMITED++              4.82          05/10/2006           125,451
    181,779   TIERRA ALTA FUNDING I LIMITED++              4.83          05/11/2006           181,534
     20,389   TRAVELERS INSURANCE COMPANY+/-               4.92          02/09/2007            20,388
     88,171   UNICREDITO ITALIANO SERIES LIB+/-            4.86          03/09/2007            88,169
    134,019   US BANK NA SERIES BKNT+/-                    5.13          07/28/2006           134,026
     10,580   VERSAILLES CDS LLC++                         4.87          05/15/2006            10,560
     88,171   VERSAILLES CDS LLC++                         4.99          06/20/2006            87,563
      3,527   VERSAILLES CDS LLC++                         5.00          06/21/2006             3,502
     37,250   VERSAILLES CDS LLC++                         5.04          06/28/2006            36,953
     35,268   WHISTLEJACKET CAPITAL LIMITED+/-++           4.80          06/09/2006            35,268
     17,634   WHISTLEJACKET CAPITAL LIMITED++              4.91          05/15/2006            17,601
     56,976   WHISTLEJACKET CAPITAL LIMITED++              5.02          06/26/2006            56,536
     17,634   WHITE PINE FINANCE LLC++                     4.80          05/05/2006            17,625
     14,396   WHITE PINE FINANCE LLC++                     4.83          05/25/2006            14,349
     88,171   WHITE PINE FINANCE LLC+/-++                  4.85          07/17/2006            88,171
     10,834   WHITE PINE FINANCE LLC++                     4.91          06/20/2006            10,760
     93,069   WHITE PINE FINANCE LLC++                     4.92          06/22/2006            92,403
     84,644   WHITE PINE FINANCE LLC SERIES MTN1+/-        4.84          06/12/2006            84,647

                                                                                           11,235,197
                                                                                         ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $11,651,427)                                 11,651,427
                                                                                         ------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                                                 VALUE
SHORT-TERM INVESTMENTS - 7.87%

MUTUAL FUNDS - 7.46%
 21,319,310   WELLS FARGO ADVANTAGE MONEY MARKET
              TRUST~@                                                                    $ 21,319,310
                                                                                         ------------

PRINCIPAL                                             INTEREST RATE    MATURITY DATE
US TREASURY BILLS - 0.41%
$ 1,200,000   US TREASURY BILL^                            4.65%         07/27/2006         1,186,699
                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $22,505,825)                                            22,506,009
                                                                                         ------------

TOTAL INVESTMENTS IN SECURITIES

(COST $256,287,292)*                       97.50%                                        $278,716,626

OTHER ASSETS AND LIABILITIES, NET           2.50                                            7,158,806
                                          ------                                         ------------

TOTAL NET ASSETS                          100.00%                                        $285,875,432
                                          ------                                         ------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $21,319,310.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

COMMON STOCKS - 90.84%

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.08%
      4,300   LITHIA MOTORS INCORPORATED CLASS A                  $     145,727
                                                                  -------------
BUSINESS SERVICES - 7.47%
    354,325   3COM CORPORATION+                                       1,909,812
     91,155   ABM INDUSTRIES INCORPORATED                             1,567,866
    256,770   EMBARCADERO TECHNOLOGIES INCORPORATED+                  1,563,729
     34,320   IMS HEALTH INCORPORATED                                   932,818
     59,350   KFORCE INCORPORATED+                                      833,868
    170,000   KFX INCORPORATED+                                       3,068,500
      4,584   LIQUIDITY SERVICES INCORPORATED+                           61,838
    107,090   MOBIUS MANAGEMENT SYSTEMS INCORPORATED+                   685,376
     25,255   MONEYGRAM INTERNATIONAL INCORPORATED                      856,144
    280,145   SUN MICROSYSTEMS INCORPORATED+                          1,400,725
     74,892   VIGNETTE CORPORATION+                                   1,187,038

                                                                     14,067,714
                                                                  -------------

CHEMICALS & ALLIED PRODUCTS - 4.46%
     28,790   NOVA CHEMICALS CORPORATION                                853,911
     28,665   NOVEN PHARMACEUTICALS INCORPORATED+                       541,769
    148,610   ORASURE TECHNOLOGIES INCORPORATED+                      1,594,585
    108,395   POLYONE CORPORATION+                                      962,548
    358,895   REVLON INCORPORATED CLASS A+                            1,166,409
     29,230   RPM INTERNATIONAL INCORPORATED                            537,832
    220,985   UNIFI INCORPORATED+                                       744,719
    360,160   WELLMAN INCORPORATED                                    1,991,685

                                                                      8,393,458
                                                                  -------------

COMMUNICATIONS - 3.27%
      9,775   CHINA GRENTECH CORPORATION LIMITED ADR+                   156,400
    271,695   CINCINNATI BELL INCORPORATED+                           1,141,119
    637,335   COASTAL CONTACTS INCORPORATED+                          1,225,589
    190,430   GRUPO RADIO CENTRO S.A. DE C.V. ADR+                    1,228,274
    141,065   LIGHTBRIDGE INCORPORATED+                               1,794,347
      9,675   UNITED STATES CELLULAR CORPORATION+                       603,720

                                                                      6,149,449
                                                                  -------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 1.49%
     34,515   CHICAGO BRIDGE & IRON COMPANY NV                          827,325
     77,640   COMFORT SYSTEMS USA INCORPORATED                        1,184,786
     69,320   MATRIX SERVICE COMPANY+                                   790,941

                                                                      2,803,052
                                                                  -------------

CONSUMER SERVICES - 0.69%
    113,700   EMDEON CORPORATION+                                     1,297,317
                                                                  -------------

DEPOSITORY INSTITUTIONS - 1.72%
     20,310   COMMUNITY BANCORP+                                        662,715
     98,975   FIRST SECURITY GROUP INCORPORATED                       1,108,520
     27,375   MIDWEST BANC HOLDINGS INCORPORATED                        642,218

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

DEPOSITORY INSTITUTIONS (CONTINUED)
     70,040   PACIFIC PREMIER BANCORP INCORPORATED+               $     815,966

                                                                      3,229,419
                                                                  -------------

EATING & DRINKING PLACES - 1.06%
     37,220   CALIFORNIA PIZZA KITCHEN INCORPORATED+                  1,176,152
     20,890   DARDEN RESTAURANTS INCORPORATED                           827,244

                                                                      2,003,396
                                                                  -------------

ELECTRIC, GAS & SANITARY SERVICES - 0.99%
    144,535   EL PASO CORPORATION                                     1,865,947
                                                                  -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 9.05%
     46,395   CATAPULT COMMUNICATIONS CORPORATION+                      554,884
    138,820   EVANS & SUTHERLAND COMPUTER CORPORATION+                  871,790
    103,120   FLEXTRONICS INTERNATIONAL LIMITED+                      1,171,443
    202,255   GRAFTECH INTERNATIONAL LIMITED+                         1,367,244
    344,320   MCDATA CORPORATION+                                     1,501,235
     24,500   MEMC ELECTRONIC MATERIALS INCORPORATED+                   994,700
     46,770   MERCURY COMPUTER SYSTEMS INCORPORATED+                    891,436
    107,405   MICRON TECHNOLOGY INCORPORATED                          1,822,663
    201,225   MRV COMMUNICATIONS INCORPORATED+                          766,667
    703,140   NORTEL NETWORKS CORPORATION+                            1,870,353
     45,805   OSI SYSTEMS INCORPORATED+                                 873,043
     88,040   PORTALPLAYER INCORPORATED+                                972,842
    124,980   POWER-ONE INCORPORATED+                                   881,109
     62,590   RICHARDSON ELECTRONICS LIMITED                            443,763
        100   SANMINA-SCI CORPORATION+                                      519
    126,655   SILICON STORAGE TECHNOLOGY INCORPORATED+                  578,813
    173,070   STATS CHIPPAC LIMITED ADR+                              1,472,826

                                                                     17,035,330
                                                                  -------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
SERVICES - 1.53%
     86,240   CV THERAPEUTICS INCORPORATED+                           1,711,864
     50,000   SFBC INTERNATIONAL INCORPORATED                         1,167,500

                                                                      2,879,364
                                                                  -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT - 0.90%
     21,760   CRANE COMPANY                                             919,360
     32,045   GULF ISLAND FABRICATION INCORPORATED                      780,616

                                                                      1,699,976
                                                                  -------------

FOOD & KINDRED PRODUCTS - 1.32%
     92,990   HERCULES INCORPORATED+                                  1,321,388
        100   MOLSON COORS BREWING COMPANY                                7,386
     43,895   SANDERSON FARMS INCORPORATED                            1,163,656

                                                                      2,492,430
                                                                  -------------

HEALTH SERVICES - 0.38%
     14,985   GENESIS HEALTHCARE CORPORATION+                           708,341
                                                                  -------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

HOLDING & OTHER INVESTMENT OFFICES - 2.39%
    137,250   AFFORDABLE RESIDENTIAL COMMUNITIES                  $   1,259,955
    106,853   ANNALY MORTGAGE MANAGEMENT INCORPORATED                 1,439,310
     80,080   DISCOVERY HOLDING COMPANY CLASS A+                      1,193,192
     40,610   UHM PROPERTIES INCORPORATED                               614,429

                                                                      4,506,886
                                                                  -------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.48%
    165,605   EMPIRE RESORTS INCORPORATED+                              897,579
                                                                  -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.73%
    619,085   CRAY INCORPORATED+                                      1,027,681
     71,405   INTERMEC INCORPORATED+                                  1,891,518
     11,425   PALL CORPORATION                                          344,807

                                                                      3,264,006
                                                                  -------------

INSURANCE CARRIERS - 4.36%
     16,485   ENDURANCE SPECIALTY HOLDINGS LIMITED                      510,376
    107,825   KMG AMERICA CORPORATION+                                  976,895
     17,280   MERCURY GENERAL CORPORATION                               922,234
    128,975   NORTH POINTE HOLDINGS CORPORATION+                      1,680,802
     44,710   NYMAGIC INCORPORATED                                    1,249,644
     23,395   PRA INTERNATIONAL+                                        544,168
    421,535   QUANTA CAPITAL HOLDINGS LIMITED+                        1,095,991
     72,465   SEABRIGHT INSURANCE HOLDINGS INCORPORATED+              1,233,354

                                                                      8,213,464
                                                                  -------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.79%
     41,686   GEO GROUP INCORPORATED+                                 1,494,026
                                                                  -------------

LEATHER & LEATHER PRODUCTS - 0.78%
     76,102   BAKERS FOOTWEAR GROUP INCORPORATED+                     1,473,335
                                                                  -------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 3.52%
    694,633   ALLIED HEALTHCARE PRODUCTS INCORPORATED+**              4,209,476
    148,090   CREDENCE SYSTEMS CORPORATION+                           1,049,958
     75,835   INPUT OUTPUT INCORPORATED+                                764,417
     59,620   SYNOVIS LIFE TECHNOLOGIES INCORPORATED+                   593,815

                                                                      6,617,666
                                                                  -------------

MEMBERSHIP ORGANIZATIONS - 0.50%
    694,355   INTEGRATED ELECTRICAL SERVICES+                           937,379
                                                                  -------------

METAL MINING - 4.97%
    101,340   APEX SILVER MINES LIMITED+                              2,158,542
     14,810   GLAMIS GOLD LIMITED+                                      581,293
     27,065   GOLDCORP INCORPORATED                                     950,523
     26,165   NEWMONT MINING CORPORATION                              1,526,989
    127,965   RANDGOLD RESOURCES LIMITED ADR+                         3,114,668
     82,540   SOUTHWESTERN RESOURCES CORPORATION+                     1,030,596

                                                                      9,362,611
                                                                  -------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                            VALUE

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.39%
     97,650   BIRCH MOUNTAIN RESOURCES LIMITED+                   $     725,540
                                                                  -------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.03%
     90,095   ACCO BRANDS CORPORATION+                                1,935,241
                                                                  -------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.16%
     21,880   COVENANT TRANSPORT INCORPORATED CLASS A+                  302,819
                                                                  -------------

OIL & GAS EXTRACTION - 17.91%
     18,665   CANADIAN NATURAL RESOURCES LIMITED                      1,123,633
      1,950   COMPLETE PRODUCTION SERVICES INCORPORATED+                 51,538
    561,040   GLOBAL INDUSTRIES LIMITED+                              8,903,705
    102,485   GREY WOLF INCORPORATED+                                   799,383
      8,005   HELMERICH & PAYNE INCORPORATED                            582,284
     19,725   HERCULES OFFSHORE INCORPORATED+                           806,555
     11,625   KERR-MCGEE CORPORATION                                  1,160,872
    178,890   KEY ENERGY SERVICES INCORPORATED+                       3,057,230
    132,715   MCMORAN EXPLORATION COMPANY+                            2,298,624
    261,295   NEWPARK RESOURCES INCORPORATED+                         1,740,225
     13,420   NOBLE ENERGY INCORPORATED                                 603,632
     17,765   PETROHAWK ENERGY CORPORATION+                             223,484
     79,320   PETROQUEST ENERGY INCORPORATED+                           938,355
     21,730   PIONEER NATURAL RESOURCES COMPANY                         930,479
     20,720   PRIDE INTERNATIONAL INCORPORATED+                         722,921
     42,677   RANGE RESOURCES CORPORATION                             1,132,221
     13,855   ROWAN COMPANIES INCORPORATED                              614,192
    319,110   SEITEL INCORPORATED+                                    1,337,071
     28,165   TODCO+                                                  1,291,928
      5,930   TRANSOCEAN INCORPORATED+                                  480,745
    183,105   TRILOGY ENERGY TRUST                                    3,421,192
     67,250   WILLBROS GROUP INCORPORATED+                            1,486,225

                                                                     33,706,494
                                                                  -------------

PAPER & ALLIED PRODUCTS - 1.00%
     20,250   BOWATER INCORPORATED                                      552,217
     91,815   WAUSAU PAPER CORPORATION                                1,320,300

                                                                      1,872,517
                                                                  -------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.82%
     23,420   ASHLAND INCORPORATED                                    1,541,504
                                                                  -------------

PRIMARY METAL INDUSTRIES - 1.18%
     29,000   ENCORE WIRE CORPORATION+                                1,215,970
     10,520   OREGON STEEL MILLS INCORPORATED+                          521,055
      7,804   STEEL DYNAMICS INCORPORATED                               487,282

                                                                      2,224,307
                                                                  -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.86%
     21,630   E.W. SCRIPPS COMPANY CLASS A                              996,711
    133,785   JOURNAL COMMUNICATIONS INCORPORATED CLASS A             1,569,298

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                            PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES        SECURITY NAME                                           VALUE

PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
     15,215   KNIGHT-RIDDER INCORPORATED                          $     943,330

                                                                      3,509,339
                                                                  -------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 2.57%
    249,395   CONSTAR INTERNATIONAL INCORPORATED+                       805,571
    294,765   INTERTAPE POLYMER GROUP INCORPORATED+                   2,599,827
    164,230   ROYAL GROUP TECHNOLOGIES LIMITED+                       1,428,801

                                                                      4,834,199
                                                                  -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.60%
    182,525   ARPEGGIO ACQUISITION CORPORATION+                       1,186,412
    162,505   MARKETAXCESS HOLDINGS INCORPORATED+                     1,813,556

                                                                      2,999,968
                                                                  -------------

SOCIAL SERVICES - 0.32%
     42,820   ABB LIMITED ADR+                                          608,900
                                                                  -------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.21%
    155,675   GENTEX CORPORATION                                      2,282,196
                                                                  -------------

TRANSPORTATION BY AIR - 1.66%
     88,505   AIRTRAN HOLDINGS INCORPORATED+                          1,237,300
     33,255   ALASKA AIR GROUP INCORPORATED+                          1,262,360
     55,595   JETBLUE AIRWAYS CORPORATION+                              570,404
      1,352   PHI INCORPORATED+                                          44,616

                                                                      3,114,680
                                                                  -------------

TRANSPORTATION EQUIPMENT - 0.46%
     10,200   SEQUA CORPORATION+                                        867,000
                                                                  -------------

TRANSPORTATION SERVICES - 0.47%
     76,910   RAILAMERICA INCORPORATED+                                 878,312
                                                                  -------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.36%
     25,195   ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+               792,383
    163,040   SOURCE INTERLINK COMPANIES INCORPORATED+                1,765,723

                                                                      2,558,106
                                                                  -------------

WHOLESALE TRADE-DURABLE GOODS - 2.91%
  1,556,610   COVALENT GROUP INCORPORATED+**                          4,202,847
    143,788   US HOME SYSTEMS INCORPORATED+                           1,275,400

                                                                      5,478,247
                                                                  -------------

TOTAL COMMON STOCKS (COST $152,369,705)                             170,977,241
                                                                  -------------

WARRANTS - 0.18%
    244,140   ARPEGGIO ACQUISITION CORPORATION                          341,796
                                                                  -------------

TOTAL WARRANTS (COST $322,155)                                          341,796
                                                                  -------------

SHORT-TERM INVESTMENTS - 13.11%
 24,669,475   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~@             24,669,475
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS (COST $24,669,475)                      24,669,475
                                                                  -------------

PORTFOLIO OF INVESTMENTS--APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                      VALUE

TOTAL INVESTMENTS IN SECURITIES
(COST $177,283,320)*                    104.13%                   $ 195,988,512
OTHER ASSETS AND LIABILITIES, NET        (4.13)                      (7,771,398)
                                        ------                    -------------

TOTAL NET ASSETS                        100.00%                   $ 188,217,114
                                        ======                    -------------

+     NON-INCOME EARNING SECURITIES.

** REPRESENTS AN AFFILIATE OF THE FUND UNDER SECTION 2(A)(2) AND 2(A)(3) OF THE 1940 ACT AS THE FUND HOLDS 5% OR MORE OF THE ISSUERS' OUTSTANDING VOTING SHARES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

@     SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $24,669,475.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                          STRIKE PRICE  EXPIRATION DATE
WRITTEN OPTIONS - (0.78%)
       (20)   ASHLAND INCORPORATED CALL+                              $75.00        07/22/2006         (1,000)
        (5)   CALIFORNIA PIZZA KITCHEN INCORPORATED CALL+              30.00        07/22/2006         (1,350)
       (15)   CANADIAN NATURAL RESOURCES LIMITED CALL+                 65.00        05/20/2006         (1,350)
       (20)   CANADIAN NATURAL RESOURCES LIMITED CALL+                 50.00        06/17/2006        (22,600)
       (45)   CANADIAN NATURAL RESOURCES LIMITED CALL+                 55.00        06/17/2006        (29,700)
       (55)   CHICAGO BRIDGE & IRON COMPANY NV CALL+                   25.00        07/22/2006         (9,075)
       (10)   ENCORE WIRE CORPORATION CALL+                            22.50        05/20/2006        (19,200)
       (30)   ENCORE WIRE CORPORATION CALL+                            22.50        08/19/2006        (59,400)
       (60)   ENCORE WIRE CORPORATION CALL+                            25.00        05/20/2006       (100,200)
      (190)   ENCORE WIRE CORPORATION CALL+                            30.00        05/20/2006       (229,900)
       (50)   GLAMIS GOLD LIMITED CALL+                                40.00        08/19/2006        (20,000)
       (50)   GOLDCORP INCORPORATED CALL+                              22.50        07/22/2006        (63,500)
       (50)   GOLDCORP INCORPORATED CALL+                              37.50        10/21/2006        (17,900)
       (50)   HELMERICH & PAYNE INCORPORATED CALL+                     65.00        06/17/2006        (43,500)
       (50)   MCMORAN EXPLORATION COMPANY CALL+                        20.00        05/20/2006           (250)
      (150)   MEMC ELECTRONIC MATERIALS INCORPORATED CALL+             30.00        07/22/2006       (169,500)
       (95)   MEMC ELECTRONIC MATERIALS INCORPORATED CALL+             30.00        10/21/2006       (123,500)
       (30)   MICRON TECHNOLOGY INCORPORATED CALL+                     15.00        10/21/2006         (9,300)
       (30)   MICRON TECHNOLOGY INCORPORATED CALL+                     16.00        10/21/2006         (6,750)
       (50)   NEWMONT MINING CORPORATION CALL+                         50.00        06/17/2006        (45,000)
       (50)   NEWMONT MINING CORPORATION CALL+                         55.00        06/17/2006        (26,000)
       (40)   NEWMONT MINING CORPORATION CALL+                         55.00        09/16/2006        (30,000)
      (175)   NOVEN PHARMACETICALS INCORPORATED CALL+                  17.50        07/22/2006        (40,250)
      (100)   NOVEN PHARMACEUTICALS INCORPORATED CALL+                 15.00        10/21/2006        (45,000)
       (10)   ORASURE TECHNOLOGIES INCORPORATED CALL+                  10.00        07/22/2006         (1,450)
       (10)   OREGON STEEL MILLS INCORPORATED CALL+                    30.00        06/17/2006        (20,000)
       (70)   OREGON STEEL MILLS INCORPORATED CALL+                    40.00        06/17/2006        (70,000)
       (75)   PORTALPLAYER INCORPORATED CALL+                          12.50        05/20/2006         (3,000)
      (100)   PORTALPLAYER INCORPORATED CALL+                          12.50        06/17/2006         (6,000)
       (75)   PORTALPLAYER INCORPORATED CALL+                          12.50        08/19/2006         (6,750)
      (150)   PORTALPLAYER INCORPORATED CALL+                          15.00        08/19/2006         (6,750)
       (30)   PRIDE INTERNATIONAL INCORPORATED CALL+                   25.00        07/22/2006        (30,300)
      (100)   RANDGOLD RESOURCES LIMITED CALL+                         22.50        09/16/2006        (39,000)
      (100)   RANDGOLD RESOURCES LIMITED CALL+                         25.00        09/16/2006        (26,000)
      (250)   SFBC INTERNATIONAL INCORPORATED CALL+                    20.00        06/17/2006        (92,500)
      (250)   SFBC INTERNATIONAL INCORPORATED CALL+                    22.50        06/17/2006        (52,500)
       (50)   VIGNETTE CORPORATION CALL+                               15.00        06/17/2006         (6,500)

TOTAL WRITTEN OPTIONS (PREMIUM RECEIVED $(1,084,826))                                              (1,474,975)
                                                                                                   ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

              STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                        DISCOVERY        ENTERPRISE
                                                                                                             FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ............................................................   $    271,810,103   $   247,031,677
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .................................................         16,181,741         8,245,344
   INVESTMENTS IN AFFILIATES .................................................................          7,146,537         2,286,630
   INVESTMENTS IN OTHER AFFILIATES ...........................................................                  0                 0
                                                                                                 ----------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........................................        295,138,381       257,563,651
                                                                                                 ----------------   ---------------
   CASH ......................................................................................                  0                 0
   RECEIVABLE FOR FUND SHARES ISSUED .........................................................            709,993           530,966
   RECEIVABLE FOR INVESTMENTS SOLD ...........................................................          7,707,212         2,077,033
   RECEIVABLES FOR DIVIDENDS AND INTEREST ....................................................             53,280            23,737
   RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...........................................                  0                 0
   PREPAID EXPENSES AND OTHER ASSETS .........................................................                  0                 0
                                                                                                 ----------------   ---------------
TOTAL ASSETS .................................................................................        303,608,866       260,195,387
                                                                                                 ----------------   ---------------

LIABILITIES
   OPTION WRITTEN, AT VALUE ..................................................................                  0                 0
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...................................                  0                 0
   PAYABLE FOR FUND SHARES REDEEMED ..........................................................             27,379            41,638
   PAYABLE FOR INVESTMENTS PURCHASED .........................................................          5,008,931         3,240,162
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .....................................            212,698           185,539
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...................................             55,251            46,703
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ....................................................         16,181,741         8,245,344
   ACCRUED EXPENSES AND OTHER LIABILITIES ....................................................             11,983             8,538
                                                                                                 ----------------   ---------------
TOTAL LIABILITIES ............................................................................         21,497,983        11,767,924
                                                                                                 ----------------   ---------------
TOTAL NET ASSETS .............................................................................   $    282,110,883   $   248,427,463
                                                                                                 ----------------   ---------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...........................................................................   $    217,362,488   $   442,798,496
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................................         (1,000,592)       (1,134,918)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................         11,318,367      (235,785,361)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ................         54,430,620        42,549,246
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .....................................                  0                 0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES ...                  0                 0
                                                                                                 ----------------   ---------------
TOTAL NET ASSETS .............................................................................   $    282,110,883   $   248,427,463
                                                                                                 ----------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS ..........................................................   $     52,248,366   $     3,104,546
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................................................          2,269,568            99,761
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ........................   $          23.02   $         31.12
   NET ASSETS - ADVISOR CLASS ................................................................                N/A   $     2,085,336
   SHARES OUTSTANDING - ADVISOR CLASS ........................................................                N/A            68,100
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ..............................                N/A   $         30.62
   NET ASSETS - INSTITUTIONAL CLASS ..........................................................                N/A   $    25,267,505
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................................................                N/A           811,030
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ........................                N/A   $         31.15
   NET ASSETS - INVESTOR CLASS ...............................................................   $    229,862,517   $   217,970,076
   SHARES OUTSTANDING - INVESTOR CLASS .......................................................         10,021,585         7,161,348
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .............................   $          22.94   $         30.44
                                                                                                 ----------------   ---------------
INVESTMENTS AT COST ..........................................................................   $    240,707,761   $   215,014,405
                                                                                                 ----------------   ---------------
SECURITIES ON LOAN, AT MARKET VALUE ..........................................................   $     16,060,373   $     8,391,260
                                                                                                 ----------------   ---------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .........................................................   $              0   $             0
                                                                                                 ================   ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                          MID CAP
                                                                                                      DISCIPLINED       OPPORTUNITY
                                                                                                             FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ............................................................   $    700,101,593   $ 2,072,323,836
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .................................................         67,208,410       204,374,372
   INVESTMENTS IN AFFILIATES .................................................................         45,627,650       120,160,571
   INVESTMENTS IN OTHER AFFILIATES ...........................................................         13,403,940                 0
                                                                                                 ----------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........................................        826,341,593     2,396,858,779
                                                                                                 ----------------   ---------------
   CASH ......................................................................................          1,139,595                 0
   RECEIVABLE FOR FUND SHARES ISSUED .........................................................          1,863,283            59,761
   RECEIVABLE FOR INVESTMENTS SOLD ...........................................................         34,153,524        38,452,065
   RECEIVABLES FOR DIVIDENDS AND INTEREST ....................................................          1,665,760         2,347,648
   RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...........................................                  0         2,325,320
   PREPAID EXPENSES AND OTHER ASSETS .........................................................                  0             6,096
                                                                                                 ----------------   ---------------
TOTAL ASSETS .................................................................................        865,163,755     2,440,049,669
                                                                                                 ----------------   ---------------

LIABILITIES
   OPTION WRITTEN, AT VALUE ..................................................................                  0         2,549,090
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...................................                  0                 0
   PAYABLE FOR FUND SHARES REDEEMED ..........................................................            230,037           295,248
   PAYABLE FOR INVESTMENTS PURCHASED .........................................................          1,547,075         3,249,209
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .....................................            635,366         1,260,916
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...................................            135,445           454,925
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ....................................................         67,208,410       204,374,372
   ACCRUED EXPENSES AND OTHER LIABILITIES ....................................................              5,788                 0
                                                                                                 ----------------   ---------------
TOTAL LIABILITIES ............................................................................         69,762,121       212,183,760
                                                                                                 ----------------   ---------------
TOTAL NET ASSETS .............................................................................   $    795,401,634   $ 2,227,865,909
                                                                                                 ================   ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...........................................................................   $    693,927,661   $ 1,504,114,142
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................................          1,953,446         4,428,188
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................         52,848,811       165,372,334
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ................         46,671,716       549,868,345
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .....................................                  0                 0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES ...                  0         4,082,900
                                                                                                 ----------------   ---------------
TOTAL NET ASSETS .............................................................................   $    795,401,634   $ 2,227,865,909
                                                                                                 ----------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS ..........................................................   $     84,037,468   $   179,128,208
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................................................          3,805,548         3,673,559
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ........................   $          22.08   $         48.76
   NET ASSETS - ADVISOR CLASS ................................................................                N/A   $    60,109,697
   SHARES OUTSTANDING - ADVISOR CLASS ........................................................                N/A         1,264,809
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ..............................                N/A   $         47.52
   NET ASSETS - INSTITUTIONAL CLASS ..........................................................   $    134,679,817               N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................................................          6,086,809               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ........................   $          22.13               N/A
   NET ASSETS - INVESTOR CLASS ...............................................................   $    576,684,349   $ 1,988,628,004
   SHARES OUTSTANDING - INVESTOR CLASS .......................................................         26,132,219        41,146,371
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .............................   $          22.07   $         48.33
                                                                                                 ----------------   ---------------
INVESTMENTS AT COST ..........................................................................   $    779,669,877   $ 1,845,535,534
                                                                                                 ================   ===============
SECURITIES ON LOAN, AT MARKET VALUE ..........................................................   $     65,857,454   $   216,592,546
                                                                                                 ================   ===============
PREMIUMS RECEIVED ON WRITTEN OPTIONS .........................................................   $              0   $     2,849,042
                                                                                                 ================   ===============

                                                                                                        SMALL CAP         SMALL/MID
                                                                                                      DISCIPLINED         CAP VALUE
                                                                                                             FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ............................................................   $    245,745,889   $   162,906,714
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .................................................         11,651,427                 0
   INVESTMENTS IN AFFILIATES .................................................................         21,319,310        24,669,475
   INVESTMENTS IN OTHER AFFILIATES ...........................................................                  0         8,412,323
                                                                                                 ----------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........................................        278,716,626       195,988,512
                                                                                                 ----------------   ---------------
   CASH ......................................................................................                  0                 0
   RECEIVABLE FOR FUND SHARES ISSUED .........................................................          5,078,150           358,561
   RECEIVABLE FOR INVESTMENTS SOLD ...........................................................         14,226,531           805,153
   RECEIVABLES FOR DIVIDENDS AND INTEREST ....................................................            124,151           136,832
   RECEIVABLE FOR INTEREST RATE SWAPS/SPREAD LOCKS ...........................................                  0                 0
   PREPAID EXPENSES AND OTHER ASSETS .........................................................                  0                 0
                                                                                                 ----------------   ---------------
TOTAL ASSETS .................................................................................        298,145,458       197,289,058
                                                                                                 ----------------   ---------------

LIABILITIES
   OPTION WRITTEN, AT VALUE ..................................................................                  0         1,474,975
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...................................            162,000                 0
   PAYABLE FOR FUND SHARES REDEEMED ..........................................................             77,882             5,510
   PAYABLE FOR INVESTMENTS PURCHASED .........................................................             63,440         7,423,219
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .....................................            256,777           109,534
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...................................             45,051            35,339
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ....................................................         11,651,427                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES ....................................................             13,449            23,367
                                                                                                 ----------------   ---------------
TOTAL LIABILITIES ............................................................................         12,270,026         9,071,944
                                                                                                 ----------------   ---------------
TOTAL NET ASSETS .............................................................................   $    285,875,432      $188,217,114
                                                                                                 ----------------   ---------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...........................................................................   $    244,578,116      $167,928,632
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ................................................           (847,082)         (283,197)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .....................................         20,137,387         2,256,564
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ................         22,429,334        18,705,264
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .....................................           (422,323)                0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS, AND SHORT SALES ...                  0          (390,149)
                                                                                                 ----------------   ---------------
TOTAL NET ASSETS .............................................................................   $    285,875,432   $   188,217,114
                                                                                                 ----------------   ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS ..........................................................   $      1,823,072   $    73,149,891
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................................................            101,145         4,328,751
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ........................   $          18.02   $         16.90
   NET ASSETS - ADVISOR CLASS ................................................................                N/A               N/A
   SHARES OUTSTANDING - ADVISOR CLASS ........................................................                N/A               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ..............................                N/A               N/A
   NET ASSETS - INSTITUTIONAL CLASS ..........................................................   $     57,738,030               N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................................................          3,197,743               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ........................   $          18.06               N/A
   NET ASSETS - INVESTOR CLASS ...............................................................   $    226,314,330   $   115,067,223
   SHARES OUTSTANDING - INVESTOR CLASS .......................................................         12,608,241         6,839,549
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .............................   $          17.95   $         16.82
                                                                                                 ----------------   ---------------
INVESTMENTS AT COST ..........................................................................   $    256,287,292   $   177,283,320
                                                                                                 ----------------   ---------------
SECURITIES ON LOAN, AT MARKET VALUE ..........................................................   $     11,278,438   $             0
                                                                                                 ----------------   ---------------
PREMIUMS RECEIVED ON WRITTEN OPTIONS .........................................................   $              0   $     1,084,826
                                                                                                 ================   ===============

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                      STATEMENTS OF OPERATIONS--
                             FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                 DISCOVERY           ENTERPRISE
                                                                                                      FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................................  $          408,376   $          519,636
   INTEREST ..........................................................................                 682                    0
   INCOME FROM AFFILIATED SECURITIES .................................................             156,291               65,054
   SECURITIES LENDING INCOME, NET ....................................................              13,724                5,353
                                                                                        ------------------   ------------------
TOTAL INVESTMENT INCOME ..............................................................             579,073              590,043
                                                                                        ------------------   ------------------
EXPENSES
   ADVISORY FEES .....................................................................             868,570              868,708
   ADMINISTRATION FEES
      FUND LEVEL .....................................................................              57,905               57,914
      ADMINISTRATOR CLASS ............................................................               8,045                1,606
      ADVISOR CLASS ..................................................................                 N/A                2,531
      INSTITUTIONAL CLASS ............................................................                 N/A                7,626
      INVESTOR CLASS .................................................................             484,940              467,031
   CUSTODY FEES ......................................................................              23,162               23,166
   SHAREHOLDER SERVICING FEES ........................................................             289,523              265,738
   ACCOUNTING FEES ...................................................................              20,435               26,360
   PROFESSIONAL FEES .................................................................              14,734               15,673
   REGISTRATION FEES .................................................................               6,888                3,629
   SHAREHOLDER REPORTS ...............................................................              15,160               21,671
   TRUSTEES' FEES ....................................................................               3,687                3,687
   OTHER FEES AND EXPENSES ...........................................................               2,806                3,060
                                                                                        ------------------   ------------------
TOTAL EXPENSES .......................................................................           1,795,855            1,768,400
                                                                                        ------------------   ------------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................................            (216,190)             (43,439)
   NET EXPENSES ......................................................................           1,579,665            1,724,961
                                                                                        ------------------   ------------------
NET INVESTMENT INCOME (LOSS) .........................................................          (1,000,592)          (1,134,918)
                                                                                        ------------------   ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...................          12,159,235           20,364,005
   FUTURES TRANSACTIONS ..............................................................                   0                    0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............................                   0                    0
                                                                                        ------------------   ------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................................          12,159,235           20,364,005
                                                                                        ------------------   ------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-------------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...................          27,569,871           22,261,276
   FUTURES TRANSACTIONS ..............................................................                   0                    0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............................                   0                    0
                                                                                        ------------------   ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          27,569,871           22,261,276
                                                                                        ------------------   ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............................          39,729,106           42,625,281
                                                                                        ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................  $       38,728,514   $       41,490,363
                                                                                        ==================   ==================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................................  $            2,278   $            2,468

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                   MID CAP
                                                                                               DISCIPLINED          OPPORTUNITY
                                                                                                      FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................................  $        5,625,973   $       15,973,341
   INTEREST ..........................................................................             201,500               46,648
   INCOME FROM AFFILIATED SECURITIES .................................................             784,795            3,655,514
   SECURITIES LENDING INCOME, NET ....................................................              16,147               60,480
                                                                                        ------------------   ------------------
TOTAL INVESTMENT INCOME ..............................................................           6,628,415           19,735,983
                                                                                        ------------------   ------------------
EXPENSES
   ADVISORY FEES .....................................................................           2,718,644            7,611,496
   ADMINISTRATION FEES
      FUND LEVEL .....................................................................             185,334              556,891
      ADMINISTRATOR CLASS ............................................................              29,230               79,397
      ADVISOR CLASS ..................................................................                 N/A              138,149
      INSTITUTIONAL CLASS ............................................................              50,291                  N/A
      INVESTOR CLASS .................................................................           1,253,581            4,432,704
   CUSTODY FEES ......................................................................              74,134              222,756
   SHAREHOLDER SERVICING FEES ........................................................             769,509            2,784,453
   ACCOUNTING FEES ...................................................................              38,752               76,500
   PROFESSIONAL FEES .................................................................              18,273               24,740
   REGISTRATION FEES .................................................................              13,760               40,591
   SHAREHOLDER REPORTS ...............................................................              34,075               14,567
   TRUSTEES' FEES ....................................................................               3,687                3,687
   OTHER FEES AND EXPENSES ...........................................................               6,156               15,735
                                                                                        ------------------   ------------------
TOTAL EXPENSES .......................................................................           5,195,426           16,001,666
                                                                                        ------------------   ------------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................................            (644,767)          (1,242,541)
   NET EXPENSES ......................................................................           4,550,659           14,759,125
                                                                                        ------------------   ------------------
NET INVESTMENT INCOME (LOSS) .........................................................           2,077,756            4,976,858
                                                                                        ------------------   ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...................          50,542,296          183,536,994
   FUTURES TRANSACTIONS ..............................................................             844,158                    0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............................           2,930,998              587,394
                                                                                        ------------------   ------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................................          54,317,452          184,124,388
                                                                                        ------------------   ------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-------------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...................          20,304,456           87,747,590
   FUTURES TRANSACTIONS ..............................................................                   0                    0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............................                   0            3,534,357
                                                                                        ------------------   ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          20,304,456           91,281,947
                                                                                        ------------------   ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............................          74,621,908          275,406,335
                                                                                        ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................  $       76,699,664   $      280,383,193
                                                                                        ==================   ==================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................................  $            9,207   $           55,020

                                                                                                 SMALL CAP            SMALL/MID
                                                                                               DISCIPLINED            CAP VALUE
                                                                                                      FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS .........................................................................  $          653,916   $          338,463
   INTEREST ..........................................................................              22,372                    0
   INCOME FROM AFFILIATED SECURITIES .................................................             183,456              215,169
   SECURITIES LENDING INCOME, NET ....................................................              42,769                    0
                                                                                        ------------------   ------------------
TOTAL INVESTMENT INCOME ..............................................................             902,513              553,632
                                                                                        ------------------   ------------------
EXPENSES
   ADVISORY FEES .....................................................................           1,055,145              509,412
   ADMINISTRATION FEES
      FUND LEVEL .....................................................................              58,619               28,301
      ADMINISTRATOR CLASS ............................................................                 765               19,978
      ADVISOR CLASS ..................................................................                 N/A                  N/A
      INSTITUTIONAL CLASS ............................................................              17,652                  N/A
      INVESTOR CLASS .................................................................             424,838              164,806
   CUSTODY FEES ......................................................................              23,448               11,320
   SHAREHOLDER SERVICING FEES ........................................................             237,934              141,503
   ACCOUNTING FEES ...................................................................              22,627               15,772
   PROFESSIONAL FEES .................................................................              16,392               10,763
   REGISTRATION FEES .................................................................               4,354               33,311
   SHAREHOLDER REPORTS ...............................................................              21,332               12,583
   TRUSTEES' FEES ....................................................................               3,687                3,687
   OTHER FEES AND EXPENSES ...........................................................               2,745                1,741
                                                                                        ------------------   ------------------
TOTAL EXPENSES .......................................................................           1,889,538              953,177
                                                                                        ------------------   ------------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................................            (139,943)            (137,315)
   NET EXPENSES ......................................................................           1,749,595              815,862
                                                                                        ------------------   ------------------
NET INVESTMENT INCOME (LOSS) .........................................................            (847,082)            (262,230)
                                                                                        ------------------   ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...................          20,455,546            3,934,465
   FUTURES TRANSACTIONS ..............................................................            (318,089)                   0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............................                   0           (1,078,375)
                                                                                        ------------------   ------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................................          20,137,457            2,856,090
                                                                                        ------------------   ------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-------------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...................          19,541,715           16,048,655
   FUTURES TRANSACTIONS ..............................................................            (422,323)                   0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..............................                   0             (485,643)
                                                                                        ------------------   ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          19,119,392           15,563,012
                                                                                        ------------------   ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............................          39,256,849           18,419,102
                                                                                        ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................  $       38,409,767   $       18,156,872
                                                                                        ==================   ==================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................................  $              763   $           28,988

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                DISCOVERY FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED             FOR THE             FOR THE
                                                                             APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................  $    204,356,236   $     191,180,972   $     166,793,260

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................        (1,000,592)         (1,596,158)         (1,907,900)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................        12,159,235          15,988,968          18,988,695
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        27,569,871         (10,362,756)          7,877,318
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........        38,728,514           4,030,054          24,958,113
                                                                           ----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ...............................................                 0                   0                   0
      INSTITUTIONAL CLASS ...............................................               N/A                 N/A                 N/A
      INVESTOR CLASS ....................................................                 0                   0                   0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      ADMINISTRATOR CLASS ...............................................          (392,483)                  0                   0
      ADVISOR CLASS .....................................................               N/A                 N/A                 N/A
      INSTITUTIONAL CLASS ...............................................               N/A                 N/A                 N/A
      INVESTOR CLASS ....................................................       (14,524,007)         (8,542,961)        (10,141,139)
                                                                           ----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................       (14,916,490)         (8,542,961)        (10,141,139)
                                                                           ----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............        70,012,060           4,956,604                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........           295,229                   0                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............       (25,376,787)            (36,816)                N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ...................................        44,930,502           4,919,788                 N/A
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ............................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ........................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ..............................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS .........................................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ...................................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...........................        38,029,577          42,993,217          56,324,478
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .......................        14,134,772           8,341,865           9,873,900
   COST OF SHARES REDEEMED - INVESTOR CLASS .............................       (43,152,228)        (38,566,699)        (56,627,640)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ........................................         9,012,121          12,768,383           9,570,738
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL .................................................        53,942,623          17,688,171           9,570,738
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................        77,754,647          13,175,264          24,387,712
                                                                           ----------------   -----------------   -----------------
ENDING NET ASSETS .......................................................  $    282,110,883   $     204,356,236   $     191,180,972
                                                                           ================   =================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................         3,170,842             243,129                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) ..........................................................            14,235                   0                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................        (1,156,934)             (1,704)                N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....         2,028,143             241,425                 N/A
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - ADVISOR CLASS ..........................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......               N/A                 N/A                 N/A
   SHARES REDEEMED - ADVISOR CLASS ......................................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...........               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) ..........................................................               N/A                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - INVESTOR CLASS .........................................         1,773,372           2,152,806           2,749,369
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......           683,503             435,379             486,928
   SHARES REDEEMED - INVESTOR CLASS .....................................        (1,997,258)         (1,905,265)         (2,809,343)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........           459,617             682,920             426,954
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...................................................         2,487,760             924,345             426,954
                                                                           ================   =================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............  $     (1,000,592)  $               0   $               0
                                                                           ================   =================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                ENTERPRISE FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED             FOR THE             FOR THE
                                                                             APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................  $    216,577,274   $     281,365,889   $     287,228,307
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................        (1,134,918)         (2,424,532)         (4,035,287)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................        20,364,005          36,926,343          38,766,267
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        22,261,276         (30,247,627)          3,909,386
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........        41,490,363           4,254,184          38,640,366
                                                                           ----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ...............................................                 0                   0                   0
      INSTITUTIONAL CLASS ...............................................                 0                   0                   0
      INVESTOR CLASS ....................................................                 0                   0                   0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      ADMINISTRATOR CLASS ...............................................                 0                   0                   0
      ADVISOR CLASS .....................................................                 0                   0                   0
      INSTITUTIONAL CLASS ...............................................                 0                   0                   0
      INVESTOR CLASS ....................................................                 0                   0                   0
                                                                           ----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................                 0                   0                   0
                                                                           ----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............         1,084,948          32,468,792           5,305,094
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........                 0                   0                   0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............        (1,864,967)        (40,621,993)        (29,866,227)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ...................................          (780,019)         (8,153,201)        (24,561,133)
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ............................           528,502             428,092             313,237
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ........................                 0                   0                   0
   COST OF SHARES REDEEMED - ADVISOR CLASS ..............................          (194,652)           (532,103)           (673,372)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS .........................................           333,850            (104,011)           (360,135)
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............         7,262,572           9,708,259           5,292,766
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........                 0                   0                   0
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............        (1,172,981)         (1,577,241)         (1,119,418)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ...................................         6,089,591           8,131,018           4,173,348
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...........................         9,590,277          15,069,241          58,477,939
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .......................                 0                   0                   0
   COST OF SHARES REDEEMED - INVESTOR CLASS .............................       (24,873,873)        (83,985,846)        (82,232,803)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ........................................       (15,283,596)        (68,916,605)        (23,754,864)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL .................................................        (9,640,174)        (69,042,799)        (44,502,784)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................        31,850,189         (64,788,615)         (5,862,418)
                                                                           ----------------   -----------------   -----------------
ENDING NET ASSETS .......................................................  $    248,427,463   $     216,577,274   $     281,365,889
                                                                           ================   =================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................            38,165           1,208,821             231,322
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) ..........................................................                 0                   0                   0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................           (65,189)         (1,574,848)         (1,294,725)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....           (27,024)           (366,027)         (1,063,403)
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - ADVISOR CLASS ..........................................            18,942              16,959              13,653
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......                 0                   0                   0
   SHARES REDEEMED - ADVISOR CLASS ......................................            (6,769)            (22,107)            (30,106)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...........            12,173              (5,148)            (16,453)
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................           243,410             389,783             234,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
     (NOTE 1) ...........................................................                 0                   0                   0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................           (40,495)            (63,330)            (49,394)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....           202,915             326,453             185,004
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - INVESTOR CLASS .........................................           336,003             619,795           2,647,620
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......                 0                   0                   0
   SHARES REDEEMED - INVESTOR CLASS .....................................          (884,600)         (3,337,873)         (3,660,631)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........          (548,597)         (2,718,078)         (1,013,011)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...................................................          (360,533)         (2,762,800)         (1,907,863)
                                                                           ================   =================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............  $     (1,134,918)  $               0   $               0
                                                                           ================   =================   =================

                                                                                           MID CAP DISCIPLINED FUND
                                                                           --------------------------------------------------------
                                                                                    FOR THE
                                                                           SIX MONTHS ENDED             FOR THE             FOR THE
                                                                             APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................  $    707,111,813   $     676,333,048   $     314,763,531
OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................         2,077,756             254,371           1,854,020
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................        54,317,452         106,295,906          23,007,589
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..        20,304,456         (82,367,919)         76,539,894
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........        76,699,664          24,182,358         101,401,503
                                                                           ----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ...............................................           (64,616)                  0                   0
      INSTITUTIONAL CLASS ...............................................          (282,243)                  0                   0
      INVESTOR CLASS ....................................................                 0            (52,169)          (1,458,467)
   NET REALIZED GAIN ON SALE OF INVESTMENTS
      ADMINISTRATOR CLASS ...............................................        (7,807,445)                  0                   0
      ADVISOR CLASS .....................................................               N/A                 N/A                 N/A
      INSTITUTIONAL CLASS ...............................................       (17,355,823)                  0                   0
      INVESTOR CLASS ....................................................       (79,076,138)         (5,372,165)        (41,300,232)
                                                                           ----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................      (104,586,265)         (5,424,334)        (42,758,699)
                                                                           ----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............        36,133,252          62,608,627                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........         7,866,615                   0                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............       (12,746,291)         (8,827,377)                N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ...................................        31,253,576          53,781,250                 N/A
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ............................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ........................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ..............................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS .........................................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............         6,758,104         120,078,609                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........        17,448,977                   0                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............        (1,950,612)         (1,857,416)                N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ...................................        22,256,469         118,221,193                 N/A
                                                                           ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ...........................       136,313,521         196,561,974         639,726,544
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .......................        75,869,950           5,217,857          41,489,150
   COST OF SHARES REDEEMED - INVESTOR CLASS .............................      (149,517,094)       (361,761,533)       (378,288,981)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ........................................        62,666,377        (159,981,702)        302,926,713
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL .................................................       116,176,422          12,020,741         302,926,713
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................        88,289,821          30,778,765         361,569,517
                                                                           ----------------   -----------------   -----------------
ENDING NET ASSETS .......................................................  $    795,401,634   $     707,111,813   $     676,333,048
                                                                           ================   =================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................         1,668,558           2,719,605                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) ..........................................................           381,522                   0                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................          (581,956)           (382,181)                N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....         1,468,124           2,337,424                 N/A
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - ADVISOR CLASS ..........................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .......               N/A                 N/A                 N/A
   SHARES REDEEMED - ADVISOR CLASS ......................................               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ...........               N/A                 N/A                 N/A
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................           313,184           5,102,108                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
     (NOTE 1) ...........................................................           844,670                   0                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .......................           (90,328)            (82,825)                N/A
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....         1,067,526           5,019,283                 N/A
                                                                           ----------------   -----------------   -----------------
   SHARES SOLD - INVESTOR CLASS .........................................         6,286,377           8,844,393          30,446,159
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ......         3,684,793             239,791           1,994,256
   SHARES REDEEMED - INVESTOR CLASS .....................................        (6,911,824)        (16,285,614)        (17,803,172)
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........         3,059,346          (7,201,430)         14,637,243
                                                                           ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...................................................         5,594,996             155,277          14,637,243
                                                                           ================   =================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............  $      1,953,446   $         222,549   $          52,056
                                                                           ================   =================   =================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            OPPORTUNITY FUND
                                                                        --------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE             FOR THE
                                                                          APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                             (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................  $  2,189,698,227   $   2,528,271,914   $   2,850,097,048

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................         4,976,858          (8,930,911)        (14,583,343)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................       184,124,388         241,835,742         428,808,957
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .....................................................        91,281,947        (189,292,389)          2,877,097
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......       280,383,193          43,612,442         417,102,711
                                                                        ----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     ADMINISTRATOR CLASS .............................................                 0                   0                   0
     INSTITUTIONAL CLASS .............................................               N/A                 N/A                 N/A
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     ADMINISTRATOR CLASS .............................................       (15,408,235)                  0                   0
     ADVISOR CLASS ...................................................       (12,540,329)                  0                   0
     INSTITUTIONAL CLASS .............................................               N/A                 N/A                 N/A
     INVESTOR CLASS ..................................................      (197,242,726)                  0                   0
                                                                        ----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................      (225,191,290)                  0                   0
                                                                        ----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........        75,891,667         164,840,527           1,580,103
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......        15,396,737                   0                   0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............       (47,269,099)        (30,574,278)           (561,170)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..........................        44,019,305         134,266,249           1,018,933
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................        10,402,257          21,629,223          24,631,677
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................        12,483,057                   0                   0
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................       (83,092,347)        (41,249,508)        (49,440,738)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ................................       (60,207,033)        (19,620,285)        (24,809,061)
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..........................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        84,070,583         118,176,453         256,753,792
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................       191,288,325                   0                   0
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................      (276,195,401)       (615,008,546)       (971,891,509)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS ...............................          (836,493)       (496,832,093)       (715,137,717)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - TOTAL ........................................       (17,024,221)       (382,186,129)       (738,927,845)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................        38,167,682        (338,573,687)       (321,825,134)
                                                                        ================   =================   =================
ENDING NET ASSETS ....................................................  $  2,227,865,909   $   2,189,698,227   $   2,528,271,914
                                                                        ================   =================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................         1,541,840           3,359,994              37,908
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................           337,056                   0                   0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................          (959,218)           (634,772)            (12,904)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS .............................................................           919,678           2,725,222              25,004
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - ADVISOR CLASS .......................................           224,518             477,644             594,636
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....           280,140                   0                   0
   SHARES REDEEMED - ADVISOR CLASS ...................................        (1,816,505)           (907,846)         (1,196,366)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........        (1,311,847)           (430,202)           (601,730)
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ..................................................               N/A                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS .............................................................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - INVESTOR CLASS ......................................         1,787,421           2,570,750           6,141,602
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...         4,219,906                   0                   0
   SHARES REDEEMED - INVESTOR CLASS ..................................        (5,852,946)        (13,070,962)        (23,338,250)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......           154,381         (10,500,212)        (17,196,648)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................          (237,788)         (8,205,192)        (17,773,374)
                                                                        ================   =================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........  $      4,428,188   $        (548,670)  $               0
                                                                        ================   =================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                      SMALL CAP DISCIPLINED FUND
                                                                        --------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE             FOR THE
                                                                          APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                             (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................  $    175,316,140   $     135,287,080   $      39,549,267

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................          (847,082)           (743,453)           (459,654)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................        20,137,457          10,983,091           7,214,544
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .....................................................        19,119,392         (13,957,929)         11,553,280
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......        38,409,767          (3,718,291)         18,308,170
                                                                        ----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     ADMINISTRATOR CLASS .............................................                 0                   0                   0
     INSTITUTIONAL CLASS .............................................                 0                   0                   0
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     ADMINISTRATOR CLASS .............................................           (65,291)                  0                   0
     ADVISOR CLASS ...................................................               N/A                 N/A                 N/A
     INSTITUTIONAL CLASS .............................................        (1,636,462)                  0                   0
     INVESTOR CLASS ..................................................        (8,526,111)         (1,938,459)         (5,610,060)
                                                                        ----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................       (10,227,864)         (1,938,459)         (5,610,060)
                                                                        ----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........         1,054,394           1,187,153                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......            61,886                   0                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............          (621,108)             (6,839)                N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..........................           495,172           1,180,314                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ................................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........        96,317,354           2,132,526                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......         1,636,230                   0                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............       (48,693,615)             (3,005)                N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..........................        49,259,969           2,129,521                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        65,797,651         117,038,408         149,171,231
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................         8,230,891           1,884,620           5,471,977
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................       (41,406,294)        (76,547,053)        (71,603,505)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS ...............................        32,622,248          42,375,975          83,039,703
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - TOTAL ........................................        82,377,389          45,685,810          83,039,703
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................       110,559,292          40,029,060          95,737,813
                                                                        ================   =================   =================
ENDING NET ASSETS ....................................................  $    285,875,432   $     175,316,140   $     135,287,080
                                                                        ================   =================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................            64,015              71,415                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................             3,868                   0                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................           (37,730)               (423)                N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS .............................................................            30,153              70,992                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - ADVISOR CLASS .......................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....               N/A                 N/A                 N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................         5,923,883             134,567                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ..................................................           102,201                   0                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................        (2,962,726)               (182)                N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS .............................................................         3,063,358             134,385                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - INVESTOR CLASS ......................................         3,850,559           7,246,946           9,610,777
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...           515,718             114,916             344,921
   SHARES REDEEMED - INVESTOR CLASS ..................................        (2,481,215)         (4,738,743)         (4,699,304)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......         1,885,062           2,623,119           5,256,394
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................         4,978,573           2,828,496           5,256,394
                                                                        ================   =================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........  $       (847,082)  $               0   $               0
                                                                        ================   =================   =================

                                                                                      SMALL/MID CAP VALUE FUND
                                                                        --------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE             FOR THE
                                                                          APRIL 30, 2006        PERIOD ENDED          YEAR ENDED
                                                                             (UNAUDITED)    OCTOBER 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................  $     69,138,909   $      17,677,763   $       8,725,077

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................          (262,230)           (207,973)           (166,803)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................         2,856,090           1,673,937           1,185,390
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .....................................................        15,563,012            (399,452)          1,412,425
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......        18,156,872           1,066,512           2,431,012
                                                                        ----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     ADMINISTRATOR CLASS .............................................                 0                   0                   0
     INSTITUTIONAL CLASS .............................................               N/A                 N/A                 N/A
   NET REALIZED GAIN ON SALE OF INVESTMENTS
     ADMINISTRATOR CLASS .............................................          (712,591)                  0                   0
     ADVISOR CLASS ...................................................               N/A                 N/A                 N/A
     INSTITUTIONAL CLASS .............................................               N/A                 N/A                 N/A
     INVESTOR CLASS ..................................................        (1,083,767)           (556,276)           (575,996)
                                                                        ----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................        (1,796,358)           (556,276)           (575,996)
                                                                        ----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........        39,477,524          32,581,094                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......           708,247                   0                 N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ............        (4,684,156)           (155,932)                N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ..........................        35,501,615          32,425,162                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS .........................               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .....................               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ...........................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADVISOR CLASS ................................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........               N/A                 N/A                 N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......               N/A                 N/A                 N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ............               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ..........................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................        74,977,398          24,496,560          14,750,414
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................         1,036,187             512,694             520,046
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................        (8,797,509)         (6,483,506)         (8,172,790)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INVESTOR CLASS ...............................        67,216,076          18,525,748           7,097,670
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - TOTAL ........................................       102,717,691          50,950,910           7,097,670
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................       119,078,205          51,461,146           8,952,686
                                                                        ================   =================   =================
ENDING NET ASSETS ....................................................  $    188,217,114   $      69,138,909   $      17,677,763
                                                                        ================   =================   =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................         2,408,553           2,167,538                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
     ADMINISTRATOR CLASS (NOTE 1) ....................................            46,811                   0                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................          (283,761)            (10,390)                N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR
   CLASS .............................................................         2,171,603           2,157,148                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - ADVISOR CLASS .......................................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ....               N/A                 N/A                 N/A
   SHARES REDEEMED - ADVISOR CLASS ...................................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ........               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................               N/A                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ..................................................               N/A                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL
   CLASS .............................................................               N/A                 N/A                 N/A
                                                                        ----------------   -----------------   -----------------
   SHARES SOLD - INVESTOR CLASS ......................................         4,758,692           1,720,617           1,163,624
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...            68,667              38,289              39,517
   SHARES REDEEMED - INVESTOR CLASS ..................................          (554,085)           (470,475)           (651,576)
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......         4,273,274           1,288,431             551,565
                                                                        ----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................         6,444,877           3,445,579             551,565
                                                                        ================   =================   =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........  $       (283,197)  $         (20,967)  $              0
                                                                        ================   =================   =================

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                  NET REALIZED
                                                                  BEGINNING          NET                   AND   DISTRIBUTIONS
                                                                  NET ASSET   INVESTMENT            UNREALIZED        FROM NET
                                                                  VALUE PER       INCOME        GAIN (LOSS) ON      INVESTMENT
                                                                      SHARE       (LOSS)           INVESTMENTS          INCOME
----------------------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   20.89        (0.07)                 3.73            0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..........................  $   19.17        (0.05)                 1.77            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   20.84        (0.09)                 3.72            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ............................  $   21.53        (0.17)                 0.45            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................  $   19.73        (0.21)                 3.22            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................  $   14.42        (0.12)                 5.64           (0.00)(5)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................  $   16.84        (0.06)                (1.91)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........................  $   16.39        (0.08)                 0.76            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........................  $   18.64         0.06                  0.51           (0.04)

ENTERPRISE FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINSTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   25.95        (0.70)                 5.87            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ............................  $   25.36        (0.14)(6)              0.73            0.00
January 1, 2004 to December 31, 2004 ...........................  $   21.98        (0.19)(6)              3.57            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................  $   15.94        (0.10)                 6.14            0.00
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 ........................  $   16.32        (0.04)(6)             (0.34)           0.00

ADVISOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   25.57        (0.61)                 5.66            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ............................  $   25.04        (0.21)(6)              0.74            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................  $   21.79        (0.27)(6)              3.52            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................  $   15.86        (0.23)                 6.16            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................  $   22.04        (0.24)(6)             (5.94)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........................  $   28.31        (0.21)                (6.06)           0.00
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ......................  $   51.32        (0.03)               (22.43)           0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   25.95        (0.58)                 5.78            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ............................  $   25.30        (0.10)(6)              0.75            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................  $   21.87        (0.11)(6)              3.54            0.00
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ..........................  $   18.34        (0.06)                 3.59            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   25.43        (0.09)                 5.10            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ............................  $   24.95        (0.25)(6)              0.73            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................  $   21.78        (0.34)(6)              3.51            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................  $   15.90        (0.30)                 6.18            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................  $   22.14        (0.28)(6)             (5.96)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........................  $   28.37        (0.31)                (5.92)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........................  $   41.24        (0.28)               (12.04)           0.00

MID CAP DISCIPLINED FUND
----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   23.25         0.07                  2.20           (0.02)
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..........................  $   21.84         0.05(6)               1.36            0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   23.28         0.10                  2.22           (0.05)
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..........................  $   21.84         0.07(6)               1.37            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .................  $   23.23         0.05                  2.21            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 ............................  $   22.34         0.00(5)(6)            1.07            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...........................  $   20.13         0.06                  4.00           (0.05)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...........................  $   14.85         0.02                  5.99           (0.02)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...........................  $   17.42         0.01                 (2.06)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...........................  $   15.50        (0.02)                 1.94            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...........................  $   13.52        (0.00)(5)              3.00           (0.06)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                    DISTRIBUTIONS         ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                         FROM NET      NET ASSET   -----------------------------------------------
                                                         REALIZED      VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                            GAINS          SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...          (1.53)     $   23.02            (0.67)%     1.28%     (0.13)%     1.15%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ............           0.00      $   20.89            (0.76)%     1.24%     (0.11)%     1.13%

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...          (1.53)     $   22.94            (0.88)%     1.57%     (0.19)%     1.38%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..............          (0.97)     $   20.84            (1.00)%     1.55%     (0.16)%     1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .............          (1.21)     $   21.53            (1.11)%     1.44%     (0.04)%     1.40%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .............          (0.21)     $   19.73            (0.67)%     1.47%     (0.04)%     1.43%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .............          (0.45)     $   14.42            (0.38)%     1.50%     (0.04)%     1.46%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .............          (0.23)     $   16.84            (0.46)%     1.49%     (0.01)%     1.48%
JANUARY 1, 2000 TO DECEMBER 31, 2000 .............          (2.78)     $   16.39             0.34%      1.46%      0.00%      1.46%

ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINSTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...           0.00      $   31.12            (0.62)%     1.23%     (0.08)%     1.15%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..............           0.00      $   25.95            (0.64)%     1.23%     (0.08)%     1.15%
January 1, 2004 to December 31, 2004 .............           0.00      $   25.36            (0.83)%     1.34%     (0.20)%     1.14%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .............           0.00      $   21.98            (0.82)%     1.30%     (0.14)%     1.16%
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 ..........           0.00      $   15.94            (0.63)%     1.32%     (0.18)%     1.14%

ADVISOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...           0.00      $   30.62            (0.88)%     1.42%     (0.04)%     1.38%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..............           0.00      $   25.57            (1.02)%     1.49%     (0.04)%     1.45%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .............           0.00      $   25.04            (1.22)%     1.60%     (0.05)%     1.55%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .............           0.00      $   21.79            (1.14)%     1.53%     (0.03)%     1.50%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .............           0.00      $   15.86            (1.33)%     1.82%     (0.02)%     1.80%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .............           0.00      $   22.04            (1.60)%     2.09%     (0.01)%     2.08%
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ........          (0.55)     $   28.31            (1.19)%     2.00%     (0.09)%     1.91%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...           0.00      $   31.15            (0.40)%     0.97%     (0.07)%     0.90%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..............           0.00      $   25.95            (0.47)%     0.97%     (0.09)%     0.88%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .............           0.00      $   25.30            (0.47)%     0.88%     (0.05)%     0.83%
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ............           0.00      $   21.87            (0.67)%     1.18%     (0.21)%     0.97%

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...           0.00      $   30.44            (1.04)%     1.58%     (0.03)%     1.55%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..............           0.00      $   25.43            (1.23)%     1.69%     (0.04)%     1.65%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .............           0.00      $   24.95            (1.51)%     1.89%     (0.04)%     1.85%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .............           0.00      $   21.78            (1.44)%     1.96%     (0.16)%     1.80%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .............           0.00      $   15.90            (1.51)%     2.02%     (0.06)%     1.96%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .............           0.00      $   22.14            (1.22)%     1.76%      0.00%      1.76%
JANUARY 1, 2000 TO DECEMBER 31, 2000 .............          (0.55)     $   28.37            (0.67)%     1.37%      0.00%      1.37%

MID CAP DISCIPLINED FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...          (3.42)     $   22.08             0.67%      1.20%     (0.05)%     1.15%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ............           0.00      $   23.25             0.36%      1.20%     (0.06)%     1.14%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...          (3.42)     $   22.13             0.89%      0.91%     (0.02)%     0.89%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ............           0.00      $   23.28             0.53%      0.92%     (0.04)%     0.88%

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ...          (3.42)     $   22.07             0.47%      1.53%     (0.22)%     1.31%
JANUARY 1, 2005 TO OCTOBER 31, 2005 ..............          (0.18)     $   23.23             0.02%      1.51%     (0.17)%     1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .............          (1.80)     $   22.34             0.36%      1.35%     (0.05)%     1.30%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .............          (0.71)     $   20.13             0.13%      1.49%     (0.04)%     1.45%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .............          (0.52)     $   14.85             0.09%      1.48%     (0.01)%     1.47%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .............          (0.00)(5)  $   17.42            (0.22)%     1.53%     (0.01)%     1.52%
JANUARY 1, 2000 TO DECEMBER 31, 2000 .............          (0.96)     $   15.50            (0.09)%     1.86%      0.00%      1.86%

                                                                        PORTFOLIO     NET ASSETS AT
                                                                TOTAL    TURNOVER     END OF PERIOD
                                                            RETURN(2)     RATE(3)   (000'S OMITTED)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
DISCOVERY FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       18.31%         62%  $        52,248
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...................        8.97%        110%  $         5,043

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       18.20%         62%  $       229,863
JANUARY 1, 2005 TO OCTOBER 31, 2005 .....................        1.68%        110%  $       199,313
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................       15.69%        171%  $       191,181
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       38.34%        302%  $       166,793
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (12.12)%       420%  $       133,361
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................        4.17%        502%  $       158,266
JANUARY 1, 2000 TO DECEMBER 31, 2000 ....................        3.97%        482%  $       165,409

ENTERPRISE FUND
---------------------------------------------------------------------------------------------------

ADMINSTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       20.00%         67%  $         3,105
JANUARY 1, 2005 TO OCTOBER 31, 2005 .....................        2.33%        116%  $         3,290
January 1, 2004 to December 31, 2004 ....................       15.38%        184%  $        12,499
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       37.89%        261%  $        34,204
AUGUST 30, 2002(4) TO DECEMBER 31, 2002 .................       (2.33)%       377%  $         3,930

ADVISOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       19.83%         67%  $         2,085
JANUARY 1, 2005 TO OCTOBER 31, 2005 .....................        2.12%        116%  $         1,430
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................       14.92%        184%  $         1,529
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       37.39%        261%  $         1,690
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (28.04)%       377%  $         1,244
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................      (22.15)%       630%  $         1,328
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ...............      (43.68)%       474%  $           225

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       20.12%         67%  $        25,268
JANUARY 1, 2005 TO OCTOBER 31, 2005 .....................        2.57%        116%  $        15,780
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................       15.68%        184%  $         7,126
JUNE 30, 2003(4) TO DECEMBER 31, 2003 ...................       19.25%        261%  $         2,114

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       19.74%         67%  $       217,970
JANUARY 1, 2005 TO OCTOBER 31, 2005 .....................        1.92%        116%  $       196,077
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................       14.55%        184%  $       260,212
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       36.98%        261%  $       249,221
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (28.18)%       377%  $       224,182
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................      (21.96)%       630%  $       372,075
JANUARY 1, 2000 TO DECEMBER 31, 2000 ....................      (29.77)%       474%  $       574,764

MID CAP DISCIPLINED FUND
---------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       10.84%         52%  $        84,037
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...................        6.46%         94%  $        54,344

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       11.04%         52%  $       134,680
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...................        6.59%         94%  $       116,867

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ..........       10.78%         52%  $       576,684
JANUARY 1, 2005 TO OCTOBER 31, 2005 .....................        4.83%         94%  $       535,900
JANUARY 1, 2004 TO DECEMBER 31, 2004 ....................       21.18%         62%  $       676,333
JANUARY 1, 2003 TO DECEMBER 31, 2003 ....................       40.66%        252%  $       314,764
JANUARY 1, 2002 TO DECEMBER 31, 2002 ....................      (11.78)%       431%  $       155,411
JANUARY 1, 2001 TO DECEMBER 31, 2001 ....................       12.41%        648%  $        92,412
JANUARY 1, 2000 TO DECEMBER 31, 2000 ....................       22.80%        301%  $        18,494

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      NET REALIZED
                                                                        BEGINNING          NET                 AND   DISTRIBUTIONS
                                                                        NET ASSET   INVESTMENT          UNREALIZED        FROM NET
                                                                        VALUE PER       INCOME      GAIN (LOSS) ON      INVESTMENT
                                                                            SHARE       (LOSS)         INVESTMENTS          INCOME
-----------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   47.61         0.17                5.91            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................................   $   46.65        (0.05)(6)            1.01            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................   $   39.58        (0.14)               7.21            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................   $   28.73        (0.06)(6)           10.91            0.00
AUGUST 30(4), 2002 TO DECEMBER 31, 2002 .............................   $   29.48         0.02               (0.77)           0.00

ADVISOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   46.57         0.14                5.74            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................................   $   45.71        (0.12)(6)            0.98            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................   $   38.94        (0.34)               7.11            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................   $   28.37        (0.19)(6)           10.76            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................   $   38.92        (0.11)             (10.44)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................................   $   42.10        (0.06)(6)           (2.08)          (0.09)
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ...........................   $   43.16         0.03                4.83           (0.28)

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   47.29         0.10                5.87            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................................   $   46.40        (0.10)(6)            0.99            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................   $   39.45        (0.26)               7.21            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................   $   28.70        (0.14)(6)           10.89            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................................   $   39.29        (0.08)             (10.51)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................................   $   42.35         0.07               (2.11)          (0.07)
JANUARY 1, 2000 TO DECEMBER 31, 2000 ................................   $   44.69         0.17                3.30           (0.17)

SMALL CAP DISCIPLINED FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   16.07        (0.04)               2.77            0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...............................   $   15.99        (0.01)               0.09            0.00

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   16.09        (0.02)               2.77            0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...............................   $   15.99         0.00                0.10            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   16.04        (0.07)               2.76            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................................   $   16.70        (0.07)              (0.38)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................   $   13.91        (0.06)               3.75            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................   $    9.12        (0.05)               5.71            0.00
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ..............................   $   10.00        (0.05)              (0.83)           0.00

SMALL/MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   14.65        (0.03)               2.60            0.00
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...............................   $   13.22         0.00                1.43            0.00

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......................   $   14.62         0.00                2.52            0.00
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................................   $   13.83        (0.08)               1.22            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................................   $   12.01        (0.13)               2.43            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................................   $    7.58        (0.03)               4.46            0.00
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ..............................   $   10.00        (0.04)              (2.38)           0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS         WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                       DISTRIBUTIONS     ENDING    RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                            FROM NET  NET ASSET  ------------------------------------------------
                                                            REALIZED  VALUE PER  NET INVESTMENT     GROSS  EXPENSES          NET
                                                               GAINS      SHARE   INCOME (LOSS)  EXPENSES    WAIVED     EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (4.93) $   48.76            0.73%     1.12%    (0.08)%       1.04%
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................           0.00  $   47.61           (0.14)%    1.13%    (0.10)%       1.03%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................           0.00  $   46.65           (0.35)%    1.27%    (0.12)%       1.15%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00  $   39.58           (0.20)%    1.55%    (0.36)%       1.19%
AUGUST 30(4), 2002 TO DECEMBER 31, 2002 .............           0.00  $   28.73            0.21%     1.22%    (0.06)%       1.16%

ADVISOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (4.93) $   47.52            0.61%     1.30%    (0.01)%       1.29%
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................           0.00  $   46.57           (0.49)%    1.42%    (0.02)%       1.40%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................           0.00  $   45.71           (0.76)%    1.60%    (0.04)%       1.56%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00  $   38.94           (0.58)%    1.56%    (0.01)%       1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................           0.00  $   28.37           (0.38)%    1.58%    (0.01)%       1.57%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................          (0.95) $   38.92           (0.28)%    1.66%     0.00%        1.66%
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ...........          (5.64) $   42.10            0.10%     1.58%     0.00%        1.58%

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (4.93) $   48.33            0.42%     1.47%    (0.12)%       1.35%
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................           0.00  $   47.29           (0.46)%    1.46%    (0.10)%       1.36%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................           0.00  $   46.40           (0.55)%    1.39%    (0.04)%       1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00  $   39.45           (0.43)%    1.42%    (0.02)%       1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................           0.00  $   28.70           (0.23)%    1.41%    (0.01)%       1.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................          (0.95) $   39.29            0.19%     1.29%     0.00%        1.29%
JANUARY 1, 2000 TO DECEMBER 31, 2000 ................          (5.64) $   42.35            0.47%     1.20%     0.00%        1.20%

SMALL CAP DISCIPLINED FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (0.78) $   18.02           (0.43)%    1.38%    (0.18)%       1.20%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...............           0.00  $   16.07           (0.30)%    1.45%    (0.21)%       1.24%

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (0.78) $   18.06           (0.24)%    1.12%    (0.12)%       1.00%
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...............           0.00  $   16.09            0.08%     1.10%    (0.52)%       0.58%

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (0.78) $   17.95           (0.84)%    1.73%    (0.12)%       1.61%
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................          (0.21) $   16.04           (0.57)%    1.73%    (0.11)%       1.62%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................          (0.90) $   16.70           (0.55)%    1.65%    (0.06)%       1.59%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................          (0.87) $   13.91           (0.89)%    1.89%    (0.18)%       1.71%
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ..............           0.00  $    9.12           (0.98)%    2.55%    (0.60)%       1.95%

SMALL/MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (0.32) $   16.90           (0.19)%    1.47%    (0.29)%       1.18%(7)
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ...............           0.00  $   14.65           (0.18)%    1.48%    (0.24)%       1.24%

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) ......          (0.32) $   16.82           (0.61)%    1.80%    (0.21)%       1.59%(8)
JANUARY 1, 2005 TO OCTOBER 31, 2005 .................          (0.35) $   14.62           (1.01)%    1.95%    (0.25)%       1.70%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................          (0.48) $   13.83           (1.30)%    2.06%    (0.30)%       1.76%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00  $   12.01           (0.55)%    2.86%    (1.06)%       1.80%
MARCH 28, 2002(4) TO DECEMBER 31, 2002 ..............           0.00  $    7.58           (0.74)%    3.56%    (1.64)%       1.92%

                                                                                                       PORTFOLIO     NET ASSETS AT
                                                                                               TOTAL    TURNOVER     END OF PERIOD
                                                                                           RETURN(2)     RATE(3)   (000'S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       13.47%         17%  $       179,128
JANUARY 1, 2005 TO OCTOBER 31, 2005 ....................................................        2.06%         35%  $       131,102
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................................       17.86%         42%  $         1,337
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................................       37.77%         60%  $           145
AUGUST 30(4), 2002 TO DECEMBER 31, 2002 ................................................       (2.54)%        71%  $           634

ADVISOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       13.33%         17%  $        60,110
JANUARY 1, 2005 TO OCTOBER 31, 2005 ....................................................        1.88%         35%  $       119,986
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................................       17.39%         42%  $       137,439
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................................       37.26%         60%  $       140,500
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................................................      (27.11)%        71%  $       103,924
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................................................       (5.08)%        88%  $        89,132
FEBRUARY 24, 2000(4) TO DECEMBER 31, 2000 ..............................................       12.10%         87%  $         2,551

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       13.32%         17%  $     1,988,628
JANUARY 1, 2005 TO OCTOBER 31, 2005 ....................................................        1.92%         35%  $     1,938,610
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................................       17.62%         42%  $     2,389,496
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................................       37.46%         60%  $     2,709,452
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................................................      (26.95)%        71%  $     2,506,990
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................................................       (4.80)%        88%  $     3,664,068
JANUARY 1, 2000 TO DECEMBER 31, 2000 ...................................................        8.57%         87%  $     3,337,173

SMALL CAP DISCIPLINED FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       17.58%         54%  $         1,823
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..................................................        0.50%         56%  $         1,141

INSTITUTIONAL CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       17.62%         54%  $        57,738
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..................................................        0.63%         56%  $         2,162

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       17.35%         54%  $       226,314
JANUARY 1, 2005 TO OCTOBER 31, 2005 ....................................................       (2.71)%        56%  $       172,013
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................................       27.04%         41%  $       135,287
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................................       62.53%        156%  $        39,549
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .................................................       (8.80)%       201%  $         7,871

SMALL/MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       17.72%         24%  $        73,150
APRIL 11, 2005(4) TO OCTOBER 31, 2005 ..................................................       10.82%         80%  $        31,613

INVESTOR CLASS
NOVEMBER 1, 2005 TO APRIL 30, 2006 (UNAUDITED) .........................................       17.49%         24%  $       115,067
JANUARY 1, 2005 TO OCTOBER 31, 2005 ....................................................        8.45%         80%  $        37,526
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................................................       19.37%        133%  $        17,678
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................................................       58.44%        132%  $         8,725
MARCH 28, 2002(4) TO DECEMBER 31, 2002 .................................................      (24.20)%       108%  $         2,509
OPPORTUNITY FUND

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4)   Commencement of operations.

(5)   Amount calculated is less than $0.005.

(6)   Calculated based upon average shares outstanding.

(7) Effective February 1, 2006, the expense cap for Small/Mid Cap Value Fund - Administrator class changed from 1.20% to 1.15%. The blended expense cap as of April 30, 2006 is 1.18%.

(8) Effective February 1, 2006, the expense cap for Small/Mid Cap Value Fund - Investor class changed from 1.62% to 1.57%. The blended expense cap as of April 30, 2006 is 1.59%.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at April 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, and Small/Mid Cap Value Fund. Each Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                      Acquiring Funds                                                  Target Funds
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE DISCOVERY FUND - INVESTOR CLASS                          STRONG DISCOVERY FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - ADMINISTRATOR CLASS                          STRONG ENTERPRISE FUND - CLASS K
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - ADVISOR CLASS                          STRONG ENTERPRISE FUND - ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - INSTITUTIONAL CLASS              STRONG ENTERPRISE FUND - INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENTERPRISE FUND - INVESTOR CLASS                        STRONG ENTERPRISE FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND - INVESTOR CLASS      STRONG MID CAP DISCIPLINED FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND - ADMINISTRATOR CLASS                        STRONG OPPORTUNITY FUND - CLASS K
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND - ADVISOR CLASS                        STRONG OPPORTUNITY FUND - ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY FUND - INVESTOR CLASS                      STRONG OPPORTUNITY FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND - INVESTOR CLASS    STRONG SMALL COMPANY VALUE FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND - INVESTOR CLASS      STRONG SMALL/MID CAP VALUE FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign securities as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent a focus in such investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

AFFILIATE SECURITIES

      An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Companies that are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. The following positions were held at April 30, 2006:

Mid Cap Disciplined Fund

Security Name                    Quantity      Cost       Market Value   Unrealized Gain/Loss   % of Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------
SPANISH BROADCASTING
SYSTEM INCORPORATED             2,649,000   $22,573,193   $ 13,403,940       $(9,169,253)                5.53%
-----------------------------------------------------------------------------------------------------------------------

Small/Mid Cap Value Fund

Security Name                    Quantity      Cost       Market Value   Unrealized Gain/Loss   % of Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------
ALLIED HEALTHCARE
PRODUCTS INCORPORATED             694,633   $ 3,756,353   $  4,209,476       $  (453,123)                8.85%
-----------------------------------------------------------------------------------------------------------------------
COVALENT GROUP
INCORPORATED                    1,556,610     3,692,470      4,202,847           510,377                11.53%

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at April 30, 2006.

      At April 30, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
Fund                              Year Expires                     Carryforwards
--------------------------------------------------------------------------------
ENTERPRISE FUND                      2009                          $ 190,907,319
                                     2010                             64,764,000
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

      At April 30, 2006, the following Fund held future contracts:

                                                                                        Net Unrealized
                                                             Expiration     Notional     Appreciation
Portfolio                    Contracts         Type             Date         Amount     (Depreciation)
------------------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND   270 Short   Russell 2000 Mini   June 2006    $21,179,923     $(422,323)
------------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at April 30, 2006, are shown on the Statements of Assets and Liabilities.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statements of Operations.

SWAP CONTRACTS

      The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

      As of April 30, 2006, the following Fund had open swap contracts:

                    Swap          Notional    Interest Rate/        Interest Rate/        Maturity   Net Unrealized
Fund           Counter Party     Principal    Index Received         Index Paid             Date       Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------
OPPORTUNITY   Lehman Brothers   $32,641,944   Market Value         Notional Amount*       7-Jul-06   $    2,325,320
FUND              Finance                      Appreciation      (3 Month USD Libor
                                              on Customized    plus 30 bps) plus Market
                                               Stock Index*      Value Appreciation on
                                                                Customized Stock Index*
-------------------------------------------------------------------------------------------------------------------

* CUSTOMIZED STOCK INDEX CONSISTS OF THE FOLLOWING BASKET OF COMMON STOCKS VALUED AS OF APRIL 30, 2006: MARSHALL & ILSLEY, SUNTRUST BANK, TCF FINANCIAL CORPORATION, WACHOVIA CORPORATION, ZIONS BANCORP, US BANCORP, CITY NATIONAL CORPORATION, SYNOVUS FINANCIAL CORPORATION, AND BANK OF AMERICA CORPORATION.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

      Written options transactions for the period ended April 30, 2006, were as follows:

                                                     Mid Cap Disciplined Fund
                                                     ------------------------
                                                  Contracts    Premiums Received
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
--------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                          40      $     5,280
--------------------------------------------------------------------------------
OPTIONS WRITTEN                                      2,847          406,471
--------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS          (2,396)        (375,676)
--------------------------------------------------------------------------------
OPTIONS EXPIRED                                       (322)         (12,782)
--------------------------------------------------------------------------------
OPTIONS EXERCISED                                        0                0
--------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                               169      $    23,293
--------------------------------------------------------------------------------

                                                         Opportunity Fund
                                                         ----------------
                                                  Contracts    Premiums Received
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
--------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                           0      $         0
--------------------------------------------------------------------------------
OPTIONS WRITTEN                                     62,338        5,247,749
--------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS         (15,689)      (2,396,925)
--------------------------------------------------------------------------------
OPTIONS EXPIRED                                          0                0
--------------------------------------------------------------------------------
OPTIONS EXERCISED                                       (6)          (1,782)
--------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                            46,643      $ 2,849,042
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                  Small/Mid Cap Value Fund
                                               ---------------------------------
                                               Contracts     Premiums Received
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
--------------------------------------------------------------------------------
OPTIONS AT BEGINNING OF PERIOD                     2,308      $     399,334
--------------------------------------------------------------------------------
OPTIONS WRITTEN                                    9,554          2,705,819
--------------------------------------------------------------------------------
OPTIONS TERMINATED IN CLOSING TRANSACTIONS        (7,903)        (1,852,972)
--------------------------------------------------------------------------------
OPTIONS EXPIRED                                   (1,055)          (115,331)
--------------------------------------------------------------------------------
OPTIONS EXERCISED                                   (214)           (52,024)
--------------------------------------------------------------------------------
OPTIONS AT END OF PERIOD                           2,690      $   1,084,826
--------------------------------------------------------------------------------

Open written call and put option contracts as of April 30, 2006, are disclosed in the Portfolio of Investments.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                      Advisory Fee                                            Subadvisory Fee
                                Average Daily         (% of Average                       Average Daily        (% of Average
Fund                              Net Assets       Daily Net Assets)*     Subadviser       Net Assets       Daily Net Assets)**
-------------------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND                First $500 million          0.750         Wells Capital  First $100 million        0.450
                               Next $500 million          0.700            Management   Next $100 million        0.400
                                 Next $2 billion          0.650          Incorporated   Over $200 million        0.350
                                 Next $2 billion          0.625
                                 Over $5 billion          0.600
-------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE FUND               First $500 million          0.750         Wells Capital  First $100 million        0.450
                               Next $500 million          0.700            Management   Next $100 million        0.400
                                 Next $2 billion          0.650          Incorporated   Over $200 million        0.300
                                 Next $2 billion          0.625
                                 Over $5 billion          0.600
-------------------------------------------------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND      First $500 million          0.750         Wells Capital  First $100 million        0.450
                               Next $500 million          0.700            Management   Next $100 million        0.400
                                 Next $2 billion          0.650          Incorporated   Over $200 million        0.300
                                 Next $2 billion          0.625
                                 Over $5 billion          0.600
-------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND              First $500 million          0.750         Wells Capital  First $100 million        0.450
                               Next $500 million          0.700            Management   Next $100 million        0.400
                                 Next $2 billion          0.650          Incorporated   Over $200 million        0.300
                                 Next $2 billion          0.625
                                 Over $5 billion          0.600
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND    First $500 million          0.900         Wells Capital  First $100 million        0.550
                               Next $500 million          0.850            Management   Next $200 million        0.500
                                 Next $2 billion          0.800          Incorporated   Over $300 million        0.400
                                 Next $2 billion          0.775
                                 Over $5 billion          0.750
-------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                      Advisory Fee                                            Subadvisory Fee
                               Average Daily          (% of Average                       Average Daily        (% of Average
Fund                             Net Assets        Daily Net Assets)*     Subadviser       Net Assets       Daily Net Assets)**
-------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND      First $500 million          0.900         Wells Capital  First $100 million        0.450
                               Next $500 million          0.850            Management   Next $100 million        0.400
                                 Next $2 billion          0.800          Incorporated   Over $200 million        0.350
                                 Next $2 billion          0.775
                                 Over $5 billion          0.750
-------------------------------------------------------------------------------------------------------------------------------

      * Effective April 11, 2005. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Prior to January 1, 2005, Strong Capital Management, Inc., served as investment adviser to each of the predecessor Strong Funds. Funds Management and Strong Capital Management were both entitled to receive an annual fee at the following rates:

                                                             Advisory Fees
                                                             (% of Average
Fund                            Average Daily Net Assets   Daily Net Assets)
--------------------------------------------------------------------------------
DISCOVERY FUND                     ALL ASSET LEVELS              0.750
--------------------------------------------------------------------------------
ENTERPRISE FUND                         First $4 billion         0.750
                                         Next $2 billion         0.725
                                         Over $6 billion         0.700
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND                First $4 billion         0.750
                                         Next $2 billion         0.725
                                         Over $6 billion         0.700
--------------------------------------------------------------------------------
OPPORTUNITY FUND                        First $4 billion         0.750
                                         Next $2 billion         0.725
                                         Over $6 billion         0.700
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND              First $4 billion         0.750
                                         Next $2 billion         0.725
                                         Over $6 billion         0.700
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND                First $4 billion         0.750
                                         Next $2 billion         0.725
                                         Over $6 billion         0.700

      ** Effective January 1, 2006. Prior to January 1, 2006, the investment subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                              Subadvisory Fees
                                                          Average Daily        (% of Average
Fund                                Subadviser              Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------
DISCOVERY FUND                    Wells Capital         First $200 million         0.350
                             Management Incorporated     Over $200 million         0.300
----------------------------------------------------------------------------------------------
ENTERPRISE FUND                   Wells Capital         First $200 million         0.350
                             Management Incorporated     Over $200 million         0.300
----------------------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND          Wells Capital         First $200 million         0.350
                             Management Incorporated     Over $200 million         0.300
----------------------------------------------------------------------------------------------
OPPORTUNITY FUND                  Wells Capital         First $200 million         0.350
                             Management Incorporated     Over $200 million         0.300
----------------------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND        Wells Capital         First $200 million         0.350
                             Management Incorporated     Over $200 million         0.300
----------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND          Wells Capital         First $200 million         0.350
                             Management Incorporated     Over $200 million         0.300

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            Administration Fees
                                 Average Daily                 (% of Average
                                   Net Assets               Daily Net Assets)**
--------------------------------------------------------------------------------
FUND LEVEL                      First $5 billion                     0.05
                                 Next $5 billion                     0.04
                                Over $10 billion                     0.03
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                                  0.10
--------------------------------------------------------------------------------
ADVISOR CLASS                                                        0.28
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                  0.08
--------------------------------------------------------------------------------
Investor Class                                                       0.45
--------------------------------------------------------------------------------

      ** Effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
ALL SMALL AND MID CAP STOCK FUNDS (EXCEPT FOR
   DISCOVERY FUND)
--------------------------------------------------------------------------------
   CLASS K                                                           0.25
--------------------------------------------------------------------------------
   ADVISOR CLASS                                                     0.30
--------------------------------------------------------------------------------
   INSTITUTIONAL CLASS                                               0.02
--------------------------------------------------------------------------------
   INVESTOR CLASS                                                    0.30
--------------------------------------------------------------------------------
DISCOVERY FUND
--------------------------------------------------------------------------------
   INVESTOR CLASS                                                    0.25
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the period from January 1, 2005, though April 10, 2005, as shown below, have been combined with administration fees.

                                                             Transfer Agent Fees
                                                                  and Other
                                                               Related Expenses
--------------------------------------------------------------------------------
DISCOVERY FUND
   INVESTOR CLASS                                                $    142,657
--------------------------------------------------------------------------------
ENTERPRISE FUND
   CLASS K                                                              2,848
   ADVISOR CLASS                                                          663
   INSTITUTIONAL CLASS                                                    322
   INVESTOR CLASS                                                     375,731
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND
   INVESTOR CLASS                                                     431,093
--------------------------------------------------------------------------------
OPPORTUNITY FUND
   CLASS K                                                                590
   ADVISOR CLASS                                                       58,514
   INVESTOR CLASS                                                   1,441,770
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND
   INVESTOR CLASS                                                      92,709
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
   INVESTOR CLASS                                                      11,272

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
--------------------------------------------------------------------------------
ALL SMALL AND MID CAP STOCK FUNDS                                    0.02
--------------------------------------------------------------------------------

      Prior to February 28, 2005, State Street served as custodian for the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund. Prior to March 7, 2005, State Street served as custodian for the Strong Discovery Fund, Strong Enterprise Fund, Strong Mid Cap Disciplined Fund and Strong Opportunity Fund. State Street was entitled to receive certain fees, primarily based on transactions of the Fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
Share Class                                                  Daily Net Assets***
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR CLASS               0.25
--------------------------------------------------------------------------------

      ***Effective April 11, 2005. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan. For the period November 1, 2005, through April 30, 2006, shareholder servicing fees paid were as follows:

Fund                         Administrator          Advisor             Investor
--------------------------------------------------------------------------------
DISCOVERY FUND                 $  20,112                N/A          $   269,411
--------------------------------------------------------------------------------
ENTERPRISE FUND                    4,016           $  2,260              259,462
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND          73,075                N/A              696,434
--------------------------------------------------------------------------------
OPPORTUNITY FUND                 198,493            123,347            2,462,613
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND         1,913                N/A              236,021
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND          49,944                N/A               91,559

DISTRIBUTION FEES

      Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Advisor Class and certain Investor Class shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares of the Enterprise Fund and Opportunity Fund and 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Disciplined Fund and Small/Mid Cap Value Fund. For the period ended April 30, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to February 28, 2005, State Street served as fund accountant to the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund. Prior to March 7, 2005, State Street served as fund accountant for the Strong Discovery Fund, Strong Enterprise Fund, Strong Mid Cap Disciplined Fund and Strong Opportunity Fund. Fund accounting fees were paid by the Funds' administrator through April 10, 2005, and not by the funds.

WAIVED FEES AND REIMBURSED EXPENSES

      Effective April 11, 2005, Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from November 1, 2005, through April 30, 2006, were as follows:

                                         Net Operating Expense Ratios
                             ---------------------------------------------------
Fund                         Administrator   Advisor   Institutional   Investor
--------------------------------------------------------------------------------
DISCOVERY FUND                   1.15%           N/A         N/A         1.38%
--------------------------------------------------------------------------------
ENTERPRISE FUND                  1.15%         1.38%       0.90%         1.57%
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND         1.15%           N/A       0.90%         1.31%
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                        Net Operating Expense Ratios
                             ---------------------------------------------------
Fund                         Administrator   Advisor   Institutional   Investor
--------------------------------------------------------------------------------
OPPORTUNITY FUND                 1.04%         1.29%       N/A           1.35%
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND       1.20%          N/A       1.00%          1.61%
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND         1.15%*         N/A        N/A           1.57%**
--------------------------------------------------------------------------------

* EFFECTIVE FEBRUARY 1, 2006, THE EXPENSE CAP FOR SMALL/MID CAP VALUE FUND - ADMINISTRATOR CLASS CHANGED FROM 1.20% TO 1.15%. THE BLENDED EXPENSE CAP AS OF APRIL 30, 2006 IS 1.18%.

** EFFECTIVE FEBRUARY 1, 2006, THE EXPENSE CAP FOR SMALL/MID CAP VALUE FUND - INVESTOR CLASS CHANGED FROM 1.62% TO 1.57%. THE BLENDED EXPENSE CAP AS OF APRIL 30, 2006 IS 1.59%.

      Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital management, Inc. ("SCM"), had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Company Value Fund and Small/Mid Cap Value Fund from May 21, 2004, to May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended April 30, 2006, were as follows:

Fund                                        Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
DISCOVERY FUND                               $ 172,067,981         $ 140,699,641
--------------------------------------------------------------------------------
ENTERPRISE FUND                                152,666,232           158,339,821
--------------------------------------------------------------------------------
MID CAP DISCIPLINED FUND                       359,915,660           389,310,751
--------------------------------------------------------------------------------
OPPORTUNITY FUND                               356,607,104           631,105,718
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND                     157,668,296           121,060,770
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND                       113,648,835            26,869,773

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the period ended April 30, 2006, there were no borrowings under either agreement for the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund and Small Cap Disciplined Fund, while the Small/Mid Cap Value Fund had minimal borrowings.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. Funds management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE **        PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987         Chair of Finance, Wake Forest             None
63                                                    University, since 2006. Benson-
                                                      Pruitt Professorship, Wake
                                                      Forest University, Calloway
                                                      School of Business and
                                                      Accountancy, since 1999.
-------------------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998         Chairman, CEO, and Co-                    None
63                        (Chairman, since 2005)      Founder of Crystal Geyser
                                                      Water Company, and President
                                                      of Crystal Geyser Roxane Water
                                                      Company.
-------------------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987         Retired. Prior thereto, President         None
72                                                    of Richard M. Leach Associates
                                                      (a financial consulting firm).
-------------------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and Risk           None
53                                                    Management, Wharton School,
                                                      University of Pennsylvania.
                                                      Director of the Boettner Center
                                                      on Pensions and Retirement.
                                                      Research Associate and Board
                                                      Member, Penn Aging Research
                                                      Center. Research Associate,
                                                      National Bureau of Economic
                                                      Research.
-------------------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996         Senior Counselor to the public            None
54                                                    relations firm of Himle-Horner,
                                                      and Senior Fellow at the
                                                      Humphrey Institute,
                                                      Minneapolis, Minnesota
                                                      (a public policy organization).
-------------------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996         Principal of the law firm of              None
65                                                    Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)

                             WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE **        PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987         Private Investor/Real Estate              None
61                                                    Developer. Prior thereto,
                                                      Chairman of White Point
                                                      Capital, LLC until 2005.
-------------------------------------------------------------------------------------------------------------------

OFFICERS

-------------------------------------------------------------------------------------------------------------------
                          POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE           PAST FIVE YEARS                           OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of               None
47                                                    Wells Fargo Bank, N.A. and
                                                      President of Wells Fargo Funds
                                                      Management, LLC. Senior Vice
                                                      President and Chief
                                                      Administrative Officer of Wells
                                                      Fargo Funds Management, LLC
                                                      from 2001 to 2003.
-------------------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000       Vice President and Managing               None
45                                                    Senior Counsel of Wells Fargo
                                                      Bank, N.A. and Senior Vice
                                                      President and Secretary of Wells
                                                      Fargo Funds Management, LLC.
                                                      Vice President and Senior
                                                      Counsel of Wells Fargo Bank,
                                                      N.A. from 1996 to 2003.
-------------------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006       Vice President of Wells Fargo             None
32                                                    Bank, N.A. and Vice President
                                                      of Financial Operations for
                                                      Wells Fargo Funds
                                                      Management, LLC. Vice
                                                      President and Group
                                                      Finance Officer of Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      from 2004 to 2006. Vice
                                                      President of Portfolio Risk
                                                      Management for Wells Fargo
                                                      Bank, N.A. Auto Finance Group
                                                      in 2004. Vice President of
                                                      Portfolio Research and Analysis
                                                      for Wells Fargo Bank, N.A.
                                                      Auto Finance Group from 2001
                                                      to 2004. Director of Small
                                                      Business Services Risk
                                                      Management for American
                                                      Express Travel Related
                                                      Services from 2000 to 2001.
-------------------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance            Chief Compliance Officer of               None
44                        Officer, since 2004         Wells Fargo Funds
                                                      Management, LLC since 2004,
                                                      and from 1997 to 2002. In
                                                      2002 Ms. Peters left Wells Fargo
                                                      Funds Management, LLC to
                                                      pursue personal goals.
-------------------------------------------------------------------------------------------------------------------

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of April 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                                                           LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        --  Association of Bay Area Governments
ADR         --  American Depositary Receipts
AMBAC       --  American Municipal Bond Assurance Corporation
AMT         --  Alternative Minimum Tax
ARM         --  Adjustable Rate Mortgages
BART        --  Bay Area Rapid Transit
CDA         --  Community Development Authority
CDSC        --  Contingent Deferred Sales Charge
CGIC        --  Capital Guaranty Insurance Company
CGY         --  Capital Guaranty Corporation
CMT         --  Constant Maturity Treasury
COFI        --  Cost of Funds Index
Connie Lee  --  Connie Lee Insurance Company
COP         --  Certificate of Participation
CP          --  Commercial Paper
CTF         --  Common Trust Fund
DW&P        --  Department of Water & Power
DWR         --  Department of Water Resources
EDFA        --  Education Finance Authority
FFCB        --  Federal Farm Credit Bank
FGIC        --  Financial Guaranty Insurance Corporation
FHA         --  Federal Housing Authority
FHLB        --  Federal Home Loan Bank
FHLMC       --  Federal Home Loan Mortgage Corporation
FNMA        --  Federal National Mortgage Association
FRN         --  Floating Rate Notes
FSA         --  Financial Security Assurance, Inc
GDR         --  Global Depositary Receipt
GNMA        --  Government National Mortgage Association
GO          --  General Obligation
HFA         --  Housing Finance Authority
HFFA        --  Health Facilities Financing Authority
IDA         --  Industrial Development Authority
IDR         --  Industrial Development Revenue
LIBOR       --  London Interbank Offered Rate
LLC         --  Limited Liability Corporation
LOC         --  Letter of Credit
LP          --  Limited Partnership
MBIA        --  Municipal Bond Insurance Association
MFHR        --  Multi-Family Housing Revenue
MUD         --  Municipal Utility District
MTN         --  Medium Term Note
PCFA        --  Pollution Control Finance Authority
PCR         --  Pollution Control Revenue
PFA         --  Public Finance Authority
PLC         --  Private Placement
PSFG        --  Public School Fund Guaranty
RDA         --  Redevelopment Authority
RDFA        --  Redevelopment Finance Authority
REITS       --  Real Estate Investment Trusts
R&D         --  Research & Development
SFHR        --  Single Family Housing Revenue
SFMR        --  Single Family Mortgage Revenue
SLMA        --  Student Loan Marketing Association
STEERS      --  Structured Enhanced Return Trust
TBA         --  To Be Announced
TRAN        --  Tax Revenue Anticipation Notes
USD         --  Unified School District
V/R         --  Variable Rate
WEBS        --  World Equity Benchmark Shares
XLCA        --  XL Capital Assurance

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds' Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

                -----------------------------------------------------
                NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
                -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo Funds Management, LLC. All rights reserved.

                         www.wellsfargo.com/advantagefunds

                                                                   RT57200 06-06
                                                             SMCNLD/SAR123 04-06


ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed by the following persons on behalf of the registrant.

                                              Wells Fargo Funds Trust


                                              By: /s/ Karla M. Rabusch

                                                  Karla M. Rabusch
                                                  President


                                              By: /s/ A. Erdem Cimen

                                                      A. Erdem Cimen
                                                      Treasurer

                                              Date: June 21, 2006

                                  CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of the Wells Fargo Advantage Specialized Financial Services Fund, Wells Fargo Advantage Specialized Health Sciences Fund, Wells Fargo Advantage Specialized Technology Fund, Wells Fargo Advantage Mid Cap Growth Fund, Wells Fargo Advantage Small Cap Growth Fund, Wells Fargo Advantage Small Cap Opportunities Fund, Wells Fargo Advantage C&B Mid Cap Value Fund, Wells Fargo Advantage Common Stock Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Small Cap Disciplined Fund, and Wells Fargo Small/Mid Cap Value Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

      d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 21, 2006


/s/ Karla M. Rabusch
-----------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust